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                  SECOND SUPPLEMENTAL PARTICIPATION AGREEMENT NO. 2

    This SECOND SUPPLEMENTAL PARTICIPATION AGREEMENT NO. 2 (this "Second Supplemental Participation Agreement") is made and entered into as of December 17, 1997, among OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), an electric membership corporation organized under the laws of the state of Georgia and formerly known as Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation), as Lessee (the "Lessee"); DFO PARTNERSHIP, a New York general partnership and assignee of Ford Motor Credit Corporation, as Owner Participant (in such capacity, the "Owner Participant"); WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity except as specifically provided in the Participation Agreement but solely as a trustee under the Trust Agreement, and NATIONSBANK, N.A., a national banking association and successor by merger to The Citizens and Southern National Bank, acting through its agent, THE BANK OF NEW YORK, a state banking corporation organized under the laws of the state of New York, not in its individual capacity except as specifically provided in the Participation Agreement but solely as a trustee under the Trust Agreement (each in such capacity, an "Owner Trustee" and collectively, the "Owner Trustee"); THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A., a national banking association not in its individual capacity but solely as trustee under the Restated Indenture (in such capacity, the "Indenture Trustee"); COBANK, ACB, a bank organized under the laws of the United States and formerly known as the National Bank For Cooperatives, the successor by merger to Columbia Bank for Cooperatives (the "Loan Participant"); OPC SCHERER FUNDING CORPORATION, a Delaware corporation (the "Original Funding Corporation"); OPC SCHERER 1997 FUNDING CORPORATION A, a Delaware corporation (the "Funding Corporation"); SUNTRUST BANK, ATLANTA, a state banking corporation organized under the laws of the state of Georgia and formerly known as the Trust Company Bank, not in its individual capacity but solely as trustee under the Original Collateral Trust Indenture (in such capacity, the "Original Collateral Trust Trustee"); and SUNTRUST BANK, ATLANTA, a state banking corporation organized under the laws of the state of Georgia, not in its individual capacity but solely as trustee under the Collateral Trust Indenture (in such capacity, the "Collateral Trust Trustee").

                        W I T N E S S E T H:

    WHEREAS, on December 30, 1985, the Lessee, the Owner Participant, the Original Trustee, the Original Indenture Trustee and the Loan Participant, entered into the Original Participation Agreement;

    WHEREAS, the Owner Trustee issued the Outstanding Note to the Original Funding Corporation, on October 20, 1986, in connection with the refinancing of the Owner Trustee's Undivided Interest in the Facility and the resulting repayment of the Secured Note issued under the Indenture to the Loan Participant representing a portion of the purchase price of the Owner Trustee's Undivided Interest in the Facility;

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    WHEREAS, Section 7.1 of the Existing Participation Agreement permits a refinancing of the Outstanding Note by means of the issuance of one or more Additional Notes under the Indenture having such terms and conditions as may be agreed to by the Lessee and the Owner Participant;

    WHEREAS, the Lessee and the Funding Corporation have entered into the Purchase Agreement with the Purchasers, providing for the offering and sale of the Facility Bonds, the proceeds of which are to be loaned by the Funding Corporation to the Owner Trustee primarily for the purpose of prepaying the Outstanding Note;

    WHEREAS, the proceeds of the refinancing of the Outstanding Note, together with certain additional funds provided by the Lessee, will be used by the Original Funding Corporation to defease the Outstanding Bonds pursuant to Section 12.01 of the Original Collateral Trust Indenture;

    WHEREAS, in connection with the execution and delivery of this Second Supplemental Participation Agreement and the prepayment of the Outstanding Note, the Original Indenture Trustee is resigning as indenture trustee under the Original Lease Indenture, and the Indenture Trustee is being appointed as successor indenture trustee to the Original Indenture Trustee;

    WHEREAS, simultaneously herewith, the Owner Trustee and the Indenture Trustee are amending and restating the Indenture in the form of Exhibit A hereto;

    WHEREAS, the Facility Bonds are to be secured by, among other things, a pledge and assignment by the Owner Trustee of the Series 1997 Refunding Lessor Note to be issued by the Owner Trustee pursuant to the Indenture;

    WHEREAS, the Owner Trustee and the Lessee also will execute and deliver the Second Lease Supplement, substantially in the form of Exhibit B hereto; and

    WHEREAS, the parties hereto desire to amend the Existing Participation Agreement as set forth herein so as to provide, among other things, for the repayment of the Outstanding Note with the proceeds of the Series 1997 Refunding Lessor Note;

    NOW THEREFORE, in consideration of the premises and the mutual agreements herein contained and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree and consent as follows:


                                      ARTICLE I
                                     DEFINITIONS

     SECTION 1.01. Definitions. Capitalized terms used in this Second Supplemental Participation Agreement, including the recitals, or the other Operative Documents and not otherwise defined shall have the respective meanings assigned to such terms in Appendix A to the Original Participation Agreement or Appendix B to the First Supplemental Participation Agreement unless the context or use clearly indicates another or different meaning or intent, except for certain modifications, amendments and additions to such definitions as set forth in Appendix C to this Second Supplemental Participation Agreement. Capitalized terms set forth

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on Appendix C to this Second Supplemental Participation Agreement shall have the respective meanings assigned to such terms for all purposes hereof and under the Participation Agreement and words importing the singular include the plural and vice versa.

                                      ARTICLE II
                         REFINANCING OF THE OUTSTANDING NOTE

    SECTION 2.01. Agreements of the Funding Corporation. Subject to the terms and conditions hereof, on the 1997 Refinancing Date, the Funding Corporation shall make a loan to the Owner Trustee by paying to the Indenture Trustee immediately available funds in the amount of $42,757,000.00.

    SECTION 2.02. Issuance of Series 1997 Refunding Lessor Note by Owner Trustee; Application of Proceeds.

         (a) Subject to the terms and conditions hereof, on the 1997 Refinancing Date, upon receipt of the loan to be made by the Funding Corporation in accordance with Section 2.01 hereof and the 1997 Supplemental Rent Payment, the Indenture Trustee, on behalf of the Owner Trustee, shall:

              (1) apply the proceeds of such loan and a portion of the 1997 Supplemental Rent Payment to the prepayment in full to the Original Collateral Trust Trustee of the Outstanding Note including all then outstanding principal and interest and the associated prepayment premium; and

              (2)  apply the remainder of the 1997 Supplemental Rent
         Payment to the payment in immediately available funds (i) to the Purchasers of the Lessor's Share of the compensation to the Purcasers referred to on the cover page of the Offering Circular; (ii) to the recipients identified by the Owner Trustee of the Lessor's Share of any other 1997 Refinancing Transaction Expenses; and (iii) to the Original Collateral Trust Trustee of the Lessor's Refunding Share of the amount which, together with the proceeds paid pursuant to clause
         (i) will be sufficient to defease the Outstanding Bonds pursuant to
         Section 12.01 of the Original Collateral Trust Indenture.

         (b)  The execution of this Second Supplemental Participation
    Agreement constitutes notice to each of the parties hereto of Lessee's request for a Refinancing of the Outstanding Note and the Owner Trustee's intention to redeem the Outstanding Note in full on the 1997 Refinancing Date, as well as a request by Lessee to cause the Owner Trustee to issue an Additional Note pursuant to Section 8.1(c) of the Participation Agreement, a request and authorization by and from Owner Trustee to Indenture Trustee to issue the Series 1997 Refunding Lessor Note in the amounts set forth in
    Section 2.01 hereof on the 1997 Refinancing Date, and a certification by Owner Trustee that the terms thereof are not inconsistent with Section 2.12 of the Restated Indenture. The parties hereto agree that such notice, request, authorization and certification shall be deemed to be in full compliance with the requirements of Sections 7.1 and 8.1(c) of the Existing Participation Agreement and Sections 2.10 and 2.12 of the Restated Indenture.

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         (c)  Owner Trustee, the Original Funding Corporation and the
    Original Collateral Trust Trustee hereby consent to, and the Original Funding Corporation and the Original Collateral Trust Trustee hereby directs Indenture Trustee to agree to, the amendments of the Existing Participation Agreement, the Lease and the Indenture, on the terms set forth in this Second Supplemental Participation Agreement, the Second Lease Supplement and the Restated Indenture, subject to the satisfaction and performance of the conditions and covenants set forth in this Second Supplemental Participation Agreement.

    SECTION 2.03. Closing. The Closing of the transactions contemplated by this Second Supplemental Participation Agreement shall take place at the offices of Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York 10103, at 10:00 A.M., New York City time, on December 17, 1997, or at such other place and time and on such other date as the Lessee shall advise the other parties hereto is the closing date under the Purchase Agreement at least two Business Days prior to such new date (the "1997 Refinancing Date").

    SECTION 2.04. Resignation of Original Indenture Trustee; Appointment of Successor Trustee. Simultaneously with the execution and delivery of this Second Supplemental Participation Agreement and the Refinancing of the Outstanding Note, the Original Indenture Trustee is resigning as indenture trustee under the Original Lease Indenture. The Owner Trustee, the Owner Participant and the Lessee hereby waive the requirement of the Original Lease Indenture that the Original Indenture Trustee deliver thirty (30) days' prior written notice of such resignation. Simultaneously upon the Refinancing of the Outstanding Note, the Indenture Trustee is being appointed as successor indenture trustee under the Original Lease Indenture, the Owner Trustee, the Owner Participant and the Lessee hereby consent to such appointment, and the Indenture Trustee hereby accepts such appointment.

     SECTION 2.05. Restated Indenture; Second Lease Supplement. Simultaneously herewith, the Owner Trustee and the Indenture Trustee shall execute and deliver the Restated Indenture in the form of Exhibit A hereto and the Lessee and the Owner Trustee shall execute and deliver the Second Lease Supplement in the form of Exhibit B hereto.

     SECTION 2.06. Supplemental Rent. On the 1997 Refinancing Date, the Lessee shall make the 1997 Supplemental Rent Payment pursuant to Section 2 of the Second Lease Supplement and the payments required by Section 2 of the second supplement to the Other Leases.


                                     ARTICLE III
                                 CONDITIONS PRECEDENT

     SECTION 3.01. Conditions Precedent to Obligations of the Funding Corporation. The obligations of the Funding Corporation to take the actions specified in Section 2.01 with respect to the Owner Trustee on the 1997 Refinancing Date shall be subject to the performance by the Indenture Trustee on behalf of the Owner Trustee of its obligations under Section 2.02 hereof and to the following additional conditions precedent:

         (a) The Purchasers shall have purchased the Facility Bonds pursuant to, and in accordance with the terms of, the Purchase Agreement.

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         (b)       There shall have been delivered to the Funding Corporation, the Indenture Trustee and the Lessee copies of the following:

              (1) an opinion, dated the date of the proposed authentication and delivery on original issuance by the Indenture Trustee of the Series 1997 Refunding Lessor Note, from Sutherland, Asbill & Brennan LLP, counsel for the Lessee, substantially to the effect set forth in Exhibit C-1 hereto;

              (2) an opinion, dated the date of the proposed authentication and delivery on original issuance by the Indenture Trustee of the Series 1997 Refunding Lessor Note, from White & Case, special counsel for the Owner Participant, or from the general counsel of the Owner Participant or both, substantially to the effect set forth in Exhibit C-2 hereto;

              (3) an opinion, dated the date of the proposed authentication and delivery on original issuance by the Indenture Trustee of the Series 1997 Refunding Lessor Note, from Richards, Layton & Finger, special counsel for the Original Trustee, substantially to the effect set forth in Exhibit C-3(a) hereto; an opinion, dated the date of the proposed authentication and delivery on original issuance by the Indenture Trustee of the Series 1997 Refunding Lessor Note, from Powell, Goldstein, Frazer & Murphy LLP, special counsel for the Georgia Trustee, substantially to the effect set forth in Exhibit C-3(b) hereto; an opinion, dated the date of the proposed authentication and delivery on original issuance by Indenture Trustee of the Series 1997 Refunding Lessor Note, from Powell, Goldstein, Frazer & Murphy LLP, as special counsel to the agent for the Georgia Trustee, substantially to the effect set forth in Exhibit C-3(c) hereto;

              (4) an opinion, dated the date of the proposed authentication and delivery on original issuance by the Indenture Trustee of the Series 1997 Refunding Lessor Note, from Powell, Goldstein, Frazer & Murphy LLP, special counsel for the Indenture Trustee, substantially to the effect set forth in Exhibit C-4 hereto;

              (5) an opinion dated the date of the proposed authentication and delivery on original issuance by the Indenture Trustee of the Series 1997 Refunding Lessor Note, from Orrick, Herrington & Sutcliffe LLP, special regulatory counsel, substantially to the effect set forth in Exhibit C-5 hereto;

              (6) an Officers' Certificate, dated the date of the proposed authentication and delivery on original issuance by the Indenture Trustee of the Series 1997 Refunding Lessor Note, of the Lessee to the effect that (i) no Indenture Default or Indenture Event of Default has occurred and is continuing under the Restated Indenture;
         (ii) stating that the conditions contained in Section 2.12 of the Restated Indenture have been satisfied; (iii) specifying the amount of the costs and expenses relating to the issuance and sale of the Series 1997 Refunding Lessor Note; and (iv) stating that payments of Basic Rent, Stipulated Loss Value and Termination Value pursuant to the Lease, together with all other

                                          5
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         amounts payable pursuant to the Lease, are calculated to be sufficient to pay all of the principal, premium, if any, and interest on the Series 1997 Refunding Lessor Note;

              (7) an Officers' Certificate, dated the date of the proposed authentication and delivery on original issuance by the Indenture Trustee of the Series 1997 Refunding Lessor Note, of Owner Trustee stating that, to the best of his or her knowledge, no Indenture Default under clauses (b) through (e) of Section 4.1 of the Restated Indenture or any Indenture Event of Default has occurred and is continuing;

              (8) a request and authorization to the Indenture Trustee on behalf of the Owner Trustee to authenticate and deliver the Series 1997 Refunding Lessor Note in the principal amount of the loan made to the Owner Trustee by the Funding Corporation pursuant to Section
         2.01 hereof, upon payment to the Indenture Trustee, but for the account of the Owner Trustee, or upon its direction, of the sum specified in such request and authorization;

              (9) the consent of the Lessee to the request and authorization described in clause (8) above; and

              (10) an Officers' Certificate, dated the date of the proposed authentication and delivery on original issuance by the Indenture Trustee of the Series 1997 Refunding Lessor Note, of Owner Participant specifying the adjustments to be made pursuant to
         Section 8.1 of the Existing Participation Agreement and attesting to the accuracy thereof.

         (c) The Series 1997 Refunding Lessor Note dated and bearing interest from the date of the Facility Bonds, in the principal amount as indicated in the request and authorization delivered to the Indenture Trustee pursuant to paragraph (b)(8) above, which amount shall equal the amount of the loan to be made by the Funding Corporation to the Owner Trustee on the 1997 Refinancing Date, shall have been duly executed, authenticated and delivered to the Funding Corporation for assignment and redelivery to the Collateral Trust Trustee, duly endorsed by the Funding Corporation or accompanied by a written instrument of transfer in form satisfactory to the Collateral Trust Trustee, duly executed on behalf of Funding Corporation and the Series 1997 Refunding Lessor Note shall mature, bear interest and be payable as provided in the Restated Indenture.

         (d) The Outstanding Note held by Original Collateral Trust Trustee, as assignee of the Original Funding Corporation, shall have been paid and delivered to the Indenture Trustee for cancellation in accordance with the Indenture, and the Original Funding Corporation shall have duly executed and delivered to the Owner Trustee and the Indenture Trustee an instrument, dated the 1997 Refinancing Date, acknowledging such payment.

         (e) The Lessee, the Owner Trustee and the Owner Participant shall have fulfilled all their respective covenants and agreements contained in each Operative

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Document to which it or they are a party; and no default or event of default shall have occurred and be continuing thereunder; and the Funding Corporation and the Collateral Trust Trustee shall have received certificates from the Lessee, the Owner Trustee and the Owner Participant to such effect and an Officer's Certificate dated the date of the proposed authentication and delivery on original issuance by the Indenture Trustee of the Series 1997 Refunding Lessor Note, of the Original Funding Corporation, accompanied by an Opinion of Counsel pursuant to Section 12.01 of the Original Collateral Trust Indenture, instructing the Original Collateral Trust Trustee to execute the appropriate documents acknowledging satisfaction and discharge of the Original Collateral Trust Indenture.

         (f) The Original Funding Corporation and the Lessee shall have received the Termination, Discharge and Satisfaction of Collateral Trust Indenture and Collateral Assignment, dated as of the 1997 Refinancing Date, made by the Original Collateral Trust Trustee with respect to the Original Collateral Trust Indenture.

         (g) No change shall have occurred on or after the date of execution of this Second Supplemental Participation Agreement in Applicable Laws that, in the opinion of the Funding Corporation or its counsel, would make it illegal for the Funding Corporation to issue and sell the Facility Bonds or make the loans contemplated hereby.

         (h) No action, proceeding or investigation shall have been instituted nor shall any action before any court or governmental authority or agency be threatened, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental authority or agency as of the 1997 Refinancing Date to set aside, restrain, enjoin or prevent the consummation of the transactions contemplated by the Purchase Agreement, the Offering Circular, the Restated Indenture or this Second Supplemental Participation Agreement.

         (i) All approvals required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency, or by or from any trustee or holder of any indebtedness or obligations of the Lessee, the Owner Participant or the Owner Trustee, that are necessary or, in the opinion of the Funding Corporation or its special counsel, advisable in connection with the consummation of the transactions contemplated hereby, shall have been duly taken, given or obtained, as the case may be, shall be in full force and effect on the 1997 Refinancing Date, shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained shall have expired or no review thereof may be obtained or appeal therefrom taken, and shall be adequate to authorize the consummation of the transactions contemplated hereby and the performance by the Lessee, the Owner Participant and the Owner Trustee of their respective obligations hereunder and under any Operative Document to which it is a party.

         (j) The following documents shall have been duly authorized, executed and delivered by the parties thereto and such documents shall be in full force and effect on the 1997 Refinancing Date without any event or condition having occurred or existing that

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constitutes, or with the giving of notice or lapse of time or both would constitute, a default thereunder or breach thereof or would give any party thereto the right to terminate any thereof, and an executed counterpart or a copy, as applicable, of each of the following documents listed in clauses (1) through (5) below shall have been delivered to the Funding Corporation and the Collateral Trust Trustee:

              (1) a copy of the Original Participation Agreement and each of the documents referred to in Section 4.2(b) thereof;

              (2) a copy of the First Supplemental Participation Agreement and each of the documents referred to in Section 3.01(i) thereof;

              (3) an executed counterpart of this Second Supplemental Participation Agreement;

              (4)       an executed counterpart of the Restated Indenture;

              (5)       an executed counterpart of the Second Lease Supplement;
         and

              (6)       the Amendment No. 1 to the Tax Indemnification
         Agreement.

         (k) On the 1997 Refinancing Date, there shall be vested in the Owner Trustee (i) good and marketable title to its Undivided Interest in the Facility free and clear of all Liens other than Permitted Liens, and (ii) a good, valid and enforceable leasehold interest in the Unit 2 Site Interest, the Global Common Facilities Interest and the Local Common Facilities Interest free and clear of all Liens other than Permitted Liens.

         (l) All filings and recordings necessary or advisable, in the opinion of the Funding Corporation or its counsel, to perfect for the benefit of the Indenture Trustee and holder of the Series 1997 Refunding Lessor Note issued by the Owner Trustee, the first mortgage lien on, and first security title and first security interest in, all rights, properties and interests included in the Indenture Estate as provided in the Restated Indenture, shall have been duly made; and the Restated Indenture shall constitute a valid, direct first mortgage lien of record on and a first security title and first security interest in, the Indenture Estate subject to no Liens except Permitted Liens (other than Lessor's Liens, Owner Participant's Liens and Indenture Trustee's Liens).

         (m)       On the 1997 Refinancing Date:

                   (1) The Funding Corporation and Collateral Trust Trustee shall have received an Officers' Certificate of the Owner Participant, dated as of such 1997 Refinancing Date, stating that (A) the representations and warranties of the Owner Participant contained in
         Section 5.1 of the Original Participation Agreement are true and accurate on and as of the 1997 Refinancing Date as though made on and as of such date except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date); (B) no Indenture Default or Indenture Event of Default with respect to the Owner Participant or, to

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         its actual knowledge, the Owner Trustee, that is not a Lease Default under the Lease to which the Owner Trustee is a party has occurred and is continuing;

              (2) The Funding Corporation and the Collateral Trust Trustee each shall have received an Officers' Certificate of the Lessee, dated as of such 1997 Refinancing Date, stating that (A) the representations and warranties of the Lessee contained in Section
         5.5 of the Original Participation Agreement are true and accurate on and as of the 1997 Refinancing Date as though made on and as of such date except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date), except as specified in Section 7.02 hereof; (B) no event or condition has occurred and is continuing, or would result from the consummation of any transaction contemplated hereby, which constitutes a Lease Default or a Lease Event of Default under the Lease; and (C) each of the Operative Documents to which the Lessee is a party remains in full force and effect with respect to it; and

              (3) The Funding Corporation and the Collateral Trust Trustee each shall have received a copy of an Officers' Certificate of the Owner Trustee, dated as of such 1997 Refinancing Date, stating that each Operative Document to which the Owner Trustee is a party or under which it has rights or obligations remains in full force and effect with respect to it.

         (n) The Funding Corporation and the Collateral Trust Trustee each shall have received a copy of resolutions of the Board of Directors of the Lessee, certified as of the 1997 Refinancing Date by the Secretary or an Assistant Secretary thereof, duly authorizing the execution and delivery by the Lessee of the Restated Indenture, and the execution, delivery and performance by the Lessee of the Second Lease Supplement, this Second Supplemental Participation Agreement and the Amendment No. 1 to the Tax Indemnification Agreement, together with an incumbency certificate as to the person or persons authorized to execute and deliver such documents on its behalf.

         (o)       No Event of Loss shall have occurred under the Lease.

         (p) All taxes, fees and other charges payable in connection with the execution, delivery, recordation and filing of all the documents and instruments referred to in this Second Supplemental Participation Agreement and in connection with the issuance and sale of the Series 1997 Refunding Lessor Note to be issued by the Owner Trustee on the 1997 Refinancing Date shall have been paid in full.

         (q) There shall not have occurred any material adverse change in the consolidated assets, liabilities, operations or financial condition of the Lessee from that set forth in the audited consolidated financial statements of the Lessee as at December 31, 1996, and for the fiscal year then ended other than the changes relating to the corporate restructuring of the Lessee which occurred on March 11, 1997, including, without limitation, the transfer of the transmission assets and system operating assets of the

    Lessee to Georgia Transmission Corporation (An Electric Membership Corporation) and Georgia System Operations Corporation, respectively.

         (r) The Funding Corporation shall have received a certificate from the Lessee that all documents, agreements and opinions relating to the issuance of the Series 1997 Refunding Lessor Note are satisfactory to it.

     SECTION 3.02. Conditions Precedent to Obligations of the Owner Trustee. The obligations of the Owner Trustee to issue and deliver the Series 1997 Refunding Lessor Note to the Funding Corporation on the 1997 Refinancing Date in consideration of the loans to be made by the Funding Corporation shall be subject to the performance by the Funding Corporation of its obligations under Section 2.01 hereof and the performance by each of the Lessee, the Owner Participant and the Loan Participant of its obligations under Section 7.2 of the Original Participation Agreement.

     SECTION 3.03. Conditions Precedent to Obligations of the Indenture Trustee. The obligations of the Indenture Trustee to take the action required by Section 2.02 hereof on the 1997 Refinancing Date shall be subject to the fulfillment of the conditions set forth in Section 2.12 of the Restated Indenture.

                                      ARTICLE IV
                      REPRESENTATIONS, WARRANTIES AND AGREEMENTS

     SECTION 4.01. Representations, Warranties and Agreements of the Lessee. Except as specified in Section 7.02 hereof, the Lessee hereby confirms for the benefit of the Owner Participant, the Funding Corporation, the Collateral Trust Trustee, the Owner Trustee and their respective affiliates, successors and permitted assigns the representations, warranties and agreements of the Lessee contained in Section 5.5 of the Existing Participation Agreement (except the representations and warranties contained in Subsection 5.5(i) thereof) on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations, warranties and agreements relate solely to an earlier date (in which case such representations and warranties are confirmed as being true and accurate on and as of such earlier date and such agreements are confirmed as having been performed on such earlier date).

    Lessee hereby further represents and warrants that Lessee's financial statements included in the Offering Circular present fairly in all material respects the financial position of Lessee as of the dates thereof and the results of operations and cash flows of Lessee for the periods covered thereby, all in conformity with GAAP consistently applied (except as disclosed in the notes thereto, and subject to normal year-end adjustments in the case of the unaudited financial statements). Except as disclosed in the Offering Circular, there has been no material adverse change in the assets, liabilities, business or financial position of Lessee, and nothing has occurred to the knowledge of Lessee which could materially and adversely affect the ability of Lessee to perform its obligations under the Operative Documents. As of its date, the Offering Circular did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading under the circumstances under which any such statement was made.

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


     SECTION 4.02. Representations, Warranties and Agreements of the Owner Participant. Except as specified in Section 7.01, the Owner Participant hereby confirms for the benefit of the Lessee, the Funding Corporation, the Collateral Trust Trustee, the Owner Trustee and their respective affiliates, successors and permitted assigns the several representations, warranties and agreements of the Owner Participant contained in Section 5.1 of the Existing Participation Agreement on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations, warranties and agreements relate solely to an earlier date (in which case such representations and warranties are confirmed as being true and accurate on and as of such earlier date and such agreements are confirmed as having been performed on such earlier date).

     SECTION 4.03. Representations, Warranties and Agreements of the Original Trustee and the Bank. The Original Trustee and the Bank hereby confirm for the benefit of the Lessee, the Owner Participant, the Funding Corporation, the Collateral Trust Trustee, Georgia Bank and Georgia Trustee and their respective affiliates, successors and permitted assigns the representations, warranties and agreements of the Owner Trustee and the Bank contained in Section 5.2 of the Existing Participation Agreement on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations, warranties and agreements relate solely to an earlier date (in which case such representations and warranties are confirmed as being true and accurate on and as of such earlier date and such agreements are confirmed as having been performed on such earlier date).

     SECTION 4.04. Representations, Warranties and Agreements of the Georgia Trustee and the Georgia Bank. (a) The Georgia Trustee and the Georgia Bank hereby confirm for the benefit of each of the other parties hereto and their respective affiliates, successors and permitted assigns the representations, warranties and agreements of the Georgia Trustee and the Georgia Bank contained in Sections 6.4 and 6.5 of Trust Supplement No. 2 on and as of the date hereof as though made on and as of the date hereof, except: (i) the representations and warranties set forth in Sections 6.4 (a),
(b) and (e) thereof; (ii) the covenants set forth in Section 6.5 (a) thereof; and (iii) to the extent that such representations, warranties and agreements relate solely to an earlier date (in which case such representations and warranties are confirmed as being true and accurate on and as of such earlier date and such agreements are confirmed as having been performed on such earlier date).

     (b) The Georgia Trustee and the Georgia Bank hereby further represent and warrant that Georgia Bank is a banking association duly organized, validly existing and in good standing under the laws of the United States of America with its chief executive office in Charlotte, North Carolina and its principal office in the State of Georgia in Atlanta, Georgia, has the corporate power, authority and legal right to execute and deliver Trust Supplement No. 2 and to perform its obligations under the Trust Agreement, and (assuming the due authorization, execution and delivery of the Original Trust Agreement and Trust Supplement No. 2 by Owner Participant and Original Trustee and the due execution and delivery of Trust Supplement No. 2 by Co-Owner Trustee) Georgia Bank has the full power, authority and legal right as Owner Trustee to execute and deliver Trust Supplement No. 2 and to perform its obligations under the Trust Agreement and each other Operative Document to which it is a party as Owner Trustee.

     (c) The Georgia Trustee and the Georgia Bank hereby further represent and warrant that the principal place of business and chief executive office of Georgia Bank is located in Charlotte, Mecklenburg County, North Carolina and its principal office in the State of Georgia is located in Atlanta, Georgia, and the office where Georgia Trustee maintains the records concerning the trust contemplated hereby is located in DeKalb County, Georgia or New York, New York.

     (d) The Georgia Trustee and the Georgia Bank hereby further represent and warrant that the execution and delivery of Trust Supplement No. 2 and the performance of the Trust Agreement by Georgia Bank have been duly authorized by all necessary corporate action of Georgia Bank and require no consent of any shareholder or trustee or any holder of any indebtedness affecting Georgia Bank or any of its properties, and (assuming the due authorization, execution and delivery of the Original Trust Agreement and Trust Supplement No. 2 by Owner Participant and Original Trustee and the due execution and delivery of Trust Supplement No. 2 by Co-Owner Trustee) the execution, delivery and performance by Georgia Trustee of each other Operative Document to which it is a party have been duly authorized by Georgia Trustee and duly executed and delivered by an officer or authorized agent of Georgia Bank authorized to execute and deliver each such other Operative Document on behalf of Georgia Trustee and, assuming due authorization, execution and delivery by the other parties hereto and thereto (and in the case of the Notes, authentication thereof by Indenture Trustee), Trust Supplement No. 2 will constitute a legal, valid and binding obligation of Georgia Bank enforceable against Georgia Bank in accordance with its terms, and Georgia Bank has no reason to believe that the other Operative Documents to which Georgia Trustee is a party do not constitute valid and binding obligations of Georgia Trustee enforceable against Georgia Trustee in accordance with their respective terms.

     (e)  The Georgia Trustee and the Georgia Bank hereby covenant that
Georgia Bank will give sixty (60) days prior written notice to Lessee, Owner Participant, Original Trustee and Indenture Trustee if Georgia Bank's principal place of business in Georgia ceases to be in Atlanta, Fulton County, Georgia, or chief executive office shall cease to be located in Charlotte, North Carolina.

     SECTION 4.05.  Representations, Warranties and Agreements of the
Indenture Trustee. The Indenture Trustee hereby confirms for the benefit of the Lessee, the Owner Participant, the Funding Corporation, the Collateral Trust Trustee, the Owner Trustee and their respective affiliates, successors and assigns the representations, warranties and agreements of such Indenture Trustee contained in Section 5.4 of the Existing Participation Agreement on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations, warranties and agreements relate solely to an earlier date (in which case such representations and warranties are confirmed as being true and accurate on and as of such earlier date and such agreements are confirmed as having been performed on such earlier date).

     SECTION 4.06. Representation, Warranty and Agreement of the Funding Corporation. The Funding Corporation hereby represents and warrants to each of the other parties hereto that it is acquiring the Series 1997 Refunding Lessor Note to be acquired by it, for its own account for investment and not with a view to, or for sale in connection with, any distribution. The Funding Corporation hereby agrees with each of the other parties hereto that, during such time as the Series 1997 Refunding Lessor Note is outstanding, it will not engage in any business or activity other than in connection with or relating to, the issuance of Facility Bonds pursuant to the Collateral Trust Indenture or amend or engage in any activity or take any action not permitted by Articles THIRD or SIXTH of its Certificate of Incorporation, as in effect on the date of execution and delivery hereof, without, in each case, the consent of the other parties hereto (other than the Loan Participant, the Original Funding Corporation and the Original Collateral Trust Trustee).

     SECTION 4.07. No-Petition Agreements. Each of the Lessee, the Owner Participant, the Owner Trustee, the Indenture Trustee and Collateral Trust Trustee hereby severally agrees that it will not file a petition, or join in the filing of a petition, seeking reorganization, arrangement, adjustment or composition of or in respect of the Funding Corporation under the Federal Bankruptcy Code or any other applicable Federal or State law or the law of the District of Columbia.

     SECTION 4.08. Certificates Required in Connection with Mandatory Redemption of Facility Bonds. The Lessee hereby agrees that, in connection with the prepayment of Series 1997 Refunding Lessor Note under one of the circumstances described in Section 6.01(b) of the Collateral Trust Indenture, it will give to the Collateral Trust Trustee the certificate required by such section.

     SECTION 4.09. Preparation of Tax Returns. The Lessee hereby agrees to prepare or cause to be prepared for the benefit of the Funding Corporation all federal, state and local tax returns and elections pertaining to or affecting tax liability of the Funding Corporation and the Funding Corporation agrees to cooperate with the Lessee or its representative in the preparation of such returns and elections.

                                  ARTICLE V
                               INDEMNIFICATION

     SECTION 5.01. Indemnification. The Lessee hereby confirms, for the benefit of Funding Corporation and its Affiliates, its agreements contained in
Article 6 of the Participation Agreement, except that the exclusion from the indemnity provided in Section 6.2(b) of the Participation Agreement which is contained in Section 6.2(c)(i) and (ii) thereof shall not apply to the Funding Corporation and its Affiliates if the nonpayment of such Tax would result in the creation of a Lien on the Indenture Estate; provided, however, that such exclusion shall apply to the Funding Corporation if such Tax was directly attributable to actions by it which are in violation of its agreement contained in Section 4.06 hereof, or if it (i) fails to file any income tax return required to be filed by it on a timely basis, (ii) files any tax return on a basis different from that prepared or recommended by the Lessee in accordance with Section 4.09 hereof, (iii) fails to file any election pertaining to or affecting its tax liability in a manner recommended by the Lessee in accordance with Section 4.09 hereof or (iv) files any such election on a basis different than that prepared or recommended by the Lessee in accordance with Section 4.09 hereof.

                                      ARTICLE VI
                                       EXPENSES

     SECTION 6.01.  Expenses.

         (a) The Owner Trustee hereby agrees that, if the Closing contemplated hereby is consummated, it will pay or cause to be paid the Lessor's Share of the 1997 Refinancing Transaction Expenses.

         (b) The Lessee hereby agrees to pay or cause to be paid (i) the fees and disbursements of its counsel in connection with the transactions contemplated hereby, (ii) all fees and expenses of the Original Collateral Trust Trustee or the Collateral Trust Trustee under the Original Collateral Trust Indenture or Collateral Trust Indenture, respectively, not included within 1997 Refinancing Transaction Expenses, and (iii) all fees and expenses of J.H. Management Corporation in connection with its administration of the Funding Corporation.

                                     ARTICLE VII
                    AMENDMENTS TO EXISTING PARTICIPATION AGREEMENT

     SECTION 7.01.  Amendments to Section 5.1.

         (a) Subsection 5.1(a) of the Existing Participation Agreement is hereby amended by deleting such subsection in its entirety and substituting the following in lieu thereof:

         "(a) Owner Participant is a partnership existing under the laws of the state of New York and has the power and authority and legal right to execute, deliver and perform this Agreement and each other Operative Document to which it is a party."

         (b) Subsection 5.1(b) of the Existing Participation Agreement is hereby amended by deleting the first sentence of such section in its entirety and substituting the following sentence in lieu thereof:

         "The execution, delivery and performance by Owner Participant of this Agreement and each other Operative Document to which it is a party have been duly authorized by all necessary action on the part of Owner Participant and do not require the consent or approval of any partner or trustee or holder of any indebtedness or other obligation of Owner Participant."

         (c) Subsection 5.1(c) of the Existing Participation Agreement is hereby amended by deleting the phrases "certificate of incorporation or by-laws" and "the jurisdiction in which it is incorporated" in the first sentence of such subsection and substituting in lieu thereof the phrases "partnership agreement" and "New York," respectively.

     SECTION 7.02.  Amendments to Section 5.5.

         (a) Subsection 5.5(a) of the Existing Participation Agreement is hereby amended by deleting the last sentence of such subsection and substituting the following sentence in lieu thereof:

         "Lessee has three subsidiaries: (1) Black Diamond Energy, Inc., a wholly-owned subsidiary of Lessee which owns and leases to Lessee railroad cars for transporting coal; (2) Rocky Mountain Leasing Corporation, a wholly-owned subsidiary of Lessee formed in connection with a leveraged lease financing transaction relating to Oglethorpe's Rocky Mountain Pumped Storage Hydroelectric Plant; and (3) EnerVision, Inc., Tailored Energy Solutions, a wholly owned subsidiary of Lessee to which it may transfer its energy marketing services business."

         (b) Subsection 5.5(b) of the Existing Participation Agreement is hereby amended by deleting such subsection in its entirety and substituting the following in lieu thereof:

              (b) Authorization. The execution, delivery and performance by Lessee of this Agreement and each other Operative Documents to which it is a party has been duly authorized by all necessary corporate action on the part of Lessee and do not require the consent or approval of any member of Lessee or any trustee or holder of any indebtedness or other obligation of Lessee or of the Co-Owners, except for approvals of RUS in connection with any Refinancing, approvals listed on Schedule 4 and the consents of the Other Co-Owners contained in the Co-Owners' Consent, which have been duly obtained with true copies thereof delivered to the Participants.

         (c) Subsection 5.5(g) of the Existing Participation Agreement is hereby amended by deleting the third sentence of such section in its entirety and substituting the following sentence in lieu thereof:

         The Unit 2 Site and the Local Common Facilities Site are owned in fee simple by Lessee as tenant-in-common with GPC, Dalton and MEAG, in the respective percentages set forth in the Ownership Agreement, and Lessee, GPC, Dalton and MEAG, as tenants-in-common in the respective percentages set forth in the Ownership Agreement, have good and marketable and indefeasible title to the Local Common Facilities (other than the Local Common Facilities Site), in each case free and clear of all Liens (other than Permitted Liens).

         (d) Subsection 5.5(o) of the Existing Participation Agreement is hereby amended by deleting the term "REA Mortgage" therein and substituting the term "Oglethorpe Indenture" in lieu thereof.

         (e) Subsection 5.5(r)(i) of the Existing Participation Agreement is hereby amended by deleting clause (y) of such subsection in its entirety and substituting the following in lieu thereof:

         (y) a balance sheet of Lessee as at the end of such fiscal year and the related statement of revenue and expenses, statement of patronage capital and statements of cash flows for the year then ended, together with the report with respect thereto of Coopers & Lybrand L.L.P., or other independent public accountants of recognized national standing, and

         (f) Subsection 5.5(r)(iv) of the Existing Participation Agreement is hereby amended by deleting the phrase "an event of default under Section 1 of Article III of the REA Mortgage" therein and substituting the phrase "an Event of Default under Section 8.1 of the Oglethorpe Indenture."

         (g) Subsection 5.5(u) of the Existing Participation Agreement is hereby amended by deleting such subsection in its entirety and substituting the following in lieu thereof:

         "(u) Rate Design. Lessee will observe and perform its covenants contained in Section 13.14 of the Oglethorpe
         Indenture as the same may be in effect from time to time."

     SECTION 7.03. Amendment to Section 7.1. Section 7.1 of the Existing Participation Agreement is hereby amended by adding the following immediately after the first sentence thereof: "Solely in connection with a defeasance of the Facility Bonds pursuant to Article 12 of the Collateral Trust Indenture, proceeds of any Refinancing shall be used, after application of such proceeds to the purposes described in the preceding sentence, to effect such defeasance in accordance with said Article 12. Notwithstanding the foregoing, no Refinancing may be requested which would not be permitted by the terms of the Note which is to be Refinanced."

     SECTION 7.04. Amendment to Schedule 1. Schedule 1 to the Existing Participation Agreement is hereby deleted in its entirety and replaced by
Schedule 1 to this Second Supplemental Participation Agreement. The Lessee, the Owner Trustee and the Owner Participant agree that, to the extent that further adjustments are required in the Schedules of Basic Rent, Stipulated Loss Values and Termination Values to bring such Schedules into compliance with the provisions of Article 8 of the Participation Agreement, such adjustments shall be made effective on or prior to the 1997 Refinancing Date. The Lessee represents and warrants that the adjustments to Basic Rent, Stipulated Loss Value and Termination Value, as reflected in Schedule 1 to this Second Supplemental Participation Agreement, as such schedules may be further adjusted on or prior to the 1997 Refinancing Date, are such that the amounts of

Basic Rent, Stipulated Loss Value and Termination Value, as so adjusted, payable on any date, together with all other amounts required to be paid on any such date under the Lease, shall be sufficient to pay in full all amounts of principal of, and premium, if any, and interest on the Series 1997 Refunding Lessor Note due and payable on such date.

     SECTION 7.05. Amendment to Schedule 9. Schedule 9 to the Existing Participation Agreement is hereby deleted in its entirety and replaced by
Schedule 9 hereto, with such additions, deletions or modifications as Lessee may provide by an Officers' Certificate to the other parties hereto on or before the 1997 Refinancing Date.

     SECTION 7.06.  Rights of Loan Participant, Original Funding
Corporation and the Original Collateral Trust Trustee. Except with respect to rights to indemnification under the Existing Participation Agreement, the rights and obligations of the Loan Participant, the Original Funding Corporation and the Original Collateral Trust Trustee under the Existing Participation Agreement shall terminate on the 1997 Refinancing Date.

                                     ARTICLE VIII
                                    MISCELLANEOUS

     SECTION 8.01.  Certain Actions Under Collateral Trust Indenture.  The
Owner Participant hereby directs the Owner Trustee, upon the request of the Lessee, and the Lessee hereby so requests the Owner Trustee, to direct the Original Collateral Trust Trustee to give the notice required by Section 6.05 of the Original Collateral Trust Indenture and to redeem the Outstanding Bonds on the Outstanding Bonds Redemption Date in accordance with the terms and provisions of Article Six of the Original Collateral Trust Indenture. The Original Funding Corporation hereby directs the Original Collateral Trust Trustee to apply the amount received by it under Sections 2.02(a)(1) and 2.02(a)(2)(iii) to defease the Outstanding Bonds in accordance with Section
12.01 of the Original Collateral Trust Indenture.

     SECTION 8.02. Appointment of the Lessee as Agent. The Owner Trustee hereby appoints the Lessee as its agent for purposes of giving one or more Lessor Requests (as defined in the Collateral Trust Indenture) pursuant to the Collateral Trust Indenture. Such appointment may be revoked by the Owner Trustee at any time after a Lease Default or a Lease Event of Default has occurred and is continuing.

     SECTION 8.03. Notices. Any notice, consent, demand, request or other communication required or permitted under the terms and provisions of the Participation Agreement to be given to any party thereto shall be in writing and shall become effective when delivered by hand or received by telex or telecopier or registered first class mail, postage prepaid, addressed to (i) any such party which was a party to the Original Participation Agreement or the First Supplemental Participation Agreement at its address set forth in the Original Participation Agreement or the First Supplemental Participation Agreement, as appropriate, (ii) the Funding Corporation in care of J.H. Management Corporation, One International Place, Suite 520, Boston, Massachusetts 02110,
Attention: President, and (iii) the Collateral Trust Trustee at 58 Edgewood Avenue, Room 400A, Atlanta, Georgia 30303, Attention: Corporate Trust Department or at such other address as any of the foregoing Persons shall from time to time designate in writing to the other parties hereto.

     SECTION 8.04. Direction to Owner Trustee. The Owner Participant hereby consents to, and authorizes and directs the Owner Trustee to execute and deliver, the Restated Indenture, Second Lease Supplement, this Second Supplemental Participation Agreement, and any certificates or other instruments required in connection herewith or therewith, and to take all other action contemplated hereby and thereby pursuant to the Trust Agreement.

     SECTION 8.05. Amendment. Each party hereto hereby consents to the amendments to the Operative Documents and the transactions contemplated by this Second Supplemental Participation Agreement.

     SECTION 8.06. Successors and Assigns. This Second Supplemental Participation Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns, and all Noteholders.

     SECTION 8.07. Counterpart Execution. This Second Supplemental Participation Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 8.08. Effect of Amendment. Except as expressly amended, supplemented and modified by this Second Supplemental Participation Agreement, the Original Participation Agreement as amended, modified and supplemented by the First Supplemental Participation Agreement and all terms and conditions thereof shall continue in full force and effect, unmodified and unchanged. From and after the date of delivery of this Second Supplemental Participation Agreement, the Original Participation Agreement as amended, modified and supplemented by the First Supplemental Participation Agreement and all references thereto in any and all Operative Documents shall mean and include the Original Participation Agreement and the First Supplemental Participation Agreement as modified, amended and supplemented by this Second Supplemental Participation Agreement.

     SECTION 8.09. Headings. The headings of the sections and paragraphs of this Second Supplemental Participation Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions hereof.


                     (Remainder of Page Intentionally Left Blank)

    IN WITNESS WHEREOF, the parties hereto have each caused this Second Supplemental Participation Agreement to be duly executed on and as of the date first above written.
                                            OGLETHORPE POWER CORPORATION (AN
                                            ELECTRIC MEMBERSHIP CORPORATION),
                                            Lessee



                                            By:  /s/ T.D. Kilgore
                                                 -----------------------------
                                                 Name: T.D. Kilgore
                                                 Title: President and Chief
                                                        Executive Officer


                                            DFO PARTNERSHIP,
                                            Owner Participant


                                            By:  Security Pacific Leasing
                                                 Corporation
                                                 -----------------------------
                                                 its General Partner


                                                 By:  /s/ Steven M. Jacobs
                                                      ------------------------
                                                      Name: Steven M. Jacobs
                                                      Title: Vice President


                                            WILMINGTON TRUST COMPANY, not in
                                            its individual capacity except to
                                            the extent expressly set forth
                                            herein but as Original Trustee
                                            under a Trust Agreement with the
                                            Owner Participant


                                            By:  /s/ Joseph B. Feil
                                                 -----------------------------
                                                 Name: Joseph B. Feil
                                                 Title: Financial Services
                                                        Officer


                                            OPC SCHERER FUNDING
                                            CORPORATION, Original Funding
                                            Corporation


                                            By:  /s/ M.A. Ferrucci
                                                 -----------------------------
                                                 Name: M.A. Ferrucci
                                                 Title: President

                                            NATIONSBANK, N.A., acting through
                                            its agent, THE BANK OF NEW YORK,
                                            not in its individual capacity
                                            except to the extent expressly set
                                            forth herein but as Owner Trustee
                                            under a Trust Agreement with the
                                            Owner Participant


                                            By:  /s/ Stefan Victory
                                                 -----------------------------
                                                 Name: Stefan Victory
                                                 Title: Agent


                                            THE BANK OF NEW YORK TRUST COMPANY
                                            OF FLORIDA, N.A., not in its
                                            individual capacity but solely as
                                            Indenture Trustee under the
                                            Restated Indenture


                                            By:  /s/ Howard L. Shellkopf
                                                 -----------------------------
                                                 Name: Howard L. Shellkopf
                                                 Title: Agent

                                            COBANK, ACB, Loan Participant


                                            By:  /s/ Horrace Harrod
                                                 -----------------------------
                                                 Name: Horrace Harrod
                                                 Title: Vice President


                                            OPC SCHERER 1997 FUNDING
                                            CORPORATION A, the Funding
                                            Corporation


                                            By:  /s/ Dolores A. Bitar
                                                 -----------------------------
                                                 Name: Dolores A. Bitar
                                                 Title: Vice President


                                            SUNTRUST BANK, ATLANTA, not in its
                                            individual capacity but solely as
                                            Original Collateral Trust Trustee
                                            under the Original Collateral Trust
                                            Indenture


                                            By:  /s/ Philip D. DeMouey
                                                 -----------------------------
                                                 Name: Philip D. DeMouey
                                                 Title: Assistant Vice President


                                            SUNTRUST BANK, ATLANTA, not in its
                                            individual capacity but solely as
                                            Collateral Trust Trustee under the
                                            Collateral Trust Indenture


                                            By:  /s/ Philip D. DeMouey
                                                 -----------------------------
                                                 Name: Philip D. DeMouey
                                                 Title: Assistant Vice President

                                 APPENDIX C

                             DEFINITIONS NO. 2

"Additional Lessor Note Interest" shall have the meaning set forth in the Series 1997 Refunding Lessor Note.

"Amendment No. 1 to the Tax Indemnification Agreement" means the Amendment No. 1 to the Tax Indemnification Agreement No. 2, dated as of December 17, 1997, between the Lessee and the Owner Participant.

"Bankruptcy Act" has the meaning set forth in Section 4.1(d) of the Restated Indenture.

"Collateral Trust Trustee" means SunTrust Bank, Atlanta, not in its individual capacity but solely as trustee under the Collateral Trust Indenture.

"Collateral Trust Indenture" means the Collateral Trust Indenture, dated as of December 1, 1997, among Lessee, the Funding Corporation and the Collateral Trust Trustee, as the same may be amended, modified or supplemented from time to time in accordance with the provisions thereof and of the Participation Agreement.

"Exchange and Registration Rights Agreement" means the Exchange and Registration Rights Agreement, dated as of December 17, 1997, among Oglethorpe, the Funding Corporation and the Purchasers, as the same may be amended, modified or supplemented from time to time in accordance with the provisions thereof.

"Existing Participation Agreement" means the Original Participation Agreement as amended, modified and supplemented by the First Supplemental Participation Agreement.

"Facility Bonds" means the Serial Facility Bonds due June 30, 2011 issued by the Funding Corporation pursuant to the Collateral Trust Indenture, comprised of the Initial Series of Bonds and the Exchange Series of Bonds (both as defined in the Collateral Trust Indenture).

"First Lease Supplement" means the First Supplement to Lease Agreement No. 2, dated as of October 15, 1986, between the Lessor and the Lessee.

"First Supplemental Participation Agreement" means the Supplemental Participation Agreement No. 2, dated as of October 9, 1986, among Lessee, Owner Participant, the Original Trustee, the Georgia Trustee, the Indenture Trustee, the Original Funding Corporation, the Original Collateral Trust Trustee and the Loan Participant.

"Ford Assignment and Assumption Agreement" means the Assignment and Assumption Agreement, dated as of September 21, 1996, by and among Ford Motor Credit Company, DFO Holding Company and DFO Partnership.

"Funding Corporation" means OPC Scherer 1997 Funding Corporation A, a corporation organized under the laws of the state of Delaware.

"Indemnitee" shall mean Bank, Original Trustee, Wade, Co-Owner Trustee, Georgia Bank, Georgia Trustee, Owner Participant, Indenture Trustee (both in its individual capacity and its capacity as Indenture Trustee under the Restated Indenture), the Collateral Trust Trustee, the Original Collateral Trust Trustee, each holder of a note from time to time outstanding and the respective successors, assigns, agents, officers, directors or employees of any thereof and Affiliates of any of the foregoing."

"Indenture Trustee" means The Bank of New York Trust Company of Florida, N.A., a national banking association, not in its individual capacity but solely as indenture trustee under the Indenture, and each successor trustee or co-trustee of the trusts created by the Indenture.

"Lease" means the Lease Agreement No. 2, dated as of December 30, 1985, between the Lessor and the Lessee, as amended, modified and supplemented by the First Lease Supplement and the Second Lease Supplement and as further amended, modified and supplemented from time to time.

"1997 Refinancing Date" has the meaning assigned to such term in Section 2.03 of the Second Supplemental Participation Agreement.

"1997 Refinancing Documents" means the Second Supplemental Participation Agreement, the Restated Indenture, the Series 1997 Refunding Lessor Note and the Second Lease Supplement.

"1997 Refinancing Transaction Expenses" means the sum of (a) the aggregate of the amounts referred to in clause (b) of the definition of "1997 Refinancing Transaction Expenses" contained in Appendix C to each of the Other Second Supplemental Participation Agreements, plus (b) all other fees, expenses, disbursements and costs incurred by or on behalf of Owner Trustee, Owner Participant, the Original Funding Corporation, the Funding Corporation, the Indenture Trustee, the Original Collateral Trust Trustee or the Collateral Trust Trustee in connection with the transactions contemplated by the 1997 Refinancing Documents on the 1997 Refinancing Date, including the Lessor's Share of up to $110,000 of the fees and disbursements of counsel to the Purchasers.

"1997 Supplemental Rent Payment" shall have the meaning set forth in Section 2 of the Second Lease Supplement.

"Offering Circular" means the Offering Circular, dated December 11, 1997, of the Lessee relating to the Facility Bonds.

"Oglethorpe Indenture" means the Indenture, dated as of March 1, 1997, between Lessee and SunTrust Bank, Atlanta, as indenture trustee, which replaced the REA Mortgage, as the same may be hereafter supplemented, modified or amended, and any new deed to secure debt, indenture or security agreement placed on the property of the Lessee in substitution thereof. Any reference to a section or provision of the REA Mortgage shall refer to the successor section or provision in the Oglethorpe Indenture or any supplemented, amended or successor deed to secure debt, indenture or security agreement notwithstanding any change in the numbering or headings of such sections or provisions.

"Operative Documents" means the Participation Agreement, the Trust Agreement, the Lease, the Deed and Bill of Sale, the Supporting Assets Lease, the Supporting Assets Sublease, the Restated Indenture, the Series 1997 Refunding Lessor Note, the Assignment, the REA Consent, the Co-Owners' Consent, the Tax Indemnification Agreement, the Ownership Agreement, the Operating Agreement and the Ford Assignment and Assumption Agreement.

"Original Collateral Trust Indenture" means the Collateral Trust Indenture, dated as of October 15, 1986, among Lessee, Original Funding Corporation and the Original Collateral Trust Trustee.

"Original Collateral Trust Trustee" means SunTrust Bank, Atlanta, formerly known as the Trust Company Bank, not in its individual capacity but solely as trustee under the Original Collateral Trust Indenture.

"Original Funding Corporation" means OPC Scherer Funding Corporation, a Delaware corporation.

"Original Indenture Trustee" means Wachovia Bank of Georgia, National Association, a national banking association, acting through its agent The Bank of New York, a state banking corporation organized under the laws of the State of New York, not in its individual capacity but solely as indenture trustee under the Original Lease Indenture.

"Original Lease Indenture" means the Original Indenture, as supplemented by the First Supplemental Indenture.

"Original Participation Agreement" means the Participation Agreement No. 2, dated as of December 30, 1985, among Lessee, Owner Participant, Original Trustee, and the Loan Participant.

"Other Leases" means all the leases of undivided interests in the Facility (other than the Lease) between the Bank, in its capacity as trustee, and Lessee, dated as of December 30, 1985, as the same have been or may be amended, modified or supplemented thereafter.

"Other Second Supplemental Participation Agreements" means all supplemental participation agreements, each dated as of the 1997 Refinancing Date, to which Lessee and any of the Other Owner Participants are parties, relating to the Refinancing contemplated to be consummated on the 1997 Refinancing Date other than the Second Supplemental Participation Agreement.

"Outstanding Bonds" mean the Serial Facility Bonds due 1991, 1996 and 2011 issued by the Original Funding Corporation pursuant to, and Outstanding under, the Indenture.

"Outstanding Bonds Redemption Date" means January 6, 1998.

"Outstanding Note" means the Note, dated October 15, 1986, issued to the Original Funding Corporation pursuant to Section 2.4 of the Indenture.

"Participation Agreement" means the Original Participation Agreement as amended, modified and supplemented by the First Supplemental Participation Agreement and the Second

Supplemental Participation Agreement, and as the same may be further amended, modified or supplemented from time to time in accordance with the provisions thereof.

"Premium Redemption Price" shall mean the redemption prices (each expressed as a percentage principal amount) set forth in Schedule 2 to the Series 1997 Refunding Lessor Note.

"Purchase Agreement" means the Purchase Agreement, dated December 11, 1997, among the Purchasers, Lessee and the Funding Corporation.

"Purchasers" shall mean Goldman, Sachs & Co. and the other Purchasers listed on Schedule I to the Purchase Agreement.

"Restated Indenture" means the Amended and Restated Indenture of Trust, Deed to Secure Debt and Security Agreement No. 2, dated as of December 1, 1997, among the Owner Trustee and the Indenture Trustee.

"RUS" means the Rural Utilities Service, the successor to the REA.

"Second Lease Supplement" means the Second Supplement to Lease Agreement No. 2, dated as of the 1997 Refinancing Date, between the Lessee and the Owner Trustee.

"Second Supplemental Participation Agreement" means the Supplemental Participation Agreement No. 2, dated as of the 1997 Refinancing Date, among Lessee, Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Participant, the Original Funding Corporation, the Funding Corporation, the Original Collateral Trust Trustee and the Collateral Trust Trustee.

"Series 1997 Refunding Lessor Note" means the Note created and established pursuant to Section 2.4 of the Restated Indenture and issued to the Funding Corporation pursuant to the Participation Agreement and any Note issued in exchange or substitution thereof.

"Stipulated Interest Rate" shall mean the lesser of (i) two percent (2%) per annum above the greater of (A) the published base rate of Citibank, N.A., in New York, New York, in effect from time to time and (B) six and nine hundred seventy-four thousandths percent (6.974%) per annum, and (ii) the highest interest rate per annum permitted by Applicable Law.

                                                REVISED SCHEDULE 1
                                                      to
                                                Participation Agreement No. 2

                         OWNER PARTICIPANT INFORMATION

A.       Owner Participant:  DFO Partnership

         (1) All payments to Owner Participant should be made by wire transfer of immediately available funds to:

                   Bank of America, NT&SA
                   San Francisco Regional Commercial Banking
                   Office 1499
                   ABA#       121000358
                   345 Montgomery Street
                   San Francisco, CA  94104
                   Account#:  14995-50439
                   Account of: Security Pacific Leasing
                   Corporation
                   Reference:  (Identify purpose of wire)

              with sufficient information to identify the source and application of such funds.

         (2) All notices and written confirmation of such wire transfers should be sent to:

                   BankAmerica Leasing & Capital Group
                   555 California Street
                   4th Floor
                   San Francisco, CA  94104

                   Attention:  Managed Investment Group 11244

B-1. Amount invested pursuant to Article 3 of the Original Participation Agreement on the Closing Date:

                   Owner Participant             $30,028,962
                   Loan Participant              $50,640,000

B-2. Adjustments of amount invested pursuant to transactions under the Supplemental Participation Agreement:

         Repayment of
         Owner Participant's Investment          $428.16

         Repayment of
         Loan Participant's Investment
                   - Principal                   $50,640,000.00
                   - Interest                    $ 1,080,771.06
         Loan by Company                         $53,204,000.00

B-3. Adjustment of amount invested pursuant to transactions under the Second Supplemental Participation Agreement:

         Repayment of
         Loan Participant's Investment
                   - Principal                   $42,757,000
                   - Interest                    $ 1,923,946.21
         Loan by Company                         $42,757,000

C.       Undivided Interest Percentage:          12.1518987

D.       Facility Cost:                          $80,000,000.00

E.       Transaction Expenses:

         (i)  On Closing Date                    $   668,962.00

         (ii) On Refinancing Date under
              Supplemental Participation
              Agreement                          $ 1,482,800.78

         Lessors' Cost                           $82,151,762.78

E-1      Transaction Expense pursuant to
         Second Supplemental Participation
         Agreement                               $   571,449.68

F.       Installments of Basic Rent



                   Rent Payment                  Percentage of
                      Dates                      Facility Cost
                   -------------                -----------------

                    17-Dec-97                      0.0000000
                    30-Jun-98                      4.3658201
                    31-Dec-98                      4.0798349
                    30-Jun-99                      2.6163473
                    31-Dec-99                      5.5275067
                    30-Jun-00                      2.5523975
                    31-Dec-00                      5.5915031
                    30-Jun-01                      2.4800497
                    31-Dec-01                      5.6688648
                    30-Jun-02                      1.5052150
                    31-Dec-02                      6.6394238
                    30-Jun-03                      1.2999972
                    31-Dec-03                      6.8445755
                    30-Jun-04                      1.1066866
                    31-Dec-04                      7.0379611
                    30-Jun-05                      0.8998639
                    31-Dec-05                      7.2448639
                    30-Jun-06                      0.6786138
                    31-Dec-06                      7.4243374
                    30-Jun-07                      7.9771656
                    31-Dec-07                      0.1808550
                    30-Jun-08                      5.3632138
                    31-Dec-08                      2.8100806
                    30-Jun-09                      0.0000000
                    31-Dec-09                      8.1434987
                    30-Jun-10                      0.0000000
                    31-Dec-10                      8.1434987
                    30-Jun-11                      0.0000000
                    31-Dec-11                      8.1434987
                    30-Jun-12                      0.0000000
                    31-Dec-12                      8.1208779
                    30-Jun-13                      4.0717494

G.       Stipulated Loss Values


                   Rent Payment                  Percentage of
                      Dates                      Facility Costs
                   -------------                -----------------

                    17-Dec-97                    89.9813481
                    30-Jun-98                    87.9512853
                    31-Dec-98                    85.9738855
                    30-Jun 99                    85.4147637
                    31-Dec-99                    81.9613187
                    30-Jun-00                    81.3886769
                    31-Dec-00                    77.7951074
                    30-Jun-01                    77.2151326
                    31-Dec-01                    73.4664243
                    30-Jun-02                    73.7792329
                    31-Dec-02                    69.0520823
                    30-Jun-03                    69.5724737
                    31-Dec-03                    64.6594088
                    30-Jun-04                    65.3952198
                    31-Dec-04                    60.3278181
                    30-Jun-05                    61.3129618
                    31-Dec-05                    56.1002427
                    30-Jun-06                    57.3728865
                    31-Dec-06                    52.0683984
                    30-Jun-07                    46.1383405
                    31-Dec-07                    47.9387742
                    30-Jun-08                    44.7465762
                    31-Dec-08                    44.1501806
                    30-Jun-09                    46.3544657
                    31-Dec-09                    40.6529835
                    30 Jun-10                    42.6717877
                    31-Dec-10                    36.7751547
                    30-Jun-11                    38.5886358
                    31-Dec-11                    32.4759790
                    30-Jun-12                    34.0621797
                    31-Dec-12                    27.7330221
                    30-Jun-13                    25.0000000

H.       Termination Values:


                   Rent Payment                  Percentage of
                       Dates                     Facility Costs
                   ------------                  --------------

                    17-Dec-97                      88.7435745
                    30-Jun-98                      86.6524115
                    31-Dec-98                      84.6153206
                    30-Jun-99                      83.9937645
                    31-Dec-99                      80.4750160
                    30-Jun-00                      79.8340696
                    31-Dec-00                      76.1690565
                    30-Jun-01                      75.5143548
                    31-Dec-01                      71.6874855
                    30-Jun-02                      71.9185412
                    31-Dec-02                      67.1058804
                    30-Jun-03                      67.5368321
                    31-Dec-03                      62.5302172
                    30-Jun-04                      63.1681789
                    31-Dec-04                      57.9984313
                    30-Jun-05                      58.8765255
                    31-Dec-05                      53.5518375
                    30-Jun-06                      54.7073667
                    31-Dec-06                      49.2803818
                    30-Jun-07                      43.2221977
                    31-Dec-07                      44.8886170
                    30-Jun-08                      41.5562459
                    31-Dec-08                      40.8132353
                    30-Jun-09                      42.8641676
                    31-Dec-09                      37.0022851
                    30-Jun-10                      38.8533176
                    31-Dec-10                      32.7812028
                    30-Jun-11                      34.4111376
                    31-Dec-11                      28.1064996
                    30-Jun-12                      29.4918962
                    31-Dec-12                      22.9527065
                    30-Jun-13                      20.0000000

I. Conditions Precedent to Obligations of Lessee under Original Participation Agreement:

         None.

J. Conditions Precedent to Obligations of Participants under Original Participation Agreement:

         Each Participant, Owner Trustee and Indenture Trustee received an opinion, dated the Closing Date, from Van Ness, Feldman, Sutcliffe, Curtis & Levenberg, P.C., special regulatory counsel for Lessee, substantially in the form of Exhibit A attached to Schedule I to the Original Participation Agreement.

K.       Regulation:

         Based on the provisions of the Holding Company Act, the Federal Power Act and PURPA in effect on the Closing Date, and without regard to (x) any other activities or transactions which Owner Trustee, Indenture Trustee or either of the Participants, or any Affiliate of any thereof, is engaged in or is a party to or (y) any activities or transactions which any Other Owner Participant or any Affiliate thereof is engaged in or is a party to, including, without limitation, the transactions contemplated by the Other Participation Agreements (and assuming that none of Owner Participant, Owner Trustee, Indenture Trustee and Loan Participant or any Affiliate of any of them is subject to regulation as an "electric utility" or a "public utility" or a "public utility holding company" under any Applicable Law immediately prior to the Closing on the Closing
         Date), neither Owner Trustee, Indenture Trustee nor any Participant will be, prior to the Lessor Possession Date, by reason of any of the transactions contemplated by the Participation Agreement or any other Operative Document to which any of them is a party, subject to regulation as a Public Utility, a Holding Company, or a Subsidiary Company (other than the requirement that Owner Trustee file with the Securities and Exchange Commission a certificate on Form U-7D).

L.       Exception to Section 5.1(k):

         No Exception.

M.       Miscellaneous Provisions:

         Owner Participant represented and warranted on the Closing Date that the making of its investment pursuant to Article 3 of the Original Participation Agreement and the entering into by it of the Operative Documents to which it is a party were in the ordinary course of its business.

N.       Tax Assumptions:

                   Cost of the 5-Year Property   $39,691,749
                   Cost of the Special 5-Year
                     Property                    $40,308,251

                   Lessee's Adjusted Basis in
                     the Undivided Interest      $40,308,251

                   Lessee's Unadjusted Basis
                     in the Undivided Interest   $62,172,110

O.       Rent Adjustment

         The amounts payable as Basic Rent, Stipulated Loss Value and Termination Value shall be appropriately adjusted and the debt shall be releveraged and reoptimized in accordance with, and at the times required by,
Section 3.1 (e) of the Tax Indemnification Agreement, subject to the conditions set forth in Article 8 of the Participation Agreement.

                                  Revised Schedule 9
                                          to
                        Original Participation Agreement No. 2
                     as heretofore supplemented and amended and
                          as supplemented and amended by the
                  Second Supplemental Participation Agreement No. 2



                                FILINGS AND RECORDINGS

     The following filings and recordings are or were necessary (or advisable as a precautionary matter) in connection with the contemplated transactions. All documents are assumed to be fully and properly completed, executed and attested. It is further assumed that neither Owner Participant, Funding Corporation nor Original Trustee is a resident of or domiciled in the State of Georgia and that none of the foregoing has a place of business in the State of Georgia. It is assumed that Original Trustee's principal place of business and its principal place of execution of the trust created by the Trust Agreement are in the State of Delaware. It is further assumed that before the succession by merger of the Georgia Trustee, the Georgia Trustee's principal place of business was in Fulton County, Georgia and its registered office was in Chatham County, Georgia. It is further assumed that after the succession by merger of the Georgia Trustee, the Georgia Trustee's chief executive office is in Mecklenburg County, North Carolina, its principal place of business in Georgia is in Fulton County, Georgia, and the principal place of execution by the Georgia Trustee of the trust created by the Trust Agreement is in Fulton County, Georgia. It is further assumed that each of Original Funding Corporation and Funding Corporation is a resident of, domiciled in, and has its principal place of business in the State of Delaware. It is further assumed that the principal place of business of Lessee is in DeKalb County, Georgia. Finally, Unit 2 is located in Monroe County, Georgia.

     A. The following filings and recordings were made on or about December 30, 1985, with and by the Clerk of the Superior Court of Monroe County, Georgia, and were filed and recorded in the following order, accompanied by all real estate transfer taxes, intangible recording taxes and recording and/or filing fees required by Applicable Law:

     1.   Amendment to Ownership Agreement;

     2.   Amendment to Operating Agreement;

     3.   Co-Owners' Consent;

     4.   Consent and Agreement of Mortgagees;

     5.   REA Partial Release;

     6.   Deed and Bill of Sale, together with Transfer Tax Declaration Form;

     7.   Supporting Assets Lease;

     8.   Assignment;

     9.   Lease;

     10.  Supporting Assets Sublease; and

     11. Indenture, cross-indexed as a fixture filing and as a financing statement in the personal property records.

     B. The following filings and recordings were made on or about October 8, 1986, with and by the Clerk of the Superior Court of Monroe County, Georgia accompanied by all real estate transfer taxes, intangible recording taxes and recording and/or filing fees required by Applicable Law:

     1.   Trust Agreement;

     2.   Trust Supplement No. 1;

     3.   Trust Supplement No. 2 (filed on October 15, 1986); and

     4. Trustee's Assignment and Assumption, dated as of October 8, 1986, between Original Trustee and Georgia Trustee;

     C. The following filings and recordings were made on or about October 20, 1986, with and by the Clerk of the Superior Court of Monroe County, Georgia accompanied by all real estate transfer taxes, intangible recording taxes and recording and/or filing fees required by Applicable Law:

     1.   Lease Supplement No. 1; and

     2. First Supplemental Indenture, cross-indexed as a fixture filing and as a financing statement in the personal property records.

     D. The following filings and recordings will be made with and by the Clerk of the Superior Court of Monroe County, Georgia accompanied by all real estate transfer taxes, intangible recording taxes and recording and/or filing fees required by Applicable Law:

     1. Assignment of Indenture Estate No. 2, dated as of December 17, 1997, from the Original Indenture Trustee to the Indenture Trustee;

     2.   Second Lease Supplement; and

     3.   Restated Indenture.

     E. Filings of the following UCC Financing Statements, properly describing the property (including fixtures, if any) (i) described in the Lease (as to financing statements referenced in clause (2) of this paragraph
E), and (ii) described in the Indenture (as to financing statements referenced in clause (1) of this paragraph E), together with recording and/or filing fees required by Applicable Law, have been made as follows:

     1. Financing Statements naming Owner Trustee as debtor and Indenture Trustee as secured party, filed in Monroe County, Georgia and with the office of the Secretary of State of the State of Delaware on December 30, 1985; and

     2. Precautionary Financing Statements naming Lessee as debtor, Owner Trustee as secured party and Indenture Trustee as assignee of secured party, filed in DeKalb County, Georgia and with the office of the Secretary of State of the State of Delaware on December 30, 1985, and in Monroe County, Georgia on April 30, 1986.

     F. Filings of the following UCC Financing Statements, properly describing the property (including fixtures, if any) described in the Indenture together with recording and/or filing fees required by Applicable Law, have been made as follows:

     1. Amendments to the Financing Statements described in clause (1) of paragraph E hereof to reflect the substitution of Georgia Trustee for Co-Owner Trustee, filed in Monroe County, Georgia on October 8, 1986 and with the Office of the Secretary of State of the State of Delaware on October 16, 1986;

     2. Financing Statements naming Owner Trustee as debtor and Indenture Trustee as secured party, filed in Fulton County, Georgia on October 8, 1986 and Chatham County, Georgia on October 10, 1986; and

     3. Amendments to Financing Statements described in clause (1) of paragraph E hereof (as amended by the amendments described in clause
          (1) of paragraph F) and in clause (2) of paragraph F to reflect the terms of the First Supplemental Indenture, filed in Monroe County, Georgia, Chatham County, Georgia, Fulton County, Georgia, and the Office of the Secretary of State of the State of Delaware on October 20, 1986.

     H. Filings of UCC Continuation Statements, together with recording and/or filing fees required by Applicable Law, have been made as follows:

     1. Continuation Statements with respect to the Financing Statements described in clause (1) of paragraph E, filed in Monroe County, Georgia on December 26, 1990 and July 31, 1995 and with the office of the Secretary of State of Delaware on December 24, 1990 and August 1, 1995;

     2. Continuation Statements with respect to the Financing Statements described in clause (2) of paragraph E, filed in DeKalb County, Georgia on December 21, 1990 and August 1, 1995, with the Office of the Secretary of State of the State of Delaware on December 24, 1990 and August 1, 1995, and in Monroe County, Georgia on December 26, 1990 and November 4, 1995; and

     3. Continuation Statements with respect to the Financing Statements described in clause (2) of paragraph G, filed in Fulton County, Georgia on September 18, 1991 and September 19, 1996 and Chatham County, Georgia on October 10, 1991 and September 3, 1996.

     I. Filings of the following UCC Financing Statements, properly describing the property (including fixtures, if any) (i) described in the Lease (as to Financing Statements referenced in clauses (5) and (6) of this paragraph I), and (ii) described in the Indenture (as to Financing Statements referenced in clauses (1), (2), (3) and (4) of this paragraph I), together with recording and/or filing fees required by Applicable Law will be made as follows:

     1. Amendments to Financing Statements described in clause (1) of paragraph E hereof (as amended by the amendments described in clauses
          (1) and (3) of paragraphs F) to reflect the substitution of the Indenture Trustee to be filed in Monroe County, Georgia and the Office of the Secretary of State of the State of Delaware;

     2. Amendments to Financing Statements described in clause (1) of paragraph E hereof (as amended by the amendments described in clauses
          (1) and (3) of paragraphs F) to reflect the terms of the Restated Indenture to be filed in Monroe County, Georgia and the Office of the Secretary of State of the State of Delaware;

     3. Financing Statements naming Owner Trustee as debtor and Indenture Trustee as secured party to be filed in Monroe County, Georgia, Mecklenburg County, North Carolina and the Offices of the Secretaries of State of the States of Delaware and North Carolina;

     4. Notice Filings for UCC real estate related collateral naming Owner Trustee as debtor and Indenture Trustee as secured party to be filed in the real estate records of Monroe County, Georgia;

     5. Amendments to Financing Statements described in clause (2) of paragraph E to reflect the substitution of the Indenture Trustee to be filed in DeKalb County, Georgia, Monroe County, Georgia, and the Office of the Secretary of State of the State of Delaware; and

     6. Amendments to Financing Statements described in clause (2) of paragraph E to reflect the terms of the Second Lease Supplement to be filed in DeKalb County, Georgia, Monroe County, Georgia, and the Office of the Secretary of State of the State of Delaware.

                                   CROSS REFERENCE: INDENTURE OF TRUST, DEED TO SECURE DEBT AND SECURITY AGREEMENT NO.2 RECORDED IN VOLUME 208, PAGE 331, MONROE COUNTY, GEORGIA, RECORDS, AND FIRST SUPPLEMENTAL INDENTURE OF TRUST, DEED TO SECURE DEBT AND SECURITY AGREEMENT NO. 2 RECORDED IN VOLUME 228, PAGE 153 OF THE AFORESAID RECORDS.
-------------------------------------------------------------------------------

                               AMENDED AND RESTATED
                        INDENTURE OF TRUST, DEED TO SECURE
                        DEBT AND SECURITY AGREEMENT NO. 2

                           Dated as of December 1, 1997

                                     between

                           WILMINGTON TRUST COMPANY AND
                                 NATIONSBANK, N.A.,
                  acting through its agent The Bank of New York
                          collectively as Owner Trustee,
                        under Trust Agreement No. 2, dated
                     December 30, 1985, with DFO Partnership,
                     as assignee of Ford Motor Credit Company

                                       and

               THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A.,
         as successor to Wachovia Bank of Georgia, National Association, successor by merger to The First National Bank of Atlanta, as Indenture Trustee

         ---------------------------------------------------------------

                  Undivided Interest in Plant Robert W. Scherer
                      Unit No. 2 818 MW (nameplate capacity)
                       Coal-Fired Electric Generating Unit
                        Located in Monroe County, Georgia

         ---------------------------------------------------------------


-------------------------------------------------------------------------------

     This AMENDED AND RESTATED INDENTURE OF TRUST, DEED TO SECURE DEBT AND SECURITY AGREEMENT NO. 2 (this "Indenture"), dated as of December 1, 1997, between WILMINGTON TRUST COMPANY, a Delaware banking corporation, and NATIONSBANK, N.A., a national banking association and successor by merger to The Citizens and Southern National Bank, acting through its agent THE BANK OF NEW YORK, a state banking corporation organized under the laws of the State of New York, not in their individual capacities but solely as Owner Trustees (collectively in such capacity, "Owner Trustee") under the Trust Agreement No. 2, dated December 30, 1985, with DFO Partnership, as assignee of Ford Motor Credit Company (the "Owner Participant"), grantor, and THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A., a national banking association ("Indenture Trustee"), as successor indenture trustee to Wachovia Bank of Georgia, National Association, successor by merger to The First National Bank of Atlanta ("Original Indenture Trustee"), grantee.

                                      RECITALS:

     A. Owner Participant and Owner Trustee entered into the Trust Agreement (capitalized terms used herein being defined as provided in Article
1) on December 30, 1985, as amended by amendments thereto, whereby, among other things, Owner Trustee declared a certain trust for the use and benefit of Owner Participant, and Owner Trustee was authorized and directed to execute and deliver this Indenture, which amends and restates the Trust Agreement, as so previously amended;

     B. In connection with the entering into the Trust Agreement, Owner Trustee entered into the Original Participation Agreement;

     C. Owner Trustee, acting on behalf of the Owner Participant, pursuant to the Trust Agreement and the Original Participation Agreement, purchased the Undivided Interest from Lessee and concurrently therewith leased such Undivided Interest to Lessee pursuant to the Lease;

     D. In accordance with the Original Indenture, on December 30, 1985, the Owner Trustee executed and delivered the Secured Note, the proceeds of which were used by the Owner Trustee to finance a portion of the purchase of the Undivided Interest, and pursuant to which Original Indenture Owner Trustee granted to Original Indenture Trustee the security, titles and interests therein provided and which Original Indenture was regarded as (i) a deed to secure debt, (ii) a security agreement, and (iii) a financing statement for such security agreement under the Uniform Commercial Code;

     E. In accordance with the First Supplemental Indenture, on October 20, 1986, Owner Trustee executed and delivered the Refunding Lessor Note, the proceeds of which were used by Owner Trustee to prepay the Secured Note as part of a Refinancing;

     F. The Original Indenture Trustee has resigned as indenture trustee under the Original Lease Indenture, and the Indenture Trustee is being appointed as successor indenture trustee under this Indenture;

     G. Owner Trustee and Indenture Trustee desire to amend and restate the Original Indenture, as amended by the First Supplemental Indenture, to, among other things, provide for (a) the issuance by Owner Trustee of the Series 1997 Refunding Lessor Note, (b) the issuance by Owner Trustee of Additional Notes and (c) the conveyance and assignment by Owner Trustee, with and to Indenture Trustee, as part of the Indenture Estate, of the Undivided Interest, the Lease, the Deed and Bill of Sale, the Supporting Assets Lease, the Supporting Assets Sublease, the Operating Agreement, the Ownership Agreement, the Assignment, the REA Consent and the Co-Owners' Consent, the Participation Agreement and payments and other amounts received hereunder or thereunder in accordance hereof (excluding Excepted Payments and except as otherwise provided herein or therein) as security for inter alia, Owner Trustee's obligations to and for the benefit of the Noteholders and for the benefit and security of such Noteholders; and

     H. In order to secure Owner Trustee's obligations, Owner Trustee desires to grant to Indenture Trustee the security, titles and interests herein provided and the parties hereto desire that this Indenture be regarded as (i) a deed to secure debt and (ii) a security agreement.

                                CONVEYANCE CLAUSE:

     NOW THEREFORE, FOR TEN DOLLARS ($10.00) AND OTHER GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged by Owner Trustee, and in order to secure the indebtedness and other obligations, agreements, and covenants of Owner Trustee set forth hereinafter and in the Notes, the Operative Documents and the other documents, certificates and agreements delivered in connection therewith, this Indenture does hereby amend and restate the Trust Agreement, as previously amended, and Owner Trustee does hereby irrevocably grant, bargain, sell, transfer, assign and convey unto Indenture Trustee, and the successors and assigns of Indenture Trustee, all of Owner Trustee's rights, title and interests in and to the following described property and interests and estates in property, land, easements, rights, improvements, personal property, fixtures, equipment and appurtenances whether now held or hereafter acquired (which collectively, including all property hereafter specifically subjected to the security, titles and interests created by this Indenture by any supplement hereto, are included within, and are hereafter referred to as, the "Indenture Estate"):

          (1)  the Undivided Interest, as more particularly described in
Schedule 1, located on or attached to those certain tracts or parcels of land lying and being in Monroe County, Georgia (herein referred to collectively as the "Unit 2 Site," as more particularly described in Schedule 2), including all fixtures, Capital Improvements and replacement Components or proceeds from a permitted sale of any of the foregoing, and the Unit 2 Intangibles;

          (2) the leasehold estate or estates granted by the Supporting Assets Lease, recorded in Deed Book 203, Page 194, Records of the Clerk of the Superior Court of Monroe County, Georgia;

          (3) all rights, title and interests of Owner Trustee in, to and under the Lease, the Deed and Bill of Sale, the Supporting Assets Lease, the Supporting Assets Sublease, the

Operating Agreement, the Ownership Agreement, the Assignment, the REA Consent, the Participation Agreement and any similar participation agreements relating to Additional Notes and the Co-Owners' Consent (collectively, the "Assigned Documents"), including, without limitation, (a) all amounts of Rent, insurance proceeds and condemnation, requisition and other awards and payments of any kind for or with respect to any part of the Indenture Estate as contemplated in the Assigned Documents and (b) all rights of Owner Trustee to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, waiver or approval or to take any other action under or in respect of any Assigned Document, as well as all the rights, powers and remedies on the part of Owner Trustee, whether arising under any Assigned Document or by statute or at law or equity or otherwise, arising out of any Lease Default or Lease Event of Default (except to the extent provided in Section 5.6 hereof);

          (4) all rents (including Rent), issues, profits, royalties, products, revenues and other benefits of the Indenture Estate from time to time accruing and all property from time to time subjected or required to be subjected to the Lien of this Indenture and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law as well as in equity of Owner Trustee in and to the same (the "Revenues");

          (5) all moneys and securities deposited or required to be deposited with Indenture Trustee pursuant to any term of this Indenture or any other Assigned Document and held or required to be held by Indenture Trustee hereunder;

          (6) all rights, title and interests of Owner Trustee in and to any right to restitution from Lessee in respect of any determination of invalidity of any Assigned Document;

          (7) all other property, rights and privileges of every kind and description, real, personal and mixed, tangible and intangible and interests therein now held or hereafter acquired by Owner Trustee pursuant to any term of any Assigned Document, whether located on the Unit 2 Site, or elsewhere and whether or not subjected to the Lien of this Indenture by a supplement hereto; and

          (8)  all proceeds of the foregoing;

     BUT EXCLUDING from the Indenture Estate all Excepted Payments and SUBJECT TO the rights of Owner Trustee hereunder, including, without limitation, Sections 4.3 and 5.6 hereof.

     TO HAVE AND TO HOLD the Indenture Estate and all parts, rights, members and appurtenances thereof, to the use, benefit and on behalf of Indenture Trustee and the successors and assigns of Indenture Trustee forever, and in fee simple as to all parts thereof constituting real property.

     This Indenture is intended to constitute a security agreement as required under the Uniform Commercial Code of the State of Georgia and is further intended to operate and be construed as a deed passing title to the Indenture Estate to Indenture Trustee under those provisions of the Laws of the State of Georgia relating to deeds to secure debt, and not as a mortgage (including, without limitation, Chapter 44-14 of the Official Code of Georgia

Annotated (1982)). This Indenture is given to secure the payment of the following described indebtedness (hereinafter collectively referred to as the "Secured Indebtedness"):

               (a) The indebtedness evidenced by the Series 1997 Refunding Lessor Note which is in the aggregate principal amount of FORTY-TWO MILLION SEVEN HUNDRED FIFTY-SEVEN THOUSAND AND NO/100 DOLLARS ($42,757,000) together with interest thereon at the rate therein provided and together with any and all renewals, modifications, consolidations and extensions of the indebtedness evidenced by the Series 1997 Refunding Lessor Note, principal of the Series 1997 Refunding Lessor Note being due and payable in a series of installments as provided in the Series 1997 Refunding Lessor Note with the final payment date being June 30, 2011;

               (b) Any and all additional advances made by Indenture Trustee to protect or preserve the Indenture Estate or the security interests, titles and other interests created hereby on the Indenture Estate or for taxes, assessments or insurance premiums as hereinafter provided or for performance of any of Owner Trustee's obligations hereunder or for any other purpose provided herein, including, without limitation, advances made pursuant to Section 4.12 hereof (whether or not Owner Trustee remains the owner of the Indenture Estate at the time of such advances);

               (c) Any and all expenses incident to the collection of the Secured Indebtedness and the foreclosure hereof by action in any court or by exercise of the power of sale herein contained;

               (d) Any and all other indebtedness now owing or which may hereafter be owing by Owner Trustee to Indenture Trustee, whether evidenced by Additional Notes pursuant to Section 2.12 hereof or otherwise, however and whenever incurred or evidenced, whether direct or indirect, absolute or contingent, due or to become due, together with any and all renewal or renewals and extension or extensions of said other indebtedness; and

               (e)       Any and all Additional Notes.

     PROVIDED HOWEVER, that if the principal, interest and any other amounts to become due in respect of all the Notes and all other amounts due the holders of the Notes at the time and in the manner required hereby and by the Notes, the Lease and the Participation Agreement (but not including Excepted Payments) shall have been paid and Owner Participant, Owner Trustee and Lessee shall have performed and complied with all the covenants, agreements, terms and provisions to be performed or complied with by them hereunder or thereunder, then this Indenture shall be surrendered and cancelled and upon such surrender and cancellation the rights hereby and thereby granted and assigned shall terminate and cease.

     Indenture Trustee, for itself and its successors and assigns, hereby agrees that it shall hold the Indenture Estate, in trust for the benefit and security of (i) the holders from time to time of Notes from time to time outstanding, without any priority of any one Note over any other except as herein otherwise expressly provided and (ii) Indenture Trustee, and for the uses and purposes and subject to the terms and provisions set forth in this Indenture (it being understood that

Indenture Trustee shall have no obligation or liability under any Assigned Document by reason of or arising out of the assignment thereof pursuant to this Indenture, nor be required or obligated in any manner, except as herein expressly provided, to perform or fulfill any obligation of Owner Trustee under or pursuant to any such Assigned Document or, except as herein expressly provided, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim, or to take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times).

     Accordingly, Owner Trustee, for itself and its successors and assigns, agrees that all Notes are to be issued and delivered and that all property subject or to become subject hereto, is to be held subject to the further covenants, conditions, uses and trusts hereinafter set forth, and Owner Trustee, for itself and its successors and assigns, hereby covenants and agrees with Indenture Trustee, for the benefit and security of the holders from time to time of the Notes from time to time outstanding and to protect the security of this Indenture, and Indenture Trustee agrees to accept the trusts and duties hereinafter set forth, as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     Unless the context shall otherwise require, the capitalized terms used herein shall have the respective meanings assigned thereto in Appendix A, Appendix B, or Appendix C hereto for all purposes hereof (such definitions to be equally applicable to both the singular and plural forms of the terms used). Definitions contained in Appendix C that are also contained in Appendix A or Appendix B supersede those contained in Appendix A and Appendix
B. References in this Indenture to Articles, Sections, subsections, Schedules, Appendices and Exhibits are to Articles, Sections, subsections, Schedules, Appendices and Exhibits in this Indenture unless otherwise indicated. The term "this Indenture" means this instrument together with all exhibits, the appendices and all schedules hereto or thereto as originally executed and as it may from time to time be supplemented, amended or restated by one or more indentures supplemental hereto pursuant to the provisions hereof, all of which are incorporated herein by reference. Except as otherwise indicated, all the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Indenture and the Participation Agreement.

                                    ARTICLE 2
                                    THE NOTES

     SECTION 2.1 Limitation on Notes. No Notes may be issued under the provisions of, or become secured by, this Indenture except in accordance with the provisions of this Article 2. The aggregate principal amount of the Notes which may be authenticated and delivered and outstanding at any one time under this Indenture shall be limited to the aggregate principal amount of the Series 1997 Refunding Lessor Note plus the aggregate principal amount of Additional Notes issued pursuant to Section 2.12 hereof, but not to exceed a Pro Rata Share of $1,000,000,000.

     SECTION 2.2 Series 1997 Refunding Lessor Note. There are hereby created and established a Note designated the "Series 1997 Refunding Lessor Note," which will be in substantially the form set forth in Exhibit A to this Indenture.

     SECTION 2.3 Execution and Authentication of Notes. Each Note issued hereunder shall be executed and delivered on behalf of Owner Trustee by one of its authorized signatories, be in fully registered form, be dated the date of original issuance of such Note and be in denominations of not less than $1,000. Any Note may be signed by a Person who, at the actual date of the execution of such Note, is an authorized signatory of Owner Trustee although at the nominal date of such Note such Person may not have been an authorized signatory of Owner Trustee. No Note shall be secured by or be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears thereon a certificate of authentication in the form contained in Exhibit B (or in the appropriate form provided for in any supplement hereto executed pursuant to Section 2.12 hereof), executed by Indenture Trustee by the manual signature of one of its authorized officers, and such certificate upon any Note shall be conclusive evidence that such Note has been duly authenticated and delivered hereunder.

     SECTION 2.4    Issuance and Terms of Series 1997 Refunding Lessor Note.

     (a) Issuance of Series 1997 Refunding Lessor Note There shall be issued to the Funding Corporation the Series 1997 Refunding Lessor Note, dated the 1997 Refinancing Date, and payable to such corporation or its nominee in connection with the 1997 Refinancing of the Outstanding Note pursuant to and in accordance with Article 7 of the Participation Agreement and Section 2.02 of the Second Supplemental Participation Agreement. The Series 1997 Refunding Lessor Note shall be in the principal amount equal to the principal amount of the loan made pursuant to Section 2.01 of the Second Supplemental Participation Agreement by the Funding Corporation, and shall bear interest, at the rate specified therein (computed on the basis of a 360-day year of twelve 30-day months, except as to Additional Lessor Note Interest, which shall be computed as set forth in the Series 1997 Refunding Lessor Note).

     (b) Principal and Interest The principal amount of the Series 1997 Refunding Lessor Note shall be due and payable in a series of installments having a final payment date of June 30, 2011. The Series 1997 Refunding Lessor Note shall bear interest on the principal from time to time outstanding from and including the date of issuance thereof until paid in full at the rate set forth in the Series 1997 Refunding Lessor Note.
Interest on the Series 1997 Refunding Lessor Note shall be due and payable in arrears semi-annually commencing on June 30, 1998, and on each June 30th and December 31st thereafter until paid in full. The principal of the Series 1997 Refunding Lessor Note shall be due and payable in installments on the respective dates and in the respective amounts set forth in Schedule 1 attached to the Series 1997 Refunding Lessor Note on the date of issuance and authentication thereof. Schedule 1 to the Series 1997 Refunding Lessor Note to the contrary notwithstanding, the last installment of principal of the Series 1997 Refunding Lessor Note shall be equal to the then unpaid balance of the principal of the Series 1997 Refunding Lessor Note. If any day on which principal, premium, if any, or interest on the Series 1997 Refunding Lessor Note is payable is not a Business Day, payment thereof shall be made on the succeeding Business Day with the same effect as if made on the date on which such payment was due.

     (c) Overdue Payments. Interest (computed on the basis of a 360-day year of twelve 30-day months) on any overdue principal and, to the extent permitted by Applicable Law, on overdue interest shall be paid on demand at the Stipulated Interest Rate.

     SECTION 2.5 Payments from Indenture Estate Only; No Personal Liability of Owner Trustee, Owner Participant or Indenture Trustee; Credits. Except as otherwise specifically provided in this Indenture and in the Participation Agreement, all payments to be made by Indenture Trustee in respect of the Notes or under this Indenture shall be made only from the Indenture Estate, and Indenture Trustee shall have no obligation for the payment thereof except to the extent that there shall be sufficient income or proceeds from the Indenture Estate to make such payments in accordance with the terms of Article 3 hereof; and, neither Owner Trustee nor Owner Participant shall have any obligation for payments in respect of the Notes or under this Indenture except from the Indenture Estate. Indenture Trustee and each Noteholder, by its acceptance thereof, agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for distribution to Indenture Trustee or such Noteholder, as the case may be, as herein provided and that, except as expressly provided in this Indenture or the Participation Agreement, neither Owner Participant, Owner Trustee, Bank, Georgia Bank nor Indenture Trustee shall be personally liable to such Noteholder or Indenture Trustee for any amounts payable hereunder, under such Note or for any performance to be rendered under any Assigned Document or for any liability under any Assigned Document. Without prejudice to the foregoing, Owner Trustee will duly and punctually pay or cause to be paid the principal of, premium, if any, and interest on all Notes according to their terms and the terms of this Indenture. Nothing contained in this Section 2.5 limiting the liability of Owner Trustee shall derogate from the right of Indenture Trustee and the Noteholders to proceed against the Indenture Estate to secure all payments and obligations due hereunder and under the Assigned Documents and the Notes.

     In furtherance of the foregoing, to the fullest extent permitted by law, each Noteholder (and each assignee of such Person), by its acceptance thereof, agrees, as a condition to its being secured under this Indenture, that neither it nor Indenture Trustee will exercise any statutory right to negate the agreements set forth in this Section 2.5.

     Nothing herein contained shall be interpreted as affecting the representations, warranties or agreements of Owner Trustee expressly made in its individual capacity set forth in the Participation Agreement or the Trust Agreement.

     SECTION 2.6 Method of Payment. The principal of and premium, if any, and interest on each Note shall be paid by Indenture Trustee on the dates provided in the Notes by mailing a check for such amount, payable in New York Clearing House funds, to each Noteholder at the last address of each such Noteholder appearing on the Note Register, or by whichever of the following methods shall be specified by notice from a Noteholder to Indenture Trustee:
(a) by crediting the amount to be distributed to such Noteholder to an account maintained by such Noteholder with Indenture Trustee, (b) by making such payment to such Noteholder in immediately available funds at the Indenture Trustee Office, or (c) in the case of the Series 1997 Refunding Lessor Note and in the case of other Notes if such Noteholder is a bank or other institutional investor, the Funding Corporation and the Collateral Trust Trustee, by transferring such amount in immediately available funds for the account of such Noteholder to the banking institution having bank wire transfer facilities as shall be specified by such Noteholder, such transfer to be subject to telephonic confirmation of payment. Any payment made under any of the foregoing methods shall be made without any presentment or surrender of such Note, unless otherwise specified by the terms of the Note, except that, in the case of the final payment in respect of any Note, such Note shall be surrendered to Indenture Trustee. All payments in respect of the Notes shall be made (i) as soon as practicable prior to the close of business on the date the amounts to be distributed by Indenture Trustee are actually received by Indenture Trustee if such amounts are received by 2:00 p.m. New York City time, on a Business Day, or (ii) on the next succeeding Business Day if received after such time or on any day other than a Business Day (provided, however, in the event Indenture Trustee shall be directed to make payments to a Noteholder by wire transfer as hereinabove provided, or as provided in any Note, any amount received by Indenture Trustee after 10:00 a.m. New York City time, may be distributed on the next succeeding Business Day). One or more of the foregoing methods of payment may be specified in a Note. Prior to due presentment for registration of transfer of any Note, Owner Trustee and Indenture Trustee may deem and treat the Person in whose name any Note is registered on the Note Register as the absolute owner and holder of such Note for the purpose of receiving payment of all amounts payable with respect to such Note and for all other purposes, and neither Owner Trustee nor Indenture Trustee shall be affected by any notice to the contrary. All payments made on any Note in accordance with the provisions of this Section 2.6 shall be valid and effective to satisfy and discharge the liability on such Note to the extent of the sums so paid and neither Indenture Trustee nor Owner Trustee shall have any liability in respect of such payment.

     SECTION 2.7 Application of Payments. Each payment on any outstanding Note shall be applied, first, to the payment of accrued interest (including Additional Lessor Note Interest, interest on overdue principal and, to the extent permitted by Applicable Law, overdue interest) on such Note to the date of such payment, second, to the payment of the principal amount of, and premium, if any, on such Note then due (including any overdue installments of principal) thereunder and third, to the extent permitted by Section 2.10 of this Indenture, the balance, if any, remaining thereafter, to the payment of the principal amount of, and premium, if any, on such Note. The order of application of payments prescribed by this Section 2.7 shall not be deemed to supersede any provision of Article 3 hereof regarding application of funds.

     SECTION 2.8 Registration, Transfer and Exchange of Notes. Indenture Trustee shall maintain at the Indenture Trustee Office a register in which it will provide for the registration, registration of transfer and exchange of Notes (such register being referred to herein as the "Note Register"). If any Note is surrendered at said office for registration of transfer or exchange (accompanied by a written instrument of transfer duly executed by or on behalf of the holder thereof, together with the amount of any applicable transfer taxes), Owner Trustee will execute and Indenture Trustee will authenticate and deliver, in the name of the designated transferee or transferees, if any, one or more new Notes (subject to the limitations specified in Section 2.3 hereof) in any denomination or denominations not prohibited by this Indenture, as requested by the Person surrendering the Note, dated the same date as the Note so surrendered and of like tenor and aggregate unpaid principal amount. Any Note or Notes issued in a registration of transfer or exchange shall be entitled to the same security and benefits to which the Note or Notes so transferred or exchanged were entitled, including, without limitation, rights as to interest accrued but unpaid and to accrue so that there will not be any loss or gain of interest on the Note or Notes surrendered. Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to Indenture Trustee duly executed by the holder thereof or his attorney duly authorized in writing, and Indenture Trustee may require evidence satisfactory to it as to compliance of any such transfer with the Securities Act. Indenture Trustee shall make a notation on each new Note of the amount of all payments of principal previously made on the old Note or Notes with respect to which such new Note is issued and the date on which such new Note is issued and the date to which interest on such old Note or Notes shall have been paid. Indenture Trustee shall not berequired to register the transfer or exchange of any Note during the 15 days preceding the due date of any payment on such Note.

     Any Noteholder pledging a Note may give notice to Indenture Trustee to the effect that the pledgee of such Note should be reflected on the Note Register as the Noteholder with respect to such Note. Upon receipt of notice to such effect Indenture Trustee shall enter the name of the pledgee on the Note Register as the Noteholder with respect to such Note, and thereafter until directed otherwise by notice from such pledgee, Indenture Trustee shall treat such pledgee as the Noteholder with respect to such Note for all purposes of this Indenture.

     SECTION 2.9 Mutilated, Destroyed, Lost or Stolen Notes. Upon receipt by Owner Trustee and Indenture Trustee of evidence satisfactory to them of the loss, theft, destruction or mutilation of any Note and, in case of loss, theft or destruction, of indemnity satisfactory to them, and upon reimbursement to Owner Trustee and Indenture Trustee of all reasonable expenses incidental thereto and payment or reimbursement for any transfer taxes, and upon surrender and cancellation of such Note, if mutilated, Owner Trustee will execute and Indenture Trustee will authenticate and deliver in lieu of such Note, a new Note, dated the same date as such Note and of like tenor and principal amount.

     SECTION 2.10   Redemptions; Assumption.

     (a) Except as provided in paragraphs (c) and (d) of this Section 2.10 or as provided in any indenture supplemented hereto, the Notes shall be redeemed at a price equal to the principal amount of the Notes redeemed, and accrued interest on such principal amount so redeemed to the Redemption Date,
(i) in whole, but not in part, upon the receipt of moneys by Indenture Trustee as a result of the occurrence of an Event of Loss (except an Event of Loss referred to in clause (e) of the definition thereof under the circumstances contemplated in paragraph (b) of this Section 2.10), (ii) in whole, but not in part, upon the receipt of moneys by Indenture Trustee as a result of the exercise by Lessee of any of its options to purchase the Undivided Interest under Article 5 of the Lease, (iii) in whole, but not in part, upon the receipt of moneys by Indenture Trustee as a result of the exercise by Lessee of its right to terminate the Lease pursuant to Article 6 of the Lease, (iv) in whole or in part, upon the receipt of moneys by Indenture Trustee as a result of an Indenture Event of Default and acceleration of the Notes, and (v) in whole, but not in part, pursuant to
Section 4.3(e) hereof. Any such redemption shall be made in accordance with the applicable provisions of Article 3 hereof.

     (b) Unless an Indenture Default or an Indenture Event of Default shall have occurred and be continuing, the obligations and liabilities of Owner Trustee hereunder and under the Notes may be assumed in whole by Lessee in the event of the occurrence of an Event of Loss referred to in clause (e) of the definition thereof pursuant to an assumption agreement (which assumption agreement may be combined with the indenture supplemental to this Indenture hereinafter in this subsection (b) referred to, and may also provide for the assumption by Lessee of the obligations and liabilities of Owner Trustee and Owner Participant under other Operative Documents) which shall make such obligations and liabilities fully recourse to Lessee and shall otherwise be in form and substance acceptable to Indenture Trustee and approved by a Majority in Interest of Noteholders. If required by a Majority in Interest of Noteholders, Lessee will execute and deliver, and Indenture Trustee will authenticate, to each Noteholder in exchange for such old Note a new Note, in a principal amount equal to the outstanding principal amount of such old Note and otherwise in substantially similar form and tenor to such old Note but indicating that Lessee is the issuer thereof. When such assumption agreement becomes effective, Owner Trustee shall be released and discharged without further act from all obligations and liabilities assumed by Lessee. All documentation in connection with any such assumption (including, without limitation, an indenture supplemental to this Indenture which shall, among other things, contain provisions appropriately amending references to the Lease in this Indenture and contain covenants by Lessee similar to those contained in the Lease, changed as appropriate, and- amendments or supplements to the other Operative Documents, officers' certificates, opinions of counsel and Governmental Actions) shall be acceptable in form and substance to Indenture Trustee and shall be approved by a Majority in Interest of Noteholders. Together with the executed counterpart of the assumption agreement, Indenture Trustee (as a condition to the effectiveness of the assumption by Lessee and the release of Owner Trustee and the Indenture Estate thereby effected) shall receive an opinion of counsel, addressed to Indenture Trustee and the Noteholders, to the effect that such assumption agreement has been duly authorized, executed and delivered on behalf of Lessee, that no Governmental Action is necessary or required in connection therewith (or if any such Governmental Action is necessary or required, that the same has been duly obtained and is in full force and effect), that such assumption agreement is a legal, valid and binding agreement and obligation of Lessee, enforceable in accordance with its terms (except as limited by bankruptcy, insolvency or similar laws of general application affecting the enforcement of creditors' rights generally) and that, based on the facts existing as of the date of such assumption agreement, such assumption agreement and the assumption of the Notes thereunder would not be subject to avoidance as a preferential transfer or as a transfer or obligation in fraud of creditors of Lessee under applicable state laws or under applicable United States bankruptcy statutes (including, without limitation, 11 U.S.C. Sections 544, 547 or 548).

     (c) Owner Trustee may, at its option, redeem any Additional Note in whole, or in part, on any date, to the extent permitted by, and at the prices set forth in, the supplemental indenture establishing the terms, conditions and designations of such Additional Notes, together with the accrued interest on such principal amount so redeemed to the Redemption Date.

     (d) The Series 1997 Refunding Lessor Note shall be redeemed, in whole or in part, as provided below at the redemption price set forth below, together with interest accrued on such principal amount so redeemed to the Redemption Date, as follows:

     (i) The Series 1997 Refunding Lessor Note shall be redeemed, in whole, but not in part, at the Premium Redemption Price (as defined therein) upon the receipt of moneys by Indenture Trustee as a result of the exercise by Lessee of its option to purchase the Undivided Interest under subparagraph (b) of Section
          5.1 of the Lease;

     (ii) The Series 1997 Refunding Lessor Note shall be redeemed, in whole, but not in part, at the Premium Redemption Price upon the receipt of moneys by Indenture Trustee as a result of the occurrence of an Event of Loss referred to in clause (d) of the definition thereof;

    (iii) The Series 1997 Refunding Lessor Note shall be redeemed, in whole, but not in part, on the Obsolescence Redemption Date, as a result of the exercise by Lessee of its right to terminate the Lease pursuant to Article 6 of the Lease at a price determined as follows:

          (A) at a price equal to one hundred percent (100%) of the unpaid principal amount thereof, if Lessee is exercising a similar right to terminate each and every one of the Other Leases pursuant to Article 6 of the Lease and each of the Other Leases, as evidenced by the delivery to Indenture Trustee of an Officers' Certificate of Lessee; or

          (B) at the Premium Redemption Price, if Lessee is not exercising such right under each of the Other Leases or does not provide such an Officers' Certificate; or

     (iv) The Series 1997 Refunding Lessor Note shall be redeemed, in whole but not in part, at a price equal to one hundred percent (100%) of the unpaid principal amount thereof, together with accrued interest, upon the receipt of moneys by, or a surrender of the Series 1997 Refunding Lessor Note to, the Indenture Trustee in connection with a defeasance of the Facility Bonds pursuant to Article Twelve of the Collateral Trust Indenture.

     (e) Notice of redemption having been given as provided in paragraph (f) of this Section 2.10, the Notes or portions thereof so to be redeemed shall, on the Redemption Date, become due and payable at the applicable redemption price specified in this Section 2.10, or with respect to a redemption pursuant to paragraph (c) of this Section 2.10, in the supplemental indenture establishing the terms, conditions and designations of Additional Notes pursuant to the applicable provisions of this Indenture, and from and after such date (unless Owner Trustee shall default in the payment of the redemption price) such Notes or portions thereof shall cease to bear interest. Upon surrender of such Notes for redemption in accordance with such notice, such Notes or portions thereof shall be paid by Owner Trustee at the applicable redemption price.

     (f) Notice of any assumption or redemption of Notes pursuant to paragraph (a)(i), (a)(ii), (a)(iii), (b), (c) or (d) of this Section 2.10 shall be given by Indenture Trustee as promptly as practicable after Indenture Trustee is notified thereof to the registered holders of the Notes to be assumed or redeemed.

     SECTION 2.11 Payment of Expenses on Transfer. Upon the issuance of a new Note or Notes pursuant to Section 2.8 or 2.9 hereof, Owner Trustee or Indenture Trustee may require from the party requesting such new Note or Notes payment of a sum to reimburse Owner

Trustee and Indenture Trustee for, or to provide funds for, the payment of any tax or other governmental charge in connection therewith or any charges and expenses connected with such tax or governmental charge paid or payable by Owner Trustee or Indenture Trustee.

     SECTION 2.12 Additional Notes. Additional Notes (each an "Additional Note") of Owner Trustee may be issued under and secured by this Indenture, at any time or from time to time, in addition to the Series 1997 Refunding Lessor Note and subject to the conditions hereinafter provided in this
Section 2.12, for cash, in the amount of the original principal amount of such Additional Notes, for the purpose of (i) redeeming any previously issued Notes pursuant to a Refinancing and providing funds for the payment of all reasonable costs and expenses connected therewith; (ii) providing funds in connection with a releveraging pursuant to Section 8.1(c) of the Participation Agreement; or (iii) pursuant to Section 10.2 of the Lease, providing funds for the payment of all or any portion of the Supplemental Financing Amount relating to Capital Improvements made or installed from time to time pursuant to the Lease; subject, however, to the following conditions:

     (a) in the case of any Additional Notes issued for the purposes set forth in clause (ii), no such Additional Notes shall be issued if, after taking into account the aggregate principal amount of the Additional Notes proposed for issuance under this Section 2.12, the aggregate original principal amount of all Notes outstanding shall be greater than eighty percent (80%) of the Facility Cost;

     (b) in the case of any Additional Notes issued for the purposes set forth in clause (iii), no such Additional Notes shall be issued if, after taking into account the aggregate principal amount of the Additional Notes proposed for issuance under this Section 2.12, the aggregate original principal amount of all Additional Notes issued pursuant to clause (iii) from and after the Closing Date shall be greater than eighty percent (80%) of Lessor's Share of the cumulative Cost of all Capital Improvements which shall have been incorporated or installed from and after the Closing Date to and including the date on which the Capital Improvement with respect to which the Additional Notes shall provide the Supplemental Financing Amount shall have been incorporated or installed;

     (c) in the case of Additional Notes issued for the purpose set forth in clause (iii), no such Additional Notes shall be issued unless a Lease supplement with respect to such Capital Improvement and such Supplemental Financing shall have been, or shall be concurrently, executed and delivered by Lessee and Owner Trustee; and

     (d) in the case of Additional Notes issued for the purposes set forth in either clause (ii) or (iii), no such Additional Notes shall be issued unless at least 10 days shall have passed from the time Indenture Trustee shall have given notice to Noteholders of the proposed issuance of Additional Notes without Indenture Trustee having received notice from a Majority in Interest of Noteholders stating that the requirements of clause (a) or (b) above, whichever is applicable, have not been met and directing Indenture Trustee not to issue such Additional Notes.

     Before any Additional Note shall be issued under the provisions of this
Section 2.12, Owner Trustee shall have delivered to Indenture Trustee, not less than fifteen (15) days nor more than thirty (30) days prior to the proposed date of issuance of such Additional Note as set forth in the below mentioned request and authorization, a request and authorization to issue such Additional Note, which request and authorization shall include the amount of such Additional Note, the date of issuance thereof and a certification that terms thereof are not inconsistent with this Section 2.12.
 Additional Notes shall have a designation so as to distinguish such Additional Notes from the Notes theretofore issued, but otherwise shall rank pari passu with all Notes then outstanding, be entitled to the same benefits and security of this Indenture as the other Notes issued pursuant to the terms hereof, be dated the date of original issuance of such Additional Note, bear interest at such rates as shall be agreed between Lessee and Owner Trustee and indicated in the aforementioned request and authorization, and shall be stated to be payable by their terms not later than the last day of the Basic Term. In addition, (1) in the case of any Additional Notes issued for the purposes set forth in clause (ii) of this Section 2.12, the Indenture Trustee shall have received a certificate of Coopers & Lybrand LLP (or such other firm of accountants which is independent of the Lessee as shall be approved by Indenture Trustee) verifying the condition set forth in paragraph
(a) of this Section 2.12, and (2) in the case of any Additional Notes issued for the purposes set forth in clause (iii) of this Section 2.12, Indenture Trustee shall have received (A) a certificate of Coopers & Lybrand LLP (or such other firm of accountants which is independent of the Lessee as shall be approved by Indenture Trustee) verifying the condition set forth in paragraph
(b) of this Section 2.12 and (B) a certificate of an engineer, appraiser or other expert (who may bean officer or employee of the Lessee except as would be required by Section 314(d)(3) of the Trust Indenture Act of 1939, as amended) to the effect that the fair value of all Capital Improvements as of their respective dates of incorporation or installation was not less than the Cost of such Capital Improvements as of such dates.

     The terms, conditions and designations of such Additional Notes (which shall be consistent with this Indenture) shall be set forth in an indenture supplemental to this Indenture executed by Owner Trustee and Indenture Trustee. Such Additional Notes shall be executed as provided in Section 2.3 hereof and deposited with Indenture Trustee for authentication, but before such Additional Notes shall be authenticated and delivered by Indenture Trustee there shall be filed with Indenture Trustee, in addition to other documents and certificates required by this Section 2.12, the following, all of which shall be dated as of the date of the supplemental indenture:

     (a) a copy of such supplemental indenture (which shall include the form of such series of Additional Notes and the certificate of authentication in respect thereof);

     (b) an Officers' Certificate of Lessee (i) stating that to the best of their knowledge, no Lease Default or Lease Event of Default has occurred and is continuing, (ii) stating that the conditions in respect of the issuance of such Additional Notes contained in this Section 2.12 have been satisfied,
(iii) specifying the amount of the costs and expenses relating to the issuance and sale of such Additional Notes, and (iv) stating that payments pursuant to the Lease and all supplements thereto of Basic Rent, Stipulated Loss Value and Termination Value, together with all other amounts payable pursuant to the terms of the Lease, are calculated to be sufficient to pay when due all of the principal of and, premium, if any, and interest on the outstanding Notes, after taking into account the issuance of such Additional Notes and any related redemption of Notes theretofore outstanding;

     (c) an Officers' Certificate from Owner Trustee stating that, to the best of their knowledge no Indenture Default under clauses (b) through (e) of
Section 4.1 hereof or Indenture Event of Default has occurred and is continuing;

     (d) such additional documents, certificates and opinions as shall be reasonably required by Owner Trustee or Indenture Trustee, and as shall be reasonably acceptable to Owner Trustee and Indenture Trustee;

     (e)  an original of the Lease supplement;

     (f) a request and authorization to Indenture Trustee by Owner Trustee to authenticate and deliver such Additional Notes to or upon the order of the Person or Persons noted in such request at the address set forth therein, and in such principal amounts as are stated therein, upon payment to Indenture Trustee, but for the account of Owner Trustee, of the sum or sums specified in such request and authorization;

     (g)  the consent of Lessee to such request and authorization; and

     (h) an opinion of counsel who shall be reasonably satisfactory to Indenture Trustee, stating that all conditions precedent to the issuance of such Additional Notes under this Indenture have been complied with.

     When the documents referred to in the foregoing clauses (a) through (h) above, together with other documents and certificates required by this
Section 2.12, shall have been filed with Indenture Trustee and when the Additional Notes described in the above mentioned request and authorization shall have been executed and authenticated as required by this Indenture and the related supplemental indenture, Indenture Trustee shall deliver such Additional Notes in the manner described in clause (f) above, but only upon payment to Indenture Trustee of the sum or sums specified in such request and authorization.

     SECTION 2.13 Restrictions of Transfer Resulting from Federal Securities Laws; Legend. Each Note shall be delivered to the initial Noteholder thereof without registration of such Note under the Securities Act and without qualification of this Indenture under the Trust Indenture Act of 1939, as amended. Prior to any transfer of any such Note, in whole or in part, to any Person, the Noteholder thereof shall furnish to Lessee, Indenture Trustee and Owner Trustee an opinion of counsel, which opinion and which counsel shall be reasonably satisfactory to Indenture Trustee, Owner Trustee and Lessee, to the effect that such transfer will not violate the registration provisions of the Securities Act or require qualification of this Indenture under the Trust Indenture Act of 1939, as amended, and all Notes issued hereunder shall be endorsed with a legend which shall read substantially as follows:

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE IN VIOLATION OF SUCH ACT.

     SECTION 2.14 Security for and Parity of Notes. All Notes issued and outstanding hereunder shall rank on a parity with each other and shall as to each other be secured equally and ratably by this Indenture, without preference, priority or distinction of any thereof over any other by reason of difference in time of issuance or otherwise.

     SECTION 2.15 Acceptance of Indenture Trustee as Successor Indenture Trustee. Each Noteholder, by its acceptance of a Note, shall be deemed to have consented to the appointment of the Indenture Trustee, as successor indenture trustee to the Original Indenture Trustee, and to have waived any right to object to such appointment.

                                      ARTICLE 3
                        RECEIPT, DISTRIBUTION AND APPLICATION
                           OF INCOME FROM INDENTURE ESTATE

     SECTION 3.1    Rent Distribution.

     (a)  Basic Rent Distribution.  Except as otherwise provided in Section
3.2 or 3.3 of this Indenture, each installment of Basic Rent, and any payment of interest on overdue installments of Basic Rent, received by Indenture Trustee shall be distributed by Indenture Trustee in the following order of priority:

          First, so much of such amounts as shall be required to pay in full the aggregate principal and accrued interest (as well as any interest on overdue principal and, to the extent permitted by Applicable Law, on overdue interest) then due and payable under the Notes shall be distributed to the Noteholders ratably, without priority of any Noteholder over any other Noteholder, in the proportion that the amount of such payment then due and payable under each such Note bears to the aggregate amount of the payments then due and payable under all such Notes; and

          Second, the balance, if any, of such amounts remaining shall be distributed to Owner Trustee for distribution by it in accordance with the terms of the Trust Agreement.

     (b) Application of Other Amounts Held by Indenture Trustee upon Rent Default If, as a result of any failure by Lessee to pay Basic Rent in full on any date when an installment of Basic Rent is due, there shall not have been distributed on any date (or within any applicable period of grace) pursuant to Section 3.1(a) hereof the full amount then distributable pursuant to clause "First" of Section 3.1(a) of this Indenture, Indenture Trustee shall distribute other payments of the character referred to in Sections 3.5 and 3.6 hereof then held by it or thereafter received by it, to all Noteholders to the extent necessary to enable it to make all the distributions then due pursuant to such clause "First." To the extent Lessee subsequently pays the deficiency in Basic Rent, the amount so paid shall, unless an Indenture Default or Indenture Event of Default shall have occurred and be continuing, be applied to restore the amounts held by Indenture Trustee under Section 3.5 or 3.6 hereof, as the case may be. The portion of each such payment made to Indenture Trustee which is to be distributed by Indenture Trustee in payment of Notes shall be applied in accordance with
Section 2.7 hereof.  Any payment received by Indenture Trustee pursuant to
Section 4.3 hereof as a result of payment by Owner Trustee of principal, or interest or both (as well as any interest on overdue principal and, to the extent permitted by Applicable Law, interest) then due on all Notes shall be distributed to the Noteholders, ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due and unpaid on all Notes held by each such Noteholder bears to the aggregate amount of the payments then due and unpaid on all Notes outstanding; and Owner Trustee shall (to the extent of such payment made by it) be subrogated to the rights of the Noteholders under this Section 3.1 to receive the payment of Basic Rent or Supplemental Rent with respect to which its payment under Sections 4.3(a) and (b) hereof relates, and the payment of interest on account of such Basic Rent or Supplemental Rent being overdue, to the extent provided in and subject to the provisions of Section 4.3(a) and
(b) hereof.

     (c) Retention of Amounts by Indenture Trustee If at the time of receipt by Indenture Trustee of an installment of Basic Rent (whether or not then overdue) or of payment of interest on any overdue installment of Basic Rent, there shall have occurred and be continuing an Indenture Event of Default, Indenture Trustee shall retain such installment of Basic Rent or payment of interest (to the extent not then required to be distributed pursuant to clause "First" of Section 3.1(a)) as part of the Indenture Estate and shall not distribute any such payment of Basic Rent or interest pursuant to clause "Second" of Section 3.1(a) until such time as there shall not be continuing any such Indenture Event of Default or until such time as Indenture Trustee shall have received written instructions from a Majority in Interest of Noteholders to make such a distribution; provided that such amounts must be returned to Owner Trustee within six (6) months from the receipt thereof by Indenture Trustee unless (i) such Indenture Event of Default is declared and Indenture Trustee is diligently pursuing any remedies available under Section 4.2 hereof or (ii) any other Indenture Event of Default shall have occurred and be continuing.

     SECTION 3.2    Payments Following Event of Loss, Purchase or Early
Termination.

     (a) Any payment received by Indenture Trustee as a result of an Event of Loss (other than an Event of Loss referred to in clause (e) of the definition thereof in respect of which Lessee shall, pursuant to Section 2.10(b) hereof, assume the obligations and liabilities of Owner Trustee hereunder, in which event only clauses "First" and "Fifth" below shall be applicable), a sale of the Undivided Interest pursuant to Article 5 of the Lease or an early termination of the Lease pursuant to Article 6 thereof shall be distributed (i) on the date payment with respect to Non-Obsolescence Events is received by Indenture Trustee, subject to the provisions of Section
3.10 hereof, and (ii) on the Obsolescence Redemption Date with respect to Obsolescence Events, in each case, in the following order of priority:

     First, so much of such payments and amounts as shall be required to reimburse Indenture Trustee for any unpaid fees for its services under this Indenture and any expense (including any legal fees and disbursements) or loss incurred by it (to the extent incurred in connection with its duties as Indenture Trustee and to the extent reimbursable and not previously reimbursed) shall be distributed to Indenture Trustee for application to itself;

     Second, so much of such payment remaining as shall be required to pay the aggregate unpaid principal amount of all Notes then outstanding, plus the premium, if any, and all accrued but unpaid interest on such Notes, (y) to the date of such distribution, in the case of a Non-Obsolescence Event, or
(z) to the Obsolescence Redemption Date in the case of an Obsolescence Event, shall be distributed to the holders of such Notes or shall be held by Indenture Trustee in trust for such holders for distribution on the scheduled prepayment date, in each case ratably without priority of any Noteholder over any other, in the proportion that the aggregate unpaid principal amount of all such Notes held by each such holder, plus the premium, if any, and accrued but unpaid interest thereon to the scheduled date of distribution to the Noteholders bears to the aggregate unpaid principal amount of all such Notes held by all such holders, together with premium, if any, plus accrued but unpaid interest thereon to the date of scheduled distribution to the Noteholders;

     Third, in the manner provided in clause "Third" of Section 3.3 hereof;
and

     Fourth, the balance, if any, of such payment remaining shall be distributed to Owner Trustee.

     (b) Cash and U.S. Government Obligations received and amounts realized by Indenture Trustee as a result of the exercise by the Lessee of its right to terminate the Lease as a result of an Obsolescence Event shall be set aside in trust by Indenture Trustee for the benefit of Noteholders forthwith (that is, no later than the first Business Day following receipt thereof) for later distribution in the order of priority set forth in paragraph (a) of this Section 3.2. The Indenture Trustee is expressly authorized to hold any such U.S. Government Obligations so received and to present them for payment or collection at their respective maturities on or before the first Business Day before the Obsolescence Redemption Date.

     SECTION 3.3 Payments After Indenture Event of Default. All payments received and all amounts held or realized by Indenture Trustee after an Indenture Event of Default shall have occurred and be continuing (including any amounts realized by Indenture Trustee from the exercise of any remedies pursuant to Article 15 of the Lease or from the application of Section 4.2 hereof) and after either (a) Indenture Trustee has declared the Lease to be in default pursuant to Article 15 thereof or (b) the Notes shall have been declared or shall automatically have become due and payable, together with all payments or amounts then held or thereafter received by Indenture Trustee hereunder, shall, so long as such declaration shall not have been rescinded, be distributed forthwith by Indenture Trustee in the following order of priority:

     First, so much of such payments and amounts as shall be required to reimburse Indenture Trustee for any unpaid fees for its services under this Indenture and any expense (including any legal fees and disbursements) or loss incurred by it (to the extent incurred in connection with its duties as Indenture Trustee and to the extent reimbursable and not previously reimbursed) shall be distributed to Indenture Trustee for application to itself;

     Second, so much of such payments and amounts as shall be required to pay in full the aggregate unpaid principal amount of all Notes then outstanding together with premium, if any, plus all accrued but unpaid interest thereon to the date of distribution (including interest on overdue principal and, to the extent permitted by Applicable Law, overdue interest) shall be distributed to the holders of all outstanding Notes ratably, without priority of any Noteholder over any other, in the proportion that the sum of the aggregate unpaid principal amount of the Notes held by each such holder, together with premium, if any, plus accrued but unpaid interest thereon to the date of distribution, bears to the sum of the aggregate unpaid principal amount of all outstanding Notes together with premium, if any, held by all such holders to the date of distribution, plus accrued but unpaid interest thereon;

     Third, so much of such payments and amounts as shall be required to pay the then existing or prior Noteholders all amounts then payable and unpaid to them as holders of the Notes as Indemnitees or otherwise under indemnification or other provisions of the Participation Agreement which this Indenture by its terms secures shall be distributed to such existing or prior holders of Notes, ratably to each such holder, without priority of any such holder over any other, in the proportion that the amount of such payments or amounts to which each such holder is so entitled bears to the aggregate amount of such payments and amounts to which all such holders are so entitled; and

     Fourth, the balance, if any, of such payments and amounts remaining shall be distributed to Owner Trustee for distribution by it in accordance with the terms of the Trust Agreement.

     SECTION 3.4 Investment of Certain Payments Held by Indenture Trustee. Upon the written direction and at the risk and expense of Owner Trustee, Indenture Trustee shall invest and reinvest any moneys held by Indenture Trustee pursuant to Section 3.1(c), 3.2(b), 3.5 or 3.6 hereof in such Permitted Investments as may be specified in such direction. The proceeds received upon the sale or at maturity of any Permitted Investment and any interest received on such Permitted Investment and any payment in respect of a deficiency contemplated by the following sentence shall be held as part of the Indenture Estate and applied by Indenture Trustee in the same manner as the moneys used to make such Permitted Investment, and any Permitted Investment may be sold (without regard to maturity date) by Indenture Trustee whenever necessary to make any payment or distribution required by this
Article 3. If the proceeds received upon the sale or at maturity of any Permitted Investment (including interest received on such Permitted Investment) shall be less than the cost thereof (including accrued interest), Owner Trustee will pay or cause to be paid to Indenture Trustee an amount equal to such deficiency.

     SECTION 3.5 Application of Certain Other Payments. Except as otherwise provided in Section 3.1(b) or 3.1(c) hereof, any payment received by Indenture Trustee for which provision as to the application thereof is made in an Operative Document, but not elsewhere in this Indenture, shall, unless an Indenture Event of Default shall have occurred and be continuing, be applied forthwith to the purpose for which such payment was made in accordance with the terms of such Operative Document. If at the time of the receipt by Indenture Trustee of any payment referred to in the preceding sentence there shall have occurred and be continuing an Indenture Event of Default, Indenture Trustee shall hold such payment as part of the Indenture Estate, but Indenture Trustee shall, except as otherwise provided in Section 3.1(b) or 3.1(c) hereof, cease so to hold such payment and shall apply such payment to the purpose for which it was made in accordance with the terms of such Operative Document if and whenever there is no longer continuing any Indenture Event of Default; provided, however, that any such payment received by Indenture Trustee which is payable to Lessee shall not be so held by Indenture Trustee unless a Lease Event of Default shall have occurred and be continuing.

     SECTION 3.6    Other Payments.  Except as otherwise provided in Section
3.5 hereof:

     (a) any payment received by Indenture Trustee for which no provision as to the application thereof is made in the Participation Agreement, the Lease or elsewhere in this Article 3; and

     (b) all payments received and amounts realized by Indenture Trustee with respect to the Indenture Estate (including, without limitation, all amounts realized after the termination of the Lease), to the extent received or realized at any time after payment in full of the principal of and, premium, if any, and interest on all Notes then outstanding and all other amounts due Indenture Trustee or the Noteholders, as well as any other amounts remaining as part of the Indenture Estate after such payment in full of the principal of, premium, if any, and interest on all Notes outstanding; shall be distributed forthwith by Indenture Trustee in the order of priority set forth in Section 3.3 hereof, omitting clause "Second" thereof.

     SECTION 3.7 Excepted Payments. Notwithstanding any other provision of this Indenture including this Article 3 or any provision of any of the Operative Documents to the contrary, any Excepted Payments received or held by Indenture Trustee at any time shall be as soon as may be practicable paid or distributed by Indenture Trustee to the Person or Persons entitled thereto.

     SECTION 3.8 Distributions to Owner Trustee. Unless otherwise directed in writing by the Owner Trustee, all amounts (other than amounts payable to Owner Trustee in its individual capacity) from time to time distributable by Indenture Trustee to Owner Trustee in accordance with the provisions hereof shall be paid by Indenture Trustee to Owner Participant in immediately available funds in the manner specified in Schedule 1 to the Participation Agreement. Any such distribution to Owner Trustee shall be final thirty (30) days after the same is made, absent manifest error, and neither Indenture Trustee nor any Noteholder shall, absent manifest error, attempt to recover any such distribution for any reason, but nothing contained in this sentence shall be construed to limit the right of Indenture Trustee or any such Noteholder to make any claim it may have against Owner Participant or Owner Trustee or Indenture Trustee or to pursue any such claim in such court as Indenture Trustee or any such holder shall deem appropriate.
 Any amounts payable to Owner Trustee in its individual capacity, if payable to Original Trustee, shall be paid to Bank, or if payable to Georgia Trustee, shall be paid to Georgia Bank, as appropriate.

     SECTION 3.9 Payments Under Assigned Documents. Notwithstanding anything to the contrary contained in this Indenture, until the discharge and satisfaction of the Lien of this Indenture, all payments due or to become due under any Assigned Document to Owner Trustee (except so much of such payments as constitute Excepted Payments) shall be made directly to Indenture Trustee or in accordance with Indenture Trustee's instructions and Owner Trustee shall give all notices as shall be required under the Assigned Documents to direct payment of all such amounts to Indenture Trustee hereunder. Owner Trustee agrees that if it should receive any such payments directed to be made to Indenture Trustee or any proceeds for or with respect to the Indenture Estate or as the result of the sale or other disposition thereof or otherwise constituting a part of the Indenture Estate to which Owner Trustee is not entitled hereunder, it will promptly forward such payments to Indenture Trustee or in accordance with Indenture Trustee's instructions. Indenture Trustee agrees to apply payments from time to time received by it (from Lessee, Owner Trustee or otherwise) with respect to the Lease, any other Assigned Document or the Undivided Interest in the manner provided in
Section 2.7 hereof, and this Article 3.

     SECTION 3.10 Disbursement of Amounts Received by Indenture Trustee. Subject to the last sentence hereof, amounts to be distributed by Indenture Trustee pursuant to this

Article 3 shall be distributed on the date such amounts are actually received by Indenture Trustee, except that, with respect to payments received pursuant to an Obsolescence Event, such portion as shall be required to pay principal of and, premium, if any, and interest in full on the Obsolescence Redemption Date shall be distributed on the Obsolescence Redemption Date. Notwithstanding anything to the contrary contained in this Article 3, in the event Indenture Trustee shall be required or directed to make a payment under this Article 3 on the same date on which such payment is received, any amounts received by Indenture Trustee after 2:00 p.m., New York City time, or on a day other than a Business Day, may be distributed on the next succeeding Business Day, and if such payment is to be by wire transfer, any amounts received by Indenture Trustee after 10:00 a.m., New York City time, may be distributed on the next succeeding Business Day.

                                      ARTICLE 4
                       DEFAULTS; REMEDIES OF INDENTURE TRUSTEE

     SECTION 4.1    Occurrence of Indenture Event of Default.  Subject to
Section 4.3 hereof, the term "Indenture Event of Default," wherever used herein, shall mean any of the following events (whatever the reason for such Indenture Event of Default and whether it shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) any Lease Event of Default (other than the failure of the Lessee to pay any amount which shall constitute an Excepted Payment); or

     (b) Owner Trustee shall fail to make any payment in respect of the principal of, or premium, if any, or interest on, the Notes within three (3) Business Days after the same shall have become due; or

     (c) Owner Trustee, Georgia Bank or Bank shall fail to perform or observe any covenant or agreement to be performed or observed by it under this Indenture or, in the case of Bank and Original Trustee, Section 5.2(i) or (j) of the Participation Agreement, or, in the case of Georgia Bank and Georgia Trustee, Section 6.5 of Trust Supplement No. 2; or Owner Participant shall fail to perform or observe any covenant or agreement to be performed or observed by it under Section 5.1(i) or (m) of the Participation Agreement and, in any such case, such failure shall continue unremedied for a period of thirty (30) days after notice thereof shall have been given by registered or certified mail to Owner Trustee, Owner Participant and Lessee by Indenture Trustee, specifying such failure and requiring it to be remedied and stating that such notice is a "Notice of Indenture Default" hereunder; or

     (d) the trust established under the Trust Agreement shall file any petition for dissolution or liquidation of the trust or shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the trust shall have consented to the entry of an order for relief in an involuntary case under any such law, or shall fail generally to pay its debts as such debts become due (within the meaning of the Bankruptcy Reform Act of 1978, as amended or any successor provision (the "Bankruptcy Act"), or a receiver, custodian or trustee (or other similar official) shall be appointed for the trust or shall take possession of any substantial part of its property, or the trust shall make a general assignment for the benefit of its creditors, or shall enter into an agreement of composition with its creditors, or there shall be filed against the trust an involuntary petition in bankruptcy which results in an order for relief being entered or, notwithstanding that an order for relief has not been entered, the petition is not dismissed within sixty (60) days of the date of the filing of the petition, or there shall be filed under any Federal or state law relating to bankruptcy, insolvency or relief of debtors of any petition against the trust for reorganization, composition, extension or arrangement with creditors which either (i) results in a finding or adjudication of insolvency of the trust or (ii) is not dismissed within sixty
(60) days of the date of the filing of such petition; or

     (e) Owner Participant shall file any petition for dissolution or liquidation of the Owner Participant or shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or Owner Participant shall have consented to the entry of an order for relief in an involuntary case under any such law, or shall fail generally to pay its debts as such debts become due (within the meaning of the Bankruptcy Act), or a receiver, custodian or trustee (or other similar official) shall be appointed for Owner Participant or shall take possession of any substantial part of its property, or Owner Participant shall make a general assignment for the benefit of its creditors, or shall enter into an agreement of composition with its creditors, or there shall be filed against Owner Participant an involuntary petition in bankruptcy which results in an order for relief being entered or, notwithstanding that an order for relief has not been entered, the petition is not dismissed within sixty (60) days of the date of the filing of the petition, or there shall be filed under any Federal or state law relating to bankruptcy, insolvency or relief of debtors of any petition against the Owner Participant for reorganization, composition, extension or arrangement with creditors which either (i) results in a finding or adjudication of insolvency of the Owner Participant or (ii) is not dismissed within sixty (60) days of the date of the filing of such petition and any such event adversely affects the Noteholders unless within ninety (90) days after the filing of any such petition all of the right, title and interest of the Owner Participant in and to the Participation Agreement, any of the Operative Documents and the Trust Estate shall have been transferred to a Transferee under and pursuant to Article 10 of the Participation Agreement; or

     (f) Owner Trustee shall fail to pay when due from the income and proceeds of the Trust Estate (including amounts realized under Section 6.2 of the Participation Agreement) any Tax imposed on Lessor (in its capacity as Lessor) or the Trust Estate (unless such Tax is being contested in good faith) and such failure shall continue unremedied for a period of twenty (20) Business Days after notice thereof shall have been given by registered or certified mail to Owner Trustee, specifying such failure and requiring it to be remedied and stating that such notice is a "Notice of Indenture Default."

     SECTION 4.2    Remedies of Indenture Trustee.

     (a) In the event that an Indenture Event of Default shall have occurred and be continuing, Indenture Trustee in its discretion may, or upon receipt of written instructions from a Majority in Interest of Noteholders shall, by written notice to Owner Trustee, declare the unpaid principal amount of all Notes, with accrued interest and premium, if any, thereon, to be immediately due and payable, upon which declaration such principal amount and such accrued interest and premium, if any, shall immediately become due and payable without further act or notice of any kind.

     (b) If an Indenture Event of Default shall have occurred and be continuing, then and in every such case, Indenture Trustee, as assignee under the Lease or hereunder or otherwise, may, and where required pursuant to the provisions of Article 5 hereof shall, upon written notice to Owner Trustee, exercise any of or all the rights and powers and pursue any of or all the remedies pursuant to this Article 4 and, in the event such Indenture Event of Default shall be a Lease Event of Default, any and all of the remedies provided pursuant to this Article 4 and Article 15 of the Lease and may take possession of all or any part of the Indenture Estate and may exclude therefrom Owner Participant, Owner Trustee and, in the event such Indenture Event of Default shall be a Lease Event of Default, Lessee and all persons claiming under them, and may exercise all remedies available to a secured party under the Uniform Commercial Code or any other provision of Applicable Law. Indenture Trustee may proceed to enforce the rights of Indenture Trustee and of the Noteholders by directing payment to it of all moneys payable under any agreement or undertaking constituting a part of the Indenture Estate, by proceedings in any court of competent jurisdiction to recover damages for the breach hereof or for the appointment of a receiver or for sale of all or any part of the Undivided Interest or for foreclosure of the Undivided Interest, together with Owner Trustee's interest in the Assigned Documents, and by any other action, suit, remedy or proceeding authorized or permitted by this Indenture, at law or in equity, or whether for the specific performance of any agreement contained herein, or for an injunction against the violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law, and in addition may foreclose upon, sell, assign, transfer and deliver, from time to time to the extent permitted by Applicable Law, all or any part of the Indenture Estate or any interest therein, at any private sale or publi auction with or without demand, advertisement or notice (except as herein required or as may be required by law) of the date, time and place of sale and any adjournment thereof, for cash or credit or other property, for immediate or future delivery and for such price or prices and on such terms as Indenture Trustee, in its unfettered discretion, may determine, or as may be required by law, so long as Owner Participant and Owner Trustee are afforded a commercially reasonable opportunity to bid for all or such part of the Indenture Estate in connection therewith unless Section 4.6 shall otherwise be applicable. It is agreed that thirty (30) days' prior written notice to Owner Participant, Owner Trustee and Lessee of the date, time and place of any proposed sale by Indenture Trustee of all or any part of the Indenture Estate or interest therein is reasonable. Indenture Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of Indenture Trustee and of the Noteholders asserted or upheld in any bankruptcy, receivership or other judicial proceedings.

     (c) All rights of action and rights to assert claims under this Indenture or under any of the Notes may be enforced by Indenture Trustee without the possession of the Notes at any trial or other proceedings instituted by Indenture Trustee, and any such trial or other proceedings shall be brought in its own name as trustee of an express trust, and any recovery or judgment shall be for the ratable benefit of the Noteholders as herein provided. In any proceedings brought by Indenture Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which Indenture Trustee shall be a party) Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any such Persons parties to such proceedings.

     (d) Any provisions of the Lease or this Indenture to the contrary notwithstanding, if Lessee shall fail to pay any Excepted Payment to any Person entitled thereto as and when due, such Person shall have the right at all times, to the exclusion of Indenture Trustee, to demand, collect, sue for, enforce performance of obligations relating to, or otherwise obtain all amounts due in respect of such Excepted Payment.

     SECTION 4.3 Right to Cure Certain Lease Events of Default. (a) If Lessee shall fail to make any payment of Basic Rent due on any Rent Payment Date when the same shall have become due, and if such failure of the Lessee to make such payment of Basic Rent shall not constitute the third consecutive such failure or the sixth cumulative failure, then Owner Trustee may (but need not) pay to Indenture Trustee, at any time prior to the expiration of ten (10) Business Days after Owner Trustee and Owner Participant shall have received notice from Indenture Trustee or have actual knowledge of the failure of Lessee to make such payment of Basic Rent, an amount equal to the principal of, premium, if any, and interest on the Notes, then due (otherwise than by declaration of acceleration) on such Rent Payment Date, together with any interest due thereon on account of the delayed payment thereof, and such payment by Owner Trustee shall be deemed (for purposes of this Indenture) to have cured any Indenture Event of Default which arose or would have arisen from such failure of Lessee.

     (b) If Lessee shall fail to make any payment of Supplemental Rent when the same shall become due or otherwise fail to perform any obligation under the Lease or any other Operative Document, then Owner Trustee may (but need not) make such payment (to the extent of the amount of principal of, and premium, if any, and interest on, the Notes then due (otherwise than by declaration of acceleration)) on the date such Supplemental Rent was payable, together with any interest due thereon on account of the delayed payment thereof, or perform such obligation at any time prior to the expiration of ten (10) Business Days after Owner Trustee or Owner Participant shall have received notice of the occurrence of such failure, and such payment or performance by Owner Trustee shall be deemed to have cured any Indenture
Event of Default which arose or would have arisen from such failure of Lessee.

     (c) Owner Trustee, upon exercising its rights under paragraph (a) or (b) of this Section 4.3 to cure Lessee's failure to pay Rent or to perform any other obligation under the Lease or any other Operative Document, shall not obtain any Lien on any part of the Indenture Estate on account of such payment or performance nor, except as expressly provided in the next sentence, pursue any claims against Lessee or any other party, for the repayment thereof if such claims would impair the prior right and security interest of Indenture Trustee in and to the Indenture Estate. Upon such payment or performance by Owner Trustee, Owner Trustee shall (to the extent of such payment made by it and the costs and expenses incurred in connection with such payments and performance thereof together with interest thereon and so long as no Indenture Default or Indenture Event of Default hereunder shall have occurred and be continuing) be subrogated to the rights of Indenture Trustee and the Noteholders to receive the payment of Rent with respect to which Owner Trustee made such payment and interest on account of such Rent payment being overdue in the manner set forth in the next two sentences. If Indenture Trustee shall thereafter receive such payment of Rent or such interest, Indenture Trustee shall, notwithstanding the requirements of
Section 3.1 hereof, on the date such payment is received by Indenture Trustee, remit such payment of Rent (to the extent of the payment made by Owner Trustee pursuant to this Section 4.3) and such interest to Owner Trustee in reimbursement for the funds so advanced by it, provided that if (A) any Indenture Default or Indenture Event of Default hereunder shall have occurred and be continuing or
(B) any payment of principal, interest, or premium, if any, on any Note then shall be overdue, such payment shall not be remitted to Owner Trustee but shall be held by Indenture Trustee as security for the obligations secured hereby and distributed in accordance with Section 3.1 hereof. Owner Trustee shall not attempt to recover any amount paid by it on behalf of Lessee pursuant to this Section 4.3 except by demanding of Lessee payment of such amount or by commencing an action against Lessee for the payment of such amount, and except where an Indenture Event of Default (other than a Lease Event of Default) has occurred and is continuing, Owner Trustee shall be entitled to receive the amount of such payment and the costs and expenses incurred in connection with such payments and performance thereof together with interest thereon from Lessee (but neither Owner Trustee nor Owner Participant shall have any right to collect such amounts by exercise of any of the remedies under Article 15 of the Lease) or, if paid by Lessee to Indenture Trustee, from Indenture Trustee.

     (d) Until the expiration of the period during which Owner Trustee or Owner Participant shall be entitled to exercise rights under paragraph (a) or
(b) of this Section 4.3 with respect to any failure by Lessee referred to therein, neither Indenture Trustee nor any Noteholder shall take or commence any action it would otherwise be entitled to take or commence as a result of such failure by Lessee, whether under this Article 4 or Article 15 of the Lease or otherwise.

     (e) Each Noteholder agrees, by acceptance thereof, that if (i) the Notes have been accelerated pursuant to Section 4.2(a) and such acceleration has not theretofore been rescinded, (ii) no Indenture Event of Default of the nature described in any of clauses (b) through (f) of Section 4.1 hereof shall have occurred and be continuing and (iii) Owner Trustee, within twenty
(20) days after receiving notice from Indenture Trustee pursuant to Section 4.2(a) hereof, shall give written notice to Indenture Trustee of Owner Trustee's intention to purchase all of the Notes in accordance with this paragraph, accompanied by assurances reasonably satisfactory to Indenture Trustee of Owner Trustee's ability to purchase the Notes, then, upon receipt within ten (10) Business Days after such notice from Owner Trustee of an amount equal to the sum of (x) the aggregate unpaid principal amount of and any premium with respect to any unpaid Notes then held by such Noteholder, together with accrued but unpaid interest thereon to the date of such receipt (as well as any interest on overdue principal and, to the extent permitted by law, interest), plus (y) the aggregate amount, if any, of all sums which, if
Section 3.3 were then applicable, such Noteholder would be entitled to be paid before any payments were to be made to Owner Trustee, such Noteholder will forthwith sell, assign, transfer and convey to Owner Trustee (without recourse or warranty of any kind other than of title to the Notes so conveyed) all of the right, title and interest of such Noteholder in and to the Indenture Estate, this Indenture, all Notes held by such Noteholder and the Participation Agreement, and Owner Trustee shall thereupon assume all such Noteholder's rights and obligations in such documents; provided, that no such holder shall be required to so convey unless (1) Owner Trustee shall have simultaneously tendered payment on all other Notes issued by Owner Trustee at the time outstanding pursuant to this paragraph and (2) such conveyance is not in violation of anyApplicable Law. All charges and expenses required to be paid in connection with the issuance of any new Note or Notes in connection with this paragraph shall be borne by Owner Trustee.

     (f) Each Noteholder further agrees by its acceptance thereof that, in the event of a Lease Event of Default, Owner Trustee shall have the right, pursuant to the Lease, to terminate the Lease and, in connection therewith, to arrange for the substitution of another party as lessee under a new lease substantially similar to the Lease and, subject to: (i) any Indenture Event of Default having been cured by Owner Trustee in accordance with paragraph
(a) or (b) of this Section 4.3, (ii) such substituted lessee's assuming all of the obligations under the Lease and (iii) such substituted lessee's being a Co-Owner or being another Person having an assigned credit rating by Standard & Poor's Ratings Group and Moody's Investors Service, Inc. (or, if either of such organizations shall not rate securities issued by such substituted lessee, by any other nationally recognized rating organization in the United States of America) equal to the ratings assigned by such organizations to bonds outstanding under the Oglethorpe Indenture as of the date of this Indenture, then the Lease between Owner Trustee and such substituted lessee shall, for all purposes under this Indenture, be deemed to be the Lease subject to the Lien of this Indenture; provided that an irrevocable commitment of any Co-Owner or Person, described in clause (iii) above to assume all obligations under the Lease shall have been obtained within two months of the date of occurrence of a Lease Event of Default and such substituted lessee's assumption shall have occurred within six months thereafter.

     SECTION 4.4 Rescission of Acceleration. If at any time after the outstanding principal amount of the Notes shall have become due and payable by acceleration pursuant to Section 4.2 hereof, (a) all amounts of principal, premium, if any, and interest which are then due and payable in respect of all the Notes otherwise than pursuant to Section 4.2 hereof shall have been paid in full, together with interest on all such overdue principal and (to the extent permitted by Applicable Law) overdue interest at the rate or rates specified in the Notes, and an amount sufficient to cover all costs and expenses of collection incurred by or on behalf of the holders of the Notes (including, without limitation, counsel fees and expenses and all expenses and reasonable compensation of Indenture Trustee) and (b) every other Indenture Event of Default shall have been remedied, then a Majority in Interest of Noteholders may, by written notice or notices to Owner Trustee, Indenture Trustee and Lessee, rescind and annul such acceleration and any related declaration of default under the Lease and their respective consequences, but no such rescission and annulment shall extend to or affect any subsequent Indenture Event of Default or impair any right consequent thereon, and no such rescission and annulment shall require any Noteholder to repay any principal or interest actually paid as a result of such acceleration.

     SECTION 4.5 Return of Indenture Estate, Etc. (a) If at any time Indenture Trustee has the right to take possession of the Indenture Estate pursuant to Section 4.2 hereof, at the request of Indenture Trustee, Owner Trustee promptly shall (i) execute and deliver to Indenture Trustee such instruments of title and other documents and (ii) make all such demands and give all such notices as are permitted by the terms of the Lease to be made or given by Owner Trustee upon the occurrence and continuance of a Lease Default or a Lease Event of Default, in each case as Indenture Trustee may deem necessary or advisable to enable Indenture Trustee or an agent or representative designated by Indenture Trustee, at such time or times and place or places as Indenture Trustee may specify, to obtain possession of all or any part of the Indenture Estate the possession of which Indenture Trustee shall at the time be entitled to hereunder. If Owner Trustee shall for any reason fail to execute and deliver such instruments and documents after such request by Indenture Trustee, Indenture Trustee may (i) obtain a judgment conferring on Indenture Trustee the right to immediate possession and requiring Owner

Trustee to execute and deliver such instruments and documents to Indenture Trustee, to the entry of which judgment Owner Trustee hereby specifically consents, and (ii) pursue all or any part of the Indenture Estate wherever it may be found and enter any of the premises wherever all or part of the Indenture Estate may be or is supposed to be and search for all or part of the Indenture Estate and take possession of and remove all or part of the, Indenture Estate.

     (b) Upon every such taking of possession, Indenture Trustee may, from time to time, as a charge against Proceeds of the Indenture Estate, make all such expenditures with respect to the Indenture Estate as it may deem proper. In each such case, Indenture Trustee shall have the right to deal with the Indenture Estate and to carry on the business and exercise all rights and powers of Owner Trustee relating to the Indenture Estate, as Indenture Trustee shall deem best and that are permitted by the Ownership Agreement, the Operating Agreement and the Co-Owners' Consent, and, Indenture Trustee shall be entitled to collect and receive all rents (including Rent), revenues, issues, income, products and profits of the Indenture Estate and every part thereof (without prejudice to the right of Indenture Trustee under any provision of this Indenture to collect and receive cash held by, or required to be deposited with, Indenture Trustee hereunder) and to apply the same to the management of or otherwise dealing with the Indenture Estate and of conducting the business thereof, and of all expenditures with respect to the Indenture Estate and the making of all payments which Indenture Trustee may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Indenture Estate or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of Owner Trustee and Lessee relating to the Indenture Estate and the Operative Documents), or under any provision of, this Indenture, as well as just and reasonable compensation for the services of Indenture Trustee and of all Persons properly engaged and employed by Indenture Trustee.

     SECTION 4.6 Power of Sale and Other Remedies. In addition to all other remedies provided for herein if an Indenture Event of Default shall have occurred and be continuing, Indenture Trustee, at Indenture Trustee's option, may sell the Indenture Estate or any part of the Indenture Estate at public sale or sales before the door of the courthouse of the county in which the Indenture Estate or any part of the Indenture Estate is situated, to the highest bidder for cash, in order to pay the Secured Indebtedness, and all impositions, if any, with accrued interest thereon, and all expenses of the sale and of all proceedings in connection therewith, including reasonable attorney's fees, if incurred, after advertising the time, place and terms of sale once a week for four (4) weeks immediately preceding such sale (but without regard to the number of days) in a newspaper in which sheriff's sales are advertised in said county. At any such public sale, Indenture Trustee may execute and deliver to the purchaser a conveyance of the Indenture Estate or any part of the Indenture Estate in fee simple, and to this end, Owner Trustee hereby constitutes and appoints Indenture Trustee the agent and attorney in fact of Owner Trustee to make such sale and conveyance, and thereby to divest Owner Trustee of all right, title or equity that Owner Trustee may have in and to the Indenture Estate and to vest the same in the purchaser or purchasers at such sale or sales, and all the acts and doings of said agent and attorney in fact are hereby ratified and confirmed and any recitals in said conveyance or conveyances as to facts essential to a valid sale shall be binding upon Owner Trustee. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, are granted as cumulative of the other remedies provided hereby or by law for collection of the Secured Indebtedness and shall not be exhausted by one exercise thereof but may be exercised until full payment of the Secured Indebtedness. Further, if an Indenture Event of Defalt shall have occurred and be continuing, Indenture Trustee may, in addition to and not in abrogation of other rights and remedies provided in this Article, either with or without entry or taking possession as herein provided or otherwise, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (i) to enforce payment of the Notes or the performance of any term, covenant, condition of agreement of this Indenture or any other right, and (ii) to pursue any other remedy available to it, all as Indenture Trustee shall determine most effectual for such purposes. Upon any foreclosure sale, Indenture Trustee may bid for and purchase the Indenture Estate and shall be entitled to apply all or any part of the Secured Indebtedness as a credit to the purchase price. In the event of a foreclosure sale of the Indenture Estate, the proceeds of said sale shall be applied, as provided in Section 3.3 hereof. In the event of any such foreclosure sale by Indenture Trustee, Owner Trustee shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over. Indenture Trustee, at Indenture Trustee's option, is authorized to foreclose this Indenture subject to the rights of any tenants of the Indenture Estate, and the failure to make any such tenants parties to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted to be by Owner Trustee, a defense to any proceedings instituted by Indenture Trustee to collect the Secured Indebtedness.

     In addition, as part of the consideration for the Secured Indebtedness, Owner Trustee has absolutely and unconditionally assigned and transferred to Indenture Trustee the Revenues, including those now due, past due or to become due by virtue of any lease or other agreement for the occupancy or use of all or any part of the Indenture Estate. Owner Trustee hereby authorizes Indenture Trustee or Indenture Trustee's agents to collect the Revenues and hereby directs such tenants of the Indenture Estate to pay the Revenues to Indenture Trustee or Indenture Trustee's agents; provided, however, that prior to written notice given by Indenture Trustee to Owner Trustee of any Indenture Event of Default by Owner Trustee, Owner Trustee shall collect and receive the Revenues as trustee for the benefit of Indenture Trustee and Owner Trustee, to apply the Revenues so collected to the Secured Indebtedness with the balance, so long as no Indenture Event of Default has occurred, to the account of Owner Trustee. Owner Trustee agrees that each tenant of the Indenture Estate shall pay the Revenues to Indenture Trustee or Indenture Trustee's agents on Indenture Trustee's written demand therefor without any liability on the part of said tenant to inquire further as to the existence of an Indenture Event of Default.

     SECTION 4.7 Appointment of Receiver. If the outstanding principal amount of the Notes shall have been declared due and payable pursuant to
Section 4.2 hereof, as a matter of right, Indenture Trustee shall be entitled to the appointment of a receiver (who may be Indenture Trustee or any successor or nominee thereof) for all or any part of the Indenture Estate, whether such receivership be incidental to a proposed sale of the Indenture Estate or the taking of possession thereof or otherwise, and Owner Trustee hereby consents to the appointment of such a receiver and will not oppose any such appointment. Any receiver appointed for all or any part of the Indenture Estate shall be entitled to exercise all the rights and powers with respect to Indenture Estate to the extent instructed to do so by Indenture Trustee.

     SECTION 4.8 Remedies Cumulative. Each and every right, power and remedy herein specifically given to Indenture Trustee or otherwise in this Indenture shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Indenture Trustee, and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by Indenture Trustee in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of Owner Participant, Owner Trustee or Lessee or to be an acquiescence therein.

     SECTION 4.9 Waiver of Various Rights by Owner Trustee. Owner Trustee hereby waives and agrees, to the extent permitted by Applicable Law, that it will never seek or derive any benefit or advantage from any of the following, whether now existing or hereafter in effect, in connection with any proceeding under or in respect of this Indenture:

     (a) any stay, extension, moratorium or other similar law;

     (b) any law providing for the valuation of or appraisal of any portion of the Indenture Estate in connection with a sale thereof; or

     (c) any right to have any portion of the Indenture Estate or other security for the Notes marshaled.

     Owner Trustee covenants not to hinder, delay or impede the exercise of any right or remedy under or in respect of this Indenture excepted as permitted by Section 4.3 hereof, and agrees, to the extent permitted by Applicable Law, to suffer and permit its exercise as though no laws or rights of the character listed above were in effect.

     SECTION 4.10 Discontinuance of Proceedings. In case Indenture Trustee or any Noteholder shall have proceeded to enforce any right, power or remedy under this Indenture by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to Indenture Trustee or the Noteholder, then and in every such case Owner Trustee, Indenture Trustee and Lessee shall be restored to their former positions and rights hereunder with respect to the Indenture Estate, and all rights, remedies and powers of Indenture Trustee or the Noteholder shall continue as if no such proceedings had taken place.

     SECTION 4.11 No Action Contrary to Lessee's Rights Under the Lease. Notwithstanding any other provision of any of the Operative Documents, so long as the Lease shall not have been declared in default, Indenture Trustee shall not take or cause to be taken any action contrary to Lessee's rights, including its rights, as between Lessee and Lessor and Owner Participant and any Person claiming by or through Lessor or Owner Participant, to quiet use and possession or the Undivided Interest and the other Leased Assets.

     SECTION 4.12 Right of Indenture Trustee to Perform Covenants, Etc. If Owner Trustee shall fail to make any payment or perform any act required to be made or performed by it hereunder or under the Lease, the Supporting Assets Lease, the Supporting Assets Sublease, the

Co-Owners' Consent or the Participation Agreement, or if Owner Trustee, Bank or Georgia Bank shall fail to release any Lien affecting the Indenture Estate which it is required to release by the terms of this Indenture or the Participation Agreement or the Trust Agreement, Indenture Trustee, without notice to or demand upon Owner Trustee, Bank or Georgia Bank and without waiving or releasing any obligation or defaults may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Indenture Estate and may take all such action with respect thereto (including entering upon Unit 2 or any part thereof, to the extent, of the Undivided Interest and Lessor's Share, for such purpose) as, in Indenture Trustee's opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction. All sums so paid by Indenture Trustee and all costs and expenses (including, without limitation, legal fees and expenses) so incurred, together with interest thereon from the date of payment or incurrence, shall constitute additional indebtedness secured by this Indenture and shall be paid from the Indenture Estate to Indenture Trustee on demand. Indenture Trustee shall not be liable for any damages resulting from any such payment or action unless such damages shall be a consequence of willful misconduct or gross negligence on the part of Indenture Trustee.

     SECTION 4.13 Further Assurances. Owner Trustee covenants and agrees from time to time to do all such acts and execute all such instruments of further assurance as shall be reasonably requested by Indenture Trustee for the purpose of fully carrying out and effectuating this Indenture and the intent hereof.

     SECTION 4.14 Waiver of Past Defaults. Any past Indenture Default or Indenture Event of Default and its consequences may be waived by Indenture Trustee, except an Indenture Default or an Indenture Event of Default (i) in the payment of the principal of, premium, if any, and or interest on any Note, subject to the provisions of Sections 5.1 and 8.1 hereof, or (ii) in respect of a covenant or provision hereof which, under Section 8.2 hereof, cannot be modified or amended without the consent of each Noteholder. Upon any such waiver and subject to the terms of such waiver, such Indenture Default or Indenture Event of Default shall cease to exist, and any other Indenture Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Indenture Default or Indenture Event of Default or impair any right consequent thereon.

                                      ARTICLE 5
                         DUTIES OF INDENTURE TRUSTEE; CERTAIN
                          RIGHTS AND DUTIES OF OWNER TRUSTEE

     SECTION 5.1 Action Upon Event of Loss, Indenture Default or Indenture Event of Default. In the event Owner Trustee shall have actual knowledge of an Indenture Default, Indenture Event of Default or Event of Loss, Owner Trustee shall give prompt written notice thereof to Owner Participant, Lessee and Indenture Trustee. In the event Indenture Trustee shall have actual knowledge of an Indenture Default, Indenture Event of Default or Event of Loss, Indenture Trustee shall give prompt written notice thereof to Owner Participant, Owner Trustee, Lessee and each Noteholder. Subject to the terms of Article 4 and Sections 5.4, 5.5 and 5.6 hereof, (a) Indenture Trustee shall take such action (including the waiver of past Indenture Defaults and Indenture Event of Defaults in accordance with Section 4.14 hereof), or refrain from taking such action, with respect to any such Indenture Default, Indenture Event of Default or Event of Loss as Indenture Trustee shall be instructed by instructions of Majority in Interest of Noteholders, (b) if Indenture Trustee shall not have received instructions as above provided within twenty (20) days after mailing by Indenture Trustee of notice of such Indenture Default or Event of Loss to the Persons referred to above, Indenture Trustee may, subject to instructions thereafter received pursuant to the preceding sentence, take such action, or refrain from taking such action, but shall be under no duty to take or refrain from taking any action, with respect to such Indenture Default or Event of Loss as it shall determine advisable in the best interests of the Noteholders and (c) in the event that an Indenture Event of Default shall have occurred Indenture Trustee in its discretion may, or upon receipt of instructions of Majority in Interest of Noteholders shall, by written notice to Owner Trustee, declare the unpaid principal amount of all Notes with premium, if any, accrued interest thereon to be immediately due and payable, upon which declaration such principal amount and such accrued interest shall immediately become due and payable without further act or notice of any kind. For all purposes of this Indenture, in the absence of actual knowledge, neither Owner Trustee nor Indenture Trustee shall be deemed to have knowledge of an Indenture Default, Indenture Event of Default or Event of Loss except that Indenture Trustee shall be deemed to have knowledge of the failure of Lessee to pay any installment of Basic Rent within ten (10) Business Days after the same shall become due. For purposes of this Section 5.1, neither Owner Trustee nor Indenture Trustee shall be deemed to have actual knowledge of any Indenture Default, Indenture Event of Default or Event of Loss, unless it shall have received notice thereof pursuant to Section 9.4 hereof or such Indenture Default, Indenture Event of Default or Event of Loss shall actually be known, in the case of Owner Trustee, by an officer in the Equipment Leasing Administration department of Bank or by an officer in the Corporate Trust Department of Georgia Bank, or in the case of Indenture Trustee, by an officer in the corporate trust division of Indenture Trustee.

     SECTION 5.2 Actions Upon Instructions Generally. Subject to the terms of Sections 5.1, 5.4, 5.5 and 5.6 hereof, upon written instructions at any time and from time to time of a Majority in Interest of Noteholders, Indenture Trustee shall take such of the following actions as may be specified in such instructions: (a) give such notice, direction or consent or exercise such right, remedy or power or take such action hereunder or under any Assigned Document, or in respect of any part of or all the Indenture Estate, as it shall be entitled to take and as shall be specified in such instructions; (b) take such action with respect to or to preserve or protect the Indenture Estate (including the discharge of Liens) as it shall be entitled to take and as shall be specified in such instructions; and (c) waive, consent to, approve (as satisfactory to it) or disapprove all matters required by the terms of any Operative Document to be satisfactory to Indenture Trustee, it being understood that without such written instructions Indenture Trustee shall not waive, consent or approve any such matter as satisfactory to it. Upon written instructions from a Majority in Interest of Noteholders, Indenture Trustee shall execute and file or cause to be executed and filed any instrument or document relating to the security title, Lien, security interest and assignment granted by Owner Trustee herein as may be necessary to protect and preserve the security title, Lien, security interest or assignment created by or pursuant to this Indenture, to the extent otherwise entitled to do so and as shall be specified in such instructions.

   SECTION 5.3 Action Upon Payment of Notes or Termination of Lease. Subject to the terms of Section 5.4 hereof, upon payment in full of the principal of and interest on all Notes then outstanding and all other amounts then due all Noteholders hereunder, and all other sums secured hereby or otherwise required to be paid hereunder, under the Participation Agreement and under the Lease, Indenture Trustee shall execute and deliver to, or as directed in writing by, Owner Trustee an appropriate instrument in due form for recording, releasing the Indenture Estate from the Lien of this Indenture. Nothing in this Section 5.3 shall be deemed to expand the instances in which Owner Trustee is entitled to prepay the Notes.

     SECTION 5.4    Compensation of Indenture Trustee; Indemnification.

     (a) Owner Trustee will from time to time, on demand, pay to Indenture Trustee such compensation for its services hereunder as shall be agreed to by Owner Trustee and Indenture Trustee, or, in the absence of agreement, reasonable compensation for such services (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and Indenture Trustee agrees that it shall have no right against the Noteholders or, except as provided in Article 3 and Section 4.2 hereof or this Article 5, the Indenture Estate, for any fee as compensation for its services hereunder.

     (b) Indenture Trustee shall not be required to take any action or refrain from taking any action under Article 4 or Section 5.1 (other than the second sentence thereof), 5.2 or 9.1 hereof unless it shall have been indemnified in manner and form satisfactory to Indenture Trustee. Indenture Trustee shall not be required to take any action under Article 4 or Section 5.1, 5.2, 5.3 or 9.1 hereof, nor shall any other provision of this Indenture be deemed to impose a duty on Indenture Trustee to take any action, if it shall have been advised by counsel (who shall not be an employee of Indenture Trustee) that such action is contrary to the terms hereof or is otherwise contrary to Applicable Law or (unless it shall have been indemnified in manner and form satisfactory to Indenture Trustee) may result in personal liability to Indenture Trustee.

     SECTION 5.5 No Duties Except as Specified; No Action Except Under Lease, Indenture or Instructions. Indenture Trustee shall not have any duty or obligation to and shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Indenture Estate or otherwise take or refrain from taking any action under or in connection with this Indenture or the other Assigned Documents except as expressly provided by the terms of this Indenture or as expressly provided in written instructions from a Majority in Interest of Noteholders in accordance with Section 5.1 or 5.2 hereof; and no implied duties or obligations shall be read into this Indenture against Indenture Trustee. Indenture Trustee nevertheless agrees that it will, in its individual capacity and at its own cost and expense (and without any right of indemnity in respect of such cost or expense), promptly take such action as may be necessary duly to discharge all Liens on any part of the Indenture Estate which result from acts by or claims against it arising out of events or conditions not related to its rights in the Indenture Estate or the administration of the Indenture Estate or the transactions contemplated hereby.

     SECTION 5.6 Certain Rights of Owner Trustee. Notwithstanding any other provision of this Indenture:

     (a) Owner Trustee shall at all times, to the exclusion of Indenture Trustee, (i) retain all rights to demand and receive payment of, and to commence an action for payment of, Excepted Payments but Owner Trustee shall have no remedy or right with respect to any such payment against the Indenture Estate nor any right to collect any such payment by the exercise of any of the remedies under Section 15 of the Lease; (ii) retain all rights with respect to insurance that Article 12 of the Lease specifically confers upon Lessor;
(iii) retain all rights to adjust Basic Rent, Stipulated Loss Value and Termination Value as provided in Article 8 of the Participation Agreement or the Tax Indemnification Agreement; provided, however, that after giving effect to any such adjustment (x) the amount of Basic Rent payable on each Basic Rent Payment Date shall be at least equal to the aggregate amount of all principal, premium, if any, and accrued interest payable on such Basic Rent Payment Date on all Notes then outstanding and (y) Stipulated Loss Value and Termination Value shall in no event be less (when added to all other amounts required to be paid by Lessee under the Lease in respect of any Event of Loss or purchase of the Undivided Interest) than an amount sufficient, as of the date of payment, to pay in full the principal of, premium, if any, and interest on all Notes outstanding on and as of such date of payment; and (iv) except in connection with the exercise of remedies pursuant to the Lease, retain all rights to exercise Owner Trustee's rights relating to the Appraisal Procedure and to confer and agree with Lessee on Fair Market Sales Value, Fair Market Rental Value, or any Renewal Term;

     (b) Owner Trustee shall have the right, but not to the exclusion of Indenture Trustee, (i) to receive from Lessee all notices, certificates, opinions of counsel and other documents and all information that Lessee is permitted or required to give or furnish to Owner Trustee, Owner Participant or Lessor, as the case may be, pursuant to the Lease or any other Operative Document; (ii) to inspect the Facility and the records relating to Unit 2 and the Common Facilities pursuant to Section 10.5 of the Lease; (iii) to provide such insurance as may be permitted by Article 12 of the Lease; and (iv) to perform for Lessee as provided in Article 17 of the Lease;

     (c) So long as the Notes have not been accelerated pursuant to Section 4.2(a) hereof (or, if accelerated, such acceleration has theretofore been rescinded) or Indenture Trustee shall not have exercised any of its rights pursuant to Article 4 hereof to take possession of, foreclose, sell or otherwise take control of all or any part of the Indenture Estate, Owner Trustee shall retain the right to the exclusion of Indenture Trustee to exercise the rights of Lessor under, and to determine compliance by Lessee with, the provisions of Articles 4, 5, 6 and 7 of the Lease and Sections 10.2 and 11.1 (solely in circumstances resulting from the occurrence of an Event of Loss described in clause (e) of the definition thereof) of the Lease provided, however, that if an Indenture Event of Default shall have occurred and be continuing, Owner Trustee shall cease to retain such rights upon notice from Indenture Trustee stating that such rights shall no longer be retained by Owner Trustee;

     (d) Except as otherwise provided in this Section 5.6, so long as the Notes have not been accelerated pursuant to Section 4.2(a) hereof (or, if accelerated, such acceleration has theretofore been rescinded) or Indenture Trustee shall not have exercised any of its rights pursuant to Article 4 hereof to take possession of, foreclose, sell or otherwise take control of all or any part of the Indenture Estate, Owner Trustee shall have the right to be exercised jointly with Indenture Trustee (i) to exercise the rights with respect to Lessee's use and operation, modification or maintenance of the Facility which the Ownership Agreement and Operating Agreement specifically confer upon Lessor, (ii) to exercise Lessor's right under Article 13 of the Lease to withhold or grant its consent to an assignment by Lessee of its rights under the Lease, (iii) to exercise the rights of Lessor under, and to determine compliance by Lessee with the provisions of the Support Agreements and (iv) to exercise the rights of Lessor under
Section 10.4 of the Lease; provided, however, that if an Indenture Event of Default shall have occurred and be continuing, Owner Trustee shall cease to exercise such rights under this clause (iv) upon notice from Indenture Trustee stating that such rights shall no longer be retained by Owner Trustee; provided further, however, that (A) Owner Trustee shall have no right to receive any Rent or other payments other than Excepted Payments payable to Owner Trustee, Owner Participant, Bank or Georgia Bank, (B) no determination by Owner Trustee or Indenture Trustee that Lessee is in compliance with the provisions of any such Assigned Document shall be binding upon or otherwise affect the rights hereunder of Indenture Trustee or any Noteholder on the one hand or Owner Trustee or Owner Participant on the other hand, and (C) Owner Trustee shall not have the right to exercise any remedies pursuant to Section 15 of the Lease; and

     (e) Nothing in this Indenture shall give to, or create in, or otherwise provide the benefit of to, Indenture Trustee, any rights of Owner Participant under or pursuant to the Tax Indemnification Agreement or any other Assigned Document and nothing in this Section 5.6 or elsewhere in this Indenture shall give to Owner Trustee the right to exercise any rights specifically given to Indenture Trustee pursuant to any Assigned Document;

but nothing in clauses (a) through (e) above shall deprive Indenture Trustee of the exclusive right, so long as this Indenture shall be in effect, to declare the Lease to be in default under Article 15 thereof and thereafter to exercise the remedies provided therein.

     SECTION 5.7 Restrictions on Dealing with Indenture Estate. Except as provided in the Operative Documents, but subject to the terms of this Indenture, Owner Trustee shall not use, operate, store, lease, control, manage, sell, dispose of or otherwise deal with the Undivided Interest, Unit 2, any part of Unit 2 or any other part of the Indenture Estate.

     SECTION 5.8 Filing of Financing Statements and Continuation Statements. Pursuant to Section 5.5(s) of the Participation Agreement, Lessee has covenanted to maintain the priority of the Lien of this Indenture on the Indenture Estate. Indenture Trustee shall, at the request and expense of Lessee, as provided in the Participation Agreement, execute and deliver to Lessee and Lessee will file, if not already filed, such financing statements or other documents and such continuation statements or other documents with respect to financing statements or other documents previously filed relating to the Lien created by this Indenture in the Indenture Estate as may be supplied to Indenture Trustee by Lessee. At any time and from time to time, upon the request of Lessee or Indenture Trustee, at the expense of Lessee (and upon receipt of the form of document so to be executed), Owner Trustee shall promptly and duly execute and deliver any and all such further instruments and documents as Lessee or Indenture Trustee may request in obtaining the full benefits of the security interest and assignment created or intended to be created hereby and of the rights and powers herein granted. Upon the reasonable instructions (which instructions shall be accompanied by the form of document to be filed) at any time and from time to time of Lessee or Indenture Trustee, Owner Trustee shall execute and file any financing statement (and any continuation statement with respect to any such financing statement), and any other document relating to the security interest and assignment created by this Indenture as may be specified in such instructions. In addition, Indenture Trustee and Owner Trustee will execute such continuation statements with respect to financing statements and other documents relating to the Lien created by this Indenture in the Indenture Estate as may be specified from time to time in written instructions of any Noteholder (which instructions may, by their terms, be operative only at a future date and which shall be accompanied by the form of such continuation statement or other document so tobe filed). Except as otherwise herein expressly provided, neither Indenture Trustee nor Owner Trustee shall have responsibility for the protection, perfection or preservation of the Lien created by this Indenture.

                                      ARTICLE 6
                         INDENTURE TRUSTEE AND OWNER TRUSTEE

     SECTION 6.1 Acceptance of Trusts and Duties. Indenture Trustee accepts the trusts hereby created and applicable to it and agrees to perform the same but only upon the terms of this Indenture, and agrees to receive and disburse all moneys constituting part of the Indenture Estate in accordance with the provisions hereof. Indenture Trustee shall not be liable under any circumstances, except (a) for its own gross negligence or willful misconduct,
(b) in the case of the inaccuracy of any representation or warranty contained in
Section 5.4 of the Participation Agreement or in Section 6.3(b) hereof, or (c) for the performance of its obligations under the last sentence of Section 5.5 hereof or in Section 5.4 of the Participation Agreement; and Indenture Trustee shall not be liable for any action or inaction of Owner Trustee. If any Indenture Event of Default shall have occurred and be continuing, Indenture Trustee shall, subject to the provisions of Articles 4 and 5 hereof, exercise such of the rights and remedies vested in it by this Indenture and shall at all times use the same degree of care in their exercise as a prudent man would exercise or use in the circumstances in the conduct of his own affairs.

     SECTION 6.2 Absence of Certain Duties. Except in accordance with written instructions furnished pursuant to Section 5.1 or 5.2 hereof and except as provided in Section 5.5 and 5.8 hereof, Indenture Trustee shall have no duty
(a) to see to any registration, recording or filing of any Operative Document (or any financing or continuation statements in respect thereto) or to see to the maintenance of any such registration, recording or filing, (b) to see to any insurance on the Facility or Unit 2 or the Undivided Interest or the Common Facilities or to effect or maintain any such insurance, (c) except as otherwise provided in Section 5.5 hereof or in Section 5.4 of the Participation Agreement, to see to the payment or discharge of any Tax or any Lien of any kind owing with respect to, or assessed or levied against, any part of the Indenture Estate, (d) to confirm or verify the contents of any report, notice, request, demand, certificate, financial statement or other instrument of Lessee or (e) to inspect the Facility or Unit 2 or the Common Facilities at any time or ascertain or inquire as to the performance or observance of any of Lessee's covenants with respect to the Facility or Unit 2 or the Common Facilities. Notwithstanding the foregoing, Indenture Trustee shall furnish to each Noteholder and to Owner Trustee and Owner Participant promptly upon receipt thereof duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to Indenture Trustee hereunder or under any of the Operative Documents unless Indenture Trustee shall reasonably believe that each such Noteholder, Owner Trustee and Owner Participant shall have received copies thereof.

     SECTION 6.3    Representations, Warranties and Covenants.

     (a) Owner Trustee hereby covenants and agrees that it will duly and punctually pay the principal of, and premium, if any, and interest on, the Notes in accordance with the terms thereof and this Indenture. Owner Trustee represents and warrants that it has not assigned or pledged, and hereby covenants that it will not assign or pledge, so long as this Indenture shall remain in effect, any of its estate, right, title or interest subject to this Indenture, to anyone other than to an additional or successor trustee under the Trust Agreement or to Indenture Trustee. Subject to
Section 5.6 hereof, Owner Trustee further covenants that it will not, except with the prior written consent of Indenture Trustee or as expressly provided in or permitted by this Indenture or with respect to any property not constituting part of the Indenture Estate, (i) exercise any election or option, or make any decision or determination, or give any notice, consent, waiver or approval, or take any other action, under or in respect of any Assigned Document, (ii) accept and retain any payment from, or settle or compromise any claim against, Lessee under any Assigned Document in violation of Section 3.9 hereof, (iii) submit or consent to the submission to arbitration of any dispute, difference or other matter arising under or in respect of any Assigned Document, or (iv) take any action, which would result in an alteration or impairment of any Note or any Assigned Document (except in respect of Excepted Payments) or any of the rights or security created or effected thereby. A signed copy of any amendment or supplement to the Trust Agreement shall be delivered by Owner Trustee, Indenture Trustee and Lessee. This Indenture and the Indenture Estate shall not be affected by any action taken under or in respect of the Trust Agreement except as otherwise provided or permitted by this Indenture.

     (b) NEITHER OWNER TRUSTEE NOR INDENTURE TRUSTEE MAKES, NOR SHALL BE DEEMED TO HAVE MADE (i) ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, VALUE, COMPLIANCE WITH PLANS OR SPECIFICATIONS, QUALITY, DURABILITY, SUITABILITY, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OR FOR ANY PARTICULAR PURPOSE OF THE FACILITY OR ANY PART THEREOF, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE UNDIVIDED INTEREST OR THE RETAINED ASSETS INTEREST OR THE UNIT 2 SITE INTEREST OR THE GLOBAL COMMON FACILITIES INTEREST OR THE LOCAL COMMON FACILITIES INTEREST OR ANY OTHER PART OF THE INDENTURE ESTATE, except that Owner Trustee represents and warrants that on the Closing Date it shall have received whatever title or interest to the Undivided Interest and the Unit 2 Site Interest and the Global Common Facilities Interest and the Local Common Facilities Interest and the Retained Assets Interest as was conveyed to it by Lessee and that on the Closing Date the Undivided Interest shall be free of Lessor's Liens and Owner Participant's Liens or (ii) any representation or warranty as to the validity, legality or enforceability of this Indenture, the Notes or any of the other Operative Documents, or as to the correctness of any statement contained in any thereof, except that each of Owner Trustee and Indenture Trustee represents and warrants that this Indenture and the Participation Agreement have been, and, in the case of Owner Trustee, the other Operative Documents to which it is or is to become a party have been or will be, executed and delivered by one of its officers who is and will be duly authorized to execute and deliver such document on its behalf.

     SECTION 6.4 No Segregation of Moneys; No Interest. All moneys and securities deposited with and held by Indenture Trustee under this Indenture for the purpose of paying, or securing the payment of, the principal of or premium on or interest on the Notes shall be held in trust. Except as specifically provided herein or in the Lease, any moneys received by Indenture Trustee hereunder need not be segregated in any manner except to the extent required by the

Applicable Law and may be deposited under such general conditions as may be prescribed by Applicable Law, and neither Owner Trustee nor Indenture Trustee shall be liable for any interest thereon; provided, however, that any payments received or applied hereunder by Indenture Trustee shall be accounted for by Indenture Trustee so that any portion thereof paid or applied pursuant hereto shall be identifiable as to the source thereof.

     SECTION 6.5 Reliance; Agents; Advice of Experts. Indenture Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed to be genuine and believed to be signed by the proper party or parties. Indenture Trustee may accept in good faith a certified copy of a resolution of the Board of Directors of Lessee as conclusive evidence that such resolution has been duly adopted by such Board and that the same is in full force and effect. As to the amount of any payment to which any Noteholder is entitled pursuant to Clause "Third" of Section 3.2 or Section 3.3 hereof, and as to the amount of any payment to which any other Person is entitled pursuant to Section 3.5 or Section 3.7 hereof, Indenture Trustee for all purposes hereof may rely on an Officers' Certificate of such Noteholder or other Person, as the case may be. As to any fact or matter the manner of ascertainment of which is not specifically described herein, Indenture Trustee for all purposes hereof may rely on an Officers' Certificate of Owner Trustee or Lessee or a Noteholder as to such fact or matter, and such certificate shall constitute full protection to Indenture Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. In the administration of the trusts hereunder, Indenture Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may, at the expense of the Indenture Estate (but subject to the priorities of payment set forth in Article 3 hereof), consult with independent skilled Persons to be selected and retained by it (other than Persons regularly in its employ) as to matters within their particular competence, and Indenture Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion, within such Person's area of competence, of any such Person, so long as Indenture Trustee sall have exercised reasonable care in selecting such Person.

                                      ARTICLE 7
                  SUCCESSOR INDENTURE TRUSTEES AND SEPARATE TRUSTEES

     SECTION 7.1 Resignation or Removal of Indenture Trustee; Appointment of Successor.

     (a) Resignation or Removal. Indenture Trustee or any successor thereto may resign at any time with or without cause by giving at least thirty (30) days' prior written notice to Owner Trustee, Owner Participant, Lessee and each Noteholder, such resignation to be effective on the acceptance of appointment by the successor Indenture Trustee pursuant to the provisions of subsection (b) below. In addition, a Majority in Interest of Noteholders may at any time remove Indenture Trustee with or without cause by an instrument in writing delivered to Owner Trustee, Owner Participant and Indenture Trustee, and Owner Trustee shall give prompt written notification thereof to each Noteholder and Lessee. Such removal will be effective on the acceptance of appointment by the successor Indenture Trustee pursuant to the provisions of subsection (b) below. In the case of the resignation or removal of Indenture Trustee, a Majority in Interest of Noteholders may appoint a successor Indenture Trustee by an instrument signed by such holders. If a successor Indenture Trustee shall not have been appointed within thirty (30) days after such resignation or removal, Indenture Trustee or any Noteholder may apply to any court of competent jurisdiction to appoint a successor Indenture Trustee to act until such time, if any, as a successor shall have been appointed by a Majority in Interest of Noteholders as above provided. The successor Indenture Trustee so appointed by such court shall immediately and without further act be superseded by any successor Indenture Trustee appointed by a Majority in Interest of Noteholders as above provided.

     (b) Acceptance of Appointment. Any successor Indenture Trustee shall execute and deliver to predecessor Indenture Trustee, Owner Participant, Owner Trustee and all Noteholders an instrument accepting such appointment, and thereupon such successor Indenture Trustee, without further act, shall become vested with all the estates, properties, rights, powers and duties of the predecessor Indenture Trustee hereunder in the trusts hereunder applicable to it with like effect as if originally named Indenture Trustee herein; but nevertheless upon the written request of such successor Indenture Trustee or a Majority in Interest of Noteholders, such predecessor Indenture Trustee shall execute and deliver an instrument transferring to such successor Indenture Trustee, upon the trusts herein expressed applicable to it, all the estates, properties, rights and powers of such predecessor Indenture Trustee, and such predecessor Indenture Trustee shall duly assign, transfer deliver and pay over to such successor Indenture Trustee all moneys or other property then held by such predecessor Indenture Trustee hereunder. To the extent required by Applicable Law or upon request of successor Indenture Trustee, Owner Trustee shall execute any and all documents confirming the vesting of such estates, properties, rights and powers in successor Indenture Trustee.

     (c) Qualifications. Any successor Indenture Trustee, however appointed, shall be a trust company or bank with trust powers (i) which (A) has a combined capital and surplus of at least $100,000,000, or (B) is a direct or indirect subsidiary of a corporation which has a combined capital and surplus of at least $100,000,000 provided such corporation guarantees the performance of the obligations of such trust company or bank as Indenture Trustee, or (C) is a member of a bank holding company group having a combined capital and surplus of at least $100,000,000 providing the parent of such bank holding company group or a member which itself has a combined capital and surplus of at least $100,000,000 guarantees the performance obligations of such trust company or bank, and (ii) is willing, able and legally qualified to perform the duties of Indenture Trustee hereunder upon reasonable or customary terms. No successor Indenture Trustee, however appointed, shall become such if such appointment would result in the violation of any Applicable Law or create a conflict or relationship involving a conflict of interest under the Trust Indenture Act of 1939, as amended.

     (d) Merger, etc. Any corporation into which Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which Indenture Trustee shall be a party, or any corporation to which substantially all the corporate trust business of Indenture Trustee may be transferred, shall, subject to the terms of subsection (c) above, be Indenture Trustee under this Indenture without further act.

     SECTION 7.2    Appointment of Additional and Separate Trustees.

     (a) Appointment. Whenever (i) Indenture Trustee shall deem it necessary or prudent in order to conform to any law of any applicable jurisdiction or to make any claim or bring any suit with respect to or in connection with the Indenture Estate, this Indenture, the Lease, the Notes or any of the transactions contemplated by the Operative Documents, (ii) Indenture Trustee shall be advised by counsel, satisfactory to it, that it is so necessary or prudent in the interest of the Noteholders or (iii) a Majority in Interest of Noteholders deems it so necessary or prudent and shall have requested in writing Indenture Trustee to do so, then in any such case Indenture Trustee shall execute and deliver from time to time all instruments and agreements necessary or proper to constitute another bank or trust company or one or more Persons approved by Indenture Trustee either to act as additional trustee or trustees of all or any part of the Indenture Estate, jointly with Indenture Trustee, or to act as separate trustee or trustees of all or any part of the Indenture Estate, in any such case with such powers as may be provided in such instruments or agreements, and to vest in such bank, trust company or Person as such additional trustee or separate trustee, as the case may be, any property, title, right or power of Indenture Trustee deemed necessary or advisable by Indenture Trustee, subject to the remaining provisions of this Section 7.2. Owner Trustee hereby consents to all actions taken by Indenture Trustee under the provisions of this
Section 7.2 and agrees, upon Indenture Trustee's request, to join in and execute, acknowledge and deliver any or all such instruments or agreements; and Owner Trustee hereby makes, constitutes and appoints Indenture Trustee its agent and attorney-in-fact for it and in its name, place and stead to execute, acknowledge and deliver any such instrument or agreement in the event that Owner Trustee shall not itself execute and deliver the same within fifteen (15) days after receipt by it of such request so to do; provided, however, that Indenture Trustee shall exercise due care in selecting any additional or separate trustee if such additional or separate trustee shall not be a Person possessing trust powers under Applicable Law. If at any time Indenture Trustee shall deem it no longer necessary or prudent in order to conform to any such law or take any such action or shall be advised by such counsel that it is no longer so necessary or prudent in the interest of the Noteholders or in the event that Indenture Trustee shall have been requested to do so in writing by a Majority in Interest of Noteholders, Indenture Trustee shall execute and deliver all instruments and agreements necessary or proper to remove any additional trustee or separate trustee. In such connection, Indenture Trustee may act on behalf of Owner Trustee to the same extent as is provided above. Notwithstanding anything contained to the contrary in this Section 7.2(a), to the extent the laws of any jurisdiction preclude Indenture Trustee from taking any action hereunder either alone, jointly or through a separate trustee under the direction and control of Indenture Trustee, Owner Trustee, at the instruction of Indenture Trustee, shall appoint a separate trustee for such jurisdiction, which separate trustee shall have full power and authority to take all action hereunder as to matters relating to such jurisdiction without the consent of Indenture Trustee, but not subject to the same limitations in any exercise of his power and authority as those to which Indenture Trustee is subject.

     (b) Indenture Trustee as Agent. Any additional trustee or separate trustee at any time by an instrument in writing may constitute Indenture Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by Applicable Law, to do all acts and things and exercise all discretions which it is authorized or permitted to do or exercise, for and in its behalf and in its name. In case any such additional trustee or separate trustee shall become incapable of acting or cease to be such additional trustee or separate trustee the property, rights, powers, trusts, duties and obligations of such additional trustee or separate trustee, as the case may be, so far as permitted by Applicable Law, shall vest in and be exercised by Indenture Trustee, without the appointment of a new successor to such additional trustee or separate trustee, unless and until a successor is appointed in the manner hereinbefore provided.

     (c) Requests, etc. Any request, approval or consent in writing by Indenture Trustee to any additional trustee or separate trustee shall be sufficient warrant to such additional trustee or separate trustee, as the case may be, to take the requested, approved or consented to action.

     (d) Subject to Indenture, etc. Each additional trustee and separate trustee appointed pursuant to this Section 7.2 shall be subject to, and shall have the benefit of Articles 3 through 9 hereof insofar as they apply to Indenture Trustee. Notwithstanding any other provision of this Section 7.2, (i) the powers, duties, obligations and rights of any additional trustee or separate trustee appointed pursuant to this Section 7.2 shall not in any case exceed those of Indenture Trustee hereunder, (ii) all powers, duties, obligations and rights conferred upon Indenture Trustee in respect of the receipt, custody, investment and payment of moneys or the investment of moneys shall be exercised solely by Indenture Trustee and (iii) no power hereby given to, or exercisable as provided herein by, any such additional trustee or separate trustee shall be exercised hereunder by such additional trustee or separate trustee except jointly with, or with the consent of, Indenture Trustee.

                                      ARTICLE 8
                          SUPPLEMENTS AND AMENDMENTS TO THIS
                            INDENTURE AND OTHER DOCUMENTS

     SECTION 8.1 Supplemental Indenture and Other Amendment With Consent; Conditions and Limitations. At any time and from time to time, subject to
Section 11.3 of the Participation Agreement and Section 8.3 hereof, but only upon the written direction of a Majority in Interest of Noteholders and the consent of Owner Trustee, (a) Owner Trustee and Indenture Trustee shall execute an amendment or supplement hereto for the purpose of adding provisions to, or changing or eliminating provisions of, this Indenture as specified in such request, and (b) Owner Trustee and Indenture Trustee, as the case may be, shall enter into or consent to such written amendment of or supplement to any Assigned Document as each other party thereto may agree to and as may be specified in such request, or execute and deliver such written waiver or modification of or consent to the terms of any such agreement or document as may be specified in such request; provided, however, that without the consent of Owner Trustee and Noteholders representing one hundred percent (100%) of the outstanding principal amount of Notes, such percentage to be determined in the same manner as provided in the definition of the term "Majority in Interest of Noteholders," no such supplement to or amendment of this Indenture, the Trust Agreement or any Assigned Document, or waiver or modification of or consent to the terms hereof or thereof, shall (i) modify any of the provisions of Section 3.8, 8.1 or
Article 9 of the Lease, the definitions of the terms "Lease Default," "Lease Event of Default," "Indenture Default," "Indenture Event of Default," "Majority in Interest of Noteholders," "Excepted Payments" or the percentage of Noteholders required to take or approve any action hereunder, (ii) change the amount or the time of payment of any amount owing or payable under any Note or change the rate or manner of calculation of interest payable on any Note, (iii) alter or modify the provisions of Article 3 hereof with respect to the manner of payment or the order of priorities in which distributions thereunder shall be made as between the Noteholders and Owner Trustee, (iv) reduce, modify or amend any indemnities or any obligations under Article 6 of the Participation Agreement in favor of any Indemnitee (unless consented to by such Person), (v) reduce the amount (except to any amount as shall be sufficient to pay the aggregate principal of, premium, if any, and interest on all outstanding Notes) or extend the time of payment of Rent, Stipulated Loss Value or Termination Value except as expressly provided in
Article 8 of the Participation Agreement, or change any of the circumstances under which Rent, Stipulated Loss Value or Termination Value is payable, (vi) consent to any assignment of the Lease, except as expressly provided in the Lease, or sublease of all or any part of the Undivided Interest or any other Leased Assets, or reduce Lessee's obligations in respect of the payment of Rent, Stipulated Loss Value, Special Stipulated Loss Value or Termination Value or change the absolute and unconditional character of such obligations as set forth in Article 3 of the Lease, (vii) amend the terms of Section 18.11 of the Lease, take any action which would reduce the term of the Lease, the Supporting Assets Lease, the Supporting Assets Sublease, the Ownership Agreement or the Operating Agreement, (viii) change the nonrecourse nature of the obligations of Owner Trustee, (ix) alter the effect of the REA Consent or (x) in the judgment of the Indenture Trustee materially adversely affect the rights or remedies for the benefit of any Noteholder provided in this Indenture (including, without limitation, those set forth in Articl 4 hereof) and the Sections of the Lease regarding Lease Events of Default and remedies thereunder, permit the creation of any Lien on the Indenture Estate or any part thereof, or deprive any Noteholder of the benefit of the Lien of this Indenture on the Indenture Estate. Anything to the contrary herein contained notwithstanding, without the necessity of the consent of any Noteholder or Indenture Trustee, any indemnities in favor of Owner Participant may be modified, amended or changed in such manner as shall be agreed to by Owner Participant and Lessee. Nothing in this Section 8.1 shall impair the rights of Indenture Trustee, as assignee of Owner Trustee under the Granting Clause hereof, after Owner Trustee shall have no further right, title or interest in and to the Indenture Estate, to give any consent or waiver, or take any other action in this Section 8.1 contemplated to be taken, by Owner Trustee.

     SECTION 8.2 Supplemental Indentures and other Amendments Without Consent. Without the consent of any Noteholders but subject to the provisions of Section 8.3, and only after notice thereof shall have been sent to the Noteholders and with the consent of Owner Trustee, Indenture Trustee and Owner Trustee shall enter into any indenture or indentures supplemental hereto or execute any amendment, modification, supplement, waiver or consent with respect to any other Operative Document (a) to evidence the succession of another Person as an Owner Trustee in accordance with the terms of the Trust Agreement or to evidence the succession of a successor as Indenture Trustee hereunder, the removal of Indenture Trustee or the appointment of any separate or additional trustee or trustees, in each case if done pursuant to the provisions of Article 7 hereof, (b) to confirm or amplify the description of any property at any time subject to the Lien of this Indenture or to convey, transfer, assign, mortgage or pledge any property to or with Indenture Trustee, (c) to provide for any evidence if the creation and issuance of any Additional Notes pursuant to, and subject to the conditions of, Section 2.12, (d) to cure any ambiguity in, to correct or supplement any defective or inconsistent provision of, or to add to or modify any other provisions and agreements in, this Indenture or any other Operative Document in any manner that will not in the judgment of the Indenture Trustee materially adversely affect the interests of the Noteholders, (e) grant or confer upon Indenture Trustee for the benefit of the Noteholders any additional rights, remedies, powers, authority or security which may be lawfully granted or conferred and which are not contrary or inconsistent with Indenture, (f) add to the covenants or agreements to be observed by Owner Trustee and which are not contrary to this Indenture or surrender any right or power of Owner Trustee, provided it has consented thereto, (g) if required by Applicable Law, qualify this Indenture under the provisions of the Trust Indenture Act of 1939, as amended, and (h)any indenture or indentures Supplemental hereto or any amendment, modification, supplement or waiver on consent with respect to any other Operative Document, provided such supplemental indenture, amendment, modification, supplement or waiver or consent shall not, in the judgment of the Indenture Trustee, materially adversely affect the interest of the Noteholders, provided, however, that no such amendment, modification, supplement, waiver or consent contemplated by this Section 8.2 shall, without the consent of the holder of each then outstanding Note, cause any of the events specified in clauses (i) through (x) of the first sentence of
Section 8.1 hereof to occur.

     SECTION 8.3 Conditions to Action by Indenture Trustee. If in the opinion of Indenture Trustee any document required to be executed pursuant to the terms of Section 8.1 or 8.2 or the election referred to in Section 9.12 hereof adversely affects any immunity or indemnity in favor of Indenture Trustee under this Indenture or the Participation Agreement, or would materially increase its administrative duties or responsibilities hereunder or thereunder or may result in personal liability for it (unless it shall have been provided an indemnity satisfactory to Indenture Trustee), Indenture Trustee may in its discretion decline to execute such document or the election. With every such document and election, Indenture Trustee shall be furnished with evidence that all necessary consents have been obtained and with an opinion of counsel that such document complies with the provisions of this Indenture, does not deprive Indenture Trustee or the holders of the Notes of the benefits of the Lien hereby created on any property subject hereto or of the assignments contained herein (except as otherwise consented to in accordance with Section 8.1 hereof) and that all consents required by the terms hereof in connection with the execution of such document or the making of such election have been obtained. Indenture Trustee shall be fully protected in relying on such opinion.

                                      ARTICLE 9
                                    MISCELLANEOUS

     SECTION 9.1    Surrender, Defeasance and Release.

     (a) Surrender and Cancellation of Indenture. This Indenture shall be surrendered and cancelled and the trusts created hereby shall terminate and this Indenture shall be of no further force or effect upon satisfaction of the conditions set forth in the proviso to the Conveyance Clause hereof. Upon any such surrender, cancellation, and termination, Indenture Trustee shall pay all moneys or other properties or proceeds constituting part of the Indenture Estate (the distribution of which is not otherwise provided for herein) to Owner Trustee, and Indenture Trustee shall, upon request and at the cost and expense of Owner Trustee, execute and deliver proper instruments acknowledging such cancellation and termination and evidencing the release of the security, rights and interests created hereby. If this Indenture is terminated pursuant to this
Section 9.1(a), Indenture Trustee shall promptly notify Lessee and Owner Participant of such termination.

     (b) Defeasance of Notes. Any Note shall, prior to the maturity or redemption date thereof, be deemed to have been paid within the meaning and with the effect expressed in this Section 9.1 if (i) there shall have been deposited with Indenture Trustee either moneys in an amount which shall be sufficient, or U.S. Government Obligations, the principal of and the interest on which when due, and without any reinvestment thereof, will provide moneys in an amount which shall be sufficient, together with the moneys, if any, deposited with or held by Indenture Trustee at the same time (such sufficiency to be established by the delivery to Indenture Trustee or such other trustee of a certificate of an independent public accountant), to pay when due the principal of and premium, if any, and interest due and to become due on said Note on and prior to the redemption date or maturity date thereof, as the case may be, and (ii) in the event said Note does not mature or is not to be redeemed within the next 45 days, Indenture Trustee shall have been given irrevocable instructions to give, as soon as practicable, a notice to the registered holder of such Note that the deposit required by subclause (i) above has been made with Indenture Trustee and that said Note is deemed to have been paid in accordance with this Section 9.1(b) and stating such maturity or redemption date upon which moneys are to be available for the payment of the principal of and premium, if any, and interest on said Note. Neither the U.S. Government Obligations nor moneys deposited with Indenture Trustee pursuant to this Section 9.1(b) or principal or interest payments on any such U.S. Government Obligations shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and premium, if any, and interest on said Note; provided, however, that any cash received from such principal or interest payments on such U.S. Government Obligations deposited with Indenture Trustee shall be reinvested in accordance with Section 3.4 hereof in US. Government Obligations. At such time as any Note shall be deemed paid as aforesaid, it shall no longer be secured by or entitled to the benefits of the Indenture Estate or this Indenture, except that (i) such Note shall be entitled to the benefits of the portions of the Indenture Estate described in Granting Clauses (4), (5) and (8), to the extent such portions relate to such moneys or U.S. Government Obligations deposited with Indenture Trustee, (ii) the provisions of Sections 2.8 and 2.9 shall continue to apply to such Note and (iii) the duties and immunities of the Indenture Trustee hereunder shall continue with respect to such Note. Notwithstanding the foregoing, Owner Trustee shall not make or cause to be made the deposit of moneys or property provided for by this Section 9.1(b) unless it shall have delivered to Indenture Trustee an opinion or opinions of counsel reasonably satisfactory to Indenture Trustee to the effect that (1) either (x) as a result of such deposit, registration will not be required under the Investment Company Act by Owner Trustee of the trust funds representing such deposit or by Indenture Trustee, or (y) all necessary registration under said Act has been effected and (2) the deposit of such moneys or U.S. Government Obligations by Owner Trustee will not be subject to "claw back" as being a preferential payment in respect of the bankruptcy or insolvency of any Person.

     (c)  Release.

     (i) Whenever a Component is replaced pursuant to Section 3(e) of the Operating Agreement, Indenture Trustee shall release the replaced Component from the Lien of this Indenture and execute and deliver to, and as directed in writing by, Lessee or Owner Trustee an appropriate instrument (in due form for recording) releasing the replaced Component from the Lien of this Indenture.

     (ii) Whenever Lessee is entitled to acquire or have transferred to it the Undivided Interest pursuant to the express terms of the Lease, Indenture Trustee shall release the Indenture Estate from the Lien of this Indenture and execute and deliver to, or as directed in writing by, Lessee or Owner Trustee an appropriate instrument (in due form for recording) releasing the Indenture Estate from the Lien of this Indenture; provided that all sums secured by this Indenture have been paid to the Persons entitled to such sums.

     SECTION 9.2 Appointment of Indenture Trustee as Attorney; Further Assurances. Owner Trustee hereby constitutes Indenture Trustee the true and lawful attorney of Owner Trustee irrevocably with full power (in the name of Owner Trustee or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due and to become due under or arising out of the Assigned Documents (except to the extent that such moneys and claims constitute Excepted Payments), to endorse any checks or other instruments or orders in connection therewith to make all such demands and to give all such notices as are permitted by the terms of the Lease to be made or given by Owner Trustee upon the occurrence and continuance of a Lease Default or a Lease Event of Default, to enforce compliance by Lessee with all terms and provisions of the Lease (except as otherwise provided in Sections 4.3 and 5.6 hereof), and to file any claims or take any action or institute any proceedings which Indenture Trustee may request in the premises.

     SECTION 9.3 Indenture for Benefit of Certain Persons Only. Nothing in this Indenture, whether express or implied, shall be construed to give to any Person other than the parties hereto, Owner Participant, Lessee (with respect to Sections 4.13 and 8.1 hereof) and the Noteholders (and any successor or assign of any thereof) any legal or equitable right, remedy or claim under or in respect of this Indenture, and this Indenture shall be for the sole and exclusive benefit of the parties hereto, Owner Participant, Lessee (as provided in Sections 4.13 and 8.1 hereof) and the Noteholders of the Notes.

     SECTION 9.4 Notices; Furnishing Documents, etc. Unless otherwise specifically provided herein, all notices, requests, demands and other communications required or contemplated by the provisions hereof shall be in writing, and any such notice shall become effective if given in accordance with Article 11 of the Participation Agreement. Owner Trustee shall furnish to Indenture Trustee and Indenture Trustee shall furnish to each Noteholder promptly upon written receipt thereof, a duplicate or copy of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to Owner Trustee, Bank or Georgia Bank under any Operative Document, including, without limitation a copy of each insurance certificate, report or notice received pursuant to Article 12 of the Lease, to the extent that any of the same has not already been distributed to Indenture Trustee and each Noteholder.

     SECTION 9.5 Severability. Any provision of this Indenture which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 9.6 Liability Limited. Anything therein to the contrary notwithstanding, all and each of the representations, warranties, undertakings and agreements herein made on the part of Owner Trustee are made and intended not as personal representations, warranties, undertakings and agreements by or for the purpose or with the intention of binding Bank or Georgia Bank -personally but are made and intended for the purpose of binding only the Trust Estate, and this Indenture is executed and delivered by the Owner Trustee solely in the exercise of the powers expressly conferred upon it as Owner Trustee under the Trust Agreement; and no personal liability or responsibility is assumed hereunder by or shall at any time be enforceable against Bank or Georgia Bank, or any predecessor or successor in trust, or Owner Participant on account of any representation, warranty, undertaking or agreement hereunder of Owner Trustee, either expressed or implied, all such personal liability, if any, being expressly waived by Indenture Trustee and each Noteholder, except that Indenture Trustee or any Person claiming by, through or under it, making claim hereunder, may look to the Trust Estate for satisfaction of the same and Bank or Georgia Bank or their predecessors or successors in trust, as applicable, shall be personally liable for their individual gross negligence and willful misconduct. Each time a successor Owner Trustee is appointed in accordance with the terms of the Trust Agreement, such successor Owner Trustee shall, without further act, succeed to all the rights, duties, immunities and obligations of its predecessor Owner Trustee hereunder and under the other Operative Documents, and the predecessor Owner Trustee shall be released from all further duties and obligations hereunder and under the other Operative Documents, all without the necessity of any consent or approval by Indenture Trustee or any Noteholder and without in any way altering the terms of this Indenture or such other Operative Documents; provided, however, that the predecessor Owner Trustee shall remain personally liable for its own gross negligence and willful misconduct. In the case of any appointment of a successor Owner Trustee in which Owner Trustee is not the surviving corporation, the successor Owner Trustee shall give prompt written notice thereof to the Indenture Trustee, the Lessee and the Noteholders.

     SECTION 9.7 Written Changes Only. Subject to Sections 8.1 and 8.2 hereof, no term or provision of this Indenture or any Note may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Person against whom enforcement of the change, waiver, discharge or termination is sought; and any waiver of the terms hereof or of any Note shall be effective only in the specific instance and for the specific purpose given.

     SECTION 9.8 Counterparts. This Indenture may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Fully executed sets of counterparts shall be delivered to, and retained by, Owner Trustee and Indenture Trustee.

     SECTION 9.9 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns and each Noteholder. Any request, notice, direction, consent, waiver or other instrument or action by any Noteholder shall bind the successor and assigns thereof.

     SECTION 9.10 Headings; References, etc. The table of contents hereof and headings of the various Articles, Sections and subsections herein are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

     SECTION 9.11 Governing Law. This Indenture and the Notes shall in all respects be governed by, and construed in accordance with, the laws of the State of Georgia.

     SECTION 9.12 Reorganization Proceedings with Respect to the Trust Estate. If (a) the Trust Estate becomes a debtor subject to the reorganization provisions of Title 11 of the United States Code, or any successor provisions, (b) pursuant to such reorganization provisions Owner Participant is required by reason of Owner Participant's being held to have recourse liability that it would not otherwise have had under Section 2.5 hereof to the debtor or the trustee of the debtor, directly or indirectly, to make payment on account of any amount payable as principal or interest on the Notes and (c) any Noteholder or Indenture Trustee actually receives any Excess Amount (as hereinafter defined) which reflects any payment by Owner Participant on account of clause (b) above, then such Noteholder or Indenture Trustee, as the case may be, shall promptly refund such Excess Amount, without interest, to Owner Participant after receipt by such Noteholder or Indenture Trustee, as the case may be, of a written request for such refund by Owner Participant (which request shall specify the amount of such Excess Amount and shall set forth in detail the calculation thereof). For purposes of this Section 9.12, "Excess Amount" means the amount by which such payment exceeds the amount which would have been received by such holder and Indenture Trustee in respect of such principal or interest if Owner Participant had not become subject to the recourse liability referred to in clause (b) above. Nothing contained in this Section 9.12 shall prevent Indenture Trustee or any Noteholder from enforcing any personal recourse obligations (and retaining the proceeds thereof) of Owner Participant under the Participation Agreement.

The Noteholders and Indenture Trustee agree that should the Trust Estate become a debtor subject to the reorganization Provisions of the Bankruptcy Act, they shall upon the request of Owner Participant, and provided that the making of the election hereinafter referred to is permitted to be made by them under Applicable Law and will not have any adverse impact on any Noteholder, Indenture Trustee or the Indenture Estate other than as contemplated by the preceding paragraph, make the election referred to in
Section 1111(b)(1)(A)(i) of Title 11 of the Bankruptcy Act or any successor provision if, in the absence of such election, the Noteholders would have recourse against Owner Participant for the payment of the indebtedness represented by the Notes in circumstance in which such Noteholders would not have recourse under this Indenture if the Trust Estate had not become a debtor under the Bankruptcy Act.

                     (Remainder of Page Intentionally Left Blank)

     IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed on the day and year first above written.

Signed, sealed and delivered this        WILMINGTON TRUST COMPANY, not in its
____ day of ___________, 1997            individual capacity but solely as
in the presence of :                     Owner Trustee under the Trust
                                         Agreement

                                         By:
---------------------------                  ---------------------------------
                                             Name:
                                             Title:

---------------------------
Notary Public
                                         Attest:
                                                 -----------------------------
My commission expires:                           Name:
                                                 Title:
---------------------
                                                         [CORPORATE SEAL]
     [NOTARY SEAL]

Signed, sealed and delivered this        NATIONSBANK, N.A., acting through its
____ day of ___________, 1997            agent, THE BANK OF NEW YORK, not in
in the presence of :                     its individual capacity but solely as
                                         Owner Trustee under the Trust
                                         Agreement
---------------------------


                                         By:
---------------------------                  ---------------------------------
Notary Public                                Name:
                                             Title:
My commission expires:

                                         Attest:
---------------------------                      -----------------------------
                                                 Name:
       [NOTARY SEAL]                             Title:


                                                          [CORPORATE SEAL]


Signed, sealed and delivered this        THE BANK OF NEW YORK TRUST COMPANY OF
____ day of ___________, 1997            FLORIDA, N.A., as Indenture Trustee
in the presence of :                     under this Amended and Restated
                                         Indenture of Trust, Deed to Secure
                                         Debt and Security Agreement No. 2
---------------------------

                                         By:
---------------------------                 ----------------------------------
Notary Public                               Name:
                                            Title:

My commission expires:
                                         Attest:
---------------------------                      -----------------------------
                                                 Name:
       [NOTARY SEAL]                             Title:


                                                        [CORPORATE SEAL]

     Pursuant to Section 11.3 of the Participation Agreement No. 2, the undersigned hereby consents to, and acknowledges receipt of, an executed counterpart of this Indenture.

Signed, sealed and delivered this        OGLETHORPE POWER CORPORATION
____ day of ___________, 1997            (AN ELECTRIC MEMBERSHIP CORPORATION)
in the presence of :

                                         By:
---------------------------                 ----------------------------------
                                            Name:
                                            Title:
---------------------------
Notary Public
                                         Attest:
My commission expires:                          ------------------------------
                                                Name:
---------------------------                     Title:

       [NOTARY SEAL]
                                                         [CORPORATE SEAL]

                                      APPENDIX A

                                     DEFINITIONS

                                         (i)

Defined Term                                                              Page
------------                                                              ----
Account Code Number. . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Additional Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Affiliate. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
After-Tax Basis. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Aggregate Transaction Expenses . . . . . . . . . . . . . . . . . . . . . . .1
Alterations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Amendment to Operating Agreement . . . . . . . . . . . . . . . . . . . . . .2
Amendment to Ownership Agreement . . . . . . . . . . . . . . . . . . . . . .2
Applicable Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
Appraisal. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
Appraisal Procedure. . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
Assigned Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Authorized Officer . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Basic Rent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Basic Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Basic Term Commencement Date . . . . . . . . . . . . . . . . . . . . . . . .5
Business Day . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Capital Improvement. . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Closing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Closing Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Coal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Coal Stockpile . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Code of Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Common Facilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Common Facilities Site . . . . . . . . . . . . . . . . . . . . . . . . . . .6
Components . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
Consent and Agreement of Mortgagees. . . . . . . . . . . . . . . . . . . . .6
Construction Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . .6
Contractors. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
Co-Owner . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
Co-Owners' Consent . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
Cost . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
Dalton . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
Decommissioning Event. . . . . . . . . . . . . . . . . . . . . . . . . . . .7
Decommissioning Expenses . . . . . . . . . . . . . . . . . . . . . . . . . .7

                                         (ii)

Deed and Bill of Sale. . . . . . . . . . . . . . . . . . . . . . . . . . . .7
E1M1000 through E1M1099 and E2M1000 through E2M1099. . . . . . . . . . . . .7
E1M1100 through E1M1199. . . . . . . . . . . . . . . . . . . . . . . . . . .7
E1M1800 through E1M1899. . . . . . . . . . . . . . . . . . . . . . . . . . .7
Ejectment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
Engineer's Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . .7
ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
Event of Loss. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
Excepted Payments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
Facility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
Facility Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
Fair Market Rental Value or Fair Market Sales Value. . . . . . . . . . . . 10
Fair Market Rental Value Renewal Term. . . . . . . . . . . . . . . . . . . 11
Federal Power Act. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
FERC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
Fixed Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
Fixed Rate Portion . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
Fixed Rate Renewal Term. . . . . . . . . . . . . . . . . . . . . . . . . . 11
GAAP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
Global Common Facilities . . . . . . . . . . . . . . . . . . . . . . . . . 11
Global Common Facilities Co-Owners . . . . . . . . . . . . . . . . . . . . 11
Global Common Facilities Interest. . . . . . . . . . . . . . . . . . . . . 11
Global Common Facilities Site. . . . . . . . . . . . . . . . . . . . . . . 12
Governmental Action. . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
Governmental Authority . . . . . . . . . . . . . . . . . . . . . . . . . . 12
GPC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
Gulf . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
Handy-Whitman Index. . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
Holding Company. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
Holding Company Act. . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
Indemnitee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
Indenture. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
Indenture Default. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
Indenture Estate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
Indenture Event of Default . . . . . . . . . . . . . . . . . . . . . . . . 13
Indenture Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
Indenture Trustee Office . . . . . . . . . . . . . . . . . . . . . . . . . 13
Indenture Trustee's Liens. . . . . . . . . . . . . . . . . . . . . . . . . 13
Integrated Transmission System . . . . . . . . . . . . . . . . . . . . . . 14
Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
Interim Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
Investment Grade . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
Lease. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

                                        (iii)


Lease Default. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
Lease Event of Default . . . . . . . . . . . . . . . . . . . . . . . . . . 14
Lease Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
Lease Termination Date . . . . . . . . . . . . . . . . . . . . . . . . . . 15
Leased Assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
Lessee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
Lessor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
Lessor Possession Date . . . . . . . . . . . . . . . . . . . . . . . . . . 15
Lessor's Cost. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
Lessor's Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
Lessor's Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
Lien . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
Loan Participant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
Local Common Facilities. . . . . . . . . . . . . . . . . . . . . . . . . . 16
Local Common Facilities Co-Owners. . . . . . . . . . . . . . . . . . . . . 16
Local Common Facilities Interest . . . . . . . . . . . . . . . . . . . . . 16
Local Common Facilities Site . . . . . . . . . . . . . . . . . . . . . . . 16
Majority in Interest of Noteholders. . . . . . . . . . . . . . . . . . . . 16
MEAG . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
Mortgagees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
Net Economic Return. . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
Note . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
Noteholder . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
Note Register. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
Officers' Certificate. . . . . . . . . . . . . . . . . . . . . . . . . . . 17
Official Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
Operating Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
Operative Documents. . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
Operator . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
Other Co-Owners. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
Other Owner Participants . . . . . . . . . . . . . . . . . . . . . . . . . 18
Other Participation Agreements . . . . . . . . . . . . . . . . . . . . . . 18
Owner Participant. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
Owner Participant's Liens. . . . . . . . . . . . . . . . . . . . . . . . . 18
Owner Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
Ownership Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
Ownership Share. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
Participants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
Participation Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . 19
Permitted Exceptions . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
Permitted Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . 19
Permitted Liens. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
Person . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

                                         (iv)

Points of Interconnection. . . . . . . . . . . . . . . . . . . . . . . . . 21
Prime Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
Pro Rata Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
Prudent Utility Practice . . . . . . . . . . . . . . . . . . . . . . . . . 21
Public Utility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
PURPA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
Rate Fixing Addendum . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
Rated Capacity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
REA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
REA Consent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
REA Mortgage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
REA Partial Release. . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
Redelivery . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
Refinancing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
Refinancing Approvals. . . . . . . . . . . . . . . . . . . . . . . . . . . 22
Refinancing Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
Regulations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
Regulatory Acts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
Renewal Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
Rent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
Rent Differential. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
Rent Payment Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
resulting entity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
Ruling . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
SAC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
Scherer Project Agreements . . . . . . . . . . . . . . . . . . . . . . . . 23
Secured Note . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
Securities Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
Service. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
Site . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
Stipulated Interest Rate . . . . . . . . . . . . . . . . . . . . . . . . . 24
Stipulated Loss Value. . . . . . . . . . . . . . . . . . . . . . . . . . . 24
Subsidiary Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
Supplemental Financing . . . . . . . . . . . . . . . . . . . . . . . . . . 24
Supplemental Financing Amount. . . . . . . . . . . . . . . . . . . . . . . 24
Supplemental Rent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
Support Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
Supporting Assets Lease. . . . . . . . . . . . . . . . . . . . . . . . . . 25
Supporting Assets Sublease . . . . . . . . . . . . . . . . . . . . . . . . 25
System . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
Tax. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
Tax Indemnification Agreement. . . . . . . . . . . . . . . . . . . . . . . 25
Termination Date and Termination Notice. . . . . . . . . . . . . . . . . . 26

                                         (v)

Termination Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
Transaction Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
Transaction Expenses Account . . . . . . . . . . . . . . . . . . . . . . . 26
Transfer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
Transferee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
Trust Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
Trust Estate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
Undivided Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
Uniform System of Accounts . . . . . . . . . . . . . . . . . . . . . . . . 27
Unit 1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
Unit 2 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
Unit 2 Intangibles . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
Unit 2 Inventories . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
Unit 2 Site. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
Unit 2 Site Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
Unit 3 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
Unit 4 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
Unit Model . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
Units. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28

                                      APPENDIX A


     "Account Code Number" shall mean any of the seven-digit numbers which represent any of the assets listed on Schedule 6 to the Participation Agreement, with the first three digits representing the number in the Uniform System of Accounts, and the last four digits representing the number in the Code of Accounts.

     "Additional Notes" shall have the meaning set forth in Section 2.13 of the Indenture.

     "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, the term "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     "After-Tax Basis" shall mean, with respect to any payment received or deemed to have been received by any Person, the amount of such payment supplemented by a further payment to that Person so that the sum of the two payments, after deduction of all Taxes and other charges (taking into account any credits or deductions arising therefrom) resulting from the receipt (actual or constructive) of such two payments imposed under any Federal, state or local law or by a Governmental Authority or any taxing authority of any thereof, shall be equal to the payment received or deemed to have been received.

     "Aggregate Transaction Expenses" shall mean the sum of (a) the amounts referred to in clause (b) of the definition of "Aggregate Transaction Expenses" contained in Appendix A to the Other Participation Agreements, plus (b) all fees, expenses, disbursements and costs incurred by or on behalf of Owner Trustee, Participants or Indenture Trustee in connection with the preparation, execution and delivery of the Operative Documents and the purchasing and leasing on the Closing Date of the Undivided Interest, including, without limitation:

          (i) the reasonable fees, expenses and disbursements of the counsel referred to in paragraphs (x) through (ee) of Section 4.2 of the Participation Agreement,

          (ii) the fees, expenses and disbursements of Owner Trustee and Indenture Trustee incurred on or prior to the Closing Date in connection with such transactions,

          (iii) the cost of the Appraisal referred to in Section 4.2(p) of the Participation Agreement,

          (iv)      the cost of the Engineer's Certificate referred to in
Section 4.2(n) of the Participation Agreement,

          (v) the fees and expenses of Merrill Lynch Capital Markets incurred on or prior to the Closing Date in connection with such transactions,

          (vi) the out-of-pocket expenses of Lease Management Corporation incurred on or prior to the Closing Date in connection with such transactions, and

          (vii) all other expenses in connection with such transaction, including, without limitation, printing and other document reproduction and distribution expenses and all fees, Taxes and other charges payable in connection with the recording or filing of instruments and financing statements described in the Participation Agreement or required pursuant to the provisions of the Indenture; provided, however, that Aggregate Transaction Expenses shall not include (x) any amount payable by any Participant as brokerage fees or commissions, (y) any amount payable by Owner Participant pursuant to the proviso to the second sentence of Section 9.1 of the Participation Agreement, and (z) all amounts payable under provisions of the Other Participation Agreements similar to the provisions referred to in the foregoing clause (y).

     "Alterations" shall mean alterations, modifications, additions and improvements to Unit 2, but shall not include any original or substitute or replacement Components.

     "Amendment to Operating Agreement" shall mean the Amendment to the Operating Agreement, dated the Closing Date, among GPC, Lessee, MEAG and Dalton, substantially in the form of Exhibit H to the Participation Agreement.

     "Amendment to Ownership Agreement" shall mean the Amendment to the Ownership Agreement, dated the Closing Date, among GPC, Lessee, MEAG and Dalton, substantially in the form of Exhibit I to the Participation Agreement.

     "Applicable Law" shall mean all applicable laws, including, without limitation, Federal and state securities laws, ordinances, judgments, decrees, injunctions, writs and orders of any Governmental Authority and rules, regulations, orders, interpretations, licenses and permits of any Governmental Authority.

     "Appraisal" shall mean an appraisal, dated not more than ten days prior to the Closing Date, of Burns and Roe, Inc., or other firm of independent appraisers or engineers selected by Lessee and Owner Participant, specifying the fair market value, useful life and residual value of the Undivided Interest.

     "Appraisal Procedure" shall mean a procedure whereby two independent appraisers, one chosen by Lessee and one by Lessor, shall agree upon the determinations then the subject of appraisal. Lessor or Lessee, as the case may be, shall deliver a written notice to the other appointing its appraiser within 15 days after receipt from the other of a written notice appointing its appraiser and specifying the determination to be made. If the party receiving such written notice shall fail to appoint its appraiser within 15 days after receipt of the foregoing written notice, the determination of the value in question by the single appraiser appointed by the party giving such written notice shall be final, binding and conclusive on Lessor and Lessee. Each appraiser then shall prepare a written appraisal with respect to the determinations which then are the subject of appraisal. If within 30 days after appointment of the two appraisers, as described above, the two appraisers are unable to agree upon the amount in question, a third independent appraiser shall be chosen within 10 days thereafter by the mutual consent of such first two appraisers or, if such first two appraisers fail to agree upon the appointment of a third appraiser within such 10 day period, such appointment shall be made by the American Arbitration Association, or any organization successor thereto, from a panel of appraisers having experience in the business of operating an electric generating plant and a familiarity with equipment used or operated in such business. The decision of the third appraiser so appointed and chosen shall be given within 10 days after the selection of such third appraiser. If three appraisers shall be appointed and the determination of one appraiser is disparate from the median of all three determinations by more than twice the amount by which the other determination is disparate from the median, then the determination of such appraiser shall be excluded, the remaining two determinations shall be averaged and such average shall be binding and conclusive on Lessor and Lessee; otherwise the average of all three determinations shall be binding and conclusive on Lessor and Lessee. The fees and expenses of the appraiser appointed by Lessee, shall be paid by Lessee, the fees and expenses of the appraiser appointed by Lessor shall be paid by Lessor and the fees and expenses of the third appraiser shall be divided equally between Lessee and Lessor, except that all fees and expenses of all the appraisers shall be paid by Lessee in the case of any appraisal in connection with Article 15 of the Lease or in connection with either Article 4 or 5 of the Lease, if Lessee shall fail to elect either to renew the Lease or purchase the Undivided Interest.

     "Assigned Documents" shall have the meaning ascribed thereto in the Granting Clause of the Indenture.

     "Assignment" shall mean the Assignment of Interest in Ownership Agreement and Operating Agreement, dated the Closing Date, between Lessee and Owner Trustee, bearing the same number as the Participation Agreement, and substantially in the form of Exhibit G to the Participation Agreement, as the same may be amended, modified or supplemented from time to time in accordance with the provisions thereof, of the Indenture, of the Co-Owners' Consent and of the Participation Agreement.

     "Authorized Officer" shall mean, with respect to Indenture Trustee, any officer of Indenture Trustee who shall be duly authorized by appropriate corporate action to authenticate a Note and shall mean, with respect to Owner Trustee, any officer of Owner Trustee who shall be duly authorized by appropriate corporate action to execute any Operative Document.

     "Bank" shall mean Wilmington Trust Company, a Delaware banking corporation.

     "Basic Rent" shall mean, with respect to the Interim Term, the rent payable pursuant to Section 3.1 of the Lease, with respect to the Basic Term, the rent payable pursuant to Section 3.2 of the Lease and, with respect to any Renewal Term, the rent payable pursuant to Section 4.3 of the Lease.

     "Basic Term" shall mean the period commencing on the Basic Term Commencement Date and ending on June 30, 2013, or such shorter period as may result from earlier termination of the Lease as provided therein.

     "Basic Term Commencement Date" shall mean January 1, 1986.

     "Business Day" shall mean any day other than a Saturday or Sunday or any other day on which banks are authorized or obligated to remain closed in New York, New York, Wilmington, Delaware or Atlanta, Georgia.

     "Capital Improvement" shall mean an Alteration or replacement of any Component, the Cost of which Alteration or replaced Component may be capitalized, and not charged to maintenance or repairs, in accordance with the Uniform System of Accounts.

     "Claims" shall mean liabilities, obligations, losses, damages, penalties, claims (including, without limitation, claims involving liability in tort, strict or otherwise), actions, suits, judgments, costs, expenses and disbursements, whether or not any of the foregoing shall be founded or unfounded (including, without limitation, reasonable legal fees and expenses and reasonable costs of investigation of any kind and nature whatsoever without any limitation as to amount).

     "Closing" shall mean the proceedings which occur on the Closing Date, as contemplated by the Participation Agreement.

     "Closing Date" shall mean the date of the Participation Agreement.

     "Coal" shall mean coal of such kind and quality as may be burned in Unit 2's boiler in accordance with the plans and specifications for Unit 2.

     "Coal Stockpile" shall mean the stockpile of Coal maintained from time to time for the Units (and if served thereby, Unit 3 and Unit 4) (defined as the "Plant Scherer Coal Stockpile" in the Ownership Agreement).

     "Code" shall mean the Internal Revenue Code of 1954, as amended, or any comparable successor law.

     "Code of Accounts" shall mean the system of accounts used by GPC and Lessee.

     "Common Facilities" shall mean, collectively, the Global Common Facilities and the Local Common Facilities.

     "Common Facilities Site" shall mean, collectively, the Global Common Facilities Site and the Local Common Facilities Site.

     "Components" shall mean appliances, parts, instruments, appurtenances, accessories, equipment and other property of whatever nature that may from time to time be incorporated in Unit 2 or any part thereof.

     "Consent and Agreement of Mortgagees" shall mean the Consent and Agreement of Mortgagees, dated the Closing Date, among The United States of America, Columbia Bank for Cooperatives, Trust Company Bank, as Trustee under certain Bond Indentures therein specified, Owner Trustee, Indenture Trustee and Lessee, bearing the same number as the Participation Agreement, and substantially in the form of Exhibit K to the Participation Agreement, as the same may be amended, modified or supplemented from time to time in accordance with the provisions thereof, of the Indenture and of the Participation Agreement.

     "Construction Contracts" shall mean all contracts to which any or all of GPC, Dalton, MEAG or Lessee are a party, relating to, among other things, the design, manufacture or construction of, or purchase of equipment for, Unit 2 or the Common Facilities.

     "Contractors" shall mean the contractors party to the Construction
Contracts.

     "Co-Owner" shall mean any owner from time to time of an Ownership Share in Unit 2 under the Ownership Agreement.

     "Co-Owners' Consent" shall mean the Consent, Amendment and Assumption, dated the Closing Date, among GPC, Lessee, MEAG, Dalton, Gulf and Owner Trustee, bearing the same number as the Participation Agreement, and substantially in the form of Exhibit J to the Participation Agreement, as the same may be amended, modified or supplemented from time to time in accordance with the provisions thereof, of the Indenture and of the Participation Agreement.

     "Cost" shall mean, with respect to any Capital Improvement, the actual cost or purchase price thereof, all as determined by Lessee or the Operator in accordance with GAAP and confirmed to Lessor, and such Cost shall include the properly allocable direct and indirect overheads of Lessee or the Operator incurred by Lessee or the Operator, respectively, in respect of the acquisition and installation of such Capital Improvement.

     "Dalton" shall mean the City of Dalton, an incorporated municipality in the State of Georgia.

     "Decommissioning Event" shall mean the permanent decommissioning and retiring from commercial service of Unit 2.

     "Decommissioning Expenses" shall mean an amount equal to 60% of the total amount of fees and expenses incurred by Lessee and the Co-Owners (other than Owner Trustee or the owner trustees under the Other Participation Agreements) in connection with the Decommissioning Event.

     "Deed and Bill of Sale" shall mean the General Warranty Deed and Bill of Sale, dated the Closing Date, from Lessee to Lessor, bearing the same number as the Participating Agreement, and substantially in the form of Exhibit M to the Participation Agreement.

     "E1M1000 through E1M1099" and "E2M1000 through E2M1099" shall mean any of those various plot plans of the Units' mechanical division prepared by Southern Services, Inc. for GPC.

     "E1M1100 through E1M1199" shall mean any of those various Process Piping and Instrument Diagrams of the Units prepared by Southern Services, Inc. for GPC.

     "E1M1800 through E1M1899" shall mean any of those various Below Grade Plans of the Units prepared by Southern Services, Inc. for GPC.

     "Ejectment" shall mean any exercise of remedies pursuant to Article 15 of the Lease that results in Lessee losing the right to use or possession of the Undivided Interest under the Lease.

     "Engineer's Certificate" shall mean the certificate in the form attached as Exhibit N to the Participation Agreement.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, or any comparable successor law.

     "Event of Loss" shall mean any of the following events: (a) the loss of Unit 2, in its entirety or substantially in its entirety, due to theft, disappearance, destruction or, in the good faith and reasonable opinion of Lessee (evidenced by a certified copy of the resolution of the Board of Directors of Lessee to that effect), damage beyond economic repair; (b) the receipt of insurance proceeds based upon an actual or constructive total loss with respect to Unit 2; (c) Unit 2, the Unit 2 Site or the Common Facilities (in their entirety or a substantial portion of any thereof such that the then remaining portion cannot practically be utilized for the purposes intended) shall have been condemned or otherwise permanently rendered unfit for normal use, confiscated or seized, or title thereto or use thereof shall have been requisitioned by any Governmental Authority and, in the case of any such requisition, Lessee shall have lost the use or possession of substantially all of Unit 2 or the Site for a period exceeding 48 months; (d) the occurrence of a Decommissioning Event; (e) if at any time after the Closing Date and before the Lessor Possession Date, Owner Trustee or Owner Participant, or any Affiliate of either thereof, solely by reason of its execution, delivery and performance of any of the Operative Documents or the ownership of the Undivided Interest and without regard to (x) any other activities or transactions which any such Person or any Affiliate thereof is engaged in or is a party to or (y) any other activities or transactions which any Other Owner Participant or Affiliate thereof is engaged in or is a party to, including, without limitation, the transactions contemplated by the Other Participation Agreements, shall become subject to regulation (A) as a Public Utility, (B) as a Holding Company or a Subsidiary Company (other than so long as by virtue or Rule 7(d) (or any comparable successor thereto) of the General Rules and Regulations adopted under the Holding Company Act by the Securities and Exchange Commission neither Lessor nor Owner Participant is deemed to be a Holding Company or Subsidiary Company) or
(C) under federal (other than the Federal Power Act or the Holding Company Act) or state laws pertaining to the regulation of public utilities as such (other than regulations under which the obligations of Owner Participant, Owner Trustee or such Affiliate of either thereof, by Lessee, and which Lessee has not failed timely to discharge); provided, however, that no Event of Loss pursuant to this clause (e) shall be deemed to have occurred (i) if such Owner Trustee or Owner Participant, or an Affiliate of either thereof, either shall become so subject to regulation as a result of an ownership or leasehold interest in any other electric generation facility or transmission facility acquired after the Closing Date, on the Closing Date or was so subject to regulation immediately prior to the Closing on the

Closing Date or on the date of becoming an Owner Trustee under the Trust Agreement or an Owner Participant under the Participation Agreement, as the case may be, (ii) in the case of subclause (C) of this clause (e), if the effect of becoming so subject to regulation is not materially adverse to the Person becoming subject to the same, in the reasonable judgment of such Person, (iii) if the Person becoming subject to regulation has waived in writing the application of this clause (e) (indefinitely or for a specific period of time), or (iv) if Lessee, at its sole cost and expense, is contesting diligently and in good faith any action by any Governmental Authority which otherwise would constitute an Event of Loss under this clause (e), so long as (A) such contest does not involve any danger of the foreclosure, sale, forfeiture or loss of, or the creation of any Lien on, the Undivided Interest or any part thereof or any interest therein, (B) Lessee shall have furnished Owner Trustee and Owner Participant with an opinion of independent counsel satisfactory to each such Person to the effect that there exists a reasonable basis for contesting such determination, (C) such determination shall be effectively stayed or withdrawn at all times during the period of such contest (and shall not be subject to retroactive application at the conclusion of such contest) in a manner satisfactory to Owner Trustee and Owner Participant, and (D) Lessee shall have indemnified Owner Trustee and Owner Participant in a manner satisfactory to each such Person for any liability or loss which either such Person may incur as a result of Lessee's contest; or (f) at Lessee's election, if (i) Owner Participant or Owner Trustee shall become subject to regulation as a Public Utility, a Holding Company or a Subsidiary Company other than under the circumstances described in clause (e) above; (ii) as a result thereof, (x) the Lease is deemed to be a contract for the sale by Lessor of electric energy to Lessee under Section 205 or 206 of the Federal Power Act, (y) Lessee shall become subject to regulation which is contrary to the terms of the REA Mortgage, its member contracts or any other agreement to which Lessee is a party or Applicable Law to which Lessee is subject relating to the generation, transmission, production or sale of electric power or steam energy, or (z) Lessee shall become subject to regulation which would not otherwise be applicable to Lessee and which Lessee, in its reasonable judgment, determines to be materially adverse to Lessee; and (iii) within 60 days following such event, Owner Participant or Owner Trustee, as the case may be, shall not have taken such action as may be necessary in order to cease to be so regulated or, subject to Article 12 of the Participation Agreement, shall have transferred the Undivided Interest to an entity that is not so regulated.

     "Excepted Payments" shall mean and include (i) any indemnity or other payment (whether or not Supplemental Rent) payable on an After-Tax Basis or otherwise to Owner Participant or Owner Trustee (including in its individual capacity) by the terms of Article 6 of the Participation Agreement or by the Tax Indemnification Agreement, (ii) (A) any insurance proceeds payable to Owner Participant or Owner Trustee (including in its individual capacity) under liability policies maintained under any Operative Document for the benefit of Owner Participant or Owner Trustee (including in its individual capacity) or (B) insurance proceeds payable to Owner Participant or Owner Trustee under insurance, if any, maintained by Owner Participant or Owner Trustee pursuant to
Article 12 of the Lease, in each case whether or not Supplemental Rent, (iii) any amounts payable under any Operative Documents to reimburse Owner Trustee (including in its individual capacity) or Owner Participant (including the reasonable expenses of Owner Trustee or Owner Participant incurred in connection with any such payment) in performing or complying with any of the obligations of Lessee under and as permitted by any Operative Document and (iv) any payments in respect of interest to the extent attributable to payments referred to in clause
(i) through (iii) above which constitute Excepted Payments.

     "Facility" shall mean, collectively, the Common Facilities, Unit 2 and the Site.

     "Facility Costs" shall mean the amount specified in Section D of Schedule 1 to the Participation Agreement.

     "Fair Market Rental Value" or "Fair Market Sales Value" of any property or service as of any date shall mean the cash rent or cash price obtainable in an arm's-length lease, or sale or supply, respectively, between an informed and willing lessee or buyer (under no compulsion to lease or purchase) and an informed and willing lessor or seller or supplier (under no compulsion to lease or sell or supply) of the property or service in question, considering the then current use of such property or service, and shall, in the case of the Undivided Interest, be determined on the basis that lessee or buyer would have the rights and obligations of Lessor provided in the Support Agreements without additional consideration being paid therefor by such lessee or buyer. If, as of any date, Unit 2 shall fail to be deemed, pursuant to Section 7.1(b) of the Lease, to have been maintained in accordance with a standard of care not less than Prudent Utility Practice, then Fair Market Rental Value and Fair Market Sales Value of the Undivided Interest as of such date shall be determined on the assumption that Unit 2 was maintained, during the Lease Term ending on such date, in accordance with standard of care not less than Prudent Utility Practice.

     "Fair Market Rental Value Renewal Term" shall mean any of the periods after the end of the Basis Term or any Renewal Term with respect to which Lessee shall exercise its option to renew the Lease pursuant to Section 4.2 thereof, or such shorter period as may result from termination of such Lease as provided therein.

     "Federal Power Act" shall mean the Federal Power Act, as amended.

     "FERC" shall mean the Federal Energy Regulatory Commission or any successor Governmental Authority.

     "Fixed Rate" shall mean, with respect to any Fixed Rate Portion, the rate of interest specified in the applicable Rate Fixing Addendum.

     "Fixed Rate Portion" shall have the meaning set forth in Section 2.4(b) of the Indenture.

     "Fixed Rate Renewal Term" shall mean the period after the end of the Basic Term with respect to which Lessee shall exercise its option to renew the Lease pursuant to Section 4.1 thereof, or such shorter period as may result from termination of such Lease as provided therein.

     "GAAP" shall mean generally accepted accounting principles in the United States in effect from time to time.

     "Global Common Facilities" shall mean the Global Common Facilities Site and all property (other that Local Common Facilities), whether real or personal, now existing or hereafter acquired, constructed or installed for use in common stock by one or both of the Units and one or both of Unit 3 or Unit 4 (other than the Coal Stockpile), including, without limitation, the improvements, fixtures and equipment described in Part B of Schedule 7 of the Participation Agreement (defined as the "Plant Scherer Common Facilities" in the Ownership Agreement).

     "Global Common Facilities Co-Owners" shall mean the Persons from time to time having an Ownership Share in the Global Common Facilities (defined as the "Plant Scherer Common Facilities Site" in the Ownership Agreement.

     "Global Common Facilities Interest" shall mean an undivided interest, the percentage of which is equal to one-fourth of the percentage of the Undivided Interest, as tenant-in-common with Global Common Facilities Co-Owners, in the Global Common Facilities.

     "Global Common Facilities Site" shall mean the land described as Parcel 3 in Schedule 10 to the Participation Agreement.

     "Governmental Action" shall mean any authorization, consent, approval, waiver, exception, variance, order, license, exemption, permit, publication, registration, filing or declaration of or with any Governmental Authority (other than routine reporting requirements the failure to comply with which will not affect the validity or enforceability of any of the Operative Documents or have a material adverse effect on the transactions contemplated by the Participation Agreement), the giving of notice to any Governmental Authority or other action in respect of any Governmental Authority and shall include, without limitation, those siting, environmental and operating permits and licenses which are required for the use and operation of Unit 2, including the Undivided Interest.

     "Governmental Authority" shall mean any Federal, state, county, municipal, regional or other governmental authority, agency, board or court and any other entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

     "GPC" shall mean Georgia Power Company, a corporation organized and existing under the laws of the State of Georgia.

     "Gulf" shall mean Gulf Power Company, a corporation organized and existing under the laws of the State of Maine.

     "Handy-Whitman Index" shall mean the Handy-Whitman Index of Public Utility Construction Costs published semi-annually on January 1 and July 1 of each year by Whitman, Requardt and Associates for the region which includes the area in which Unit 2 is located, or any successor to such publication, or any similar publication as shall be agreed to from time to time by Lessor and Lessee as an appropriate index of construction costs of the electric utility industry.

     "Holding Company" shall mean a "public utility company" under Section 2(a)(5) of the Holding Company Act.

     "Holding Company Act" shall mean the Public Utility Holding Company Act of 1935, as amended.

     "Indemnitee" shall mean the Bank (both in its individual capacity and in its capacity as Owner Trustee under the Trust Agreement), William J. Wade (both in his individual capacity and in his capacity as Owner Trustee under the Trust Agreement), Owner Participant, Indenture Trustee (both in its individual capacity and in its capacity as Indenture Trustee under the Indenture), each holder of a Note from time to time outstanding and the respective successors, assigns, agents, officers, directors or employees of any thereof and Affiliates of any of the foregoing.

     "Indenture" shall mean the Indenture of Trust, Deed to Secure Debt and Security Agreement, dated the Closing Date, between Owner Trustee and Indenture Trustee, bearing the same number as the Participation Agreement, and substantially in the form of Exhibit C to the Participation Agreement, as the same may be amended, modified or supplemented from time to time in accordance with the provisions thereof and of the Participation Agreement.

     "Indenture Default" shall mean an event which, after giving of notice or lapse of time, or both, would become an Indenture Event of Default.

     "Indenture Estate" shall have the meaning specified in the Granting Clause of the Indenture.

     "Indenture Event of Default" shall mean any of the events specified in
Section 4.1 of the Indenture.

     "Indenture Trustee" shall mean The First National Bank of Atlanta, a national banking association, not in its individual capacity but solely as Indenture Trustee under the Indenture, and each successor trustee or co-trustee in the trusts created by the Indenture.

     "Indenture Trustee Office" shall mean the office of the Indenture Trustee located at 2 Peachtree Street, N.E., Atlanta, Georgia 30383, Attention:
Corporate Trust Department, or such other office as may be designated by Indenture Trustee to Lessee, Owner Trustee, Owner Participant and each holder of a Note from time to time outstanding.

     "Indenture Trustee's Liens" shall mean Liens (i) in favor of any taxing authority by reason of the nonpayment by such Indenture Trustee of any Tax imposed on such Indenture Trustee in its individual capacity (excluding Liens arising from any Tax for which Lessee is obligated to indemnify under Article 6 of the Participation Agreement, other than any such Tax for which Lessee has already indemnified such Indenture Trustee) or (ii) resulting from or related to any acts of, or failure to act by, or as a result of claims (including, without limitation, any Tax) against, Indenture Trustee (including its individual capacity) arising out of any event or condition unrelated either to the Indenture or the Indenture Estate or the transactions contemplated by the Participation Agreement, the Indenture, the Lease or any other Operative Documents.

     "Integrated Transmission System" shall mean the system used for the transmission of electrical energy through the State of Georgia, owned by Lessee, GPC, MEAG and Dalton.

     "Interest" shall mean the undivided interest in the facility conveyed to Lessee by the Ownership Agreement.

     "Interim Term" shall mean the period from the Closing Date to but not including the Basic Term Commencement Date, or such shorter period as may result from earlier termination of the Lease as provided therein.

     "Investment Grade" shall mean a rating of at least "Baa" (or such other rating which at the time is the equivalent thereof) by Moody's Investor Services, Inc. or "BBB" (or such other rating which at the time is the equivalent thereof) by Standard & Poor's Corporation or, if either of such rating agencies shall cease to publish ratings, the equivalent rating of any other nationally recognized rating agency.

     "Lease" shall mean the Lease, dated the Closing Date, between Lessor and Lessee, bearing the same number as the Participation Agreement, and substantially in the form of Exhibit B to the Participation Agreement, as the same may be amended, modified or supplemented from time to time in accordance with the provisions thereof, of the Indenture and of the Participation Agreement.

     "Lease Default" shall mean an event which, after giving of notice or lapse of time, or both, would become a Lease Event of Default.

     "Lease Event of Default" shall have the meaning set forth in Article 14 of the Lease.

     "Lease Term" shall mean the term of the Lease, including the Interim Term, the Basic Term and all Renewal Terms.

     "Lease Termination Date" shall mean the last day of the Lease Term, whether occurring by reason of expiration of the Lease Term or upon earlier termination of the Lease pursuant to the terms thereof.

     "Leased Assets" shall mean, collectively, the Undivided Interest, the Unit 2 Site Interest, the Global Common Facilities Interest and the Local Common Facilities Interest.

     "Lessee" shall mean Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation), an electric membership corporation organized and operating under the laws of the State of Georgia.

     "Lessor" shall mean Owner Trustee as lessor under the Lease.

     "Lessor Possession Date" shall mean the earlier of the Lease Termination Date and the date of Ejectment.

     "Lessor's Cost" shall mean the sum of Facility Cost plus the amount of Transaction Expenses specified in Section E of Schedule 1 of the Participation Agreement.

     "Lessor's Liens" shall mean Liens (i) resulting from or related to any acts of, or any failure to act by, or as a result of claims (including, without limitation, any Tax) against, Lessor (in its individual capacity) arising out of any event or condition unrelated either to the ownership of the Undivided Interest, its interest in the other Leased Assets, the administration of the Trust Estate or the transactions contemplated by the Participation Agreement, the Trust Agreement, the Lease or any other Operative Document or (ii) in favor or any taxing authority by reason of the nonpayment by such Owner Trustee or any Tax imposed on such Owner Trustee in its individual capacity (excluding Liens arising from any Tax for which Lessee is obligated to indemnify under Article 6 of the Participation Agreement, other than any such Tax for which Lessee has already indemnified such Owner Trustee).

     "Lessor's Share" shall mean a percentage equal to the percentage of the Undivided Interest.

     "Lien" shall mean any deed to secure debt, mortgage, pledge, security interest, security title, encumbrance, lien or charge of any kind, including without limitation any conditional sale or other title retention agreement, any lease or other agreement in the nature thereof or the filing of, or agreement to give, any financing statement under the Uniform Commercial Code of any jurisdiction.

     "Loan Participant" shall mean Columbia Bank for Cooperatives, and any Person that becomes a party to the Participation Agreement under Article 7 thereof, and any successors and assigns.

     "Local Common Facilities" shall mean the Local Common Facilities Site and all property, whether real or personal, now existing or hereafter acquired, constructed or installed for use in common by the Units (other than the Coal Stockpile), including, without limitation, the improvements, fixtures and equipment described in Part A of Schedule 7 to the Participation Agreement (defined as the "Unit Common Facilities" in the Ownership Agreement).

     "Local Common Facilities Co-Owners" shall mean the Persons from time to time having an Ownership Share in the Local Common Facilities.

     "Local Common Facilities Interest" shall mean an undivided interest, the percentage of which is equal to one-half of the percentage of the Undivided Interest, as tenant-in-common with the Local Common Facilities Co-Owners, in the Local Common Facilities.

     "Local Common Facilities Site" shall mean the land described as Parcel 2 in
Schedule 10 to the Participation Agreement (defined as the "Unit Common Facilities Site" in the Ownership Agreement).

     "Majority in Interest of Noteholders" as of any date of determination shall mean Noteholders holding in aggregate more than 50% of the total outstanding principal amount of the Notes; provided, however, that any Note held by Lessee or any Affiliate of Lessee shall not be considered outstanding for purposes of determining such Majority unless Lessee or any Affiliate thereof shall hold title to all the Notes outstanding.

     "MEAG" shall mean the Municipal Electric Authority of Georgia, a public body corporate and politic and an instrumentality of the State of Georgia.

     "Mortgagees" shall mean the grantees under the REA Mortgage.

     "Net Economic Return" shall mean Owner Participant's (i) after-tax yield,
(ii) ratio of after-tax cash flow to Facility Cost and (iii) total after-tax cash flow, in each case, determined by using the same assumptions and methods of calculation employed by Owner Participant in its original evaluation of the transactions contemplated by the Operative Documents (including the assumption so employed that the rate of interest borne by the Notes is 11.5%).

     "Note" shall mean any note issued by Owner Trustee pursuant to the Indenture, from time to time outstanding under the Indenture.

     "Noteholder" shall mean any holder from time to time of a Note outstanding.

     "Note Register" shall have the meaning set forth in Section 2.8 of the Indenture.

     "Officers' Certificate" shall mean, as to any corporation, a certificate signed by the President or any Vice President and by the Comptroller, Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of such corporation and, as to any other entity, a certificate of any individual generally authorized to execute and deliver contracts on behalf of such entity.

     "Official Statement" shall mean the Offering Statement, dated October 31, 1985, relating to the issuance and sale of $25,000,000 aggregate principal amount of Development Authority of Appling County (Georgia) Pollution Control Revenue Bonds, Series 1985 (Oglethorpe Power Corporation Hatch Project) and $200,000,000 aggregate principal amount of Development Authority of Burke County (Georgia) Pollution Control Revenue Bonds, Series 1985 (Oglethorpe Power Corporation Vogtle Project).

     "Operating Agreement" shall mean the Operating Agreement, dated as of May 15, 1980, among GPC, Lessee, MEAG and Dalton, as amended by the Amendment to Operating Agreement and by the Co-Owner's Consent, and as the same may be amended, modified or supplemented from time to time.

     "Operative Documents" shall mean the Participation Agreement, the Trust Agreement, the Lease, the Deed and Bill of Sale, the Supporting Assets Lease, the Assignment, the Supporting Assets Sublease, the Indenture, the Note, the REA Consent, the Co-Owners' Consent, the Tax Indemnification Agreement, the Ownership Agreement and the Operating Agreement.

     "Operator" shall mean the operator from time to time under the Ownership Agreement and the Operating Agreement.

     "Other Co-Owners" shall mean the Co-Owners other than Lessor and Lessor under the Other Participation Agreements.

     "Other Owner Participants" shall mean, collectively, each of the entities becoming a beneficial owner of an undivided interest in Unit 2, other than the Owner Participant.

     "Other Participation Agreements" shall mean all other participation agreements to which Lessee and any of the Other Owner Participants are parties, relating to the sale and leaseback of undivided interests in Unit 2.

     "Owner Participant" shall mean the entity specified as such in section A of
Schedule 1 to the Participation Agreement and its successors and assigns in each case as permitted under the Trust Agreement and the Participation Agreement.

     "Owner Participant's Liens" shall mean Liens (i) resulting from or related to any acts of, or any failure to act by, or as a result of claims (including, without limitation, any Tax) against, Owner Participant arising out of any event or condition unrelated to the transactions contemplated by the Participation Agreement, the Trust Agreement, the Lease or any other Operative Document or
(ii) in favor of any taxing authority by reason of the nonpayment by such Owner Participant of any Tax imposed on such Owner Participant (excluding Liens arising from any Tax for which Lessee is obligated to indemnify under Article 6 of the Participation Agreement, other than any such Tax for which Lessee has already indemnified such Owner Participant).

     "Owner Trustee" shall mean Wilmington Trust Company, a Delaware banking corporation, together with any co-trustee appointed pursuant to Section 10.2 of the Trust Agreement, and each successor as Owner Trustee, not in their individual capacities (except as expressly provided otherwise) but solely as trustees under the Trust Agreement.

     "Ownership Agreement" shall mean the Purchase and Ownership Participation Agreement, dated as of May 15, 1980, among GPC, Lessee, MEAG and Dalton, as amended by the Amendment to Ownership Agreement and by the Co-Owner's Consent, and as the same may be amended, modified or supplemented from time to time.

     "Ownership Share" of any Person in property, shall mean an undivided ownership interest, as tenant-in-common with each other Person owning an undivided ownership interest in such property.

     "Participants" shall mean, collectively, Loan Participant and Owner Participant.

     "Participation Agreement" shall mean the Participation Agreement, dated the Closing Date, among Lessee, Owner Trustee, Indenture Trustee, Loan Participant and Owner Participant, bearing the number specified on the cover of this Appendix A, as the same may be amended, modified or supplemented from time to time in accordance with the provisions thereof and of the Indenture.

     "Permitted Exceptions" shall mean those exceptions to Lessee's title to the Site listed on Schedule 8 to the Participation Agreement.

     "Permitted Investments" shall mean (i) obligations of the United States of America, or fully guaranteed as to interest and principal by the United States of America, maturing in not more than one year, (ii) certificates of deposit having a final maturity of not more than 30 days after the date of issuance thereof of any commercial bank incorporated under the laws of the United States of America or any state thereof or the District of Columbia which bank is a member of the Federal Reserve System and has a combined capital and surplus of not less than $800,000,000 and (iii) commercial paper, rated P-1 (or such other rating which at the time is the equivalent thereof) by Moody's Investors Services, Inc., or A-1 (or such other rating which at the time is the equivalent thereof) by Standard & Poor's Corporation or, if either of such rating agencies shall cease to publish ratings, the equivalent rating of any other nationally recognized rating agency, having a remaining term until maturity of not more than 90 days, other than any such obligation, certificate of deposit or commercial paper issued by Owner Trustee, Indenture Trustee or Loan Participant.

     "Permitted Liens" shall mean (i) the respective rights and interests of Lessee, Participants, Lessor and Indenture Trustee, as provided in the Operative Documents, (ii) Lessor's Liens, Owner Participant's Liens and Indenture Trustee's Liens, (iii) Liens for Taxes assessed against Lessee either not delinquent or being contested in good faith and by appropriate proceedings diligently conducted, so long as such proceedings shall not involve any material danger of the sale, forfeiture or loss of any part of the Undivided Interest, the Unit 2 Site Interest, the Global Common Facilities Interest, the Local Common Facilities Interest, the Trust

Estate or the Indenture Estate, and shall not materially interfere with the use or disposition of any of the foregoing or any part thereof and shall not impair the payment of Rent, (iv) inchoate materialmen' mechanics', workers', repairmen's, employees' or other like Liens arising in the ordinary course of business or in the course of constructing, equipping or installing Unit 2 or the Common Facilities for amounts either not delinquent or being contested in good faith and by appropriate proceedings so long as such proceedings shall not involve any material danger of the sale, forfeiture or loss of any part of the Undivided Interest, the Unit 2 Site Interest, the Global Common Facilities Interest, the Local Common Facilities Interest, the Trust Estate or the Indenture Estate, and shall not materially interfere with the use or disposition of any of the foregoing or any part thereof and shall not impair the payment of Rent, (v) Liens arising out of judgments or awards against Lessee with respect to which at the time an appeal or proceeding for review is being prosecuted in good faith and either which have been bonded or for the payment of which adequate reserves shall have been provided in accordance with GAAP, (vi) except with respect to the property (including, without limitation, the Undivided Interest) conveyed to Owner Trustee by the Deed and Bill of Sale and, in the case of property described in clause (B) of the definition of the term "Undivided Interest", conveyed by a deed and bill of sale, in form and substance satisfactory to Owner Trustee, Owner Participant and Indenture Trustee, the Lien of the REA Mortgage and the Liens permitted thereby, (vii) the rights of, and any other Liens created by or incurred through or under, the Other Owner Participants, the Oc-Owners, the Global Common Facilities Co-Owners, the Local Common Facilities Co-Owners and any other Facility user and their respective successors, assigns and mortgagees, except any such Liens arising solely as a result of a breach by Lessee of any term of the Ownership Agreement or the Operating Agreement, (viii) mineral rights, utility access and other licenses, easements or servitudes the use and enjoyment of which do not materially interfere with the use, possession, maintenance and repair of, and access to, Unit 2 or the Common Facilities, and (ix) Permitted Exceptions.

     "Person" shall mean any individual, partnership, corporation, trust, association, joint venture, joint stock company, non-incorporated organization, government or any department or agency thereof, or any other entity.

     "Points of Interconnection" shall mean the bus at the switchyard at which Unit 2 is interconnected with transmission facilities of the Integrated Transmission System.

     "Prime Rate" shall mean the published base rate per annum of Citibank, N.A., in New York, New York, to responsible and substantial borrowers, in effect from time to time.

     "Pro Rata Share" shall mean the percentage obtained by multiplying 100 by a fraction, the numerator of which is the percentage which is equal to the Undivided Interest and the denominator of which is 60.

     "Prudent Utility Practice" shall have the meaning set forth in Section 4(c) of the Ownership Agreement as in effect on the Closing Date.

     "Public Utility" shall mean a "public utility" as defined in section 201(e) of the Federal Power Act.

     "PURPA" shall mean the Public Utility Regulatory Policies Act of 1978, as amended.

     "Rate Fixing Addendum" shall have the meaning set forth in Section 2.4(b) of the Indenture.

     "Rated Capacity" shall mean 818 MW maximum continuous rating at the generator terminals.

     "REA" shall mean the United States of America, acting by and through the Administrator of the Rural Electrification Administration of the Department of Agriculture and any agency that may succeed to the functions exercised by it under the REA Mortgage.

     "REA Consent" shall mean the collective reference to the Consent and Agreement of Mortgagees and the REA Partial Release.

     "REA Mortgage" shall mean the Consolidated Mortgage and Security Agreement, dated as of October 15, 1985, among Lessee, as Mortgagor, and the Mortgagees, as supplemented, modified or amended to the date of execution and delivery of the Participation Agreement, as the same may be hereafter supplemented, modified or amended, and any new deed to secure debt, indenture or security agreement placed on the property of Lessee in substitution for such deed to secure debt (including the "1978 Mortgage", the "1982 Mortgage", the "1984 June Mortgage" and the "1984 December

Mortgage", each as defined in the REA Mortgage). Any reference to a section or provision in the REA Mortgage shall refer to the successor section or provision in any supplemented, amended or successor mortgage notwithstanding any change in the numbering or headings of such sections or provisions.

     "REA Partial Release" shall mean the Partial Release and Subordination Agreement, dated the Closing Date, among The United States of America, Columbia Bank for Cooperatives, Trust Company Bank, as Trustee under certain Bond Indentures therein specified, and Lessee, and substantially in the form of Exhibit L to the Participation Agreement, as the same may be amended, modified or supplemented from time to time in accordance with the provisions thereof, of the Indenture and of the Participation Agreement.

     "Redelivery" shall mean redelivery of the Undivided Interest at the expiration of the Lease Term as provided in, and in accordance with, Article 7 of the Lease.

     "Refinancing" shall mean any refunding or refinancing of any Notes under
Article 7 of the Participation Agreement.

     "Refinancing Approvals" shall mean all orders, licenses, consents, authorizations, approvals, notices, registration and filings with any Federal, state, municipal or other Governmental Authority required in connection with any Refinancing, including without limitation any of the foregoing required under the Securities Act or any other Federal, state or other securities laws or under Chapters 1 through 4A of Title 46 of the Official Code of Georgia relating to the issuance of securities.

     "Refinancing Date" shall mean the date any outstanding Notes are refunded in connection with a Refinancing.

     "Regulations" shall mean the Treasury Regulations, including Temporary Regulations, as amended from time to time, promulgated under the Code by the Treasury Department of the United States.

     "Regulatory Acts" shall mean the Federal Power Act, Holding Company Act, Chapters 1 through 4A of Title 46 of the Official Code of Georgia, and all other Federal or state laws relating to public utilities or the generation, transmission, production or sale of electric power or steam energy.

     "Renewal Term" shall mean any of the periods after the end of the Basic Term with respect to which Lessee shall exercise its options to renew the Lease pursuant to Article 4 of the Lease, or such shorter period as may result from the termination of such Lease as provided therein.

     "Rent" shall mean Basic Rent and Supplemental Rent, collectively.

     "Rent Differential" shall have the meaning set forth in Section 3.3 of the Lease.

     "Rent Payment Date" shall mean and include, with respect to the Interim Term, December 31, 1985, with respect to the Basic Term, each December 31 and June 30, beginning June 30, 1986 through and including June 30, 2013, and with respect to any Renewal Term, each semi-anniversary of the first day of such Renewal Term through and including the anniversary of such first day which constitutes the last day of such Renewal Term.

     "resulting entity" shall have the meaning set forth in Section 5.5(t) of the Participation Agreement.

     "Ruling" shall mean the letter ruling, dated June 2, 1983, issued by the Service to Lessee pursuant to which the Service rules that Lessee's property is not public utility property within the meaning of Sections 46(f)(5) and 168(g)(1) of the Code.

     "SAC" shall mean any of the scheduled activity codes used to further specify assets represented in the Code of Accounts.

     "Scherer Project Agreements" shall mean all agreements to which Lessee is a party, including, without limitation, the Ownership Agreement and the Operating Agreement, which relate to the ownership, possession, use and operation of Unit 2, the Common Facilities and the Unit 2 Site.

     "Secured Note" shall mean the Secured Note created and established pursuant to Section 2.4 of the Indenture and any Note issued in exchange or substitution therefor.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Service" shall mean the Internal Revenue Service of the United States of America.

     "Site" shall mean, collectively, the Unit 2 Site and the Common Facilities Site.

     "Stipulated Interest Rate" shall be 11.50% (calculated on the basis of a 360-day year of twelve 30-day months) on the Closing Date, and at any time thereafter shall mean the lesser of (i) 2% above the greater of (a) the Prime Rate or (b) the interest rate from time to time payable on the Notes outstanding and (ii) the highest rate of interest permitted by Applicable Law.

     "Stipulated Loss Value" as of any Rent Payment Date during the Interim Term or the Basic Term, shall mean an amount equal to the product of (x) Facility Cost and (y) the percentage set forth opposite such Rent Payment Date in Section G of Schedule 1 to the Participation Agreement; provided, however, that the percentages set forth in such Section G shall be subject to adjustment as provided in Section 8.1 of the Participation Agreement; and as of any Rent Payment Date during any Renewal Term, shall mean the amount determined pursuant to Section 4.3 of the Lease. Notwithstanding anything in the Lease or in any other Operative Document to the contrary, Stipulated Loss Value payable pursuant to the Lease as of any date shall be, together with all other amounts payable under the Lease on such date, under any circumstances and in any event, in an amount at least sufficient to pay in full, as of any date of payment, the aggregate unpaid principal amount of, and premium, if any, and interest on, the Notes then outstanding at the close of business on such date.

     "Subsidiary Company" shall mean a "subsidiary company," as defined in section 2(a)(8) of the Holding Company Act,  of a Holding Company.

     "Supplemental Financing" shall have the meaning ascribed thereto in
Section 10.2 of the Lease.

     "Supplemental Financing Amount" shall mean that portion of Lessor's Share of the Cost of a Capital Improvement which may be capitalized under section 263 of the Code and the Regulations thereunder.

     "Supplemental Rent" shall mean any and all amounts, liabilities and obligations other than Basic Rent which Lessee assumes or agrees to pay to or on behalf of Lessor, any Participant, Indenture Trustee or any Indemnitee under any Operative Document (whether or not designated as Supplemental
Rent), including without limitation Stipulated Loss Value, Termination Value, Fair Market Sales Value and Fair Market Rental Value payments, damages for breach of any covenants, representations, warranties, indemnities or agreements therein.

     "Support Agreements" shall mean the collective reference to the Supporting Assets Lease, the Operating Agreement, the Ownership Agreement and the Co-Owners' Consent.

     "Supporting Assets Lease" shall mean the Supporting Assets Lease, dated the Closing Date, between Lessee and Owner Trustee, bearing the same number as the Participation Agreement, and substantially in the form of Exhibit E to the Participation Agreement, as the same may be amended, modified or supplemented from time to time in accordance with the provisions hereof, of the Indenture and of the Participation Agreement.

     "Supporting Assets Sublease" shall mean the Supporting Assets Sublease, dated the Closing Date, between Owner Trustee and Lessee, bearing the same number as the Participation Agreement, and substantially in the form of Exhibit F attached to the Participation Agreement, as the same may be amended, modified or supplemented from time to time in accordance with the provisions thereof, of the Indenture and of the Participation Agreement.

     "System" shall mean all those assets listed on Schedule 6 to the Participation Agreement which both separately and collectively constitute an asset listed on such Schedule 6, and which are so related so as to interact and function as a complex whole.

     "Tax" shall mean any and all fees (including without limitation documentation, recording, license and registration fees), taxes (including without limitation income, gross receipts, sales, use, property (personal and real, tangible and intangible), excise and stamp taxes), levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, general or special, ordinary or extraordinary, together with any and all penalties, fines, additions to tax and interest thereon.

     "Tax Indemnification Agreement" shall mean the Tax Indemnification Agreement, dated the Closing Date, between Lessee and Owner Participant, bearing the same number as the Participation Agreement, and substantially in the form of Exhibit D to the Participation Agreement, as the same may be amended, modified or supplemented from time to time in accordance with the provisions thereof, of the Indenture and of the Participation Agreement.

     "Termination Date" and "Termination Notice" shall have the respective meanings set forth in Article 6 of the Lease.

     "Termination Value" as of any Rent Payment Date during the Interim Term or the Basic Term, shall mean an amount equal to the product of (x) Facility Cost and (y) the percentage set forth opposite such Rent Payment Date in section H of Schedule 1 to the Participation Agreement; provided, however, that the percentages set forth in such section H shall be subject to adjustment as provided in Section 8.1 of the Participation Agreement; and as of any Rent Payment Date during any Renewal Term, shall mean the amount determined pursuant to Section 4.3 of the Lease. Notwithstanding anything in the Lease or in any other Operative Document to the contrary, Termination Value payable pursuant to the Lease as of any date shall be, together with all other amounts payable under the Lease on such date, under any circumstances and in any event, in an amount at least sufficient to pay in full, as of any date of payment, the aggregate unpaid principal amount of, and premium, if any, and interest on, the Notes then outstanding at the close of business on such date.

     "Transaction Expenses" shall mean a Pro Rata Share of Aggregate Transaction Expenses.

     "Transaction Expenses Account" shall have the meaning set forth in
Section 3.4 of the Trust Agreement.

     "Transfer" shall mean the transfer, by deed and bill of sale or otherwise, by Lessor to any Person of all Lessor's right, title and interest in and to the Undivided Interest on an "as is, where is" basis, free and clear of all Lessor's Liens and Owner Participant's Liens but otherwise without recourse, representation or warranty, express or implied, including an express disclaimer of representations and warranties, together with the due assumption by such Person of, and the due release of Lessor from, except as expressly provided in Section 15 of the Participation Agreement, all Lessor's obligations and liabilities under the Operative Documents by instrument or instruments satisfactory in form and substance to Lessor.

     "Transferee" shall have the meaning ascribed thereto in Section 10.1 of the Participation agreement.

     "Trust Agreement" shall mean the Trust Agreement, dated the Closing Date, between Bank and Owner Participant, bearing the same number as the Participation Agreement, and substantially in the form attached as Exhibit A to the Participation Agreement, as the same may be amended, modified or supplemented from time to time in accordance with the provisions thereof, of the Indenture and of the Participation Agreement.

     "Trust Estate" shall have the meaning set forth in Section 2.2 of the Trust Agreement.

     "Undivided Interest" shall mean an undivided interest equal to the percentage set forth in section C of Schedule 1 to the Participation Agreement, as a tenant-in-common with the Co-Owners, of Owner Trustee, and through Owner Trustee, Owner Participant, in (A) all assets described in
Schedule 6 to the Participation Agreement which are located on or attached to the Unit 2 Site and (B) all assets title to which vests in Lessor pursuant to the Lease, with the estate of Owner Trustee being concurrent as to right and priority with that of each other Co-Owner, and with the estate of Owner Participant being concurrent as to the right and priority with that of each Other Owner Participant.

     "Uniform System of Accounts" shall mean the Uniform System of Accounts prescribed by REA (REA Bulletin 181-1), as in effect on the Closing Date, as amended or modified from time to time or the chart of accounts and accounting classifications which may be substituted for such Uniform System of Accounts from time to time by REA or its successor for such purpose.

     "Unit 1" shall mean the 818 MW (nameplate capacity) coal-fired electric generating unit located in Monroe County, Georgia, designated as "Unit No. 1" in the Ownership Agreement more specifically described in the Ownership Agreement.

     "Unit 2" shall mean the 818 MW (nameplate capacity) coal-fired electric generating unit located on the Unit 2 Site in Monroe County, Georgia designated as "Unit No. 2" in the Ownership Agreement (including the assets described in clauses (A) and (B) of the definition of "Undivided Interest").

     "Unit 2 Intangibles" shall mean the existing intangible property rights, and such additional intangible property rights as hereafter may be acquired associated with the planning, licensing, design, construction, acquisition, completion, operation, renewal, addition, replacement, modification and disposal of Unit 2.

     "Unit 2 Inventories" shall mean the inventories of materials, supplies, fuel (other than fuel constituting a part of the Coal Stockpile), tools and equipment solely for use in connection with Unit 2.

     "Unit 2 Site" shall mean the land described as Parcel 1 in Schedule 10 to the Participation Agreement.

     "Unit 2 Site Interest" shall mean an undivided interest, the percentage of which is equal to the Undivided Interest, as tenant-in-common with the Co-Owners, in the Unit 2 Site.

     "Unit 3" shall mean the 818 MW (nameplate capacity) coal-fired electric generating unit to be constructed in Monroe County, Georgia, designated as "Scherer Unit No. 3," more specifically described in the Ownership Agreement.

     "Unit 4" shall mean the 818 MW (nameplate capacity) coal-fired electric generating unit to be constructed in Monroe County, Georgia, designated as "Scherer Unit No. 4," more specifically described in the Ownership Agreement.

     "Unit Model" shall mean that model of Unit 1, Unit 2, Unit 3 and Unit 4 located on the third floor of the service building located on the Unit 2 Site.

     "Units" shall mean, collectively, Unit 1 and Unit 2.

     Each of the following terms shall have the respective meanings assigned in the Section reference to the Tax Indemnification Agreement specified in the parentheses after such term: "ACRS" (1.1(c)); "ACRS Deductions" (1.1(d)); "Amortization Deductions" (1.1(h)); "Change in Tax Law" (7); "Effective Date" (4); "Effective Rate" (5(a)); "Final Determination" (8(e)); "5-Year Confirmation" (3.1(d)); "5-Year Property" (1.1(c)(ii)); "Group" (1.1(a)); "Indemnity Payment" (3.2); "Interest Deductions" (1.1(e)); "Lessee's Adjusted Basis" (1.1(d)(ii)); "Lessee's Tax Counsel" (8(b)); "Lessee's Unadjusted Basis" (1.1(d)(ii)); "Lessor's Basis" (1.1(c)); "Owner Participant's Tax Counsel" (3.2(a)); "Owner Trust" (1.1(a)); "Preliminary Rent Adjustment" (3.1(b)); "Public Utility Property Determination" (3.1(a)); "Special 5-Year Property" (1.1(c)(i)); "Tax Loss" (3.2(b)); "Trigger Event" (3.1(b)).

                                  END OF APPENDIX A

                                      APPENDIX B

                                     DEFINITIONS

                                      APPENDIX B

                                  Table of Contents



Defined Term                                                                    Page

Bonds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
CBC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Co-Owner Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Collateral Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Collateral Trust Indenture . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Company. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Designated Installments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
First Supplemental Indenture . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Georgia Bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Georgia Trust Estate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Georgia Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Indemnitee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Interest Payment Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Lease Supplement No. 1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Lessor's Refunding Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Majority in Interest of Noteholders. . . . . . . . . . . . . . . . . . . . . . . . .2
1991 Designated Installment. . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
1996 Designated Installment. . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
Non-Obsolescence Events. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
Noteholder . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
Notice Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
Obsolescence Events. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
Obsolescence Redemption Date . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
Original Indenture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
Original Participation Agreement . . . . . . . . . . . . . . . . . . . . . . . . . .3
Original Trust Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Original Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Other Leases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Other Supplemental Participation Agreements. . . . . . . . . . . . . . . . . . . . .4
Owner Trust Transfer Documents . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Premium Redemption Prices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Redemption Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Refinancing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Refinancing Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4


                                      (i)


Refinancing Documents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Refinancing Transaction Expenses . . . . . . . . . . . . . . . . . . . . . . . . . .5
Refunding Lessor Note. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Registration Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Stipulated Interest Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Supplemental Participation Agreement . . . . . . . . . . . . . . . . . . . . . . . .5
Transfer Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Trust Supplement No. 2 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
2009 Designated Installment. . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
Underwriters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
Underwriting Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
U.S. Government Obligations. . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
Wade . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6


                                     (ii)

     "Bonds" shall means the Serial Facility Bonds due 1991, 1996 and 2011 issued by the Company pursuant to the Collateral Trust Indenture.

     "CBC" shall mean Columbia Bank for Cooperatives, a bank chartered by the United States of America and supervised and examined by the Farm Credit Administration.

     "Co-Owner Trustee" shall mean Wade when acting as an Owner Trustee under the Trust Agreement.

     "Collateral Trustee" shall mean Trust Company Bank, a Georgia banking corporation, not in its individual capacity, but solely as Collateral Trustee under the Collateral Trust Indenture, and each successor trustee or co-trustee in the trusts created by the Collateral Trust Indenture.

     "Collateral Trust Indenture" shall mean the Collateral Trust Indenture dated as of October 15, 1986 among Lessee, Company and Collateral Trustee, as the same may be amended, modified or supplemented from time to time in accordance with the provision thereof and of the supplemental Participation Agreement.

     "Company" shall mean OPC Scherer Funding Corporation, a Delaware corporation.

     "Designated Installments" shall mean, collectively, the 1991 Designated Installment, the 1996 Designated Installment and the 2009 Designated Installment.

     "Expenses" shall have the meaning specified in Section 8.1 of the Original Trust Agreement.

     "First Supplemental Indenture" shall mean the First Supplemental Indenture of Trust, Deed to Secure Debt and Security Agreement, dated the Refinancing Date, between Owner Trustee and Indenture Trustee, bearing the number specified on the cover of this Appendix B.

     "Georgia Bank" shall mean The Citizens and Southern National Bank, a national banking association.

     "Georgia Trust Estate" shall mean the Undivided Interest, the Lease, the Deed and Bill of Sale, the Supporting Asses Lease, the Supporting Assets Sublease, the Assignment, the Ownership Agreement, the Operating Agreement, and any other tangible or intangible property designated by Owner Participant as part of the Georgia Trust Estate.

     "Georgia Trustee" shall mean Georgia Bank and any successor institution which shall act as an Owner Trustee in accordance with Article IX of Trust Supplement No. 2 and the terms of the Trust Agreement, when acting as an Owner Trustee under the Trust Agreement.

     "Indemnitee" shall mean Bank, Original Trustee, Wade, Co-Owner Trustee, Georgia Bank, Georgia Trustee, Owner Participant, Indenture Trustee (both in its individual capacity and its capacity as Indenture Trustee under the Indenture), each holder of a Note from time to time outstanding and the respective successors, assigns, agents, officers, directors or employees of any thereof and Affiliates of any of the foregoing.

     "Interest Payment Date" shall mean, with respect to each Note, the due date provided therein for the payment of interest, and with respect to the Refunding Lessor Note, June 30 and December 31 of each year.

     "Lease Supplement No. 1" shall mean the First Supplement to Lease Agreement bearing the number specified on the cover of this Appendix B dated as of October 15, 1986, between Lessor and Lessee.

     "Lessor's Refunding Share" shall mean a fraction, the numerator of which is equal to the product of the Undivided Interest times 100, and the denominator of which is equal to 39.1139240.

     "Majority in Interest of Noteholders" shall mean, as of any date of determination, Noteholders holding in the aggregate more than 50% of the total outstanding principal amount of the Notes; provided, however, that each
Note issued by the Lessor then outstanding shall be considered for purposes of determining such Majority only with respect to the proportionate aggregate unpaid principal amount of such Note then outstanding which is (i) certified by the holder of such Notes to be held by it for its own account and not pledged as collateral for any of its obligations or (ii) certified by the holder of such Notes as being pledged as collateral for one or more of its obligations, or obligations with respect to which it is acting as trustee under a related indenture, but in respect of which it has received a directive satisfactory in form and substance to the Indenture Trustee, given by the holder or holders of a proportionate interest in the obligations secured by such Notes in accordance with the instruments governing such obligations; and, provided, further, that any Note held by Lessee or any Affiliate of Lessee shall not be considered outstanding for purposes of determining such Majority unless Lessee or any such Affiliate shall hold title to all Notes outstanding.

     "1991 Designated Installment" shall mean that portion of the principal amount of the Refunding Lessor Note payable in a designated series of payments and having a final payment date of December 31, 1991.

     "1996 Designated Installment" shall mean that portion of the principal amount of the Refunding Lessor Note payable in a designated series of payments and having a final payment date of December 31, 1996.

     "Non-Obsolescence Events" shall mean (i) an Event of Loss or (ii) the sale of the Undivided Interest pursuant to Article 5 of the Lease.

     "Noteholder" shall mean any holder from time to time of a Note outstanding, including any pledgee designated as a Noteholder pursuant to
Section 2.8 of the Indenture.

     "Notice Date" shall have the meaning specified in Section 5.1 of Trust Supplement No. 2.

     "Obsolescence Events" shall mean those events entitling Lessee to terminate the Lease pursuant to Article 6 thereof.

     "Obsolescence Redemption Date" shall mean the Business Day specified by Owner Trustee at the written direction of Lessee, which date shall be from forty-five (45) to sixty (60) days after the Termination Date, provided that the Indenture Trustee has received cash or U.S. Government Obligations, or both, in the amount required in Article 6 of the Lease as a result of the exercise by Lessee of the right to terminate the Lease pursuant to Article 6 of the Lease.

     "Original Indenture" shall mean the Indenture of Trust, Deed to Secure Debt and Security Agreement, dated December 30, 1985, between the Owner Trustee and Indenture Trustee, bearing the number specified on the cover of this Appendix B.

     "Original Participation Agreement" shall mean the Participation Agreement, dated December 30, 1985, among Lessee, the party designated as Owner Participant on the cover page thereof, Original Trustee, and CBC, bearing the number specified on the cover of this Appendix B.

     "Original Trust Agreement" shall mean the Trust Agreement, dated the Closing Date, between Original Trustee and the party designated as Owner Participant on the cover page thereof, bearing the number specified on the cover of this Appendix B.

     "Original Trustee" shall mean Bank, when acting as an Owner Trustee under the Trust Agreement.

     "Other Leases" shall mean those certain Lease Agreements, each dated December 30, 1985, between Original Trustee and Co-Owner Trustee, as Owner Trustees, and Lessee, entered into pursuant to the Other Participation Agreements, other than Lease Agreement No. 1, dated December 30, 1985, between Lessee and Owner Trustee (under Trust Agreement No. 1, between Owner Trustee and IBM Credit Financing Corporation), as amended.

     "Other Supplemental Participation Agreements" shall mean all other supplemental participation agreements, each dated October 9, 1986, to which Lessee or any of the Other Owner Participants are parties, relating to the Refinancing consummated on the Refinancing Date, other than any supplemental participation agreement to which IBM Credit Financing Corporation is a party.

     "Owner Trust Transfer Documents" shall mean the documents transferring all right, title and interest in and to the Georgia Trust Estate from Original Trustee to Georgia Trustee, as described in Section 2.2 of Trust Supplement No. 2.

     "Premium Redemption Prices" shall mean the redemption prices (each expressed as a percentage of principal amount) for each of the Designated Installments set forth in Schedule 2 to the Refunding Lessor Note in the column for each such Designated Installment.

     "Redemption Date" shall mean, when used with respect to any Note to be redeemed, the date fixed for such redemption by or pursuant to the Indenture or the respective Note.

     "Refinancing" shall have the meaning specified in Section 7.1 of the Participation Agreement.

     "Refinancing Date" shall mean, when used with respect to the First Supplemental Indenture and this Appendix B, the date determined pursuant to
Section 2.03 of the Supplemental Participation Agreement.

     "Refinancing Documents" shall mean, collectively, the Owner Trust Transfer Documents, Trust Supplement No. 2, the Supplemental

Participation Agreement, the First Supplemental Indenture, the Refunding Lessor Note, and the Lease Supplement No. 1.

     "Refinancing Transaction Expenses" shall mean the sum of (a) the aggregate of the amounts referred to in clause (b) of the definition of "Refinancing Transaction Expenses" contained in Appendix B to each of the Other Supplemental Participation Agreements, plus (b) all fees, expenses, disbursements and costs incurred by or on behalf of Owner Trustee, Owner Participant, Lessee, Company or Indenture Trustee in connection with the preparation, execution and delivery of the Refinancing Documents and the Refinancing consummated on the Refinancing Date.

     "Refunding Lessor Note" shall mean, the Refunding Lessor Note created and established pursuant to Section 2.4 of the Indenture and any Note issued in exchange or substitution thereof.

     "Registration Statement" shall mean the form S-1 Registration Statement File No. 33-7591 relating to the Bonds as filed with the Securities and Exchange Commission on July 29, 1986 and any amendments thereto.

     "Stipulated Interest Rate" shall mean the lesser of (i) two percent (2%) per annum above the greater of (A) the published base rate of Citibank, N.A., in New York, New York, in effect from time to time and (B) the rate of interest on the 2009 Designated Installment and (ii) the highest interest rate per annum permitted by Applicable Law.

     "Supplemental Participation Agreement" shall mean the Supplemental Participation Agreement dated October 9, 1986, among Lessee, Owner Participant, Original Trustee, Georgia Trustee, Indenture Trustee, Company and Collateral Trustee, bearing the number specified on the cover of this Appendix B.

     "Transfer Date" shall mean the date specified in Section 2.2 of Trust Supplement No. 2.

     "Trust Supplement No. 2" shall mean Trust Supplement No. 2, dated as of October 7, 1986, to the Trust Agreement among Owner Participant, Original Trustee, Co-Owner Trustee, and Georgia Trustee bearing the number specified on the cover of this Appendix B.

     "2009 Designated Installment" shall mean that portion of the principal amount of the Refunding Lessor Note payable in a designated series of payments and having a final payment date of June 30, 2009.

     "Underwriters" shall mean Smith Barney, Harris Upham & Co. Incorporated, Merrill Lynch Capital Markets (Merrill Lynch, Pierce, Fenner & Smith Incorporated) and the other Underwriters listed on Schedule I to the Underwriting Agreement.

     "Underwriting Agreement" shall mean the Underwriting Agreement dated October 9, 1986 among the Underwriters, Lessee and Company.

     "U.S. Government Obligations" shall mean securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction in the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

     "Wade" shall mean William J. Wade, an individual having an office at One Rodney Square, Wilmington, Delaware.

                                 APPENDIX C

                             DEFINITIONS NO. 2

"Additional Lessor Note Interest" shall have the meaning set forth in the Series 1997 Refunding Lessor Note.

"Amendment No. 1 to the Tax Indemnification Agreement" means the Amendment No. 1 to the Tax Indemnification Agreement No. 2, dated as of December 17, 1997, between the Lessee and the Owner Participant.

"Bankruptcy Act" has the meaning set forth in Section 4.1(d) of the Restated Indenture.

"Collateral Trust Trustee" means SunTrust Bank, Atlanta, not in its individual capacity but solely as trustee under the Collateral Trust Indenture.

"Collateral Trust Indenture" means the Collateral Trust Indenture, dated as of December 1, 1997, among Lessee, the Funding Corporation and the Collateral Trust Trustee, as the same may be amended, modified or supplemented from time to time in accordance with the provisions thereof and of the Participation Agreement.

"Exchange and Registration Rights Agreement" means the Exchange and Registration Rights Agreement, dated as of December 17, 1997, among Oglethorpe, the Funding Corporation and the Purchasers, as the same may be amended, modified or supplemented from time to time in accordance with the provisions thereof.

"Existing Participation Agreement" means the Original Participation Agreement as amended, modified and supplemented by the First Supplemental Participation Agreement.

"Facility Bonds" means the Serial Facility Bonds due June 30, 2011 issued by the Funding Corporation pursuant to the Collateral Trust Indenture, comprised of the Initial Series of Bonds and the Exchange Series of Bonds (both as defined in the Collateral Trust Indenture).

"First Lease Supplement" means the First Supplement to Lease Agreement No. 2, dated as of October 15, 1986, between the Lessor and the Lessee.

"First Supplemental Participation Agreement" means the Supplemental Participation Agreement No. 2, dated as of October 9, 1986, among Lessee, Owner Participant, the Original Trustee, the Georgia Trustee, the Indenture Trustee, the Original Funding Corporation, the Original Collateral Trust Trustee and the Loan Participant.

"Ford Assignment and Assumption Agreement" means the Assignment and Assumption Agreement, dated as of September 21, 1996, by and among Ford Motor Credit Company, DFO Holding Company and DFO Partnership.

"Funding Corporation" means OPC Scherer 1997 Funding Corporation A, a corporation organized under the laws of the state of Delaware.

"Indemnitee" shall mean Bank, Original Trustee, Wade, Co-Owner Trustee, Georgia Bank, Georgia Trustee, Owner Participant, Indenture Trustee (both in its individual capacity and its capacity as Indenture Trustee under the Restated Indenture), the Collateral Trust Trustee, the Original Collateral Trust Trustee, each holder of a note from time to time outstanding and the respective successors, assigns, agents, officers, directors or employees of any thereof and Affiliates of any of the foregoing."

"Indenture Trustee" means The Bank of New York Trust Company of Florida, N.A., a national banking association, not in its individual capacity but solely as indenture trustee under the Indenture, and each successor trustee or co-trustee of the trusts created by the Indenture.

"Lease" means the Lease Agreement No. 2, dated as of December 30, 1985, between the Lessor and the Lessee, as amended, modified and supplemented by the First Lease Supplement and the Second Lease Supplement and as further amended, modified and supplemented from time to time.

"1997 Refinancing Date" has the meaning assigned to such term in Section 2.03 of the Second Supplemental Participation Agreement.

"1997 Refinancing Documents" means the Second Supplemental Participation Agreement, the Restated Indenture, the Series 1997 Refunding Lessor Note and the Second Lease Supplement.

"1997 Refinancing Transaction Expenses" means the sum of (a) the aggregate of the amounts referred to in clause (b) of the definition of "1997 Refinancing Transaction Expenses" contained in Appendix C to each of the Other Second Supplemental Participation Agreements, plus (b) all other fees, expenses, disbursements and costs incurred by or on behalf of Owner Trustee, Owner Participant, the Original Funding Corporation, the Funding Corporation, the Indenture Trustee, the Original Collateral Trust Trustee or the Collateral Trust Trustee in connection with the transactions contemplated by the 1997 Refinancing Documents on the 1997 Refinancing Date, including the Lessor's Share of up to $110,000 of the fees and disbursements of counsel to the Purchasers.

"1997 Supplemental Rent Payment" shall have the meaning set forth in Section 2 of the Second Lease Supplement.

"Offering Circular" means the Offering Circular, dated December 11, 1997, of the Lessee relating to the Facility Bonds.

"Oglethorpe Indenture" means the Indenture, dated as of March 1, 1997, between Lessee and SunTrust Bank, Atlanta, as indenture trustee, which replaced the REA Mortgage, as the same may be hereafter supplemented, modified or amended, and any new deed to secure debt, indenture or security agreement placed on the property of the Lessee in substitution thereof. Any reference to a section or provision of the REA Mortgage shall refer to the successor section or provision in the Oglethorpe Indenture or any supplemented, amended or successor deed to secure debt, indenture or security agreement notwithstanding any change in the numbering or headings of such sections or provisions.

"Operative Documents" means the Participation Agreement, the Trust Agreement, the Lease, the Deed and Bill of Sale, the Supporting Assets Lease, the Supporting Assets Sublease, the Restated Indenture, the Series 1997 Refunding Lessor Note, the Assignment, the REA Consent, the Co-Owners' Consent, the Tax Indemnification Agreement, the Ownership Agreement, the Operating Agreement and the Ford Assignment and Assumption Agreement.

"Original Collateral Trust Indenture" means the Collateral Trust Indenture, dated as of October 15, 1986, among Lessee, Original Funding Corporation and the Original Collateral Trust Trustee.

"Original Collateral Trust Trustee" means SunTrust Bank, Atlanta, formerly known as the Trust Company Bank, not in its individual capacity but solely as trustee under the Original Collateral Trust Indenture.

"Original Funding Corporation" means OPC Scherer Funding Corporation, a Delaware corporation.

"Original Indenture Trustee" means Wachovia Bank of Georgia, National Association, a national banking association, acting through its agent The Bank of New York, a state banking corporation organized under the laws of the State of New York, not in its individual capacity but solely as indenture trustee under the Original Lease Indenture.

"Original Lease Indenture" means the Original Indenture, as supplemented by the First Supplemental Indenture.

"Original Participation Agreement" means the Participation Agreement No. 2, dated as of December 30, 1985, among Lessee, Owner Participant, Original Trustee, and the Loan Participant.

"Other Leases" means all the leases of undivided interests in the Facility (other than the Lease) between the Bank, in its capacity as trustee, and Lessee, dated as of December 30, 1985, as the same have been or may be amended, modified or supplemented thereafter.

"Other Second Supplemental Participation Agreements" means all supplemental participation agreements, each dated as of the 1997 Refinancing Date, to which Lessee and any of the Other Owner Participants are parties, relating to the Refinancing contemplated to be consummated on the 1997 Refinancing Date other than the Second Supplemental Participation Agreement.

"Outstanding Bonds" mean the Serial Facility Bonds due 1991, 1996 and 2011 issued by the Original Funding Corporation pursuant to, and Outstanding under, the Indenture.

"Outstanding Bonds Redemption Date" means January 6, 1998.

"Outstanding Note" means the Note, dated October 15, 1986, issued to the Original Funding Corporation pursuant to Section 2.4 of the Indenture.

"Participation Agreement" means the Original Participation Agreement as amended, modified and supplemented by the First Supplemental Participation Agreement and the Second

Supplemental Participation Agreement, and as the same may be further amended, modified or supplemented from time to time in accordance with the provisions thereof.

"Premium Redemption Price" shall mean the redemption prices (each expressed as a percentage principal amount) set forth in Schedule 2 to the Series 1997 Refunding Lessor Note.

"Purchase Agreement" means the Purchase Agreement, dated December 11, 1997, among the Purchasers, Lessee and the Funding Corporation.

"Purchasers" shall mean Goldman, Sachs & Co. and the other Purchasers listed on Schedule I to the Purchase Agreement.

"Restated Indenture" means the Amended and Restated Indenture of Trust, Deed to Secure Debt and Security Agreement No. 2, dated as of December 1, 1997, among the Owner Trustee and the Indenture Trustee.

"RUS" means the Rural Utilities Service, the successor to the REA.

"Second Lease Supplement" means the Second Supplement to Lease Agreement No. 2, dated as of the 1997 Refinancing Date, between the Lessee and the Owner Trustee.

"Second Supplemental Participation Agreement" means the Supplemental Participation Agreement No. 2, dated as of the 1997 Refinancing Date, among Lessee, Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Participant, the Original Funding Corporation, the Funding Corporation, the Original Collateral Trust Trustee and the Collateral Trust Trustee.

"Series 1997 Refunding Lessor Note" means the Note created and established pursuant to Section 2.4 of the Restated Indenture and issued to the Funding Corporation pursuant to the Participation Agreement and any Note issued in exchange or substitution thereof.

"Stipulated Interest Rate" shall mean the lesser of (i) two percent (2%) per annum above the greater of (A) the published base rate of Citibank, N.A., in New York, New York, in effect from time to time and (B) six and nine hundred seventy-four thousandths percent (6.974%) per annum, and (ii) the highest interest rate per annum permitted by Applicable Law.

                                                            SCHEDULE 1
                                                                TO
                                                            INDENTURE NO. 2

    Undivided Interest shall mean a 12.1518987% undivided interest, as a tenant-in-common with the owners of all other undivided interests in Unit 2, of Owner Trustee, and through Owner Trustee, Owner Participant, in (A) all the assets described in all the assets described in the attached Schedule 6 to the Participation Agreement and (B) all assets title to which vests in Lessor pursuant to the Lease, with the estate of Owner Trustee being concurrent, as to right and priority with that of each other owner of an undivided interest in Unit 2, and with the estate of Owner Participant being concurrent as to right and priority with that of each other Owner Participant.

                                                                     Schedule 6
                                           UNIT 2


 ACCOUNT
   CODE
  NUMBER            UNIT 2 ASSET                                                 DESCRIPTION
----------    ------------------------    ------------------------------------------------------------------------------------------

                                          Uniform System of Accounts 311 Structures and Improvements (Steam Production)

                                          SITE IMPROVEMENTS

*311-2044     Yard Sanitary Water:Roof    These assets together comprise the Potable Water System.This system includes the Potable
              Potable Water Tank;         Water Roof Tank which lies at point H5 on E2M1025*** on top of the Steam Generator Unit
              Boiler House Potable        No. 2 ("Boiler Building") shown on E2M1012 and E2M1013 (sometimes referred to as the
              Water; Turbine Room         "Steam Generator") and which tank is located partially outside the Unit 2 Site
              Potable Water; Potable      (SAC331210); the piping connection this tank to the Boiler Building (SAC 425300); the
              Water System Check Out      piping connecting this tank to the Turbine Room as identified on E2M1023 and E2M1024
                                          (sometimes referred to as "Turbine Building") (SAC 435400 and SAC 425400); and the Potable
                                          Water System checkout (SAC 800840); excluding, however, the piping connecting the Potable
                                          Water Roof Tank to the "Water Treatment Building" as identified in E1M1009.

 311-2046     Roadways, Curbs, and        These assets are the Powerhouse area roadways (SAC 102200) and grating (SAC 211300) and
              Gutters; Powerhouse Area    are located at point E3/4 on E1M1007.
              Roads

                                          SITE FIRE PROTECTION SYSTEM

 311-2121     Water Distribution          These assets comprise only the Unit 2 connections to the Site Fire Protection System (SAC
              System; Site Fire           441100), the CO2 Fire Protection System, (SAC441700), and the Smoke Detection System (SAC
              Protection; CO2 Fire        441800). Note: All fire protection piping is included under Account Code Numbers 311-2313,
              Protection; Smoke           311-2357 and 311-2417.
              Detection

                                          TURBINE ROOM

 311-2301     Subfoundation Work          This asset is the Below Ground Concrete Turbine caissons identified as squares located from columns L through J and rows 3 through 11 on E2M1011, including associated labor and engineering and supervision costs.

     ****     Unit 2 Asset

------------------------

* Denotes a Unit 2 Asset which lies partially outside the boundaries of the Unit 2 Site.

*** See attached Drawings Index for identification of Drawings referenced herein.An initialed set of Drawings is held at Plant Scherer in the office of the Plant General Manager and is available to interested parties for the purpose of inspecting the same to verify legal descriptions only.

****Definition on Page 28.

 ACCOUNT
   CODE
  NUMBER            UNIT 2 ASSET                                                 DESCRIPTION
----------    ------------------------    ------------------------------------------------------------------------------------------

                                          Uniform System of Accounts 311 Structures and Improvements (Steam Production)

311-2303     Concrete Work               This asset is the concrete base slab extending from column line H to O as shown on
             Substructure                E2M1011.

311-2304     Structural Steel            This asset is the Turbine Room steel extending from column line H to column line O as shown on E2M1013. See also E2M1023 and E1M1007 for more detail.

311-2305     Architectural Work          This asset is the Turbine Room materials, including but not limited to platforms, handrails, grating, painting, siding, roof vent, doors, stair enclosure, floor drains, penthouse, ignitor air ducts, battery room, transfer and Motor Control Center (MCC) room, switchgear room, enclosure panels, battery room Heating, Ventilating and Air Conditioning
                                         ("HVAC"), and associated labor and engineering and supervision costs.

311-2309     Concrete                    This asset is the Turbine Room concrete roof, operating floor, intermediate floor and
             Work--Superstructure        stair tower identified as concrete slabs on E2M1024.

311-2313     Lighting System             This asset is the Turbine Room Lighting system, including but not limited to lights, bulbs, wires, circuits, fixtures, on-off switches ("Lighting System") located throughout the Turbine Room.

311-2314     Heating, Ventilating and    This asset is the Turbine Room HVAC System, including, but not limited to compressors,
             Air Conditioning System     piping, pumps, motors, foundations, controls, instrumentation, electricity, heaters and fans ("HVAC System") located throughout the Turbine Room.

 311-2317     Fire Protection System      This asset is the Turbine Room Fire Protection System, including but not limited to pumps, piping, insulations, valves, spray water nozzles ("Fire Protection System") located throughout the Turbine Room.

                                          BOILER BUILDING (STEAM GENERATOR HOUSE)

 311-2341     Subfoundation Work          This asset is the Boiler Building below ground caissons as shown on E2M1011.

 311-2342     Excavation Work             This asset is all labor and engineering and supervision costs associated with the preparation of ground for construction of Boiler Building.

 311-2343     Concrete                    This asset is the "Concrete Base Slab" as identified on E2M1011.
              work--Substructure

------------------------

* Denotes a Unit 2 Asset which lies partially outside the boundaries of the Unit 2 Site.

 ACCOUNT
   CODE
  NUMBER            UNIT 2 ASSET                                                 DESCRIPTION
----------    ------------------------    ------------------------------------------------------------------------------------------

                                          Uniform System of Accounts 311 Structures and Improvements (Steam Production)

 311-2344     Structural Steel            This asset is the Boiler Building steel extending from column line A to column line H as shown on E2M1013, and identified as "Unit 2" on E1M1007.It includes everything extending from column line A to column line H as shown on E2M1023.

 311-2345     Architectural Work          This asset is the Boiler Building materials, including but not limited to platforms, handrails, grating, painting, siding, roof vent, doors, stair enclosure, elevator enclosure, trash shoot, fan room acoustical enclosure, and associated labor and engineering and supervision costs.

 311-2348     Coal Bunker                 This asset is the nine Coal storage silos identified as Coal Silos between column line
                                          9-3/4 and 11 and between column lines 2 and 3-3/4 on E2M1025 and located in Boiler
                                          Building.

 311-2349     Concrete                    This asset is the Boiler Building concrete roof and floors.
              Work--Superstructure

 311-2353     Lighting System             This asset is the Boiler Building Lighting System located throughout the Boiler Building.

 311-2354     HVAC System                 This asset is the Boiler Building HVAC System located throughout the Boiler Building.

 311-2355     Elevators and Manlifts      These assets are the Boiler Building Elevators and Manlifts located at points F5 and C3 on
                                          E2M1011.

 311-2357     Fire Protection System      This asset is the Boiler Building Fire Protection System located throughout the Boiler
                                          Building

                                          UNIT 2 CONTROL ROOM

 311-2405     Architectural Work          This asset is the Unit 2 Control Room materials, including but not limited to wall panels, ceiling, floor, cable spread room identified as "Control Room" on E2M1013, and associated labor and engineering and supervision costs.

 311-2412     Plumbing System             This asset is the Unit 2 Control Room Plumbing System, including all pipes and valves.

 311-2413     Lighting System             This asset is the Unit 2 Control Room Lighting System.

------------------------

* Denotes a Unit 2 Asset which lies partially outside the boundaries of the Unit 2 Site.

 ACCOUNT
   CODE
  NUMBER            UNIT 2 ASSET                                                 DESCRIPTION
----------    ------------------------    ------------------------------------------------------------------------------------------

                                          Uniform System of Accounts 311 Structures and Improvements (Steam Production)

 311-2414     HVAC System                 This asset is the Unit 2 Control Room HVAC System.

 311-2417     Fire Protection System      This asset is the Unit 2 Control Room Fire Protection System.

                                          SEWAGE TREATMENT

* 311-3301    Collection System           These two assets together comprise the Unit 2 sewage treatment collection and filtration system, including: the Sewage Treatment Structure ("Sewage Treatment
                                          Building") shown on E1M1800 (SAC 175100), Powerhouse sanitary plumbing (SAC 445100) and
                                          Crusher House sewage piping (SAC 445410), which are Unit 2 pipes located partially inside the Unit 2 Site but which also extend outside the Unit 2 Site at the west side
* 311-3403    Filtration Facilities       of the Turbine Building identified as point 3F on E1M1812 and connect to Global Common
                                          Facility pipes which lead to the Sewage Treatment Building located at point D7 on
                                          E1M1800; all that 6" Sanitary Line lying at point D/E 3/4 on E1M1811; the 24" Beam Pipe at point E2 on E1M1811; and miscellaneous Powerhouse sewage treatment equipment (SAC
                                          325100).

                                          WASTE WATER TREATMENT

* 311-3401    Collection System           These two assets together comprise the Unit 2 Wast Water Collection System, including but not limited to the oil/water separators, circuits, instruments, controls and miscellaneous waste water treatment equipment located throughout Unit 2.These two assets include approximately one hundred and fifty drains located throughout Unit 2 which are shaped as
* 311-3403    Filtration Facilities       either 1.5 foot squares covered with grating or 6 inch diameter open circles, and Unit 2 pipes located partially inside the Unit 2 Site but which extend outside the Unit 2 Site at various points and connect to Global Common Facility pipes leading to the "Water Basin" as identified on E1M1808.

                                          SLUICE WATER RETURN

* 311-3505    Architectural Work          These two assets together comprise the materials of the Ash sluice recycle return to Unit
                                          2, including four pipes located at points D-3/4 through F-3/4 on E1M1813 and the 8 inch minimum flow return pipe located on point D4 of E1M1813.

* 311-3506    Building Appurtenances      See also E1M1007.The "Architectural Work" includes all associated labor and engineering and supervision costs.

 311-3523     Concrete                    This asset is the Ash Sluice Pump House Concrete Foundations and appurtenances.The Ash
              Work--Substructure          Sluice Pump House is identified as "Ash Sluice Pump House" Unit 2 on E1M1813 and is
                                          located below the "Precipitators" on E1M1007.


------------------------

* Denotes a Unit 2 Asset which lies partially outside the boundaries of the Unit 2 Site.

 ACCOUNT
   CODE
  NUMBER            UNIT 2 ASSET                                                 DESCRIPTION
----------    ------------------------    ------------------------------------------------------------------------------------------

                                          Uniform System of Accounts 312 Boiler Plant Equipment

 311-3525     Architectural Work          This asset is the materials for Ash Sluice Pump House Unit 2 and all associated labor and engineering and supervision costs.

 311-3526     Building Appurtenances      These assets are the Ash Sluice Pump House Unit 2 HVAC, Crane Hoist and Circuits.

                                          STEAM GENERATOR

                                          The Unit 2 Steam Generator, sometimes referred to as the "Unit 2 Boiler", has a rated steaming capacity of 5,789,914 lbs/hr at a maximum pressure of 2990 psig and temperature of 1000 degrees Fahrenheit. The reheater flow is 5,312,595 lbs/hr at a maximum pressure of
                                          700 psig and temperature of 1000 degrees Fahrenheit. There is 74,640 ft2 of waterwall heating surface and 145,476 ft2 of economizer heating surface.The Unit 2 Boiler was manufactured by Combustion-Engineering.

 312-4802     Steam Generator Unit 2      This asset is the Unit 2 Boiler including:the waterwalls and steam drums located at points
                                          C-E4; Economizer, located at point D/E 2; Superheater and Reheater located at point C-E3;
                                          (all located on E2M1021) and insulation located along the border of the Unit 2 Boiler
                                          Steam Plant.See E2M1013 for more detail.

 312-4803     Air Heaters                 These assets are two Ljungstron rotary air preheaters, identified as "Air Heater A" and as
                                          "Air Heater B" located on E2M1135.

 312-4804     Roof Pressurizing System    This asset is the Penthouse Pressurizing System including fans, motors, and ductwork located on point C 3/4 of E2M1021.

 312-4805     Seal Air System             This asset is the Seal Air System, including fans, motors, circuits, and ductwork located at point D5 of E2M1012.

 312-4806     Boiler Duct System          This asset is the Boiler Duct System and is comprised of the gas recirculation fans, motors, ductwork, insulation, foundation, and accessories.It is identified as "Gas Recirc
                                          Fans 2A and 2B" and "Gas Recirc Duct" on E2M1011 and includes everything located at points 3C through 3H on E2M1135 except for "Precipitators" and "air heaters".

 312-4807     Soot Blowers                These assets comprise the Diamond Sootblower System including six sootblowers at various points on E2M1019 each identified as "S.B." and related circuits and check-outs.

------------------------

* Denotes a Unit 2 Asset which lies partially outside the boundaries of the Unit 2 Site.

 ACCOUNT
   CODE
  NUMBER            UNIT 2 ASSET                                                 DESCRIPTION
----------    ------------------------    ------------------------------------------------------------------------------------------

                                          Uniform System of Accounts 312 Boiler Plant Equipment

 312-4808     Instrument and Control      This asset is the instrument and Control System, including the Unit 2 Boiler control
              System                      valves, scanners, thermocouples, and circuits probes.The valves are identified as "Relief valves" at point L5 of E2M1016. This system is otherwise located throughout the Unit 2 boiler Building. See Unit Model for greater detail.

 312-4809     Boiler Water Circulating    This asset is the Boiler Water Circulating System including the pumps, downcomers, and
              System                      lower ring header. The pumps are identified as "Boiler Circ. Water Pumps" on E2M1014.

                                          COAL FIRING SYSTEM

 312-4841     Boiler Burners              These assets are eight Boiler Burners located on each of nine levels on the Unit 2 Steam
                                          Generator.They are identified as squares located on corners of the Unit 2 Steam Generator at points C3 through E3 on E2M1015 and points B4 through C4 on E2M1148.

 312-4842     Pulverizers                 These assets are nine pulverizers:seven with 110 inch bowls and two with 84 inch bowls, including the foundation and motors.They are identified as Mill on E2M1012 and as "Mills"
                                          and "Pulverizer Mill Control Cabinet" on E2M1148.

 312-4843     Coal Feeders                These assets are the coal feeders and coal piping.They are identified as "Scale and
                                          Feeder" on E2M1013 and as "Feeder" and pipes connected thereto on E2M1148.

 312-4844     Primary Air System          This asset is the Primary Air System, including foundations, fans, motors, ductwork, insulation, and accessories.The system is located at points identified as "Air Duct" and
                                          "Primary Air to Reheater" on E2M1011.The fans are also identified as circles at points F6,
                                          G7 and D/E 6/7 on E2M1148.The ductwork is also identified as "Primary Air" and "Primary
                                          Cold Air" on E2M1148.

 312-4845     Pulverized Coal Piping      This asset is all the coal piping extending from the Pulverizers (identified as "Mills" to the Unit 2 Boiler (identified as the "Furnace") on E2M1148.These are transport lines and are identified as Fuel Piping on E2M1013.

 312-4846     Lifting System              This asset is the Lifting System, including Pulverizer hoists and Primary Air fan hoists located at points C2 and D2 on E2M1011.

------------------------

* Denotes a Unit 2 Asset which lies partially outside the boundaries of the Unit 2 Site.

 ACCOUNT
   CODE
  NUMBER            UNIT 2 ASSET                                                 DESCRIPTION
----------    ------------------------    ------------------------------------------------------------------------------------------

                                          Uniform System of Accounts 312 Boiler Plant Equipment

                                          LIGHTER OIL SYSTEM

312-4961     Ignitors                    These assets are the ignitor air fans and motors as identified on E2M1012.

312-4962     Fuel Supply Facilities      These assets are the lighter oil piping and valves shown on E2M1136 and forming part of the "Steam Generator" shown on E2M1015.

312-4963    Fuel Storage Facilities      These assets are the Unit 2 connections to Lighter oil storage located at point H 5/6 on
                                         E1M1813 and point G7 on E1M1846. The connections are located at points B/C7 to F7 on
                                         E2M1136.

                                          AUXILIARY STEAM DISTRIBUTION SYSTEM

312-5005     Steam Distribution          This asset is the Steam Distribution System and is made up of all of the start-up steam
              System                     piping running from the Start-up Boiler to Deaerator including the (i) "Auxiliary
                                         Saturated Steampipe" and (ii) Auxiliary Superheated Steampipe located south of column line 13 of the Boiler Building but excluding the two crossover valves located at column line 13 of the Boiler Building. This system is shown on E2M1143.

                                          BOILER BLOWDOWN SYSTEM

312-5021     Tanks                       These assets are the initial Boiler Blowdown Tanks. See Unit Model for detail.

312-5022     Piping                      These assets are the initial Boiler Blowdown Pipes. See Unit Model for detail.

                                          BOILER DRAFT SYSTEM

                                          The Boiler Draft System includes the Forced Draft Fans, induced Draft Fans, Precipitators and all associated ductwork, insulation, and appurtenances. See E2M10206, E2M1135 and
                                          E2M1148 for detail.

------------------------

* Denotes a Unit 2 Asset which lies partially outside the boundaries of the Unit 2 Site.

 ACCOUNT
   CODE
  NUMBER            UNIT 2 ASSET                                                 DESCRIPTION
----------    ------------------------    ------------------------------------------------------------------------------------------

                                          Uniform System of Accounts 312 Boiler Plant Equipment

 312-5041     Precipitators               These assets are the "Precipitators" identified on E2M1135.

 312-5043     Forced Draft Fan Outlet     This asset is the duct identified as "Secondary Air" on E2M1148.
              Duct

 312-5045     Precipitator Inlet Duct     This asset is the ductwork connecting the "Economizer Outlet" to "Precipitators"
                                          on E2M1135.

 312-5046     Precipitator Outlet Duct    This asset is the duct connecting the "Precipitator" to "Air Heater A" and "Air Heater B"
                                          on E2M1135.

 312-5047     Induced Draft Fan Outlet    This asset is the duct connecting the "ID Fans" to the "Stack" on E2M1135.
              Duct

 312-5048     Forced Draft Fans and       These assets are the "FD Fan A" and "FD Fan B" identified on E2M1148.
              Drives

312-5049     Induced Draft Fans and       These assets are the "ID Fans A", "B", "C" and "D" identified on E2M1135.
              Drives

 312-5050     Precipitator Lighting       This asset is the lighting located throughout the Precipitators as shown on E2M1135 and
                                          E2M1007.

 312-5051     Air Heater Outlet Ducts     These assets are the ducts extending from Air Heater A and Air Heater B to ID fans A, B, C and D on E2M1135.

                                          COAL HANDLING SYSTEM

 312-5244     Conveyor to Crusher         These assets are Conveyor 2B, 2C identified on E2M1008; Conveyors 2D and 2El identified on
              House                       E2M1023; Conveyor 2ER identified on E2M1017; excluding, however, coal unloading Conveyor
                                          2A as identified on E2M1017.

 312-5245     Conveyor to Power House

 312-5246     Tripper Conveyor (Bunker
              FIII)

 312-5247     Crusher System              This asset is the Crusher System, including:the crushers used to crush coal; motors; and
                                          associated circuits; the system is located inside "Coal Crusher House Unit 2" identified on E1M1007.

 312-5248     Sampling System             This asset is the Sampling System, including piping and valves located in Coal Crusher
                                          House Unit 2.

------------------------

* Denotes a Unit 2 Asset which lies partially outside the boundaries of the Unit 2 Site.

 ACCOUNT
   CODE
  NUMBER            UNIT 2 ASSET                                                 DESCRIPTION
----------    ------------------------    ------------------------------------------------------------------------------------------

                                          Uniform System of Accounts 312 Boiler Plant Equipment

                                          COAL CRUSHER HOUSE

 312-5381     Subfoundation Work          This asset is the Coal Crusher House Unit 2 concrete caissons and piling. See E1M1007.

 312-5383     Concrete Work               This asset is the Coal Crusher House Unit 2 concrete work and foundations.

 312-5384     Structural Steel            This asset is the Coal Crusher House Unit 2 steel.

 312-5385     Architectural Work          This asset is the Coal Crusher House Unit 2 materials, including siding, Lighting System,
                                          HVAC System and associated labor and engineering and supervision costs.

 312-5386     Building Appurtenances      These assets are the Coal Crusher House Unit 2 appurtenances, including the circuits, hoists, and elevators.

 312-5446     Building Appurtenances      These assets are the coal handling hoists.See E1M1007 for detail.

 312-5601     Water Distribution          This asset is the Coal Handling Fire Protection System located throughout the Coal
              System                      Handling System: excluding, however, the connections.

                                          WET ASH HANDLING SYSTEM

* 312-5641    Pyrite Removal System       These assets are six systems which together comprise the Wet Ash Handling System, including: pyrite hoppers; bottom ash hoppers; clinker grinders; ash sluice pumps; piping;
* 312-5642    Boiler Bottom Ash           and valves.These assets include piping which ends outside the Unit 2 Site at column line 13 at the east side of the Boiler Building, the west side of Ash Sluice Building,
* 312-5643    Removal System              and which piping carries and under the Precipitators ash to the Ash Pond through
              Ash--System                 Units 1, 3, and 4 and Units 3 and 4 Local Common Facilities. The Wet Ash Handling System
                                          is shown on E2M1127, E2M1128 and E2M1155.

* 312-5644    Transport System

* 312-5645    Sluice Water System

* 312-5663    Transport System

                                          AIR DRYER SYSTEM

 312-5701     Air Dryer System            These two assets are two systems which together comprise the Air Dryer System, including air dryers, piping, valves and heat tracing. The dryers are identified as "Air Dryers and
                                          Fillers" on E2M1011.
  312-5703    Air Distribution System

------------------------

* Denotes a Unit 2 Asset which lies partially outside the boundaries of the Unit 2 Site.

 ACCOUNT
   CODE
  NUMBER            UNIT 2 ASSET                                                 DESCRIPTION
----------    ------------------------    ------------------------------------------------------------------------------------------

                                          Uniform System of Accounts 312 Boiler Plant Equipment

                                          CONDENSATE MAKE-UP SYSTEM

* 312-5722    Water Treatment System      These three assets are three systems which together comprise the Condensate Make-up System of Unit 2 including piping and valves, both inside and outside of the Unit 2 Site. This
  312-5723    Condensate Storage and      piping includes the 16 inch pipe that connects the Condensate Storage Tank located at
              Transfer System             point D/E 5 on E1M1804 and continues through the Local Common Facilities and enters the
                                          Boiler Building at point G/H 5 on E1M1813 and the 8 inch pipe that connects the Condensate
  312-5725    Waste Treatment System      Storage Tank to the Boiler Building at point D7 on E1M1813.The Condensate Make-up System is shown on E2M1109.


                                          SERVICE WATER SUPPLY SYSTEM

  312-5741    Service Water Pumping       These four assets, one structure and three systems, together comprise the Service Water
              Structure                   System of Unit 2, including piping, valves, chlorination equipment, and sump pumps. Said
                                          Services Water System is shown on E2M1125 and E2M1126.The Service Water System also
  312-5742    Plant Service Water         includes the "Connector" identified on E1M1813.
              System

  312-5746    Service Water
              Chlorination System

  312-5747    Plant Service Water
              Return System

                                          FILTERED WATER SUPPLY SYSTEM

* 312-5761    Filtered Water Supply       These assets are three systems which together comprise the Filtered Water Supply System,
              System                      including the Filtered Water Storage Roof Tank, piping, and valves; excluding, however, the piping from the Water Treatment Building to the Filtered Water Storage Roof Tank
* 312-5762    Filtered Water Storage      located on top of the Boiler Building at point H5 on E2M1025, and is partially outside of
              System                      the Unit 2 Site. This system is shown on E2M1130, excluding, however, the Cross-over to
                                          Unit 1 Filter Tank.
* 312-5763    Plant Filtered Water
              System

                                          MAIN STEAM SYSTEM

  312-6401    Main Steam System           These assets are four systems which together comprise the Main Steam System including main steam piping, cold reheat piping, and hot reheat piping.The Main Steam System represented
  312-3402    Hot Reheat System           by Account Code Number 312-6401 is shown on E2M1101.The Hot Reheat System is shown on
                                          E2M1102.The Coal Reheat System is shown on E2M1103.The Main Steam Bypass System includes,
  312-6403    Coal Reheat System          but is not limited to, "Ventilator Valve" and piping attached thereto as shown on E2M1101.

  312-6405    Main Steam Bypass System


------------------------

* Denotes a Unit 2 Asset which lies partially outside the boundaries of the Unit 2 Site.

 ACCOUNT
   CODE
  NUMBER            UNIT 2 ASSET                                                 DESCRIPTION
----------    ------------------------    ------------------------------------------------------------------------------------------

                                          Uniform System of Accounts 312 Boiler Plant Equipment

                                          EXTRACTION STEAM SYSTEM

                                          These assets are six systems which together comprise the Extraction Steam System, including: the extractionsteam piping to High Pressure Heaters, Low Pressure Heaters,
                                          Sootblowers, Air Preheaters, and Deaerator; the piping, valves, and Turbine Water
                                          Induction Control System, all as shown on E2M1107; one 10 inch pipe becoming one 12 inch pipe connecting Heater 6A and Heater 6B as shown on E2M1107 to the intermediate Turbine;
                                          and the Line extending from the Coal Reheat to Heaters 7A and 7B as shown on E2M1107.

312-6441     High Pressure Heater         This asset is the High Pressure Heater Steam System, including the 10 inch pipe, the 12
             Steam System                 inch pipe, and the "Line" shown on E2M1107 and which is part of the Extraction Steam
                                          System.

312-6442     Low Pressure Heater          This asset is the Low Pressure Heater Steam System and is part of the Extraction Steam
             Steam System                 System.

312-6443     Soot Blower Steam System     This asset is the Soot Blower Steam System and is part of the Extraction Steam System.

312-6444     Air Heater Steam System      This asset is the Air Heater Steam System, including all the pipes and valves shown on
                                          E2M1106.

312-6445     Deaerator Steam System       This asset is the Deaerator Steam System, including two 18 inch lines which become one 24 inch line extending from the "Intermediate Turbine" to the "Deaerator" identified on E2M1107.

312-6448     Turbine Water Induction      This asset is the Turbine Water Induction Protection System, including but not limited to
             Protection System            the valves and drains located thereon; excluding, however, the piping.This System is shown on E2M1115 through E2M1121.

                                          AUXILIARY TURBINE STEAM AND EXHAUST SYSTEM

312-6521     Feedwater Pump Turbine       This asset is the Feedwater Pump Turbine Steam and Exhaust System shown on E2M1104,
             Steam and Exhaust System     including the "Boiler Feed Pumps Turbine Exhausts" identified on E2M1011.

312-6524     Turbine Gland Seal Steam     This asset is the Turbine Gland Seal Steam System, including all the piping identified as
             System                       "Gland Seal Steam Supply" on E2M1101.


------------------------

* Denotes a Unit 2 Asset which lies partially outside the boundaries of the Unit 2 Site.

 ACCOUNT
   CODE
  NUMBER            UNIT 2 ASSET                                                 DESCRIPTION
----------    ------------------------    ------------------------------------------------------------------------------------------

                                          Uniform System of Accounts 312 Boiler Plant Equipment

                                          VENT AND DRAIN SYSTEM

312-6561     Boiler Vent and Drain       This asset is the Boiler Vent and Drain System shown on E2M1122 and E2M1123, including all
             System                      the vent and drain piping and valves for Feedwater Heaters, Blowdown Tank, and air
                                         Preheaters.

312-6562     High Pressure Heater        This asset is the High Pressure Heater Vent and Drain System, including all the piping,
             Vent and Drain System       valves and instrumentation shown on E2M1111.

312-6563     Low Pressure Heater Vent    This asset is the Low Pressure Heater Vent and Drain System, including all the piping,
             and Drain System            valves and instrumentation shown on E2M1112.

312-6565     Steam Vent and Drain        This is the Steam Vent and Drain System, including the Air Preheater Vent and Drain Piping
             System                      on E2M1106, "Boiler Feed Pump Turbine Draws" on E2M1104, and the 2 inch drains on E2M1101 and E2M1102.

312-6566     Condensate Vent and         This asset is the Condensate Vent and Drain System, including the Boiler Blow-off Tank and
             Drain System                Boiler Drain Piping as shown on E2M1123.

                                          CONDENSATE SYSTEM

312-6581     Condensate Piping System    This asset is the Condensate System shown on E2M1108, including the Low Pressure Heaters,
                                         Polishing Unit, Deaerator, Deaerator Storage Tank, condensate pumps, piping, and valves.

312-6582     Low Pressure Heaters        These assets are the "Low Pressure Heaters" identified on E2M1108.

312-6583     Polishing Unit              This asset is the "Condensate Polishing Unit" identified on E2M1108.

312-6584     Deaerator and Tank          These assets are the Condensate System Deaerator and Deaerator Storage Tank identified as the "Deaerator" and "Storage Tank" at point F5 on E2M1024.

312-6585     Condensate Pumps and        These assets are all the pumps and drives shown on E2M1108.
             Drives

------------------------

* Denotes a Unit 2 Asset which lies partially outside the boundaries of the Unit 2 Site.

 ACCOUNT
   CODE
  NUMBER            UNIT 2 ASSET                                                 DESCRIPTION
----------    ------------------------    ------------------------------------------------------------------------------------------

                                           Uniform System of Accounts 312 Boiler Plant Equipment

                                          CONDENSATE AUXILIARY SYSTEM

                                          The Condensate Auxiliary System includes chemical treatment, minimum flow piping, superheater sprays, reheater sprays, and associated piping and valves shown on E2M1138.

 312-6601     Chemical Feed System        This asset is the Chemical Feed System, including feed pumps, chemical feed piping, and supply piping. The chemical feed system is shown on E2M1138.

 312-6602     Polishing Unit Waste        This asset is the Polishing Unit Waste Treatment System which provides chemical waste and
              Treatment System            is shown on E2M1138.

 312-6603     Condensate Overflow and     These assets are 10 inch lines running from the "Condensate Pumps" to "Condensor Shell B"
              Recirculation Lines         shown on E2M1108.

 312-6604     Spray Water System          This asset is the Spray Water System and is comprised of the pipes and valves shown on
                                          E2M1105.

                                          FEEDWATER SYSTEM

 312-6621     Feedwater Piping System     This asset is the Feedwater Piping System, including boiler feedwater pumps, high pressure heaters, boiler feedwater turbines, start-up/standby boiler feedwater pumps, piping, and valves located at point B5 on E2M1024; excluding, however, the "Minimum Flow Lines." The feedwater Piping System is shown on E2M1110.

 312-6622     High Pressure Heaters       These assets are part of the Feedwater Piping System and are located at point B5 on
                                          E2M1024.

 312-6625     Feedwater Pumps and         These assets are the "BF Pumps," "Turbines" and "Motor" identified on E2M1110.
              Drives

------------------------

* Denotes a Unit 2 Asset which lies partially outside the boundaries of the Unit 2 Site.

 ACCOUNT
   CODE
  NUMBER            UNIT 2 ASSET                                                 DESCRIPTION
----------    ------------------------    ------------------------------------------------------------------------------------------
                                           Uniform System of Accounts 312 Boiler Plant Equipment

                                          FEEDWATER AUXILIARY SYSTEM

 312-6641     Feedwater Minimum Flow      These assets are the "Minimum Flow Lines" identified on E2M1110.
              Lines

 312-6644     Spraywater System           These assets are the Superheater Desuperheat Sprays and are identified as "SHDe Sup
                                                Spray" on E2M1110.

 312-6660     Water Sampling and          This asset is the Water Sampling and Analysis System, including circuits, piping, and
              Analysis                    panels located at point G3 and identified as "Water Analysis" on

                                          LUBE OIL SYSTEM

 312-6701     Forced Draft Fan Turbine    This asset is the Forced Draft Fan Turbine Oil System, including but not limited to "Heat
              Oil System                  Exchanger" at points C3 and E3 on E2M1011.

 312-6702     Feedwater Pump Turbine      This asset is the Lube Oil System for Boiler Feedwater Turbines ("BFP"); including BFP
              Oil System                  Turbine Oil Conditioners located at points O6 and D6 on E2M1001 and 2 BFP Oil Reservoirs located between points A5 through H5 and A1 through H1, including all piping connected thereto as shown on E2M1137.

                                          NITROGEN SUPPLY SYSTEM

*312-6741     Nitrogen Supply System      This asset is the Nitrogen Supply System, including all nitrogen supply piping to Unit 2;
                                          excluding, however, the gray piping located in the "Hydrogen Trench" identified on E1M1807 and E1M1812 and which piping connects the Nitrogen Tanks to the Boiler Building; further excluding the valves located at columns 3 1/2G, 4G, 6G, 6G 1/4, 8G, 9G, and 11G of the
                                          Boiler Building.

                                          CHEMICAL WASH SYSTEM

                                          The Chemical Wash System includes the heat exchanger, piping, valves, controls, and pumps. See E2M1144, E2M1145 and E2M1146.

 312-6761     Piping System               This asset is the Piping System, including all piping identified as "Temp Chemical Wash
                                          Piping" or "Permanent Chemical Wash Piping" on E2M1144, E2M1145 and E2M1146.

 312-6762     Heat Exchanger              This asset is the Chemical Clearing Heat Exchanger identified on E2M1144, E2M1145, and
                                          E2M1146.

 312-6763     Pumps and Drives            These assets are the pumps and drives as identified by Empty Circles located at points A7 and B7 on E2M1144, E2M1145, and E2M1146.

------------------------

* Denotes a Unit 2 Asset which lies partially outside the boundaries of the Unit 2 Site.

 ACCOUNT
   CODE
  NUMBER            UNIT 2 ASSET                                                 DESCRIPTION
----------    ------------------------    ------------------------------------------------------------------------------------------


                                           Uniform System of Accounts 312 Boiler Plant Equipment

                                          CHEMICAL WASTE TREATMENT SYSTEM

 312-6781     Collection System           This asset is the Collection System and is comprised of the chemical wastewater discharge pipes connecting the Chemical Cleaning Heat Exchanger located at point G5 on E2M1011 to the Unit 2 Boiler Building at Column 11G.

 312-6783     Filtration Facilities       These assets are two filters located at points B6 and B5 of E2M1144 and labeled
                                          "A1PAFM003" and "AHPAFM002" respectively, including the "Starter Mixer" at point C5 on E2M1011.

------------------------

* Denotes a Unit 2 Asset which lies partially outside the boundaries of the Unit 2 Site.

 ACCOUNT
   CODE
  NUMBER            UNIT 2 ASSET                                                 DESCRIPTION
----------    ------------------------    ------------------------------------------------------------------------------------------


                                            Uniform System of Accounts 314 Turbogenerator Units

                                          TURBINE GENERATOR

                                          The Turbine-Generator is a four flow, tandem-compound, 3600 RPM, condensing, single reheat machine. Nominal output is 818,000 KW (NET). Generator railing is 990,000 KVA, 0.90 power factor, and 0.50 short circuit ratio at a maximum hydrogen pressure of 75 psig.The machine was manufactured by General Electric.

 314-7521     Foundations                 These assets are the Turbine-Generator above-ground foundations lying on top of the
                                          Turbine Caissons identified as Account Code Number 311-2301.

 314-7522     Turbine                     This asset is a high pressure, intermediate pressure, and low pressure Turbine and is located between points D/E6 and B/C6 on E2M1013.

 314-7523     Generator                   This asset is a Generator, including the stator and rotor, and is located between points
                                          D/E6 and E/F6 on E2M1013.

 314-7524     Excitor                     This asset is an Alterex Excitor which provides a magnetic field on the Rotor and is located at point F6 on E2M1013.

 314-7525     Turning Gear and Motor      This asset is the Turbine turning gear and motor located at point E6 on E2M1013.

 314-7526     Electro-Hydraulic           This asset is the Electro-Hydraulic Control System, including all the piping, valves,
              Control System              motor, tank and heat exchangers identified as EHC Unit at point B6 on E2M1011.

 314-7527     Seal Oil System             This asset is the Seal Oil System, including all the piping, valves, tanks and heat exchangers, and is identified as HrD Seal Oil System at point F6/7 on E2M1011.

 314-7528     Turbine Steam Piping        This asset is the Turbine Steam Piping System including all the turbine valves, steam
              System                      piping, seal steam pipes and valves located at point C6 on E2M1012.

 314-7529     Turbine Drain System        This asset is the Turbine Drain System including all the piping and valves shown on
                                          E2M1115.

------------------------

* Denotes a Unit 2 Asset which lies partially outside the boundaries of the Unit 2 Site.

 ACCOUNT
   CODE
  NUMBER            UNIT 2 ASSET                                                 DESCRIPTION
----------    ------------------------    ------------------------------------------------------------------------------------------

                                            Uniform System of Accounts 314 Turbogenerator Units

 314-7530     Generator Cooling and       This asset is the Generator Cooling and Purge System, including all the piping, valves,
              Purge System                tank, and heat exchanger identified as the "Stator Winding Cooling Unit" at point E/F 6/7 on E2M1011.

                                          CONDENSING SYSTEM

 314-7701     Condensers                  These assets are two Condensers identified as such at point D/E 6/7 on E2M1011, including all foundations, piping, and valves.

 314-7702     Condenser Connections       These assets are the Condenser inlet piping and outlet piping running between the two
                                          Condensers identified under Account Code Number 314-7701.

 314-7703     Vacuum System               This asset is the Condenser Vacuum System including vacuum pumps, foundations, piping, and valves, located at point C/6 on E2M1011 and also shown on E2M1114.

 314-7704     Condenser Tube Cleaning     This asset is the Amertap Condenser Tube Cleaning System, including piping, valves,
              System                      strainers and tanks. This system also includes the "Amertop Strainers" located at point
                                          C/D 4 on E2M1129.

                                          COOLING WATER SYSTEM

*314-7741     Cooling Water               These assets are the cooling water tunnels running underground between the Unit 2
              Passageways                 Condenser and the Unit 2 Cooling Tower and identified as the Unit 2 "intake pipe" and
                                          Unit 2 "discharge pipe" on E1M1812, and as the 120 inch tunnels on E2M1129.

 314-7744     Cooling Tower Intake and    These assets are the Cooling Tower inlet and outlet structures and identified as
              Discharge Structures        "By R-C" on E2M1129.

*314-7746     Cooling Pond Intake         This asset is the connection to the Service Water System and includes a 16 inch pipe
              Structure                   connecting the Cooling Tower inlet on E1M1804 to the Unit 2 Site at point G6 on E2M1129.

 314-7747     Cooling Water               This asset is the Cooling Water Chlorination System, including piping originating at the
              Chlorination System         Chlorine Building and connecting into the Cooling Tower Tunnel, which tunnel connects the
                                          Unit 2 Condenser into the Unit 2 Cooling Tower as shown on E1M1008.This System is identified as the "Chlorine Addition" on E2M1129.

------------------------

* Denotes a Unit 2 Asset which lies partially outside the boundaries of the Unit 2 Site.

 ACCOUNT
   CODE
  NUMBER            UNIT 2 ASSET                                                 DESCRIPTION
----------    ------------------------    ------------------------------------------------------------------------------------------

                                            Uniform System of Accounts 314 Turbogenerator Units

 314-7749     Cooling Water Pumps and     These assets are the Unit 2 cooling water pumps, motors, foundations, and valves
              Drives                      identified as "Circ Water Pumps" at point E7 on E2M1011 and at point G4 on E2M1129.

 314-7750     Storage Water Supply        This asset is the Unit 2 "Cooling Tower" piping located inside the Cooling Tower located
              System                      at point E/F 7 on E2M1129.

                                          UNIT 2 COOLING TOWER

 314-7761     Subfoundation Work          This asset is the Unit 2 Cooling Tower below ground caissons and foundations and is identified as "Cooling Towers" at point E/F 7 on E2M1129.

 314-7762     Excavation Work             This asset is all labor and engineering and supervision costs associated with the preparation of the ground for the Unit 2 Cooling Tower. See Point E/F 7 on E2M1129.

 314-7763     Concrete Work               This asset is the Unit 2 Cooling Tower concrete and associated labor and engineering and supervision costs located at Point E/F 7 on E2M1129.

 314-7764     Structural Steel            This asset is the Unit 2 Cooling Tower steel located at point E/F 7 on E2M1129.

 314-7765     Architectural Work          This asset is all the materials of the Unit 2 Cooling Tower including the supports, fill material, deicing screens, stairs, canopy and enclosure, and associated labor and engineering and supervision costs. See point E/F 7 on E2M1129.

*314-7766     Cooling Tower Equipment     This asset is miscellaneous Unit 2 Cooling Tower equipment, including the Cooling Tower blowdown, sumps, drain pump and risers located on Local Common Facilities Site and connecting the Unit 2 Cooling Tower to Lake Juilette. See E2M1129.

                                          LIFTING SYSTEM

 314-7801     Turbine Floor Crane         This asset is a crane located at point B7 on E2M1013.

                                          LUBE OIL SYSTEM

 314-7901     Turbine Generator Oil       This asset is the Turbine Generator Oil System, including pumps, piping, and valves, and
              System                      is identified as the "Turbine Oil Tank" at point B7 on E2M1012.

------------------------

* Denotes a Unit 2 Asset which lies partially outside the boundaries of the Unit 2 Site.

 ACCOUNT
   CODE
  NUMBER            UNIT 2 ASSET                                                 DESCRIPTION
----------    ------------------------    ------------------------------------------------------------------------------------------

                                            Uniform System of Accounts 314 Turbogenerator Units

*314-7903     Oil Storage and Transfer    These assets are the Unit 2 connections to lube oil storage facility identified as the
              Facilities                  "Supply Header" and "Return Header" located in the Hydrogen Trench on E1M1812; excluding, however, all the piping connecting the Lube Storage Area to the Boiler Building.

------------------------

* Denotes a Unit 2 Asset which lies partially outside the boundaries of the Unit 2 Site.

 ACCOUNT
   CODE
  NUMBER            UNIT 2 ASSET                                                 DESCRIPTION
----------    ------------------------    ------------------------------------------------------------------------------------------

                                            Uniform System of Accounts 315 Accessory Electric Equipment

                                          RACEWAY SYSTEM

 315-8021     Turbine Building Trunk      This asset is the Main Duct connecting the Unit 2 Control Room and Turbine Room
              Raceway                     instrumentation. See Unit Model for detail.

 315-8022     Steam Generator Trunk       This asset is the Main Duct connecting the Unit 2 Control Room and Boiler Building
              Raceway                     instrumentation. See Unit Model for detail.

 315-8024     Coal Handling Raceway       This asset is the Main Duct connecting the Unit 2 Control Room and Coal Handling Area
              System                      instrumentation. See Unit Model for detail.

 315-8042     Turbine Building Cable      This asset is the Cabletray and Conduit connecting the Unit 2 Control Room and Turbine
              Tray and Conduit            Room instrumentation. See Unit Model for detail.

 315-8043     Steam Generating            This asset is the Cabletray and Conduit connecting the Unit Control Room and Boiler
              Buildings                   Building instrumentation. See Unit Model for detail.

 315-8044     Control Room                This asset is the Cable Tray and Conduit connecting instrumentation located inside the
                                          Unit 2 Control Room. See Unit Model for detail.

*314-8045     All Other Buildings         These assets are the Cable Tray and Conduit located in the "Duct Run" which connects the
                                          Unit 2 Control Room to the Water Treatment Building as shown on E1M1808.

                                          UNIT GROUND SYSTEM

 315-8061     Site Ground                 This asset is part of the Unit 2 Ground System, which provides electrical grounding to all of Unit 2.

 315-8063     Generator Neutral Ground    This asset is part of the Unit 2 Ground System, which protects the Unit 2 Generator.

                                          GENERATOR BUS SYSTEM

 315-8101     Generator Bus Cooling       This asset is the Generator Bus Cooling Unit (Air Conditioner) identified as a rectangle
              System                      with six circles located on point E/F 7 on E2M1012.

 315-8102     Bus Equipment and           These assets are the Generator bus and supports identified as "Generator Leads" at point
              Supports                    E/F 7 on E2M1012.

------------------------

* Denotes a Unit 2 Asset which lies partially outside the boundaries of the Unit 2 Site.

 ACCOUNT
   CODE
  NUMBER             UNIT ASSET                                                 DESCRIPTION
----------    ------------------------    ------------------------------------------------------------------------------------------
                                          UNIFORM SYSTEM OF ACCOUNTS 315 ACCESSORY ELECTRIC EQUIPMENT

                                          CENTRALIZED PLANT CONTROL SYSTEM

* 315-8141    Metering and Relay          These assets are the annunciators, meters, and relays.

* 315-8142    Main Switching Control      This asset is the main switchyard console.
              System

* 315-8143    Steam Generator Control     This asset is the Burner Management System including the Furnace Supervisory Safety System
              System                      (FSSS), which FSSS controls the meters, relays and controls of Steam Generator Unit 2;
                                          excluding, however, the Load Management Control Center (LMCC).

* 315-8144    Soot Blow Control System    This asset is the Soot Blower Control System, which is comprised of the Soot Blower controls.

* 315-8145    Turbine Generator           This asset is the Turbine Generator Control System, which is comprised of the Turbine
              Control System              controls.

* 315-8147    Coal Handling Control       This asset is the Coal Handling System, including controls, consoles and circuits.
              System

* 315-8148    Central Plant Control       This asset is the Control Console and Digital Date System, including meters, relays and
              Console                     controls.

* 315-8160    Computer System             This asset is the Foxboro Computer located at point G/H 4 on E2M1013.

* 315-8180    Local Racks and Panels      These assets are the local racks and controls located throughout Unit 2.

                                          D.C. SYSTEM

 315-8241     Distribution System         This asset is the D.C. Distribution System, including the Station 125/250 V DC circuits
                                          (located throughout Unit 2), batteries, and D.C. Inverter.

 315-8243     Battery System              This asset is the Battery System,
                                          which is comprised of the batteries located in "Battery
                                          Room" at point G/H 7 on E2M1011.

 315-8244     D.C. Inverter               This asset is the D.C. Inverter located in the Battery Room.

------------------------

* Denotes a Unit 2 Asset which lies partially outside the boundaries of the Unit 2 Site.

*   Located in Control Room as identified at point G5 on E2M1013.

 ACCOUNT
   CODE
  NUMBER             UNIT ASSET                                                 DESCRIPTION
----------    ------------------------    ------------------------------------------------------------------------------------------
                                           UNIFORM SYSTEM OF ACCOUNTS 315 ACCESSORY ELECTRIC EQUIPMENT

                                          EMERGENCY GENERATOR SYSTEM

 315-8321     Generator                   This asset is a 480 volt ("V") generator system shown on E1M1807, including the connection parts such as wires, conduits, and cable tray which connect the 480 V generator to the
                                          Unit 2 control panel, excluding, however, the 480 V generator identified as "Emergency
                                          Generator Building Units 1 and 2" at point D 2/3 on E1M1007.

                                          AC SYSTEM

 315-8361     Distribution System         This system is comprised of the Station 120-/208 V AC switchgear identified as "208V Misc.
                                          Power Transformer" located at point G6 on E2M1011, including the MCC and circuits located throughout the equipment and structures located on the Unit 2 Site.

 315-8441     Distribution System         This system is comprised of the Station 480 V switchgear identified as 480 Motor Control
                                          Center at point G/H 7 on E2M1011, including the MCC and circuits located throughout the equipment and structures located on the Unit 2 Site.

 315-8444     Transformer System          This system is comprised of the 5 480 V transformers located at point G 5/6 on E2M1011.

 351-8481     Distribution System         This system is comprised of the 277/430 V Lighting switchgear and circuits located throughout the equipment and structures located on the Unit 2 Site.

 315-8601     Distribution System         This system is comprised of the Station 4160 V switchgear identified as "4160 Bus 2A" and
                                          "4160 Bus 2B" at point G/H 7 on #2M1012, MCC, and circuits located throughout the equipment and structures located on the Unit 2 Site.

 315-8604     Transformer System          This system is comprised of two 4160 V transformers which provide station service
                                          ("Station Service Transformers") and are shown on E2M1011.

 315-8641     Distribution System         This system is comprised of the Station 6900 V switchgear (identified as "6900 Bus 2B" and
                                          "6900 Bus 2A" located at points G7 and G8 on E2M1012), MCC and circuits.

 315-8644     Transformer System          This system is comprised of all of the 6900 V transformers which provide station service and are shown on E1M1880.

------------------------

* Denotes a Unit 2 Asset which lies partially outside the boundaries of the Unit 2 Site.

 ACCOUNT
   CODE
  NUMBER             UNIT ASSET                                                  DESCRIPTION
----------    ------------------------    ------------------------------------------------------------------------------------------
                                           UNIFORM SYSTEM OF ACCOUNTS 311 ACCESSORY ELECTRIC EQUIPMENT

* 315-8841    Distribution System         This system is comprised of the connection to the 115kV system including one each of three single phase overhead lines that connect the switchyard ("High Voltage Switchyard")
                                          shown on E1M1001 to the 115 kV transmission tower located in the northern part of the switchyard ("Low Voltage Switchyard") shown on E1M1009 and which connect to the Station
                                          Service Transformers.

------------------------

* Denotes a Unit 2 Asset which lies partially outside the boundaries of the Unit 2 Site.

 ACCOUNT
   CODE
  NUMBER             UNIT ASSET                                                  DESCRIPTION
----------    ------------------------    ------------------------------------------------------------------------------------------
                                        UNIFORM SYSTEM OF ACCOUNTS 316 MISCELLANEOUS POWER PLANT EQUIPMENT

                                          INTRASITE COMMUNICATION SYSTEM

* 316-1521    Telephone System            This asset is a telephone wire that connects the Unit 2 Control Room to the Private Branch and Exchange located on the fourth floor of the service building. The wire itself runs across Unit 1. See Unit Model for detail.

 316-1522     Public Address System       This asset is a Public Address System, including the speakers, wire, microphones located throughout the structures on the Unit 2 Site.

                                          COMPRESSED AIR SYSTEM

* 316-1541    Compressors and Drives      These assets are the compressors, motors, foundations identified as points "2A," "2B,"
                                          and "2C" and located at point D 4/5 on E2M1011.

 316-1542     Air Distribution System     This asset is the Air Distribution System, including the Air piping and valves located throughout the structures on the Unit 2 Site.

 316-1543     Air Storage and Drying      These assets are the air storage tanks and dryers identified as three small circles located next to the Compressors and Drives (See Account Code Number 316-1541, above).

                                          PLANT SUPPORT EQUIPMENT

 316-1560     Central Vacuum Cleaning     This is the Central Vacuum Cleaning System, including but not limited to Vacuum Pump and
              System                      Piping identified as the "Vacuum Cleaning Unit" located at point E/F 4 on E2M1011.

 316-1583     Food Service Equipment      This asset is all Kitchen Equipment located at point F/G 4 on E2M1013.

 316-1584     Hospital and First Aid      This asset is all Medical Equipment located inside the Unit 2 Control Room located at
              Equipment                   point G/H 5 on E2M1013.

 316-1586     Environmental Monitoring    This asset is all environmental monitoring equipment located inside the Unit 2 Control
              Equipment                   Room.

 316-1588     Safety Equipment            This asset is all safety equipment located inside the Unit 2 Control Room.

------------------------

* Denotes a Unit 2 Asset which lies partially outside the boundaries of the Unit 2 Site.

 ACCOUNT
   CODE
  NUMBER            UNIT ASSET                                                DESCRIPTION
----------    ------------------------    ------------------------------------------------------------------------------------------
                                        UNIFORM SYSTEM OF ACCOUNTS 316 MISCELLANEOUS POWER PLANT EQUIPMENT

 316-1589     Internal Security           This asset is all security equipment located inside the Unit 2 Control Room.
              Equipment

 316-1593     Plant Furnishings           These assets are all office furnishings located inside the Unit 2 Control Room.

 316-1596     Data Processing             This asset is all data processing equipment located inside the Unit 2 Control Room.
              Equipment

 316-1620     Plant Welding System        This asset is the Unit Welding System located throughout the structures on the Unit 2 Site and including Welding Circuits and Welding Machines.

 316-1640     Plant HVAC System           This is the Plant HVAC System, including but not limited to "Air Handling Equipment"
                                          located at point G/H 8 on E2M1011.

------------------------

* Denotes a Unit 2 Asset which lies partially outside the boundaries of the Unit 2 Site.

 ACCOUNT
   CODE
  NUMBER             UNIT ASSET                                                  DESCRIPTION
----------    ------------------------    ------------------------------------------------------------------------------------------
                                 UNIFORM SYSTEM OF ACCOUNTS 352 STRUCTURES AND IMPROVEMENTS (TRANSMISSION PLANT)

 352-9051     Yard Lighting: Low          This asset is the Low Voltage Switchyard Lighting (SAC 544400), including lamp posts,
              Voltage Switch and          bulbs, wire, conduit, and associated labor and engineering and supervision costs.
              Lighting

 352-9101     Water Piping System         This asset is the Water Piping System, including the Low Voltage Switchyard Fire
                                          Protection System which includes piping, sprinklers, and associated labor and engineering and supervision costs.

------------------------

* Denotes a Unit 2 Asset which lies partially outside the boundaries of the Unit 2 Site.

 ACCOUNT
   CODE
  NUMBER             UNIT ASSET                                                 DESCRIPTION
----------    ------------------------    ------------------------------------------------------------------------------------------
                                                 UNIFORM SYSTEM OF ACCOUNTS 353 STATION EQUIPMENT

 353-9320     Duct System                 This asset is the Low Voltage Duct Run and Cable Trench. See Unit Model for detail.

 353-9341     Site Ground                 This asset is the Low Voltage Switchyard Ground including a grid of wires tying underneath the ground on the Unit 2 Site.

* 353-9342    Overhead Ground             This asset includes two wires extending from a tower in the High Voltage Switchyard to the
                                          500 kV transmission lower located in the Low Voltage Switchyard and continuing to the
                                          Boiler Building.

                                          TRANSFORMERS AND SWITCHES

 353-9361     Foundations                 These assets are the low voltage switchyard foundations and the above Ground Concrete supporting the Low Voltage Switchyard Equipment.

**353-9381    High Voltage Structures     These assets are the switchyard steel, transmission towers, transition structures, and
              (69,000 Volts and Above)    supports for bus.

 353-9401     Power Transformers          These assets are the three Main power transformers located at point C 2/3 on E1M1010.

 353-9402     Station Service             These assets are the two Start-up Station Service Transformers located at point C/3 on
              Transformers                E1M1010.

**353-9440    Circuit Breakers and        These assets are located in High Voltage Switchyard and connect to the 500 kV system.
              Reclosers

**353-9502    Switch Apparatus            These assets are the air break circuit switches (disconnect switches).


* 353-9520    Lightning Arrestors         These assets are located in Low Voltage Switchyard and partially on the Unit 2 Site.

**353-9541    Current Transformers        These assets are transformers for relay protection and metering of equipment.


**353-9543    Coupling Capacitor          These assets are devices for surge protection and connect to the high voltage transmission
              Potential Devices           lines.

 353-9581     Overhead Bus                This asset is the station service 6900 V bus and the 4160 V bus as shown on E2M1012.

------------------------

* Denotes a Unit 2 Asset which lies partially outside the boundaries of the Unit 2 Site.

**  Located in the High Voltage Switchyard.

 ACCOUNT
   CODE
  NUMBER             UNIT ASSET                                                  DESCRIPTION
----------    ------------------------    ------------------------------------------------------------------------------------------
                                                 UNIFORM SYSTEM OF ACCOUNTS 353 STATION EQUIPMENT

**353-9601    Switchboard Rec. Cont.      These assets are the Switchboard Circuits and Miscellaneous Equipment, including
              and Carrier Equipment       recorders, controllers, and carrier equipment for monitoring Unit 2 connections to the
                                          High Voltage Switchyard.

**353-9621    Distribution Equipment      This asset is the A.C. station service distribution system.


**353-9641    Storage Battery System      These assets are the D.C. system storage batteries (for control of breakers).


**353-9720    Line Traps                  These assets are the switchyard line traps and tuners, used for noise suppression.


     ****     Unit 2 Asset                Shall mean any of the assets listed on Schedule 6 to the Participation Agreement, which
                                          Unit 2 Assets are identified in the Code of Accounts, represented by an Account Code
                                          Number and incorporated in Unit 2, including, without limitation, all buildings or building components, fixtures, appliances, parts, instruments, appurtenances, accessories, equipment, concrete, steel, tanks, piping, valves, connections, pumps, lighting, fans, motors, circuits, ductwork, transformers, wires, switches, and other property of whatever
                                          nature.Reference is hereby made to the Uniform System of Accounts for the purpose of identifying and specifying all Unit 2 Assets to be included in Unit 2; excluding, however, those certain items specifically excluded on Schedule 6.For accounting and cost purposes, certain Code of Account numbers for associated amortized labor and engineering and supervision design costs have been listed and grouped with the Unit 2 Assets to which they
                                          apply.All Unit 2 Assets are located within the boundaries of the Unit 2 Site, except where specifically noted on Schedule 6.

------------------------

* Denotes a Unit 2 Asset which lies partially outside the boundaries of the Unit 2 Site.

**  Located in the High Voltage Switchyard.

 ACCOUNT
   CODE
  NUMBER            UNIT 2 ASSET                                                 DESCRIPTION
----------    ------------------------    ------------------------------------------------------------------------------------------

     ****     Account Code Number         Shall mean any of the seven digit numbers which represent any of the Unit 2 Assets, with the first three digits representing the number in the Uniform System of Accounts, and the last four digits representing the number in the Code of Accounts.

     ****     Uniform System of           Shall mean Federal Energy Regulatory Commission ("FERC") Uniform System of Accounts
              Accounts                    prescribed for Electric Borrowers of the Rural Electrification Administration published by the U.S. Department of Agriculture and designated REA Bulletin 181-1 dated January 1,
                                          1978.

     ****     Code of Accounts            Shall mean the system of accounts used by Georgia Power Corporation, a Georgia Corporation
                                          (GPC) and Oglethorpe Power Corporation (an ELECTRIC MEMBERSHIP GENERATION AND TRANSMISSION
                                          CORPORATION).

     ****     SAC                         Shall mean any of the scheduled activity codes used to further specify assets represented in the Code of Accounts.

     ****     Unit Model                  Shall mean that model of Unit 1, Unit 2, Unit 3 and Unit 4 located on the third floor of the Service Building located on the Unit 2 site.

     ****     System                      Shall mean all those Unit 2 Assets which both separately and collectively constitute a
                                          Unit 2 Asset, and which are so related so as to interact and function as a complex whole.

                                    DRAWINGS
                                     INDEX

    The following list contains a description of various drawings ("Drawings") prepared by Southern Services, Inc. for Georgia Power Company. Drawings numbered E1M1000 through E1M1099 and E2M1000 through E2M1099 depict various plot plans of the Units' mechanical division. Drawings numbered E1M1100 through E1M1199 are diagrams of process piping and instruments. Drawings numbered E1M1800 through E1M1899 depict below grade plans of the Units.

                                                                                                    DATE OF
  DRAWING                                                                                          DRAWING OR
   NUMBER                                        CAPTION                                        LATEST REVISION
------------  ------------------------------------------------------------------------------  --------------------
E1M1001       Plant Scherer Map of Site (Site Water Plan)...................................         12/14/84
E1M1007       Plant Scherer General Arrangement Plant Site Yard.............................         11/14/80
E1M1008       Plant Scherer General Arrangement Plant Site..................................          5/24/82
E1M1009       Plant Scherer General Arrangement Powerhouse Yard.............................          5/10/82
E1M10010      Plant Scherer General Arrangement Units 1-4 Roof Plan.........................           5/5/82
E1M1804       Plant Scherer Units 1-4 Composite of Features Below Grade Near Powerhouse
              Sheet 4 of 45.................................................................          6/13/84
E1M1807       Plant Scherer Units 1-4 Composite of Features Below Grade Near Powerhouse
              Sheet 7 of 45.................................................................          4/22/82
E1M1808       Plant Scherer Units 1-4 Composite of Features Below Grade Near Powerhouse
              Sheet 8 of 45.................................................................           7/5/85
E1M1811       Plant Scherer Units 1-4 Composite of Features Below Grade Near Powerhouse
              Sheet 11 of 45................................................................          6/27/84

                                                                                                    DATE OF
  DRAWING                                                                                          DRAWING OR
   NUMBER                                        CAPTION                                        LATEST REVISION
------------  ------------------------------------------------------------------------------  --------------------
E1M1812       Plant Scherer Units 1-4 Composite of Features Below Grade Near Powerhouse
              Sheet 12 of 45................................................................          6/27/84
E1M1813       Plant Scherer Units 1-4 Composite of Features Below Grade Near Powerhouse
              Sheet 13 of 45................................................................          7/10/85
E1M1846       Plant Scherer Units 1-4 Sections for Composites of Features Below Grade Near
              Powerhouse....................................................................         11/10/80
E1M1800       Plant Scherer Units 1-4 Composite of Features Below Grade Near Powerhouse Key
              Plan..........................................................................          6/22/78
E1M1880       Plant Scherer Units 1-4 Composite of Yard Features Above Grade Sheet 5 of 19..         12/11/84
E2M1011       Plant Scherer Unit No. 2 General Arrangement Base Slab El. 468'-0"............          9/18/80
E2M1012       Plant Scherer Unit No. 2 General Arrangement Mezzanine Floor El. 490'-0"......          9/25/80
E2M1013       Plant Scherer Unit No. 2 Gen. Arrangem't Operating Fl El. 516-0 & Plat El.
              537'-0".......................................................................          11/3/82
E2M1014       Plant Scherer Unit No. 2 General Arrg't. Fl. El. 551'-0" & Plan of Plate "A-A"
              El. 560'-9" "B-B" El. 569'-6".................................................          9/18/80
E2M1015       Plant Scherer Unit No. 2 Gen Arrg't Plan View Pl. El. 578'-0" Plan of Plat
              "CC" El. 586'-9" & "DD" El. 595'-6"...........................................          9/18/80
E2M1016       Plant Scherer Unit No. 2 General Arrangement Plan View Platform El.604'-0"....          9/19/80

                                                                                                    DATE OF
  DRAWING                                                                                          DRAWING OR
   NUMBER                                        CAPTION                                        LATEST REVISION
------------  ------------------------------------------------------------------------------  --------------------
E2M1017       Plant Scherer Unit No. 2 Gen. Arrangem't Plan View Pl. El. 614'-0" & 608'-0" &
              Plat. El. 613'-0".............................................................          9/20/80
E2M1018       Plant Scherer Unit No. 2 General Arrg't Plan View (including
              platform elevation)...........................................................          9/25/80
E2M1019       Plant Scherer Unit No. 2 General Arrangement Floor El. 653'-0" & Plan of Plat.
              "F-F" El. 665'-0".............................................................          9/19/80
E2M1020       Plant Scherer Unit No. 2 General Arrangement Plan Fl. El. 675'-0" & Platf. El.
              658'-0".......................................................................          9/19/80
E2M1021       Plant Scherer Unit No. 2 General Arrangement Drum Floor El. 695'-0"...........          9/30/80
E2M1022       Plant Scherer Unit No. 2 General Arrangement Roof Plan El. 744'-11"...........          10/1/80
E2M1023       Plant Scherer Unit No. 2 Gen Arrangement Cross Sec A A Looking North at
              Colline 2.....................................................................         11/17/82
E2M1024       Plant Scherer Unit No. 2 Gen Arrangement Cross Sec B-B Looking North at
              Colline 3.....................................................................          10/3/80
E2M1025       Plant Scherer Unit No. 2 General Arrangement Cross Section C-C Looking East at
              Colline G.....................................................................          10/3/80
E2M1026       Plant Scherer Unit No. 2 Gen Arrg't Cross Section D-D Boiler House Looking
              West..........................................................................          10/3/80
E2M1032       Plant Scherer Unit No. 2 General Arrangement Platf. El. 643'-0"...............          10/1/80
E2M1033       Plant Scherer Unit No. 2 General Arrangement Mill Maintenance Area and Coal
              Transfer Tower................................................................          10/1/80
E2M1100       Plant Scherer--Unit No. 2 P&ID--Legend........................................          7/31/80
E2M1101       Plant Scherer--Unit No. 2 P&ID--Main Steam....................................          3/22/83

                                                                                                    DATE OF
  DRAWING                                                                                          DRAWING OR
   NUMBER                                        CAPTION                                        LATEST REVISION
------------  ------------------------------------------------------------------------------  --------------------
E2M1102       Plant Scherer--Unit No. 2 P&ID -Hot Reheat....................................          3/28/83
E2M1103       Plant Scherer--Unit No. 2 P&ID--Cold Reheat...................................          8/31/83
E2M1104       Plant Scherer--Unit No. 2 P&ID BFP Turbine Steam Supply Exhaust and Drains....          8/25/82
E2M1105       Plant Scherer--Unit No. 2 P&ID Superheater & Reheater Desuperheater Spray
              Water.........................................................................          9/23/82
E2M1106       Plant Scherer Unit No. 2 P&ID Steam for Air Preheaters........................         11/26/84
E2M1107       Plant Scherer--Unit No. 2 P&ID Extraction Steam to H.P. and L.P. Heaters......         10/21/82
E2M1108       Plant Scherer--Unit 2 P&ID Condensate System..................................           2/4/83
E2M1109       Plant Scherer--Unit No. 2 P&ID Condensate Makeup & Fill.......................           2/4/83
E2M1110       Plant Scherer--Unit No. 2 P&ID Feedwater System...............................         10/13/83
E2M1111       Plant Scherer--Unit No. 2 P&ID H.P. Heater Drains & Controls..................          2/22/85
E2M1112       Plant Scherer--Unit No. 2 P&ID Low Pressure Heater Drains & Controls..........          5/17/83
E2M1113       Plant Scherer--Unit No. 1 P&ID Main Team Hot Reheat Cold Reheat & Turbine
              Drains........................................................................          10/5/82
E2M1114       Plant Scherer Unit No. 2 P&ID Condenser Vacuum Breaker & Hotwell Waterbox &
              Vacuum Pump Vents & Drains....................................................          8/18/82
E2M1115       Plant Scherer-Unit No. 2 P&ID Turbine Water Induction Protection for Hot &
              Cold Reheat and No. 7 Heater..................................................          3/23/83

                                                                                                    DATE OF
  DRAWING                                                                                          DRAWING OR
   NUMBER                                        CAPTION                                        LATEST REVISION
------------  ------------------------------------------------------------------------------  --------------------
E2M1116       Plant Scherer Unit No. 2 P&ID--Turbine Water Induction Protection for No. 6
              Heaters.......................................................................         10/25/82
E2M1117       Plant Scherer Unit No. 2 P&ID--Turbine Water Induction Protection for
              Deaerator and Boiler Feed Pump Turbine........................................         10/21/82
E2M1118       Plant Scherer--Unit No. 2 P&ID--Turbine Water Induction Protection for No. 4
              Heater........................................................................           9/1/82
E2M1119       Plant Scherer--Unit No. 2 P&ID--Turbine Water Induction Protection for No. 3
              Heater........................................................................         10/25/82
E2M1120       Plant Scherer--Unit No. 2 P&ID--Turbine Water Induction Protection for No. 2
              Heater........................................................................         10/11/82
E2M1121       Plant Scherer--Unit No. 2 P&ID--Turbine Water Induction Protection for No. 1
              Heater........................................................................          10/6/82
E2M1122       Plant Scherer--Unit No. 2 P&ID Boiler Blow-Off & Drains, Sheet 1 of 2.........          4/12/83
E2M1123       Plant Scherer--Unit No. 2 P&ID Boiler Blow-Off & Drains, Sheet 2 of 2.........           2/1/84
E2M1125       Plant Scherer--Unit No. 2 P&ID Service Water, Sheet 1 of 3....................           5/6/83
E2M1126       Plant Scherer--Unit No. 2 P&ID Service Water, Sheet 2 of 3....................          1/30/85
E2M1127       Plant Scherer--Unit No. 2 P&ID Sluice Water & Ash Handling, Sheet 1 of 9......           2/4/85
E2M1128       Plant Scherer--Unit No. 2 P&ID Sluice Water & Ash Handling, Sheet 2 of 9......           7/2/84
E2M1129       Plant Scherer--Unit No. 2 P&ID--Circulating Water.............................         11/19/84

                                                                                                    DATE OF
  DRAWING                                                                                          DRAWING OR
   NUMBER                                        CAPTION                                        LATEST REVISION
------------  ------------------------------------------------------------------------------  --------------------
E2M1130       Plant Scherer--Unit No. 2 P&ID Filtered Water.................................           9/7/83
E2M1131       Plant Scherer--Unit No. 2 P&ID Service Air, Sheet 1 of 2......................           6/6/83
E2M1132       Plant Scherer--Unit No. 2 P&ID Service Air, Sheet 2 of 2......................           5/2/83
E2M1134       Plant Scherer--Unit No. 2 P&ID Power Block Heating Steam Supply and Drains....          6/12/84
E2M1135       Plant Scherer--Unit No. 2 P&ID--Gas Flow......................................          9/17/82
E2M1136       Plant Scherer Unit No. 2 P&ID Lighter Oil.....................................          3/30/84
E2M1137       Plant Scherer--Unit No. 2 P&ID Lube Oil.......................................         10/27/81
E2M1138       Plant Scherer--Unit No. 2 P&ID Chemical Feed..................................          7/20/83
E2M1143       Plant Scherer--Unit No. 2 P&ID Auxiliary Steam Headers........................           3/2/84
E2M1144       Plant Scherer--Unit No. 2 P&ID Chemical Wash Phase I--Heater
              Shell--Extraction--Drain System...............................................          11/8/82
E2M1145       Plant Scherer--Unit No. 2 P&ID Chemical Wash Phase 2--Condensate and
              Feedwater Piping..............................................................          11/8/82
E2M1146       Plant Scherer--Unit No. 2 P&ID Chemical Wash Phase 3--Boiler and Economizer...          11/8/82
E2M1147       Plant Scherer--Unit No. 2 P&ID Gland Seal Steam to Boiler Feed Pump Turbine...          8/25/82
E2M1148       Plant Scherer--Unit No. 2 P&ID Air & Coal Flow................................           2/2/84
E2M1149       Plant Scherer--Unit No. 2 P&ID Portable Water System..........................         10/27/84

                                                                                                    DATE OF
  DRAWING                                                                                          DRAWING OR
   NUMBER                                        CAPTION                                        LATEST REVISION
------------  ------------------------------------------------------------------------------  --------------------
E2M1151       Plant Scherer--Unit No. 2 P&ID Inerting Steam to Mills........................         10/21/82
E2M1152       Plant Scherer--Unit No. 2 P&ID Service Water, Sheet 3 of 3....................          7/30/83
E2M1154       Plant Scherer--Unit No. 2 P&ID Reheater Moisture Protection...................          4/27/83
E2M1155       Plant Scherer--Unit No. 2 P&ID Ash Sluice Water at Pumps......................          6/12/84

                                                                     Schedule 2


                                 UNIT 2 SITE


ALL THAT TRACT or parcel of land situated, lying and being in the Fifth Land District of Monroe County, Georgia, and being more particularly described as follows:

BEGINNING at a point coincident with Coordinates N=38,988.00, E=19,137.00 and running thence in an easterly direction to a point, which point is coincident with Coordinates N=38,988.00, E=19,658.00; running thence in a southerly direction to a point, which point is coincident with Coordinates N=38,937.00, E=19,658.00; running thence in an easterly direction to a point, which point is coincident with Coordinates N=38,937.00, E=19,803.00; running thence in a northerly direction to a point, which point is coincident with Coordinates N=38,950.50, E=19,803.00; running thence in an easterly direction to a point, which point is coincident with Coordinates N=38,950.50, E=19,852.00; running thence in a northerly direction to a point, which point is coincident with Coordinates N=38,962.50, E=19,852.00; running thence in an easterly direction to a point, which point is coincident with Coordinates N=38,962.50, E=20,019.00; running thence counter-clockwise along the arc of a perfect circle (said perfect circle having a radius of 44 feet and a centerpoint which is coincident with Coordinates N=38,962.50, E=20,063.00) to a point, which point is coincident with Coordinates N=38,962.50, E=20,107.00; running thence in an easterly direction to a point, which point is coincident with Coordinates N=38,962.50, E=20,305.00; running thence in a southerly direction to a point, which point is coincident with Coordinates N=38,723.50, E=20,305.00; running thence in a northeasterly direction to a point, which point is coincident with Coordinates N=38,889.90, E=20,822.00; running thence in an easterly direction to a point, which point is coincident with Coordinates N=38,889.00, E=20,871.00; running thence in a southerly direction to a point, which point is coincident with Coordinates N=38,819.00, E=20,871.00; running thence in a westerly direction to a point, which point is coincident with Coordinates N=38,819.00, E=20,862.00; running thence in a southwesterly direction to a point, which point is coincident with Coordinates N=38,732.00, E=20,562.00; running thence in a southwesterly direction to a point, which point is coincident with Coordinates N=38,653.00, E=20,305.00; running thence in a westerly direction to a point, which point is coincident with Coordinates N=38,653.50, E=19,582.60; running thence in a northerly direction to a point, which point is coincident with Coordinates N=38,700.00, E=19,582.60; running thence in a westerly direction to a point, which point is coincident with Coordinates N=38,700.00, E=19,137.00; running thence in a northerly direction to the Point of Beginning.

ALSO, the Cooling Tower, Unit 2, Plant Scherer, more particularly described as follows:

ALL THAT TRACT or parcel of land situated, lying and being in the Fifth Land District of Monroe County, Georgia, and being that tract of land lying within a perfect circle and having a radius of 198 feet, the centerpoint of said perfect circle being coincident with Coordinates N=37,830.00, E=19,640.00.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer General Arrangement As Built Facilities" dated December 18, 1985, prepared by Oglethorpe Power Corporation, bearing Drawing No. FDC 1066, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for Robert W. Scherer Plant: Georgia Power Company Coordinate, N=400+00, is coincident with Georgia State Plane
Coordinate: West Zone Grid Meridian, N=1,114,000; Georgia Power Company Coordinate, E=200+00 is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, E=610,000.

                                      EXHIBIT A

                     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE
                  SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE IN VIOLATION OF SUCH ACT

                   NONRECOURSE PROMISSORY LESSOR NOTE NO. 2, DUE IN
                        A SERIES OF INSTALLMENTS OF PRINCIPAL
                               WITH FINAL PAYMENT DATE
                                   OF JUNE 30, 2011

                                                  Issued at:  New York, New York

                                                  Issue Date:  December 17, 1997

     Wilmington Trust Company and NationsBank, N.A., not in their individual capacities but solely as Owner Trustee, hereby promise to pay to OPC Scherer 1997 Funding Corporation A (the "Funding Corporation"), or its registered assigns, the principal sum of FORTY-TWO MILLION SEVEN HUNDRED FIFTY-SEVEN THOUSAND AND NO/100 DOLLARS ($42,757,000.00), which is due and payable in a series of installments of principal with a final payment date of June 30, 2011, as provided below, together with simple interest at the rate of six and nine hundred seventy-four thousandths percent (6.974)% per annum on the principal remaining unpaid from time to time; provided, however, that from, after, and so long as, the Facility Bonds shall bear Additional Interest (as defined in the Collateral Trust Indenture), each installment of principal remaining unpaid shall accrue interest (in addition to the stated interest on this Series 1997 Refunding Lessor Note) at a rate of one quarter of one percent (0.25%) per annum (such additional amount payable under this Series 1997 Refunding Lessor Note, the "Additional Lessor Note Interest"), from and including the date the Facility Bonds shall begin to accrue Additional Interest until and including the last day the Facility Bonds shall accrue Additional Interest.

     Interest on the outstanding principal amount under this Series 1997 Refunding Lessor Note shall be due and payable semiannually at the rate specified above, commencing on June 30, 1998, and on each June 30th and December 31st thereafter until the principal of this Series 1997 Refunding Lessor Note is paid in full or made available for payment. Interest shall be calculated at the rate specified above, computed on the basis of a 360-day year of twelve 30-day months, except with respect to Additional Interest, which shall be computed on the basis of a 365 or 366-day year, as the case may be. The principal of this Series 1997 Refunding Lessor Note shall be due and payable in consecutive semiannual installments on each June 30th and December 31st, commencing on June 30, 1998, and ending on the payment date for the final installment of principal set forth above, and each such installment of principal shall be in the amount, if any, set forth in Schedule 1 attached hereto in the column headed "Principal Amount Payable" with respect to the date of such installment, provided that the final installment of principal shall be equal to the then unpaid principal balance of this Series 1997 Refunding Lessor Note.

     Capitalized terms used in this Series 1997 Refunding Lessor Note which are not otherwise defined herein shall have the meanings ascribed thereto in the Restated Indenture (as hereinafter defined).

     Interest on any overdue principal and premium, if any, and (to the extent permitted by applicable law) any overdue interest shall be paid, on demand, from the due date thereof at the Stipulated Interest Rate for the period during which any such principal, premium or interest shall be overdue computed on the basis of a 360-day year of twelve 30-day months.

     In the event any date on which a payment is due under this Series 1997 Refunding Lessor Note is not a Business Day, then payment thereof may be made on the next succeeding Business Day with the same force and effect as if made on the date on which such payment was due.

     Except as otherwise specifically provided in the Restated Indenture, all payments of principal, premium, if any, and interest to be made by Owner Trustee hereunder and under the Amended and Restated Indenture of Trust, Deed to Secure Debt and Security Agreement No. 2, dated December 1, 1997 (the "Restated Indenture"), between Wilmington Trust Company and NationsBank, N.A., acting through its agent, The Bank of New York, collectively as "Owner Trustee" under the Trust Agreement No. 2, dated December 30, 1985, with DFO Partnership, as assignee of Ford Motor Credit Company, and The Bank of New York Trust Company of Florida, N.A., a national banking association, as Indenture Trustee, shall be made only from the Indenture Estate and the Indenture Trustee shall have no obligation for the payment thereof except to the extent that the Indenture Trustee shall have sufficient income or proceeds from the Indenture Estate to make such payments in accordance with the terms of Article 3 of the Restated Indenture; and, except as expressly provided in the Restated Indenture or the Participation Agreement, neither Owner Trustee nor Owner Participant shall have any obligation for payments in respect of this Series 1997 Refunding Lessor Note or under the Restated Indenture except from the Indenture Estate. The holder hereof, by its acceptance of this Series 1997 Refunding Lessor Note agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for distribution to the holder hereof, as herein provided and that, except as expressly provided in the Restated Indenture or the Participation Agreement, neither Owner Participant, Owner Trustee, Bank, Georgia Bank nor Indenture Trustee is or shall be personally liable to the holder hereof for any amounts payable under this Series 1997 Refunding Lessor Note or under the Restated Indenture, or for any performance to be rendered under the Restated Indenture or any Operative Document or for any liability under the Restated Indenture or any Operative Document.

     The principal of, premium, if any, and interest on this Series 1997 Refunding Lessor Note shall be paid by the Indenture Trustee by transferring for the account of the holder of this Series 1997 Refunding Lessor Note, the amount then due and payable in immediately available funds to a banking institution with bank wire transfer facilities designated by the holder of this Series 1997 Refunding Lessor Note to Indenture Trustee, such transfer to be subject to telephonic confirmation of payment, to the extent specified by such Noteholder, or in the absence of such designation, by mailing a check for such amount payable in New York Clearing House funds to such Noteholder at the last address of the Noteholder appearing on the Note Register, or by any other method authorized by the Restated Indenture and specified in notice from such Noteholder to Indenture Trustee, without any presentment or surrender of this Series 1997 Refunding Lessor Note, except that, in the case of the final payment in respect of this Series 1997 Refunding Lessor Note, this Series 1997 Refunding Lessor Note shall be surrendered to Indenture Trustee. All payments due with respect to this Series 1997 Refunding Lessor Note shall be made (i) as soon as practicable prior to the close of business on the date the amounts to be distributed by Indenture Trustee are actually received by Indenture Trustee if such amounts are received by 10:00 a.m., New York City Time, on a Business Day or (ii) on the next succeeding Business Day if received after such time or if received on any day other than a Business Day. Prior to due presentment for registration of transfer of this Series 1997 Refunding Lessor Note, Owner Trustee and Indenture Trustee may deem and treat the Person in whose name this Series 1997 Refunding Lessor Note is registered on the Note Register (including any pledgee designated pursuant to Section 2.8 of the Restated Indenture) as the absolute owner and holder of this Series 1997 Refunding Lessor Note for the purpose of receiving payment of all mounts payable with respect to this Series 1997 Refunding Lessor Note and for all other purposes, and neither Owner Trustee nor Indenture Trustee shall be affected by any notice to the contrary (other than from any such pledgee). All payments made on this Series 1997 Refunding Lessor Note in accordance with the provisions of this paragraph shall be valid and effective to satisfy and discharge the liability on this Series 1997 Refunding Lessor Note to the extent of the sums so paid and neither Indenture Trustee nor Owner Trustee shall have any liability in respect of such payment.

     The holder hereof, by its acceptance of this Series 1997 Refunding Lessor Note, agrees that each payment received by it hereunder shall be applied in the manner set forth in Section 2.7 of the Restated Indenture, which provides that each payment on the Series 1997 Refunding Lessor Note shall be applied as follows: first, to the payment of accrued interest (including interest on overdue principal and, to the extent permitted by Applicable Law, overdue interest) on this Series 1997 Refunding Lessor Note to the date of such payment; second, to the payment of the principal amount of, and premium, if any, on this Series 1997 Lessor Refunding Note then due (including any overdue installments of principal) thereunder; and third, to the extent permitted by Section 2.10 of the Restated Indenture, the balance, if any, remaining thereafter, to the payment of the principal amount of, and premium, if any, on this Series 1997 Refunding Lessor Note.

     This Series 1997 Refunding Lessor Note is the Series 1997 Refunding Lessor Note referred to in the Restated Indenture. The Restated Indenture also permits the issuance of Additional Notes, as provided in Section 2.12 of the Restated Indenture, and the several Notes may be for varying principal amounts and may have different maturity dates, interest rates, redemption provisions and other terms. The properties of Owner Trustee included in the Indenture Estate are pledged or mortgaged to Indenture Trustee to the extent provided in the Restated Indenture as security for the payment of the principal of and premium, if any, and interest on this Series 1997 Refunding Lessor Note and all other Notes issued and outstanding from time to time under the Restated Indenture.

     Reference is hereby made to the Restated Indenture for a statement of the rights of the holder of, and the nature and extent of the security for, this Series 1997 Refunding Lessor Note and of the rights of, and the nature and extent of the security for, the holders of the other Notes and of certain rights of Owner Trustee and Owner Participant, as well as for a statement of the terms and conditions of the trust created by the Restated Indenture, to all of which terms and conditions the holder hereof agrees by its acceptance of this Series 1997 Refunding Lessor Note.

     This Series 1997 Refunding Lessor Note is subject to redemption, in whole or in part as contemplated by the Restated Indenture, at the applicable redemption prices (expressed as a percentage of principal amount) for the Redemption Dates set forth in Schedule 2 attached hereto (collectively, the "Premium Redemption Prices") in the case of redemptions under the circumstances set forth in Sections 2.10(d)(i), (ii) and (iii)(B) of the Restated Indenture and for one hundred percent (100%) of the unpaid principal balance hereof in the circumstances described in Section 2.10(a) (to the extent it pertains to this Series 1997 Refunding Lessor Note) and Section 2.10(d)(iii)(A) and (iv) of the Restated Indenture, in each case together with interest accrued to the Redemption Date; provided, however, that no such redemption shall be made until notice thereof is given by Indenture Trustee to the holder hereof as provided in the Restated Indenture.

     In case an Event of Loss under the Lease shall occur under circumstances therein described relating to the regulation of Owner Participant or any of its Affiliates as a Public Utility or a Holding Company or under other certain federal and state public utility laws, the obligations of Owner Trustee under this Series 1997 Refunding Lessor Note may be assumed in whole by Lessee, subject to the conditions set forth in Section 2.10(b) of the Restated Indenture; provided, however, that no such assumption shall be made if the regulation of Owner Participant or its Affiliate is not materially adverse to such Person, nor shall such an assumption be made if an Indenture Default or an Indenture Event of Default shall have occurred and be continuing or if certain other conditions specified in the Restated Indenture are not met.

     In case an Indenture Event of Default shall occur and be continuing, the unpaid balance of the principal of this Series 1997 Refunding Lessor Note together with all accrued but unpaid interest thereon may, subject to certain rights of Owner Trustee and Owner Participant contained or referred to in the Restated Indenture, be declared or may become due and payable in the manner and with the effect provided in the Restated Indenture.

     There shall be maintained at the Indenture Trustee Office a register for the purpose of registering transfers and exchanges of Notes in the manner provided in the Restated Indenture. The transfer of this Series 1997 Refunding Lessor Note is registrable, as provided in the Restated Indenture, upon surrender of this Series 1997 Refunding Lessor Note for registration of transfer duly accompanied by a written instrument of transfer duly executed by or on behalf of the registered holder hereof, together with the amount of any applicable transfer taxes.

     This Series 1997 Refunding Lessor Note shall be governed by the laws of the state of Georgia.

     IN WITNESS WHEREOF, Owner Trustee has caused this Series 1997 Refunding Lessor Note to be duly executed as of the date hereof.

                                       WILMINGTON TRUST COMPANY,
                                          not in its individual capacity
                                          but solely as Owner Trustee

                                       By:
                                           -------------------------------

                                           Name:
                                                  -------------------------
                                           Title:
                                                  ------------------------

                                       NATIONSBANK, N.A., acting
                                           through its agent, THE BANK OF
                                           NEW YORK,
                                           not in its individual
                                           capacity, but solely as Owner
                                           Trustee
                                       By:
                                           ------------------------------
                                           Name:
                                                 ------------------------
                                           Title:
                                                 -----------------------

                                      SCHEDULE 1
                         TO SERIES 1997 REFUNDING LESSOR NOTE

                          Schedule of Principal Amortization


                          Principal         Principal
                            Amount           Amount        Interest
Payment Date               Payable            Paid           Paid
-----------------       ---------------    -----------   -----------



                                        A-S-I-1

                                      SCHEDULE 2
                         TO SERIES 1997 REFUNDING LESSOR NOTE

Period                                            Premium Redemption Prices
------                                            -------------------------




                                         A-S-II-1

                                       EXHIBIT B

This is one of the Notes referred to in the within-mentioned Restated Indenture.




                                     THE BANK OF NEW YORK TRUST
                                        COMPANY OF FLORIDA, N.A.
                                        as Indenture Trustee

                                     By:
                                         ----------------------------------
                                         Name:
                                                ----------------------------
                                         Title:
                                                ----------------------------

                                        CROSS REFERENCE:  LEASE AGREEMENT NO. 2
                                        RECORDED IN VOLUME 205, PAGE 328, MONROE
                                        COUNTY, GEORGIA, RECORDS, AND FIRST
                                        SUPPLEMENT TO LEASE AGREEMENT NO. 2
                                        RECORDED IN VOLUME 228, PAGE 111 OF THE
                                        AFORESAID RECORDS.

                   SECOND SUPPLEMENT TO LEASE AGREEMENT NO. 2

     This SECOND SUPPLEMENT TO LEASE AGREEMENT NO. 2 (this "Supplement") is made and entered into as of December 17, 1997, between NATIONSBANK, N.A., a national banking association and successor by merger to The Citizens and Southern National Bank, acting through its agent, THE BANK OF NEW YORK, a state banking corporation organized under the laws of the state of New York, not in its individual capacity but solely as an Owner Trustee (together with its successors and permitted assigns, the "Lessor") under the Trust Agreement No. 2, dated December 30, 1985, among the Owner Participant and the Original Trustee (each such term and all other capitalized terms used in this Supplement but not defined have the meanings assigned to such terms in
Section 1 of this Supplement), and OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), an electric membership corporation organized under the laws of the state of Georgia and formerly known as Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) and together with its successors and permitted assigns, the "Lessee."

                             W I T N E S S E T H :

     WHEREAS, on December 30, 1985, the Original Trustee and the Co-Owner Trustee leased the Undivided Interest to the Lessee pursuant to the terms of the Lease;

     WHEREAS, the Original Trustee and the Co-Owner Trustee assigned all of their right, title and interest in and to the Undivided Interest and the Lease to the Georgia Trustee, and the Georgia Trustee assumed the obligations of the Original Trustee and the Co-Owner Trustee thereunder on October 7, 1986 with the consent of the Lessee and the Indenture Trustee, all pursuant to and in accordance with Trust Supplement No. 2;

     WHEREAS, in connection with such assignment and assumption, the Lease was amended pursuant to the First Lease Supplement;

     WHEREAS, the Georgia Trustee is an Owner Trustee pursuant to the Trust Supplement No. 2 and the Lessor is the successor to Georgia Trustee;

     WHEREAS, the Lessee, the Owner Participant, the Original Trustee, the Lessor, the Indenture Trustee, the Loan Participant, the Original Funding Corporation, the Funding Corporation, the Original Collateral Trust Trustee and the Collateral Trust Trustee have entered into the Second Supplemental Participation Agreement in connection with the issuance by the Lessor of the Series 1997 Refunding Lessor Note to the Funding Corporation to refinance all of the principal outstanding under the Outstanding Note;

     WHEREAS, the Series 1997 Refunding Lessor Note will be secured under the Restated Indenture;

     WHEREAS, the Funding Corporation will issue the Facility Bonds to refund the Outstanding Bonds, and the Series 1997 Refunding Lessor Note issued to such corporation will secure the payment of the Facility Bonds under the terms of the Collateral Trust Indenture; and

     WHEREAS, the Lessor and the Lessee desire to amend the Lease in the manner provided in this Second Lease Supplement in connection with (i) the issuance of the Series 1997 Refunding Lessor Note to the Funding Corporation, and (ii) the repayment of the Outstanding Note with the proceeds thereof;

     NOW, THEREFORE, in consideration of the premises, the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Definitions. Capitalized terms used in this Second Lease Supplement, including the recitals, and not otherwise defined shall have the meanings assigned to such terms in Appendix A to the Lease Agreement and Appendix B to the First Lease Supplement unless the context or use clearly indicates another or different meaning or intent, except for certain modifications, amendments and additions to such definitions as set forth in Appendix C to this Second Lease Supplement. Capitalized terms set forth in Appendix C to this Second Lease Supplement shall have the respective meanings assigned to such terms for all purposes hereof and under the Lease, as amended hereby, and words importing the singular include the plural and vice versa.

     SECTION 2. Supplemental Rent Payment. On the 1997 Refinancing Date, the Lessee shall pay to the Lessor Supplemental Rent in the amount of Four
Million Six Hundred Five Thousand Eight Hundred Ten Dollars and Fifteen Cents ($4,605,810.15) in immediately available funds (the "1997 Supplemental Rent Payment").

     SECTION 3. Basic Rent. For purposes of determining the amount of Basic Rent to be paid by Lessee to Lessor pursuant to Section 3.2 of the Lease, the term "Schedule 1 to the Participation Agreement" shall mean the revised
Schedule 1 to the Participation Agreement attached to the Second Supplemental Participation Agreement.

     SECTION 4. Amendment to Section 3.3. Section 3.3 of the Lease is hereby amended by deleting such section in its entirety and substituting the following in lieu thereof:

         SECTION 3.3 Rent Differential. If, on any Rent Payment Date, any amount of Additional Lessor Note Interest shall be due and payable under the Series 1997 Refunding Lessor Note, the installment of Basic Rent on such Rent Payment Date shall be increased by the amount of such Additional Lessor Note Interest. The amount of additional Basic Rent payable under this Section 3.3 shall be the "Rent Differential."

     SECTION 5. Amendment to Section 10.2(b)(xii). Subsection 10.2(b)(xii) of the Lease is hereby amended by deleting such subsection in its entirety and substituting the following lieu thereof:

          (xii) Coopers & Lybrand LLP or any other nationally recognized accounting firm which shall become Lessee's regular outside auditors shall confirm, to the reasonable satisfaction of Lessor, that the Cost of Capital Improvements which are the subject of the Supplemental Financing, when so financed, may be capitalized, rather than expensed, under the Uniform System of Accounts and may be capitalized under section 263 of the Code and the Regulations thereunder;

     SECTION 6. Amendment to Article 14. Subsection (e) of Article 14 of the Lease is hereby amended by deleting such subsection in its entirety and substituting the following in lieu thereof:

          (e) any "Event of Default" under Article VII of the Oglethorpe Indenture shall have occurred and be continuing and, as a result thereof, any remedy permitted under such Article VIII shall have been exercised;

     SECTION 7. Amendment to Section 18.1. Section 18.1 of the Lease is hereby amended by deleting the words "REA" and "REA Mortgage" in such section and substituting in lieu thereof the words "RUS" and "Oglethorpe Indenture," respectively.

     SECTION 8. Effect. Except as expressly amended, supplemented and modified hereby, the Lease and all terms and conditions thereof shall continue in full force and effect, unmodified and unchanged. From and after the date of delivery hereof, the Lease and all references thereto in any and all Operative Documents shall mean and include the Lease as modified, amended and supplemented hereby.

     SECTION 9. Chattel Paper. The single executed original of this Supplement marked "Original" and containing the receipt of Indenture Trustee thereon shall be deemed to be the "Original" of this Supplement. To the extent that this Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdictions, no security interest in this Supplement may be created through the transfer or possession of any counterpart other than the "Original."

     IN WITNESS WHEREOF, the parties hereto have each caused this Supplement to be duly executed and sealed as of the date first above written.

LESSOR:                           NATIONSBANK, N.A., acting through its
Signed, sealed and delivered      agent, THE BANK OF NEW YORK, not
this__ day of December,           in its individual capacity but solely a Owner
1997, in the presence of:         Trustee under the Trust Agreement identified
                                  herein, Lessor

----------------------------      By: -----------------------------------------
Unofficial Witness                    Name:
                                      Title:

----------------------------      Attest: -------------------------------------
Notary Public                             Name:
                                          Title:

My Commission Expires:                                           [SEAL]

LESSEE:                           OGLETHORPE POWER
Signed, sealed and delivered      CORPORATION (AN ELECTRIC
this ____ day of December,        MEMBERSHIP CORPORATION),
1997, in the presence of:         Lessee

----------------------------      By: -----------------------------------------
Unofficial Witness                    Name:
                                      Title:

----------------------------      Attest: -------------------------------------
Notary Public                             Name:
                                          Title:

             [NOTARY SEAL]

                                                        [SEAL]

                                 APPENDIX C

                             DEFINITIONS NO. 2

"Additional Lessor Note Interest" shall have the meaning set forth in the Series 1997 Refunding Lessor Note.

"Amendment No. 1 to the Tax Indemnification Agreement" means the Amendment No. 1 to the Tax Indemnification Agreement No. 2, dated as of December 17, 1997, between the Lessee and the Owner Participant.

"Bankruptcy Act" has the meaning set forth in Section 4.1(d) of the Restated Indenture.

"Collateral Trust Trustee" means SunTrust Bank, Atlanta, not in its individual capacity but solely as trustee under the Collateral Trust Indenture.

"Collateral Trust Indenture" means the Collateral Trust Indenture, dated as of December 1, 1997, among Lessee, the Funding Corporation and the Collateral Trust Trustee, as the same may be amended, modified or supplemented from time to time in accordance with the provisions thereof and of the Participation Agreement.

"Exchange and Registration Rights Agreement" means the Exchange and Registration Rights Agreement, dated as of December 17, 1997, among Oglethorpe, the Funding Corporation and the Purchasers, as the same may be amended, modified or supplemented from time to time in accordance with the provisions thereof.

"Existing Participation Agreement" means the Original Participation Agreement as amended, modified and supplemented by the First Supplemental Participation Agreement.

"Facility Bonds" means the Serial Facility Bonds due June 30, 2011 issued by the Funding Corporation pursuant to the Collateral Trust Indenture, comprised of the Initial Series of Bonds and the Exchange Series of Bonds (both as defined in the Collateral Trust Indenture).

"First Lease Supplement" means the First Supplement to Lease Agreement No. 2, dated as of October 15, 1986, between the Lessor and the Lessee.

"First Supplemental Participation Agreement" means the Supplemental Participation Agreement No. 2, dated as of October 9, 1986, among Lessee, Owner Participant, the Original Trustee, the Georgia Trustee, the Indenture Trustee, the Original Funding Corporation, the Original Collateral Trust Trustee and the Loan Participant.

"Ford Assignment and Assumption Agreement" means the Assignment and Assumption Agreement, dated as of September 21, 1996, by and among Ford Motor Credit Company, DFO Holding Company and DFO Partnership.

"Funding Corporation" means OPC Scherer 1997 Funding Corporation A, a corporation organized under the laws of the state of Delaware.

"Indemnitee" shall mean Bank, Original Trustee, Wade, Co-Owner Trustee, Georgia Bank, Georgia Trustee, Owner Participant, Indenture Trustee (both in its individual capacity and its capacity as Indenture Trustee under the Restated Indenture), the Collateral Trust Trustee, the Original Collateral Trust Trustee, each holder of a note from time to time outstanding and the respective successors, assigns, agents, officers, directors or employees of any thereof and Affiliates of any of the foregoing."

"Indenture Trustee" means The Bank of New York Trust Company of Florida, N.A., a national banking association, not in its individual capacity but solely as indenture trustee under the Indenture, and each successor trustee or co-trustee of the trusts created by the Indenture.

"Lease" means the Lease Agreement No. 2, dated as of December 30, 1985, between the Lessor and the Lessee, as amended, modified and supplemented by the First Lease Supplement and the Second Lease Supplement and as further amended, modified and supplemented from time to time.

"1997 Refinancing Date" has the meaning assigned to such term in Section 2.03 of the Second Supplemental Participation Agreement.

"1997 Refinancing Documents" means the Second Supplemental Participation Agreement, the Restated Indenture, the Series 1997 Refunding Lessor Note and the Second Lease Supplement.

"1997 Refinancing Transaction Expenses" means the sum of (a) the aggregate of the amounts referred to in clause (b) of the definition of "1997 Refinancing Transaction Expenses" contained in Appendix C to each of the Other Second Supplemental Participation Agreements, plus (b) all other fees, expenses, disbursements and costs incurred by or on behalf of Owner Trustee, Owner Participant, the Original Funding Corporation, the Funding Corporation, the Indenture Trustee, the Original Collateral Trust Trustee or the Collateral Trust Trustee in connection with the transactions contemplated by the 1997 Refinancing Documents on the 1997 Refinancing Date, including the Lessor's Share of up to $110,000 of the fees and disbursements of counsel to the Purchasers.

"1997 Supplemental Rent Payment" shall have the meaning set forth in Section 2 of the Second Lease Supplement.

"Offering Circular" means the Offering Circular, dated December 11, 1997, of the Lessee relating to the Facility Bonds.

"Oglethorpe Indenture" means the Indenture, dated as of March 1, 1997, between Lessee and SunTrust Bank, Atlanta, as indenture trustee, which replaced the REA Mortgage, as the same may be hereafter supplemented, modified or amended, and any new deed to secure debt, indenture or security agreement placed on the property of the Lessee in substitution thereof. Any reference to a section or provision of the REA Mortgage shall refer to the successor section or provision in the Oglethorpe Indenture or any supplemented, amended or successor deed to secure debt, indenture or security agreement notwithstanding any change in the numbering or headings of such sections or provisions.

"Operative Documents" means the Participation Agreement, the Trust Agreement, the Lease, the Deed and Bill of Sale, the Supporting Assets Lease, the Supporting Assets Sublease, the Restated Indenture, the Series 1997 Refunding Lessor Note, the Assignment, the REA Consent, the Co-Owners' Consent, the Tax Indemnification Agreement, the Ownership Agreement, the Operating Agreement and the Ford Assignment and Assumption Agreement.

"Original Collateral Trust Indenture" means the Collateral Trust Indenture, dated as of October 15, 1986, among Lessee, Original Funding Corporation and the Original Collateral Trust Trustee.

"Original Collateral Trust Trustee" means SunTrust Bank, Atlanta, formerly known as the Trust Company Bank, not in its individual capacity but solely as trustee under the Original Collateral Trust Indenture.

"Original Funding Corporation" means OPC Scherer Funding Corporation, a Delaware corporation.

"Original Indenture Trustee" means Wachovia Bank of Georgia, National Association, a national banking association, acting through its agent The Bank of New York, a state banking corporation organized under the laws of the State of New York, not in its individual capacity but solely as indenture trustee under the Original Lease Indenture.

"Original Lease Indenture" means the Original Indenture, as supplemented by the First Supplemental Indenture.

"Original Participation Agreement" means the Participation Agreement No. 2, dated as of December 30, 1985, among Lessee, Owner Participant, Original Trustee, and the Loan Participant.

"Other Leases" means all the leases of undivided interests in the Facility (other than the Lease) between the Bank, in its capacity as trustee, and Lessee, dated as of December 30, 1985, as the same have been or may be amended, modified or supplemented thereafter.

"Other Second Supplemental Participation Agreements" means all supplemental participation agreements, each dated as of the 1997 Refinancing Date, to which Lessee and any of the Other Owner Participants are parties, relating to the Refinancing contemplated to be consummated on the 1997 Refinancing Date other than the Second Supplemental Participation Agreement.

"Outstanding Bonds" mean the Serial Facility Bonds due 1991, 1996 and 2011 issued by the Original Funding Corporation pursuant to, and Outstanding under, the Indenture.

"Outstanding Bonds Redemption Date" means January 6, 1998.

"Outstanding Note" means the Note, dated October 15, 1986, issued to the Original Funding Corporation pursuant to Section 2.4 of the Indenture.

"Participation Agreement" means the Original Participation Agreement as amended, modified and supplemented by the First Supplemental Participation Agreement and the Second

Supplemental Participation Agreement, and as the same may be further amended, modified or supplemented from time to time in accordance with the provisions thereof.

"Premium Redemption Price" shall mean the redemption prices (each expressed as a percentage principal amount) set forth in Schedule 2 to the Series 1997 Refunding Lessor Note.

"Purchase Agreement" means the Purchase Agreement, dated December 11, 1997, among the Purchasers, Lessee and the Funding Corporation.

"Purchasers" shall mean Goldman, Sachs & Co. and the other Purchasers listed on Schedule I to the Purchase Agreement.

"Restated Indenture" means the Amended and Restated Indenture of Trust, Deed to Secure Debt and Security Agreement No. 2, dated as of December 1, 1997, among the Owner Trustee and the Indenture Trustee.

"RUS" means the Rural Utilities Service, the successor to the REA.

"Second Lease Supplement" means the Second Supplement to Lease Agreement No. 2, dated as of the 1997 Refinancing Date, between the Lessee and the Owner Trustee.

"Second Supplemental Participation Agreement" means the Supplemental Participation Agreement No. 2, dated as of the 1997 Refinancing Date, among Lessee, Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Participant, the Original Funding Corporation, the Funding Corporation, the Original Collateral Trust Trustee and the Collateral Trust Trustee.

"Series 1997 Refunding Lessor Note" means the Note created and established pursuant to Section 2.4 of the Restated Indenture and issued to the Funding Corporation pursuant to the Participation Agreement and any Note issued in exchange or substitution thereof.

"Stipulated Interest Rate" shall mean the lesser of (i) two percent (2%) per annum above the greater of (A) the published base rate of Citibank, N.A., in New York, New York, in effect from time to time and (B) six and nine hundred seventy-four thousandths percent (6.974%) per annum, and (ii) the highest interest rate per annum permitted by Applicable Law.

                                                                     EXHIBIT C-1
                                                                              to
                                                             Second Supplemental
                                                         Participation Agreement

                            OPINION OF SUTHERLAND, ASBILL
                                    & BRENNAN LLP

                             (With respect to Oglethorpe)

     1. Oglethorpe is an electric membership corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, and has the corporate power and authority to enter into and perform its obligations under each of the 1997 Refinancing Documents to which it is a party, the Ownership Agreement and the Operating Agreement (collectively, the "Agreements").

     2. Oglethorpe has not failed to qualify to do business and to be in good standing in any jurisdiction where the failure so to qualify would materially and adversely affect the financial condition of Oglethorpe or its ability to perform any of its obligations under the Agreements.

     3. The execution, delivery and performance by Oglethorpe of each of the Agreements have been duly authorized by all necessary corporate action on the part of Oglethorpe and do not require the consent or approval of any member of Oglethorpe or any trustee or holder of any indebtedness or other obligation of Oglethorpe, or of the Co-Owners under the Ownership Agreement and the Operating Agreement, except such as have been obtained and except for any necessary consent of RUS or any corporate actions that may be required for the exercise by Oglethorpe of any of its options (a) to alter, modify, amend, supplement, waive or terminate any Operative Document (other than amendments contained in the 1997 Refinancing Documents), (b) to purchase or renew its lease of the Undivided Interest pursuant to Article 4 or 5 of the Lease, (c) to terminate the Lease pursuant to Article 6 thereof, (d) to effect a Supplemental Financing pursuant to Section 10.2 of the Lease or a Refinancing (other than the Refinancing contemplated by the Second Supplemental Participation Agreement) pursuant to
Article 7 of the Original Participation Agreement, (e) to assign, sublease, transfer or encumber its leasehold interest in the Undivided Interest pursuant to Article 13 of the Lease, or (f) under the Ownership Agreement and Operating Agreement.

     4. Each of the Agreements has been duly executed and delivered by Oglethorpe.

     5. Each of the Ownership Agreement and the Operating Agreement constitutes the legal, valid and binding obligation of Oglethorpe, enforceable against Oglethorpe in accordance with its terms.

     6. Neither the execution, delivery or performance by Oglethorpe of any of the Agreements nor the consummation by Oglethorpe of the transactions contemplated by the

                                        C-1-1

Second Supplemental Participation Agreement, nor compliance by Oglethorpe with the provisions of the Agreements, (a) conflicts with, or contravenes any of the provisions of the Articles of Incorporation or Bylaws of Oglethorpe, or (b) conflicts with or contravenes any Applicable Law of the State of Georgia or the United States of America, known to us to be applicable to Oglethorpe in the case of the Ownership Agreement and the Operating Agreement, the conflict with or contravention of which could materially and adversely affect the ability of Oglethorpe to perform its obligations under the Agreements, or (c) conflicts with or results in a breach or contravention of or results in a default under any provision of any indenture, mortgage, lease, wholesale power contract or other agreement or instrument known to us to which Oglethorpe is a party or by which any of its properties is bound, or (d) results in the creation or imposition of any lien (other than Permitted Liens) upon any property of Oglethorpe.

     7. Except as disclosed in the Offering Circular (as defined in the Purchase Agreement), there is no action, suit, proceeding, inquiry or investigation, at law or in equity, before any court or governmental body or agency which, to our knowledge, is pending or threatened against or affecting Oglethorpe which would, individually or in the aggregate, if decided adversely to the interests of Oglethorpe, be reasonably expected to have a material adverse effect on the business or financial condition of Oglethorpe or to materially and adversely affect the ability of Oglethorpe to perform its obligations under any of the Agreements or which questions or would affect the legality, validity or enforceability of any of the Agreements.

     8. To our knowledge, Oglethorpe has not failed to obtain any Governmental Action required to carry on its business as presently conducted, where a failure to obtain such Governmental Action would materially and adversely affect the ability of Oglethorpe to carry on the operations of Unit 2.

     9. To our knowledge, Oglethorpe is not in default under or in contravention of any Applicable Law of the State of Georgia or the United States of America, or any wholesale power contract with its members, the default under or contravention of which would materially and adversely affect the ability of Oglethorpe to perform its obligations under the Agreements.

     10. Neither the execution, delivery or performance by Oglethorpe of the Agreements nor the consummation of any of the transactions on the part of Oglethorpe contemplated by the Second Supplemental Participation Agreement requires any Governmental Action except (i) such as have been duly obtained, given or accomplished on or before the date hereof, (ii) Governmental Actions specified on Schedule 5 to the Participation Agreement or which are otherwise required to be given, obtained, accomplished or renewed by the Operator pursuant to the Ownership Agreement and the Operating Agreement, (iii) any necessary consent of RUS to the exercise by Oglethorpe of any of its options (a) to alter, modify, amend, supplement, waive or terminate any Operative Document (other than amendments contained in the 1997 Refinancing Documents), (b) to purchase or renew its lease of the Undivided Interest, pursuant to Article 4 or 5 of the Lease, (c) to terminate the Lease pursuant to Article 6 thereof, (d) to effect a Supplemental Financing pursuant to Section 10.2 of the Lease or a Refinancing (other than the Refinancing contemplated by the Second Supplemental Participation Agreement) pursuant to Article 7 of the Original Participation Agreement, (e) to assign, sublease, transfer or encumber its leasehold interest in the Undivided Interest pursuant to Article 13 of the Lease, or (f) under


                                        C-1-2
the Ownership Agreement and Operating Agreement, (iv) the filings and recordings listed on Schedule 9 of the Participation Agreement or (v) as otherwise may be required under existing Applicable Law to be obtained, given, accomplished or renewed from time to time and which are routine in nature or which cannot be obtained, given, accomplished or renewed, or are not normally applied for, prior to the time they are required.

     11. There having been made the filings and recordings in such places and in such manner as described in Schedule 9 to the Participation Agreement, no other filing, recording, payment of any taxes or recording fees or other action is necessary, including any action under any fraudulent conveyance statute, to establish, preserve, protect and perfect the lien and the security interest of the Indenture Trustee in the Indenture Estate and the Indenture Trustee's rights under the Participation Agreement and the other Operative Documents referred to and included under the granting clause of the Restated Indenture, assuming the validity of the Restated Indenture, other than (i) the continued possession by the Indenture Trustee of the originals of the Lease, the Supporting Assets Lease and the Supporting Assets Sublease, including any supplements and amendments thereto, and (ii) the possession by the Indenture Trustee of all payments constituting rents, issues, profits, royalties, products, revenues and other benefits of the Indenture Estate, other than Excepted Payments, and all moneys and securities deposited or required to be deposited with the Indenture Trustee pursuant to paragraph (5) of the granting clauses of the Restated Indenture.

     12. There are no Taxes payable in connection with recordation of the Second Lease Supplement and the Restated Indenture, or the filing of financing statements with respect thereto, and delivery of any of the 1997 Refinancing Documents, except for Taxes which Oglethorpe is obligated to pay for or on behalf of an Indemnitee pursuant to Section 6.2 of the Original Participation Agreement.

     13. Oglethorpe is not, and prior to the Lessor Possession Date, neither Oglethorpe, the Owner Trustee, the Indenture Trustee, the Funding Corporation, the Collateral Trust Trustee nor the Owner Participant will be, by reason of any of the transactions contemplated by the Participation Agreement, subject to regulation as a public utility or an electric light and power company, or as a person owning or leasing an electric power plant, under Applicable Laws of the State of Georgia.

     14. Oglethorpe has the power to acquire by condemnation any interest in the Unit 2 Site which is adverse to Oglethorpe's ownership thereof and to pay compensation for the taking of such adverse interest without regard to the value of the improvements on the Unit 2 Site, as long as Oglethorpe is the owner or lessee of the Undivided Interest.

     15. Under the circumstances contemplated by the Second Supplemental Participation Agreement, it is not necessary in connection with the offering, sale and delivery by Owner Trustee of the Series 1997 Refunding Lessor Note to register the Series 1997 Refunding Lessor Note under the Securities Act or to qualify the Restated Indenture under the Trust Indenture Act of 1939, as amended.

     The opinions expressed in this letter are further subject to and qualified by the following:

                                        C-1-3

     (a) We express no opinion as to the existence of, status of or priority of any title to or any interest of any person, including the priority of the security title and interest created by any Operative Document or the 1997 Refinancing Documents or any filing pursuant thereto.

     (b) Enforcement of the Agreements may be limited by applicable bankruptcy, insolvency, moratorium, reorganization, receivership, fraudulent conveyance and other similar laws relating to or affecting creditors' rights, by other laws of general application affecting the rights and remedies of creditors and by general equitable principles.

     (c) Enforcement of the Agreements may also be limited by certain other laws and judicial decisions, none of which, in our opinion, will substantially interfere with the practical realization of the benefits or security intended to be afforded by such documents.

     (d) We express no opinion as to the effect or availability of equitable remedies.

     (e) We express no opinion as to the enforceability of any restraints on alienation contained in the Ownership Agreement or the Operating Agreement.

     (f) The opinion expressed in paragraph 11 above (i) is subject to the requirements under the Uniform Commercial Code that continuation statements be filed within specified periods and that amendments of financing statements be filed in certain events to maintain the perfection of the security interest originally perfected by the filing of such financing statements, and (ii) does not address personal property described solely in paragraph (7) of the granting clauses of the Restated Indenture to the extent perfection of a security interest in such personal property is not governed by the Uniform Commercial Code or cannot be achieved by the filing of a financing statement under the Uniform Commercial Code.

     (g) The opinion expressed in paragraph 13 above is given without regard to any other activities or transactions which the Owner Trustee, the Indenture Trustee, the Funding Corporation, the Collateral Trust Trustee or the Owner Participant, or any Affiliate thereof, is engaged in or is a party to, or any other activities or transactions which any Other Owner Participant is engaged in or is a party to, including, without limitation, the Other Participation Agreements and the Other Second Supplemental Participation Agreements.

     (h) We express no opinion as to Applicable Laws concerning licenses and permits relating to the construction, ownership or operation of electric generating facilities.

     (i) We have made no investigation as to, and we express no opinion concerning, the securities law of any state, the Holding Company Act, the Federal Power Act, PURPA, the rules and regulations under any of the foregoing or any Applicable Law relating to energy, public utilities (other than in the State of Georgia), the environment, health or safety.

                                        C-1-4

                                                                     EXHIBIT C-2
                                                                              to
                                                             Second Supplemental
                                                         Participation Agreement

                               OPINION OF WHITE & CASE

                         (With respect to Owner Participant)

          (1) Owner Participant is a partnership duly formed and validly existing under the laws of the State of New York and has the partnership power and authority to enter into and perform its obligations under each 1997 Refinancing Document to which it is a party.

          (2) The execution, delivery and performance by Owner Participant of each 1997 Refinancing Document to which it is a party have been duly authorized by all necessary action on the part of Owner Participant.

          (3) Each 1997 Refinancing Document to which Owner Participant is a party have been duly executed and delivered by Owner Participant, and each constitutes the legal, valid and binding obligation of Owner Participant, enforceable against Owner Participant in accordance with its terms.

          (4) Neither the execution, delivery or performance by Owner Participant of the 1997 Refinancing Documents to which it is a party nor the consummation by Owner Participant of the transactions contemplated thereby, nor compliance by Owner Participant with any of the provisions thereof, conflicts with, or results in a breach or contravention of any of the provisions of, the partnership agreement of Owner Participant or any Applicable Law of the State of New York or the United States of America, or requires any Governmental Action under Applicable law of the United States or the State of New York, except such as have been duly obtained, given or accomplished on or prior to the date thereof.

                                        C-2-1

                                                                  EXHIBIT C-3(a)
                                                                              to
                                                             Second Supplemental
                                                         Participation Agreement

                         OPINION OF RICHARDS, LAYTON & FINGER

                          (With respect to Original Trustee)

          (1) The Bank has been duly incorporated and is validly existing in good standing as a banking corporation under the laws of the State of Delaware and has the power and authority to execute, deliver and perform its obligations under the Trust Agreement.

          (2) The Original Trustee has the power and authority to execute, deliver and perform its obligations as Owner Trustee under the Second Supplemental Participation Agreement and the Restated Indenture (collectively, the "Owner Trustee Documents") and to issue, execute and deliver the Series 1997 Refunding Lessor Note.

          (3) The Bank or the Original Trustee, as the case may be, has duly authorized, executed and delivered the Owner Trustee Documents, and each such document constitutes a legal, valid and binding obligation of the Owner Trustee (and, to the extent set forth in the Owner Trustee Documents, of the Bank), enforceable against the Owner Trustee (and, to the extent set forth in the Owner Trustee Documents, against the Bank), in accordance with its terms.

          (4) The Original Trustee has duly authorized, issued, executed and delivered the Series 1997 Refunding Lessor Note, and the Series 1997 Refunding Lessor Note constitutes the legal, valid, and binding obligation of the Owner Trustee enforceable against the Owner Trustee in accordance with its terms.

          (5) Neither the execution, delivery and performance of the Bank or the Original Trustee, as the case may be, of the Owner Trustee Documents, nor the issuance of the Series 1997 Refunding Lessor Note by the Original Trustee, nor the consummation of any of the transactions contemplated thereby, requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware or the United States of America governing the banking or trust powers of the Bank.

          (6) The execution, delivery and performance by the Bank or the Original Trustee, as the case may be, of the Owner Trustee Documents, and the consummation of any of the transactions contemplated thereby, are not in violation of the charter or bylaws of the Bank or of any law, governmental rule or regulation of the State of Delaware or the United States of America governing the banking or trust powers of the Bank or, to our knowledge, of any indenture, mortgage, bank credit agreement, note or bond purchase agreement, long-term lease, license or other agreement or instrument to which the Bank is a party or by which it is bound or, to our knowledge, of any judgment or order applicable to the Bank.
                                       C-3(a)-1

                                                                  EXHIBIT C-3(b)
                                                                              to
                                                             Second Supplemental
                                                         Participation Agreement

                    OPINION OF POWELL, GOLDSTEIN, FRAZER & MURPHY

                          (With respect to Georgia Trustee)

          (1) The Georgia Bank is a national banking association validly existing and holding a valid certificate to do business as a national banking association, with trust powers, under the laws of the United States and has full corporate power, authority and legal right under the laws of the United States and the State of Georgia to execute, deliver and carry out the terms of Trust Supplement No. 2 and the Trust Agreement. The Georgia Trustee has full corporate power, authority and legal right under the laws of the United States and the State of Georgia to execute, deliver and carry out the terms of the Second Supplemental Participation Agreement, the Collateral Trust Indenture, the Restated Indenture and the Second Lease Supplement (collectively, the "Owner Trustee Documents") and to issue, execute and deliver the Series 1997 Refunding Lessor Note.

          (2) Assuming the Series 1997 Refunding Lessor Note has been duly authorized, issued, executed and delivered by the Original Trustee and authenticated by the Indenture Trustee, the Series 1997 Refunding Lessor Note constitutes the legal, valid and binding obligation of the Owner Trustee enforceable against the Owner Trustee in accordance with its terms.

          (3) The execution and delivery of, and performance of the terms of, the Owner Trustee Documents and the Series 1997 Refunding Lessor Note, by the Georgia Trustee, acting through its Agent, do not violate, or constitute a default under, the charter or bylaws of the Georgia Bank or any indenture, mortgage, contract or other agreement, in each case known to us, to which the Georgia Bank or the Georgia Trustee is a party or by which it is bound, and (assuming no prohibition arising by reason of the nature or identity of any other party thereto) do not constitute a violation by the Georgia Trustee of any law, governmental rule or regulation of the United States or the State of Georgia governing the banking or trust powers of the Georgia Bank.

          (4) The execution and delivery by the Georgia Trustee, acting through its Agent, of the Owner Trustee Documents and the issuance of the Series 1997 Refunding Lessor Note and the consummation of any of the transactions by the Georgia Trustee contemplated thereby, did not on the date of execution and delivery (or issuance) thereof and do not on the date hereof, require the consent or approval of, giving of notice to, registration with, or taking of any other action in respect to, any federal or state governmental authority or agency under any law of the State of Georgia or any federal law of the United States governing the banking or trust powers of the Georgia Bank, except such as have been obtained, given or accomplished on or prior to the date hereof.

                                       C-3(b)-1

                                                                  EXHIBIT C-3(c)
                                                                              to
                                                             Second Supplemental
                                                         Participation Agreement

                    OPINION OF POWELL, GOLDSTEIN, FRAZER & MURPHY

                (With respect to BONY as agent of the Georgia Trustee)

          (1) The Bank of New York ("BONY") is a validly existing state banking corporation and trust company under the laws of the State of New York under the supervision of the State of New York Banking Department and has full corporate power, authority and legal rights under the laws of the State of New York to execute, deliver and carry out the terms of the Second Supplemental Participation Agreement, the Collateral Trust Indenture, the Restated Indenture and the Second Lease Supplement (collectively, the "Owner Trustee Documents") and to issue, execute and deliver the Series 1997 Refunding Lessor Note, in each case, as agent of the Georgia Trustee.

          (2) The Owner Trustee Documents have been duly authorized, executed and delivered by BONY as Agent of the Georgia Trustee, and the Series 1997 Refunding Lease Note has been duly authorized, issued, executed and delivered by BONY, as agent of the Georgia Trustee.

          (3) The execution and delivery of, and performance of the terms of, the Owner Trustee Documents and the issuance of the Series 1997 Refunding Lessor Note by the Agent, as agent of the Georgia Trustee, are duly authorized by and do not violate, or constitute a default under, the Transitional Services Agreement dated as of December 1, 1995 by and among BONY, NationsBank Corporation and certain of its subsidiaries of which the Georgia Trustee is the successor by merger, the charter or bylaws of BONY or any indenture, mortgage, contract or other agreement, in each case known to us, to which BONY individually or acting as the Agent is a party or by which it is bound, and (assuming no prohibition arising by reason of the nature or identity of any other party thereto) do not violate any law, governmental rule or regulation of the United States or the State of New York governing the banking or trust powers of BONY.

          (4) The execution and delivery by the Agent as agent of the Georgia Trustee of the Owner Trustee Documents and the issuance of the Series 1997 Refunding Lessor Note and the consummation of any of the transactions by the Agent as agent of the Georgia Trustee contemplated thereby do not on the date hereof require the consent or approval of, giving of notice to, registration with, or taking of any other action in respect to, any federal or state governmental authority or agency under any law of the State of New York, or any federal law of the United States governing the banking or trust powers of BONY, except such as have been obtained, given or accomplished on or prior to the date hereof.

                                       C-3(c)-1

                                                                     EXHIBIT C-4
                                                                              to
                                                             Second Supplemental
                                                         Participation Agreement

                    OPINION OF POWELL, GOLDSTEIN, FRAZER & MURPHY

           (With respect to BONY-Florida as agent of the Indenture Trustee)

          (1) The Bank of New York Trust Company of Florida, N.A. ("BONY-Florida") is a national banking association validly existing and holding a valid certificate to do business as a national banking association, with trust powers, and has full corporate power and authority to execute, deliver and carry out the terms of the Second Supplemental Participation Agreement and the Restated Indenture (collectively, the "Indenture Trustee Documents") as the Indenture Trustee.

          (2) The Indenture Trustee Documents have been duly authorized, executed and delivered by BONY-Florida as the Indenture Trustee.

          (3) The execution and delivery of, and performance of the terms of, the Indenture Trustee Documents do not violate, or constitute a default under, the charter or bylaws of BONY-Florida or any indenture, mortgage, contract or other agreement, in each case known to us, to which BONY-Florida is a party or by which it is bound, and (assuming no prohibition arising by reason of the nature or identity of any other party thereto) do not violate any law, governmental rule or regulation of the United States governing the banking or trust powers of BONY-Florida or the State of Georgia.

          (4) The execution and delivery by BONY-Florida as Indenture Trustee of the Indenture Trustee Documents and the consummation by the Indenture Trustee of any of the transactions contemplated thereby do not on the date hereof require the consent or approval of, giving of notice to, registration with, or taking of any other action in respect to, any federal or state governmental authority or agency under any law of the State of Georgia or any federal law of the United States governing the banking or trust powers of BONY-Florida, except such as have been obtained, given or accomplished on or prior to the date hereof.
                                        C-4-1

                                                                     EXHIBIT C-5
                                                                              to
                                                             Second Supplemental
                                                         Participation Agreement

                    OPINION OF ORRICK, HERRINGTON & SUTCLIFFE LLP

          (1) The execution and delivery by the Owner Participant of the Second Supplemental Participation Agreement and the performance by the Owner Participant of the Second Supplemental Participation Agreement do not contravene any provision of the Public Utility Holding Company Act of 1935, as amended, or the Federal Power Act, as amended (collectively, the "Federal Regulatory Acts") or, require any Governmental Action under any Federal Regulatory Act, except for the execution and delivery by Oglethorpe of the Notice of Proposed Transaction to the RUS and the expiration of the objection period thereto; the execution and delivery of the Amendment No. 1 to the Tax Indemnification Agreement by the RUS; and the filing by the Georgia Trustee of the Amendment to the Original Certificate on Form U-7D;

          (2) Neither the Owner Participant nor the Owner Trustee will be subject to regulation under either of the Federal Regulatory Acts solely as a result of its entering into, and its performance of the transactions contemplated by, the 1997 Refinancing Documents.

          (3) Assuming each of the Second Supplemental Participation Agreement, the Second Lease Supplement and Amendment No. 1 to the Tax Indemnification Agreement has been duly executed and delivered by Oglethorpe, each of the Second Supplemental Participation Agreement, the Second Lease Supplement and the Amendment No. 1 to the Tax Indemnification Agreement constitutes the legal, valid and binding obligation of Oglethorpe, enforceable against Oglethorpe in accordance with its respective terms.

          (4) The consummation by the Funding Corporation of the transactions contemplated by the Second Supplemental Participation Agreement will not result in any violation of existing Federal or New York law (assuming compliance with all applicable state securities and Blue Sky laws), including the Investment Company Act of 1940, as amended.

          (5) Under the circumstances contemplated by the Second Supplemental Participation agreement, it is not necessary in connection with the offering, sale and delivery by Owner Trustee of the Series 1997 Refunding Lessor Note to register such note under the Securities Act or to qualify the Restated Indenture under the Trust Indenture Act of 1939, as amended.

          (6) All conditions precedent to the issuance of the Series 1997 Refunding Lessor Note under the Restated Indenture have been complied with.

                                        C-5-1

                          EXPLANATORY STATEMENT TO
             SECOND SUPPLEMENTAL PARTICIPATION AGREEMENT NO. 2


    Except as described below, the following agreements are substantially similar in material respects to Second Supplemental Participation Agreement No. 2, dated as of December 17, 1997, among Oglethorpe Power Corporation (An Electric Membership Corporation), as Lessee; DFO Partnership, as Owner Participant; Wilmington Trust Company and NationsBank, N.A., acting through its agent, The Bank of New York, as Owner Trustee; The Bank of New York Trust Company of Florida, N.A., as Lease Indenture Trustee; CoBank, ACB, as Loan Participant; OPC Scherer Funding Corporation; OPC Scherer 1997 Funding Corporation A; SunTrust Bank, Atlanta, as Original Collateral Trust Trustee; and SunTrust Bank, Atlanta, as Collateral Trust Trustee ("Participation Agreement No. 2"):

1. Second Supplemental Participation Agreement No. 1, dated as of December 17, 1997, among Oglethorpe Power Corporation (An Electric Membership Corporation), as Lessee; IBM Credit Financing Corporation, as Owner Participant; Wilmington Trust Company and NationsBank, N.A., acting through its agent, The Bank of New York, as Owner Trustee; The Bank of New York Trust Company of Florida, N.A., as Lease Indenture Trustee; CoBank, ACB, as Loan Participant; OPC Scherer 1997 Funding Corporation A; and SunTrust Bank, Atlanta, as Collateral Trust Trustee ("Participation Agreement No. 1");

2. Second Supplemental Participation Agreement No. 3, dated as of December 17, 1997, among Oglethorpe Power Corporation (An Electric Membership Corporation), as Lessee; Chrysler Financial Corporation, as Owner Participant; Wilmington Trust Company and NationsBank, N.A., acting through its agent. The Bank of New York, as Owner Trustee; The Bank of New York Trust Company of Florida, N.A., as Lease Indenture Trustee; CoBank, ACB, as Loan Participant; OPC Scherer 1997 Funding Corporation A; and SunTrust Bank, Atlanta, as Collateral Trust Trustee ("Participation Agreement No. 3"); and

3. Second Supplemental Participation Agreement No. 4, dated as of December 17, 1997, among Oglethorpe Power Corporation (An Electric Membership Corporation), as Lessee; HEI Investment Corp., as Owner Participant; Wilmington Trust Company and NationsBank, N.A., acting through its agent, The Bank of New York, as Owner Trustee; The Bank of New York Trust Company of Florida, N.A., as Lease Indenture Trustee; CoBank, ACB, as Loan Participant; OPC Scherer 1997 Funding Corporation A; and SunTrust Bank, Atlanta, as Collateral Trust Trustee ("Participation Agreement No. 4").

    The following sets forth the material differences between Participation Agreement No. 2 and Participation Agreement No. 1, Participation Agreement No. 3 and Participation Agreement No. 4;

1. The loan amount set forth in Section 2.01 of Participation Agreement No. 1, Participation Agreement No. 3 and Participation Agreement No. 4 is $81,506,000.00, $43,237,000.00 and $57,202,000.00, respectively.

2. Schedule 1 to Participation Agreement No. 1, Participation Agreement No. 3 and Participation Agreement No. 4 is attached as Exhibit A, B and C, respectively.

                                                                Exhibit A


                                                            Revised Schedule 1
                                                                    to
                                                 Participation Agreement No. 1


                         OWNER PARTICIPANT INFORMATION

A.    Owner Participant:  IBM Credit Financing Corporation

      (1) All Payments to Owner Participant should be made by wire transfer of immediately available funds to:

              Bankers Trust Company
              One Bankers Trust Plaza
              New York, NY 10015
              ABA#      021001033
              Account#  00-096-049

           On and after 2/1/98 to

              The Chase Manhattan Bank
              One Chase Manhattan Plaza - 50th Floor
              New York, NY 10081
              ABA#      021000021
              Account#  910-2-792620

      (2) All notices and written confirmation of such wire transfers should be sent to:

              IBM Credit Financing Corporation
              1133 Westchester Avenue
              White Plains, New York 10604
              Attention:  VP & General Counsel

B-1. Amount invested pursuant to Article 3 of the Original Participation Agreement on the Closing Date:

              Owner Participant    $27,274,779
              Loan Participant    $111,375,000

B-2. Owner Participant agrees (for the benefit of Lessee only and not for the benefit of Loan Participant) that, so long as there has not occurred and is continuing a Lease Event of Default under clause (a),

      (d) or (e) of Article 14 of the Lease, on each of the below-specified Rent Payment Dates it will reimburse Lessee with immediately available funds for any payment of Basic Rent made by Lessee pursuant to Section
      3.2 of the Lease on such Rent Payment Date up to the amount set forth below opposite such Rent Payment Date:

               Rent Payment Dates         Basic Rent
               ------------------        -------------
               June 30, 1987             $        0.00
               December 31, 1987         $6,875,000.00

B-3. Adjustment of amount invested pursuant to transactions under the Second Supplemental Participation Agreement No. 1:

      Repayment of Loan
      Participant's Investment
                  - Principal            $81,505,149.36
                  - Interest             $ 2,508,721.44
      Loan by Company                    $81,506,000.00

C.    Undivided Interest Percentage:     20.8860760

D.    Facility Cost:                     $137,500,000.00

E.    Transaction Expenses:              $  1,149,779.00

        Lessors' Cost                    $138,649,779.00

E-1.  Transaction Expense pursuant to
      Second Supplemental Participation
      Agreement No. 1                    $    982,179.15

F. Installments of Basic Rent

      Rent Payment        Percentage of
         Dates            Facility Cost
      ------------        -------------
       17-Dec-97            0.0000000
       30-Jun-98            4.3161357
       31-Dec-98            4.0336471
       30-Jun-99            2.5430066
       31-Dec-99            5.5078131
       30-Jun-00            2.5436166
       31-Dec-00            5.5071978
       30-Jun-01            2.6180203
       31-Dec-01            5.4331952
       30-Jun-02            2.5540774
       31-Dec-02            5.4974485
       30-Jun-03            2.4868712
       31-Dec-03            5.5642712
       30-Jun-04            2.4165996
       31-Dec-04            5.6349781
       30-Jun-05            2.3431016
       31-Dec-05            5.7079399
       30-Jun-06            2.2662555
       31-Dec-06            5.7963180
       30-Jun-07            6.7013129
       31-Dec-07            1.3495102
       30-Jun-08            7.3250814
       31-Dec-08            0.7257271
       30-Jun-09            7.5635453
       31-Dec-09            0.4872924
       30-Jun-10            7.8191849
       31-Dec-10            0.2316382
       30-Jun-11            6.6756674
       31-Dec-11            1.1751557
       30-Jun-12            0.0000000
       31-Dec-12            8.0284597
       30-Jun-13            4.0254116

G. Stipulated Loss Values

      Rent Payment        Percentage of
         Dates            Facility Cost
      ------------        -------------
       17-Dec-97            91.8338299
       30-Jun-98            89.9494947
       31-Dec-98            88.1221175
       30-Jun-99            87.7345630
       31-Dec-99            84.4000243
       30-Jun-00            83.9397200
       31-Dec-00            80.5331496
       30-Jun-01            80.0006576
       31-Dec-01            76.5185968
       30-Jun-02            75.9824409
       31-Dec-02            72.3569917
       30-Jun-03            71.8723542
       31-Dec-03            68.0479990
       30-Jun-04            67.5454863
       31-Dec-04            63.5903327
       30-Jun-05            63.1485177
       31-Dec-05            58.9857113
       30-Jun-06            58.5086903
       31-Dec-06            54.2237247
       30-Jun-07            55.7885505
       31-Dec-07            49.1742742
       30-Jun-08            50.7007427
       31-Dec-08            44.1139701
       30-Jun-09            45.7312252
       31-Dec-09            39.2550011
       30-Jun-10            41.0145215
       31-Dec-10            34.6937057
       30-Jun-11            36.6480414
       31-Dec-11            30.5865507
       30-Jun-12            32.7182134
       31-Dec-12            27.1213979
       30-Jun-13            25.0000000

H. Termination Values:

      Rent Payment        Percentage of
         Dates            Facility Cost
      ------------        -------------
       17-Dec-97            91.2102827
       30-Jun-98            89.2794961
       31-Dec-98            87.4056930
       30-Jun-99            86.9684955
       31-Dec-99            83.5808741
       30-Jun-00            83.0638088
       31-Dec-00            79.5935444
       30-Jun-01            78.9991526
       31-Dec-01            75.4476950
       30-Jun-02            74.8373336
       31-Dec-02            71.1325369
       30-Jun-03            70.5630539
       31-Dec-03            66.6479140
       30-Jun-04            66.0484500
       31-Dec-04            61.9895629
       30-Jun-05            61.4368265
       31-Dec-05            57.1554126
       30-Jun-06            56.5515657
       31-Dec-06            52.1309859
       30-Jun-07            53.5508005
       31-Dec-07            46.7814649
       30-Jun-08            48.1421294
       31-Dec-08            41.3780641
       30-Jun-09            42.8057413
       31-Dec-09            36.1268030
       30-Jun-10            37.6695626
       31-Dec-10            31.1169661
       30-Jun-11            32.8234604
       31-Dec-11            26.4969548
       30-Jun-12            26.3452390
       31-Dec-12            22.4454090
       30-Jun-13            20.0000000

1.  Conditions Precedent to Obligations of Lessee under Original
    Participation Agreement:

    (1)  Lessee received an executed copy of the Guaranty, attached to
         Schedule I of the Original Participation Agreement as Exhibit A (the "Guaranty").

    (2) Lessee received, in form and substance satisfactory to it, a copy of the resolutions of the Board of Directors of the Guarantor (as defined in the Guaranty), certified as of the Closing Date by the Secretary or an Assistant Secretary thereof, duly authorizing the execution, delivery and performance by Guarantor of the Guaranty, together with an incumbency certificate as to the Person or Persons authorized to execute and deliver such document on its behalf and including specimen signatures of such Person or Persons.

J. Conditions Precedent to Obligations of Participants under Original Participation Agreement:

    Each Participant, Owner Trustee and Indenture Trustee received an opinion, dated the Closing Date, from Van Ness, Feldman, Sutcliffe, Curtis & Levenberg, P.C., special regulatory counsel for Lessee, substantially in the form of Exhibit B attached to Schedule I to the Original Participation Agreement.

K.  Regulation:

    Based on the provisions of the Holding Company Act, the Federal Power Act and PURPA in effect on the Closing Date and on the Transaction Date, and without regard to (x) any other activities or transactions which Owner Trustee, Indenture Trustee or either of the Participants, or any Affiliate of any thereof, is engaged in or is a party to or (y) any activities or transactions which any Other Owner Participant or any Affiliate thereof is engaged in or is a party to, including, without limitation, the transactions contemplated by the Other Participation Agreements (and assuming that none of Owner Participant, Owner Trustee, Indenture Trustee and Loan Participant or any Affiliate of any of them is subject to regulation as an "electric utility" or a "public utility" or a

    "public utility holding company" under any Applicable Law immediately prior to the Closing on the Closing Date or immediately prior to the Transaction Date), neither Owner Trustee, Indenture Trustee nor any Participant will be, prior to the Lessor Possession Date, by reason of any of the transactions contemplated by the Participation Agreement or any other Operative Document or the Transaction Documents to which any of them is a party, subject to regulation as Public Utility, a Holding Company, or a Subsidiary Company (other than the requirement that Owner Trustee file with the Securities and Exchange Commission a certificate on Form U-7D and an amendment thereto on Form U-A in connection with the transactions contemplated by the Supplemental Participation Agreement).

L.  Exception to Section 5.1 (k):

    No Exception.

M.  Miscellaneous Provisions:

    Owner Participant represented and warranted on the Closing Date that the making of its investment pursuant to Article 3 of the Original Participation Agreement and the entering into by it of the Operative Documents to which it is a party were in the ordinary course of its business.

N.  Tax Assumptions

        Cost of the 5-Year Property         $ 68,220,194
        Cost of the Special 5-Year
          Property                          $ 69,270,806

        Lessee's Adjusted Basis in
          the Undivided Interest            $ 69,279,806

        Lessee's Unadjusted Basis
          in the Undivided Interest         $106,858,313

O.  Rent Adjustment.:

    None.

                                                                    EXHIBIT B

                                                           REVISED SCHEDULE 1
                                                                           to
                                                Participation Agreement No. 3


                       OWNER PARTICIPANT INFORMATION


A.   Owner Participant: Chrysler Financial Corporation

     (1) All payments to Owner Participant should be made by wire transfer of immediately available funds to:

               Acount No. 036-1-069768 at
               Chase Manhattan Bank, One Chase Manhattan
               Plaza, New York, NY 10005

          with sufficient information to identify the source and application of such funds--

     (2) All notices and written confirmation of such wire transfers should be sent to:

               Chrysler Financial Corporation
               225 Higa Ridge Road
               Stamford, CT 06905-3032
               White Plains, New York 10604
               Attention: 45 Portfolio Administration

B-1. Amount invested pursuant to Article 3 of the Original Participation
     Agreement on the Closing Date:

                  Owner Participant        $28,317,056
                  Loan Participant         $49,831,000

B-2. Adjustment of amount invested pursuant to transactions under Supplemental Participation Agreement No. 3:

     Repayment of
     Owner Participant's Investment        $3,973,929.95

     Repayment of
     Loan Participant's Investment
                  -- Principal             $49,831,000,00
                  -- Interest              $ 1,063,606.80

     Loan by Company                       $56,305,000.00

B-3. Adjustment of amount invested pursuant to transactions under the Second
     Supplemental Participation Agreement No. 3:

     Repayment of
     Loan Participant's Investment

                  -- Principal             $43,237,000
                  -- Interest              $ 1,945,544.89

     Loan by Company                       $43,237,000

C.   Undivided Interest Percentage:        11.7721519%

D.   Facility Cost:                        $77,500,000.00

E.   Transaction Expenses:

     (1) On Closing Date                   $   648,056.00

     (2) On Refinancing Date under
         Supplemental Participation
         Agreement                         $ 1,436,463.25

     Lessors' Cost                         $79,584,519.25

E-1. Transaction Expense pursuant to
     Second Supplemental Participation
     Agreement                             $   553,591.88

F.  Installments of Basic Rent


            Rent Payment                   Percentage of
               Dates                        Facility Cost
            ------------                   --------------

             17-Dec-97                        0.0000000
             30-Jun-98                        4.3946506
             31-Dec-98                        4.1063133
             30-Jun-99                        2.7170909
             31-Dec-99                        5.4805482
             30-Jun-00                        2.6517428
             31-Dec-00                        5.5458988
             30-Jun-01                        2.5859472
             31-Dec-01                        5.6117103
             30-Jun-02                        2.5172920
             31-Dec-02                        5.6851444
             30-Jun-03                        1.5884183
             31-Dec-03                        6.6104096
             30-Jun-04                        1.3090873
             31-Dec-04                        6.8892696
             30-Jun-05                        1.1145352
             31-Dec-05                        7.0835674
             30-Jun-06                        0.9657499
             31-Dec-06                        7.1937954
             30-Jun-07                        7.7572848
             31-Dec-07                        0.4384222
             30-Jun-08                        8.0397075
             31-Dec-08                        0.1736505
             30-Jun-09                        5.1449730
             31-Dec-09                        3.0808862
             30-Jun-10                        0.0000000
             31-Dec-10                        8.1972761
             30-Jun-11                        0.0000000
             31-Dec-11                        8.1972761
             30-Jun-12                        0.0000000
             31-Dec-12                        8.1745058
             30-Jun-13                        4.0986380

G.  Stipulated Loss Values

            Rent Payment                   Percentage of
               Dates                        Facility Cost
            ------------                   --------------
             17-Dec-97                        89.8992482
             30-Jun-98                        86.9391870
             31-Dec-98                        85.0270442
             30-Jun-99                        84.5107183
             31-Dec-99                        81.2474307
             30-Jun-00                        80.7291799
             31-Dec-00                        77.3352688
             30-Jun-01                        76.8149344
             31-Dec-01                        73.2895754
             30-Jun-02                        72.7697753
             31-Dec-02                        69.1053761
             30-Jun-03                        69.4462872
             31-Dec-03                        61.7912799
             30-Jun-04                        65.3078481
             31-Dec-04                        60.3549935
             30-Jun-05                        61.0912331
             31-Dec-05                        55.9843229
             30-Jun-06                        56.9141176
             31-Dec-06                        51.7594861
             30-Jun-07                        45.9702617
             31-Dec-07                        47.4249013
             30-Jun-08                        41.4524295
             31-Dec-08                        43.2787291
             30-Jun-09                        40.3346265
             31-Dec-09                        39.5070205
             30-Jun-10                        41.6989524
             31-Dec-10                        35.9734294
             30-Jun-11                        37.9154134
             31-Dec-11                        31.9975109
             30-Jun-12                        33.7376099
             31-Dec-12                        27.6306244
             30-Jun-13                        25.0000000

H.  Termination Values

            Rent Payment                   Percentage of
               Dates                        Facility Cost
            ------------                   --------------
             17-Dec-97                        89.0545022
             30-Jun-98                        86.0409747
             31-Dec-98                        84.0759314
             30-Jun-99                        83.5035895
             31-Dec-99                        80.1809867
             30-Jun-00                        79.5999273
             31-Dec-00                        76.1395085
             30-Jun-01                        75.5487494
             31-Dec-01                        71.9488180
             30-Jun-02                        71.3500536
             31-Dec-02                        67.6020393
             30-Jun-03                        67.8544109
             31-Dec-03                        63.1056495
             30-Jun-04                        63.5229419
             31-Dec-04                        58.4649648
             30-Jun-05                        59.0898905
             31-Dec-05                        53.8651105
             30-Jun-06                        54.6700935
             31-Dec-06                        49.3832995
             30-Jun-07                        43.4541287
             31-Dec-07                        44.7605798
             30-Jun-08                        38.6311920
             31-Dec-08                        40.2913338
             30-Jun-09                        37.1712876
             31-Dec-09                        36.1573757
             30-Jun-10                        38.1520291
             31-Dec-10                        32.2176089
             30-Jun-11                        33.9383925
             31-Dec-11                        27.7862621
             30-Jun-12                        29.2783382
             31-Dec-12                        22.9087224
             30-Jun-13                        20.0000000

I.  Conditions Precedent to Obligations of Lessee under Original Participation
    Agreement:

    None.

J. Conditions Precedent to Obligations of Participants under Original Participation Agreement:

    Each Participant, Owner Trustee and Indenture Trustee received an opinion, dated the Closing Date, from Van Ness, Feldman, Sutcliffe, Curtis & Levenberg, P.C., special regulatory counsel for Lessee, substantially in the form of Exhibit B attached to Schedule I to the Original Participation Agreement.

K.  Regulation:

    Based on the provisions of the Holding Company Act, the Federal Power Act and PURPA in effect on the Closing Date and on the Transaction Date, and without regard to (x) any other activities or transactions which Owner Trustee, Indenture Trustee or either of the Participants, or any Affiliate of any thereof, is engaged in or is a party to or (y) any activities or transactions which any Other Owner Participant or any Affiliate thereof is engaged in or is a party to, including, without limitation, the transactions contemplated by the Other Participation Agreements (and assuming that none of Owner Participant, Owner Trustee, Indenture Trustee and Loan Participant or any Affiliate of any of them is subject to regulation as an "electric utility" or a "public utility" or a "public utility holding company" under any Applicable Law immediately prior to the Closing on the Closing Date or immediately prior to the Transaction Date), neither Owner Trustee, Indenture Trustee nor any Participant will be, prior to the Lessor Possession Date, by reason of any of the transactions contemplated by the Participation Agreement or any other Operative Document or the Transaction Documents to which any of them is a party, subject to regulation as a Public Utility, a Holding Company, or a Subsidiary Company (other than the requirement that Owner Trustee file with the Securities and Exchange Commission a certificate on Form U-7D).

L.  Exception to Section 5.1(k):

    No Exception.

M.  Miscellaneous Provisions:

    Owner Participant represented and warranted on the Closing Date that the making of its investment pursuant to Article 3 of the Original Participation Agreement and the entering into by it of the Operative Documents to which it is a party were in the ordinary course of its business.

N.  Tax Assumptions:

         Cost of the 5-Year Property     $ 38,451,382
         Cost of the Special 5-Year
           Property                      $ 39,048,618

         Lessee's Adjusted Basis in
           the Undivided Interest --     $ 39,048,618

         Lessee's Unadjusted Basis
           in the Undivided Interest     $ 60,229,231

O.  Rent Adjustment:

    None.

                                                                    EXHIBIT C


                                                           REVISED SCHEDULE 1
                                                                           to
                                                Participation Agreement No. 4


                         OWNER PARTICIPANT INFORMATION


A.   Owner Participant: HEI Investment Corporation

     (1) All payments to Owner Participant should be made by wire transfer of immediately available funds to:

               Account No. 01-170422 at
               First Hawaiian Bank
               Honolulu, Hawaii, Aba No. 121301015

          with sufficient information to identify the source and application of such funds.

     (2) All notices and written confirmation of such wire transfers should be sent to:

               HEI Investment Corp.
               900 Richards Street
               Honolulu, HI 96813
               Attention: Robert F. Mougeot, President

B-1. Amount invested pursuant to Article 3 of the Original Participation
     Agreement on the Closing Date:

               Owner Participant             $ 37,236,203
               Loan Participant              $ 63,600,000

B-2. Adjustment of amount invested pursuant to transactions under the Supplemental Participation Agreement:

     Repayment of
     Owner Participant's Investment          $  5,884,143.44

     Repayment of
     Loan Participant's Investment
                 -- Principal                $ 63,600,000.00
                 -- Interest                 $  1,357,355.59
    Loan by Company                          $ 72,695,000.00

B-3. Adjustment of amount invested pursuant to transactions under the Second
     Supplemental Participation Agreement:

     Repayment of
     Loan Participant's Investment
                 -- Principal                $ 57,202,000
                 -- Interest                 $  2,573,931.11
     Loan by Company                         $ 57,202,000

C.   Undivided Interest Percentage:          15.1898734

D.   Facility Cost                            $100,000,000.00

E.   Transaction Expenses:

     (1) On Closing Date                     $    836,203.00

     (i) On Refinancing Date under
         Supplemental Participation
         Agreement No. 4                     $  1,853,500.97

     Lessors' Cost                           $102,689,703.97

E-1. Transaction Expense pursuant to
     Second Supplemental Participation
     Agreement No. 4                         $    714,312.11

F. Installments of Basic Rent

      Rent Payment        Percentage of
         Dates            Facility Cost
      ------------        -------------
       17-Dec-97            0.0000000
       30-Jun-98            4.2476196
       31-Dec-98            3.9688374
       30-Jun-99            2.6543420
       31-Dec-99            5.2694746
       30-Jun-00            2.5952083
       31-Dec-00            5.3284837
       30-Jun-01            2.5327339
       31-Dec-01            5.3904822
       30-Jun-02            2.4674022
       31-Dec-02            5.4563257
       30-Jun-03            2.3990592
       31-Dec-03            5.5362760
       30-Jun-04            5.8597603
       31-Dec-04            2.0632608
       30-Jun-05            5.9533563
       31-Dec-05            1.9696648
       30-Jun-06            6.9661455
       31-Dec-06            0.9696301
       30-Jun-07            7.1696301
       31-Dec-07            0.7534361
       30-Jun-08            7.4014361
       31-Dec-08            0.5216203
       30-Jun-09            7.6496203
       31-Dec-09            0.2730670
       30-Jun-10            7.9160670
       31-Dec-10            0.0065556
       30-Jun-11            7.9219183
       31-Dec-11            0.0000000
       30-Jun-12            7.9010127
       31-Dec-12            0.0000000
       30-Jun-13            9.9615105

G. Stipulated Loss Values

      Rent Payment        Percentage of
         Dates            Facility Cost
      ------------        -------------
       17-Dec-97            88.0631187
       30-Jun-98            88.7450468
       31-Dec-98            86.9641913
       30-Jun-99            86.4867881
       31-Dec-99            83.3819461
       30-Jun-00            82.9756099
       31-Dec-00            79.6566881
       30-Jun-01            79.2962987
       31-Dec-01            75.7869480
       30-Jun-02            75.3884377
       31-Dec-02            71.7676678
       30-Jun-03            71.4194051
       31-Dec-03            67.5843874
       30-Jun-04            69.3737328
       31-Dec-04            63.1352140
       30-Jun-05            64.8416032
       31-Dec-05            58.5491310
       30-Jun-06            60.1716795
       31-Dec-06            53.8774659
       30-Jun-07            55.4869778
       31-Dec-07            49.2345835
       30-Jun-08            50.8669388
       31-Dec-08            44.6810176
       30-Jun-09            46.3600659
       31-Dec-09            40.2699612
       30-Jun-10            42.0240592
       31-Dec-10            36.0633758
       30-Jun-11            37.9247412
       31-Dec-11            31.7815204
       30-Jun-12            33.4265618
       31-Dec-12            27.0713332
       30-Jun-13            24.5491060

H. Termination Values:

      Rent Payment        Percentage of
         Dates            Facility Cost
      ------------        -------------
       17-Dec-97            87.2044335
       30-Jun-98            87.8351455
       31-Dec-98            86.0033331
       30-Jun-99            85.4713120
       31-Dec-99            82.3082277
       30-Jun-00            81.8415800
       31-Dec-00            78.4583759
       30-Jun-01            78.0320692
       31-Dec-01            74.4490416
       30-Jun-02            73.9748060
       31-Dec-02            70.2741249
       30-Jun-03            69.8414447
       31-Dec-03            65.9173406
       30-Jun-04            67.6125777
       31-Dec-04            61.2747457
       30-Jun-05            62.8762389
       31-Dec-05            56.4730778
       30-Jun-06            57.9787237
       31-Dec-06            51.5593961
       30-Jun-07            53.0347960
       31-Dec-07            46.6379349
       30-Jun-08            48.1153975
       31-Dec-08            41.7625863
       30-Jun-09            43.2626697
       31-Dec-09            36.9797172
       30-Jun-10            38.5269945
       31-Dec-10            32.3434451
       30-Jun-11            33.9658040
       31-Dec-11            27.5825184
       30-Jun-12            28.9707241
       31-Dec-12            22.3573975
       30-Jun-13            19.5491060

I.  Conditions Precedent to Obligations of Lessee under Original
    Participation Agreement:

    (1)  Lessee received an executed copy of the Guaranty, attached to
         Schedule I of the Original Participation Agreement as Exhibit A (the "Guaranty").

    (2) Lessee received, in form and substance satisfactory to it, a copy of the resolutions of the Board of Directors of the Guarantor (as defined in the Guaranty), certified as of the Closing Date by the Secretary or an Assistant Secretary thereof, duly authorizing the execution, delivery and performance by Guarantor of the Guaranty, together with an incumbency certificate as to the Person or Persons authorized to execute and deliver such document on its behalf and including specimen signatures of such Person or Persons.

J. Conditions Precedent to Obligations of Participants under Original Participation Agreement:

    Each Participant, Owner Trustee and Indenture Trustee received an opinion, dated the Closing Date, from Van Ness, Feldman, Sutcliffe, Curtis & Levenberg, P.C., special regulatory counsel for Lessee, substantially in the form of Exhibit B attached to Schedule I to the Original
    Participation Agreement.

K.  Regulation:

    Based on the provisions of the Holding Company Act, the Federal Power Act and PURPA in effect on the Closing Date and on the Transaction Date, and without regard to (x) any other activities or transactions which Owner Trustee, Indenture Trustee or either of the Participants, or any Affiliate of any thereof, is engaged in or is a party to or (y) any activities or transactions which any Other Owner Participant or any Affiliate thereof is engaged in or is a party to, including, without limitation, the transactions contemplated by the Other Participation Agreements (and assuming that none of Owner Participant, Owner Trustee, Indenture Trustee and Loan Participant or any Affiliate of any of them is subject to regulation as an "electric utility" or a "public utility" or a "public utility holding company" under any Applicable Law immediately prior to the Closing on the Closing Date or immediately prior to the Transaction Date), neither Owner Trustee, Indenture Trustee nor any Participant will be, prior to the Lessor Possession Date, by reason of any of the transactions contemplated by the Participation Agreement or any other Operative Document or the Transaction Documents to which any of them is a party, subject to regulation as a Public Utility, a Holding Company, or a Subsidiary Company.

L.  Exception to Section 5.1(k):

    HEI Investment Corp. is a "subsidiary company" (as such term is defined in Section 2(a)(8) of the Holding Company Act, of a "holding company" (as such term is defined in Section 2(a)(7) of the Holding Company Act), which is exempt from the registration provisions of the Holding Company Act pursuant to Section 3(a)(1) of the Holding Company Act and HEI Investment Corp., as a result of the transactions contemplated by the Participation Agreement, may be deemed to be a "public-utility" (as such term is defined in Section 3(a)(5) of the Holding Company Act) under the Holding Company Act.

M.  Miscellaneous Provisions:

    Owner Participant represented and warranted on the Closing Date that the making of its investment pursuant to Article 3 of the Original Participation Agreement and the entering into by it of the Operative Documents to which it is a party were in the ordinary course of its business.

N.  Tax Assumptions:

         Cost of the 5-Year Property        $49,614,686
         Cost of the Special 5-Year
           Property                         $50,385,314
         Lessee's Adjusted Basis in
           The Undivided Interest           $50,385,314
         Lessee's Unadjusted Basis
           in the Undivided Interest        $77,715,137

O.  Rent Adjustment:

    None.